As filed with the Securities and Exchange Commission on February 23, 2012
Registration Nos. 333-179077
811-6161

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
☐ Pre-Effective Amendment No.
☑ Post-Effective Amendment No. 1
(Check Appropriate Box or Boxes)
Allianz Funds
(Exact Name of Registrant as Specified in Charter)

1633 Broadway, New York, NY 10019
(Address of principal executive offices) (Zip code)
(888) 852-3922
(Registrant’s telephone number, including area code)
Brian S. Shlissel
c/o Allianz Global Investors Distributors LLC
1633 Broadway
New York, NY 10019
Name and address of agent for service:

Copies to:
Thomas J. Fuccillo, Esq.
c/o Allianz Global Investors Fund Management LLC
1633 Broadway
New York, NY 10019
David C. Sullivan, Esq.
Ropes & Gray LLP
Prudential Tower
800 Boylston
Boston, MA 02199
As soon as practicable after this Registration Statement becomes effective.
(Approximate Date of Proposed Public Offering)
Title of Securities Being Registered: Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shares of the Allianz RCM Mid-Cap Fund.
It is proposed that this filing will become effective immediately upon filing pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended.
The Registrant has registered an indefinite amount of its shares of beneficial interest under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon Rule 24f-2, no filing fee is being paid at this time.
This post-effective amendment relates solely to the sale of Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shares of the Allianz RCM Mid-Cap Fund.

Allianz Funds
1633 Broadway
New York, NY 10019

February 23, 2012

Dear Allianz AGIC Target Fund Shareholder:

We are proposing to reorganize the Allianz AGIC Target Fund (the “AGIC Target Fund” or the “Fund”) into the Allianz RCM Mid-Cap Fund (the “RCM Mid-Cap Fund”). Both Funds are series of Allianz Funds. In connection with the reorganization, each share of your Fund would be exchanged at net asset value for shares of the RCM Mid-Cap Fund; the exchange is expected to be tax-free. The reorganization (the “Merger”) would allow you to invest in a fund managed by Allianz Global Investors Fund Management LLC (“AGIFM”) and sub-advised by RCM Capital Management LLC with an investment objective of long-term capital appreciation. The RCM Mid-Cap Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of medium-sized companies (defined as those companies having market capitalizations comparable to those companies included in the Russell Midcap Growth Index (between $40 million and $20.4 billion as of December 31, 2011)). Please see the “Overview” and Appendix B in the accompanying Prospectus/Proxy Statement for more information about the investment strategies of the RCM Mid-Cap Fund.

We expect the proposed Merger of your Fund will offer you the following advantages:

•	Expected decrease in total expense ratio. As noted below, the total expense ratio for Class A shares of the AGIC Target Fund is 1.21% and the total expense ratio for Class A shares of the RCM Mid-Cap Fund is 1.13%. The total expense ratio for Class A shares of the RCM Mid-Cap Fund after the Merger is expected to be 1.13%, resulting in an expense decrease to AGIC Target Fund shareholders. See “Information About the Proposed Merger — Management of the AGIC Target Fund and the RCM Mid-Cap Fund” in the Prospectus/Proxy Statement for more details.

•	Better prospects for growth and additional assets. We believe that the RCM Mid-Cap Fund will be better positioned than the AGIC Target Fund to grow in size, potentially benefiting from possible economies of scale. The Merger will immediately result in the combined Fund having materially greater assets than either Fund’s net assets prior to closing.

•	Tax-free reorganization. For federal income tax purposes, the Merger is intended to be tax-free. This means that no gain or loss is expected to be recognized by you on the distribution of shares of the RCM Mid-Cap Fund to you in exchange for your AGIC Target Fund shares. The aggregate tax basis of the RCM Mid-Cap Fund shares you receive will be the same as the aggregate tax basis of your AGIC Target Fund shares. The other tax consequences of the Merger are complex and may vary depending on the circumstances. See “Overview — What are the U.S. federal income tax consequences of the proposed Merger?” and “Information About the Proposed Merger” in the Prospectus/Proxy Statement for more details.

What stays the same

While the Merger will cause several changes in your investment, many of the current benefits of your Fund will stay the same:

•	Continued access to multiple Allianz Funds. Like your Fund, the RCM Mid-Cap Fund will generally permit shareholder exchanges among the funds that comprise Allianz Funds and Allianz Funds Multi-Strategy Trust.

•	Continued excellent shareholder services. As a shareholder of the RCM Mid-Cap Fund, you will continue to receive the same high-level shareholder services you receive as a shareholder of your Fund.

•	Continued commitment to shareholders. AGIFM and its affiliates remain committed to shareholders in terms of fund performance, communications and service.

What changes

The AGIC Target Fund seeks capital appreciation with no consideration to income as its investment objective; the RCM Mid-Cap Fund seeks long-term capital appreciation as its investment objective. The Funds have substantially similar investment strategies, except that while the AGIC Target Fund normally invests at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $1 billion, RCM Mid-Cap Fund generally invests at least 80% of its net assets in common stocks and other equity securities of medium-sized companies (defined as those companies having market capitalizations comparable to those companies included in the Russell Midcap Growth Index (between $40 million and $20.4 billion as of December 31, 2011)). The Funds’ investment strategies are described in more detail in the Prospectus/Proxy Statement.

Your vote is important

After reviewing the proposal and considering various alternatives, the Fund’s Board of Trustees unanimously agreed that the Merger is in the best interests of Fund shareholders and voted to approve the Merger, as more fully described in the accompanying Prospectus/Proxy Statement. Now it is your turn to review the proposal and vote. We urge you to read the accompanying Prospectus/Proxy Statement, which contains important information about the proposed Merger and the Allianz RCM Mid-Cap Fund.

A special meeting of the shareholders of the AGIC Target Fund will be held at 10:00 a.m., Eastern time, on April 11, 2012, to vote on the proposed Merger. The meeting will be held at the offices of Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY 10019. If you are not able to attend the meeting, please use the enclosed proxy and envelope to cast your vote so that you will be represented.

No matter how many shares you own, your timely vote is important. If you are unable to attend the meeting, please complete, sign, date and mail the enclosed proxy card promptly, in order to avoid the expense of additional mailings or having our proxy solicitor, The Altman Group, telephone you. If you have any questions regarding the Prospectus/Proxy Statement, please call us at 800-591-6309.

Thank you in advance for your participation in this important event.

Sincerely,

Brian S. Shlissel
President

Allianz Funds
Allianz AGIC Target Fund
c/o Allianz Global Investors Fund Management LLC
1633 Broadway
New York, New York 10019

For proxy information, please call (800) 591-6309
For account information, please call:
(800) 988-8380 (Retail classes: A, B, C, D & R)
(800) 498-5413 (Institutional classes: Administrative, Institutional & P)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
April 11, 2012

To the Shareholders of Allianz AGIC Target Fund:

Notice is hereby given that a Special Meeting of Shareholders of Allianz AGIC Target Fund (the “AGIC Target Fund”) will be held on April 11, 2012, at 10:00 a.m., Eastern time, at the offices of Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY 10019 (the “Meeting”), to consider the following:

1. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the AGIC Target Fund to the Allianz RCM Mid-Cap Fund in exchange for shares of the RCM Mid-Cap Fund, and the assumption by the RCM Mid-Cap Fund of all of the liabilities of the AGIC Target Fund, and the distribution of such shares to the shareholders of the AGIC Target Fund in complete liquidation of the AGIC Target Fund.

2. To consider and act upon such other matters as may properly come before the Meeting and any adjourned session thereof.

Shareholders of record on February 15, 2012, are entitled to notice of, and to vote at, the Meeting.

By order of the Board of Trustees

Thomas J. Fuccillo
Secretary of the Trust

February 23, 2012

YOUR VOTE IS IMPORTANT

PLEASE RESPOND — YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE PREPAID ENVELOPE THE ENCLOSED PROXY CARD(S) SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

Allianz Funds
Prospectus/Proxy Statement

Dated as of February 23, 2012

Acquisition of the assets of:	by and in exchange for shares of:

Allianz AGIC Target Fund, a series of Allianz Funds 1633 Broadway New York, New York 10019 212-739-3000	Allianz RCM Mid-Cap Fund, a series of Allianz Funds 1633 Broadway New York, New York 10019 212-739-3000

This Prospectus/Proxy Statement relates to the proposed reorganization (the “Merger”) of Allianz AGIC Target Fund (the “AGIC Target Fund”) into Allianz RCM Mid-Cap Fund (the “RCM Mid-Cap Fund”).

The AGIC Target Fund and the RCM Mid-Cap Fund are each a series of Allianz Funds (the “Trust”) and are sometimes referred to in this Prospectus/Proxy Statement, collectively, as the “Funds.” The Merger is to be effected through the transfer of all of the assets of the AGIC Target Fund to the RCM Mid-Cap Fund in exchange for shares of beneficial interest of the RCM Mid-Cap Fund (the “Merger Shares”) and the assumption by the RCM Mid-Cap Fund of all of the liabilities of the AGIC Target Fund, followed by the distribution of the Merger Shares to the shareholders of the AGIC Target Fund in complete liquidation of the AGIC Target Fund. As a result of the proposed transaction, the AGIC Target Fund will cease to be a series of the Trust.

Because you are being asked to approve transactions that will result in your holding shares of the RCM Mid-Cap Fund, this document also serves as a Prospectus for the Merger Shares of the RCM Mid-Cap Fund. The RCM Mid-Cap Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of medium-sized companies (defined as those companies having market capitalizations comparable to those companies included in the Russell Midcap Growth Index (between $40 million and $20.4 billion as of December 31, 2011)). The RCM Mid-Cap Fund normally invests primarily in equity securities of U.S. companies. See “Overview — How do the investment objectives, policies and restrictions of the AGIC Target Fund and the RCM Mid-Cap Fund compare?” below for a more complete discussion of the Funds’ investment strategies.

The RCM Mid-Cap Fund and the AGIC Target Fund are both diversified series of the Trust. The Trust is an open-end series management investment company, organized as a Massachusetts business trust in 1990, that currently consists of twenty-three separate investment series.

This Prospectus/Proxy Statement explains concisely what you should know before investing in the RCM Mid-Cap Fund. Please read it and keep it for future reference.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated herein by reference, which means they are considered legally a part of this Prospectus/Proxy Statement:

•	The Trust’s current Prospectus for Class A, Class B, Class C and Class R shares of its series, dated November 1, 2011, as supplemented (the “Retail Prospectus”), but only with respect to the information about the AGIC Target Fund contained therein.

•	The Trust’s current Prospectus for Class D, Class P, Institutional and Administrative Class shares of its series, dated November 1, 2011, as supplemented (the “Institutional Prospectus”), but only with respect to the information about the AGIC Target Fund contained therein.

•	A Statement of Additional Information dated February 23, 2012, relating to the transactions described herein (the “Merger Statement of Additional Information”).

The following documents have been filed with the SEC and are incorporated into the Merger Statement of Additional Information by reference, which means they are considered legally a part of the Merger Statement of Additional Information.

•	The Trust’s current Statement of Additional Information, dated November 1, 2011, as supplemented from time to time (including the Report of Independent Registered Public Accountants and financial statements with respect to the Funds incorporated by reference therein) (together, the “Allianz Statement of Additional Information” and, together with the Merger Statement of Additional Information, the “Statement of Additional Information”).

•	The Trust’s current Annual Report for Class A, Class B, Class C, Class D, Class R, Class P, Institutional and Administrative Class shares of its series, dated June 30, 2011, as supplemented (including the Report of Independent Registered Public Accountants and Financial Statements included therein) (the “Annual Report”), but only with respect to the information about the AGIC Target Fund and the RCM Mid-Cap Fund contained therein.

For a free copy of the Prospectuses, Statement of Additional Information and Annual Report (as defined above), please call or write to the Trust at the phone number or address appearing above. Text-only versions of these documents, as well as proxy materials, can be viewed online or downloaded from the EDGAR database on the SEC’s Internet site at www.sec.gov. You can inspect and copy information about the Funds by visiting the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, DC; or at the public reference facilities in its Northeast and Midwest regional offices, at 3 World Financial Center, Suite 400, New York, NY, and 175 W. Jackson Boulevard, Suite 900, Chicago, IL, respectively. You may obtain copies, upon payment of a duplicating fee, by submitting an electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, U.S. Securities and Exchange Commission, Washington, DC 20549-1520. Information on the operation of the Public Reference Room may be obtained at 202-551-8090. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-6161.

The Trust makes available its Statement of Additional Information and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit this Web site for additional information about the Funds.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of the Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

An investment in the RCM Mid-Cap Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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TABLE OF CONTENTS

A. OVERVIEW	4
B. PRINCIPAL RISK FACTORS	15
C. INFORMATION ABOUT THE PROPOSED MERGER	19
D. INFORMATION ABOUT THE AGIC TARGET FUND AND THE RCM MID-CAP FUND	32
E. VOTING INFORMATION	33
APPENDIX A Form of Agreement and Plan of Reorganization	A-1
APPENDIX B Information About the RCM Mid-Cap Fund	B-1
APPENDIX C Financial Highlights	C-1
APPENDIX D Comparison of Fundamental Investment Restrictions	D-1

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A.	OVERVIEW

The responses to the questions that follow provide an overview of key points the RCM Mid-Cap Fund believes are typically of interest to shareholders considering a transaction such as the Merger. For a more complete understanding, please refer to the remainder of the Prospectus/Proxy Statement, which contains additional information and further details about the proposed Merger.

1.  What is being proposed?

The Board of Trustees of the Trust (the “Trustees”) has unanimously approved the Merger of the AGIC Target Fund into the RCM Mid-Cap Fund. The Merger is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization (the “Merger Agreement”). The Merger Agreement provides, among other things, for the transfer of all of the assets of the AGIC Target Fund to the RCM Mid-Cap Fund in exchange for (i) the assumption by the RCM Mid-Cap Fund of all of the liabilities of the AGIC Target Fund and (ii) the issuance to the AGIC Target Fund of Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class Shares of the RCM Mid-Cap Fund (“Merger Shares”), followed by the distribution of those shares to the shareholders of the AGIC Target Fund in complete liquidation of the AGIC Target Fund.

As a result of the Merger, the AGIC Target Fund will receive a number of Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class Merger Shares of the RCM Mid-Cap Fund equal in value to the value of the net assets of the AGIC Target Fund being transferred and attributable to Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shares, respectively, of the AGIC Target Fund. Following the transfer:

•	Each shareholder of the AGIC Target Fund will receive, on a tax-free basis, a number of full and fractional Class A, Class B, Class C, Class D, Class P, Institutional Class, and/or Administrative Class Merger Shares of the RCM Mid-Cap Fund equal in value to the aggregate value of the shareholder’s Class A, Class B, Class C, Class D, Class P, Institutional Class and/or Administrative Class shares of the AGIC Target Fund, respectively.

•	The AGIC Target Fund will cease to be a series of the Trust and will liquidate.

Allianz Global Investors Fund Management LLC (“AGIFM”), the investment adviser to each Fund, is proposing the Merger to shareholders of the AGIC Target Fund because it believes that it would result in a combined fund with a larger asset base, lower total expenses, and improved prospects for future growth than the AGIC Target Fund would experience on its own if the reorganization were not to occur. See “Information About the Proposed Merger — Trustees’ Considerations Relating to the Proposed Merger” below.

2.  What will happen to my AGIC Target Fund shares as a result of the proposed Merger?

Your AGIC Target Fund shares will be exchanged on a tax-free basis for Merger Shares of the RCM Mid-Cap Fund with an equal aggregate net asset value on the date of the Merger.

3.  Why is the Merger being proposed at this time?

At a meeting held on December 15-16, 2011, the Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), determined that the Merger would be in the best interests of both Funds, and that the interests of such shareholders would not be diluted as a result of effecting the Merger. The Trustees have unanimously approved the proposed Merger and have recommended its approval by shareholders.

The Trustees expect the proposed Merger will offer shareholders of the AGIC Target Fund the following advantages:

Expected decrease in total expense ratio.  As noted below, the total expense ratio for Class A shares of the AGIC Target Fund is 1.21% and the total expense ratio for Class A shares of the RCM Mid-Cap Fund is 1.13%. The total expense ratio for Class A shares of the RCM Mid-Cap Fund after the Merger is expected to be 1.13%, resulting in an expense decrease to AGIC Target Fund shareholders. See “Information About the Proposed Merger — Management of the AGIC Target Fund and the RCM Mid-Cap Fund” for more details.

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Better prospects for growth and additional assets.  We believe that the RCM Mid-Cap Fund will be better positioned than the AGIC Target Fund to grow in size, potentially benefiting from possible economies of scale. The Merger will immediately result in the RCM Mid-Cap Fund having materially greater assets than the AGIC Target Fund’s net assets prior to closing.

Tax-free Reorganization.  For federal income tax purposes, the Merger is intended to be tax free. This means that no gain or loss is expected to be recognized by you on the distribution of shares of the RCM Mid-Cap Fund to you in exchange for your AGIC Target Fund shares. The aggregate tax basis of the RCM Mid-Cap Fund shares you receive will be the same as the aggregate tax basis of your AGIC Target Fund shares. The other tax consequences of the Merger are complex and may vary depending on the circumstances. See “Overview — What are the U.S. federal income tax consequences of the proposed Merger?” and “Information About the Proposed Merger” for more details.

For a detailed discussion of the Trustees’ deliberations, see “Information About the Proposed Merger — Trustees’ Considerations Relating to Proposed Merger.”

4.  How do the investment objectives, policies and restrictions of the AGIC Target Fund and the RCM Mid-Cap Fund compare?

The investment objectives, policies and restrictions of the Funds are similar. The principal investments and strategies of each Fund are summarized below. Additional information about the principal investments and strategies of the AGIC Target Fund is set forth in the Prospectuses, and is incorporated herein by reference. Additional information about the principal investments and strategies of the RCM Mid-Cap Fund is set forth in “Appendix B — Information About the RCM Mid-Cap Fund.”

	AGIC Target Fund	RCM Mid-Cap Fund

Investment Objectives	The Fund seeks capital appreciation; no consideration is given to income.	The Fund seeks long-term capital appreciation.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $1 billion, although it may invest in companies of any size.

The portfolio managers select securities for the Fund using a “growth” style. The portfolio managers consider “growth” companies to include companies that they believe have well-defined “wealth creating” characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund will consider selling a security when the portfolio managers believe that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

The Fund’s equity investments may include common stocks and other kinds of equity securities, such as preferred stocks, convertible securities and warrants. The Fund may also invest in securities issued in initial public offerings (IPOs). The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). At times, depending on market and other conditions, the Fund may invest a substantial portion of its assets in a small number of business sectors or industries.

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of medium-sized companies. The Fund currently defines medium-sized companies as those having market capitalizations comparable to those companies included in the Russell Midcap Growth Index (between $40 million and $20.4 billion as of December 31, 2011). Equity securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. Under normal circumstances, the Fund invests primarily in equity securities of U.S. companies, but may invest a portion of its assets in non-U.S. securities. The Fund may invest in securities issued in initial public offerings (IPOs).

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

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AGIC Target Fund	RCM Mid-Cap Fund

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.
In addition to traditional research activities, the portfolio managers use Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Comparison.  The similarities and differences of the investment objectives, policies and restrictions of the Funds are described below.

•	Approximate Number of Holdings. The AGIC Target Fund normally invests in equity securities of up to 100 issuers. The RCM Mid-Cap Fund normally invests in equity securities of 85-125 issuers.

•	Other Securities. In addition to common stocks, the Funds may invest in other types of securities, including securities issued in initial public offerings (IPOs).

•	Investments in Foreign Securities. The AGIC Target Fund may invest up to 15% of its assets in non-U.S. securities (without limit in American Depositary Receipts (ADRs)), while the RCM Mid-Cap Fund does not have any limitation on the percentage of its assets that may be invested in non-U.S. companies.

•	Allowance for Derivatives. The RCM Mid-Cap Fund invests in derivative instruments as part of its principal investment strategy. While the AGIC Target Fund may invest in derivatives, it is not part of the Fund’s principal investment strategy.

•	Temporary and Defensive Investments. In response to unfavorable market and other conditions, each of the Funds may make temporary investments of some or all of its assets in high-quality fixed-income securities, cash and cash equivalents. This would be inconsistent with each Fund’s investment objective and principal strategies.

•	Investment Policies/Restrictions. The AGIC Target Fund normally invests at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $1 billion. The RCM Mid-Cap Fund normally invests at least 80% of its net assets in common stocks and other equity securities of medium-sized companies, defined as those companies having market capitalizations comparable to those companies included in the Russell Midcap Growth Index (between $40 million and $20.4 billion as of December 31, 2011).

•	Dividends and Distributions. The Funds declare and pay income dividends at least annually. Each Fund distributes its net realized capital gains no less frequently than annually.

•	Legal and Accounting Survivor. The AGIC Target Fund is the larger of the two funds in terms of asset size. However, the combined fund will have the same investment advisers; investment objectives, policies, and restrictions; and expense structures and expense ratios as the RCM Mid-Cap Fund, and so the RCM Mid-Cap Fund will be the legal and accounting survivor of the Merger.

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Fundamental Investment Restrictions.  The AGIC Target Fund and the RCM Mid-Cap Fund have adopted certain fundamental investment restrictions. Fundamental investment restrictions cannot be changed as to a fund without the consent of the holders of a majority of the outstanding voting securities of the fund, as such term is defined in the 1940 Act; other investment policies can be changed without shareholder consent. The fundamental investment restrictions of the RCM Mid-Cap Fund are substantially similar, although not identical to, those of the AGIC Target Fund. For example:

•	The AGIC Target Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund’s total assets (taken at cost) and then only to secure borrowings permitted by Restriction (1) (as set forth in Appendix D). The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances. For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security. The RCM Mid-Cap Fund is not subject to a similar fundamental restriction.

•	The AGIC Target Fund may not acquire more than 10% of the voting securities of any issuer, both with respect to any such Fund and to the Funds to which this policy relates[1], in the aggregate. The RCM Mid-Cap Fund is not subject to a similar fundamental restriction.

•	The AGIC Target Fund may not purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and related options. The RCM Mid-Cap Fund may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

For a more complete understanding of the fundamental investment policies for the AGIC Target Fund and the RCM Mid-Cap Fund, please see Appendix D (“Comparison of Fundamental Investment Restrictions”).

5.  How do the management fees and other expenses of the AGIC Target Fund and the RCM Mid-Cap Fund compare, and what are they estimated to be following the proposed Merger?

The following tables allow you to compare the sales charges, if applicable, advisory and administrative fees and other expenses of the AGIC Target Fund and the RCM Mid-Cap Fund and to analyze the estimated pro forma expenses that AGIFM estimates the RCM Mid-Cap Fund will bear in the first year following the Merger. As indicated in the tables below, it is expected that the Merger will result in lower Fund expenses because of the lower management fee levels (a combination of investment advisory fees and “unitary” administrative fees) of the RCM Mid-Cap Fund. These tables and the footnotes below summarize the following information:

•	Expenses that the AGIC Target Fund incurred in the fiscal year ended June 30, 2011.

•	Expenses that the RCM Mid-Cap Fund incurred in the fiscal year ended June 30, 2011.

•	Expenses that AGIFM estimates the RCM Mid-Cap Fund would have incurred in the fiscal year ended June 30, 2011, after giving effect to the proposed Merger on a pro forma combined basis, assuming the Merger had occurred as of July 1, 2010. The actual expenses incurred by the RCM Mid-Cap Fund subsequent to the Merger may be higher than the pro forma figures shown to the extent that the RCM Mid-Cap Fund incurs a higher level of expenses in future periods (for example, if its net assets are lower).

Sales charges are paid directly by shareholders to Allianz Global Investors Distributors LLC, the Funds’ distributor. Annual Fund Operating Expenses are deducted from each Fund’s assets. They include management fees (a combination of investment advisory fees and “unitary” administrative fees paid to AGIFM), Rule 12b-1 fees (if applicable), and other expenses.

1 As set forth in the Trust’s Statement of Additional Information, the policy also relates to the Allianz NFJ Mid-Cap Value, Allianz AGIC Growth and Allianz AGIC Opportunity Funds.

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You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 133 of the Fund’s Retail Prospectus, in the “Classes of Shares” section of Appendix B or from your financial advisor.

		Current	Pro forma
	Current	Expenses	Expenses
	Expenses	RCM Mid-	RCM Mid-
	AGIC Target Fund	Cap Fund	Cap Fund

CLASS A SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)[2]	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.95%	.87%	.87%
Distribution and/or Servicing Fees	.25%	.25%	.25%
Other Expenses	.01%	.01%	.01%
Total Annual Fund Operating Expenses	1.21%	1.13%	1.13%

CLASS B SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)[3]	5.00%	5.00%	5.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.95%	.87%	.87%
Distribution and/or Servicing Fees	1.00%	1.00%	1.00%
Other Expenses	.01%	.01%	.01%
Total Annual Fund Operating Expenses	1.96%	1.88%	1.88%

CLASS C SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)[4]	1.00%	1.00%	1.00%

2 For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
3 For Class B shares, the maximum CDSC is imposed on shares redeemed within the first year; the CDSC decreases over time to zero for shares held longer.
4 For Class C shares, the CDSC is imposed only on shares redeemed within the first year.

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		Current	Pro forma
	Current	Expenses	Expenses
	Expenses	RCM Mid-	RCM Mid-
	AGIC Target Fund	Cap Fund	Cap Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.95%	.87%	.87%
Distribution and/or Servicing Fees	1.00%	1.00%	1.00%
Other Expenses	.01%	.01%	.01%
Total Annual Fund Operating Expenses	1.96%	1.88%	1.88%

CLASS D SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)	N/A	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.95%	.87%	.87%
Distribution and/or Servicing Fees	.25%	.25%	.25%
Other Expenses	.01%	.01%	.01%
Total Annual Fund Operating Expenses	1.21%	1.13%	1.13%
INSTITUTIONAL CLASS SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)	N/A	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.85%	.77%	.77%
Distribution and/or Servicing Fees	N/A	N/A	N/A
Other Expenses	.01%	.01%	.01%
Total Annual Fund Operating Expenses	.86%	.78%	.78%

ADMINISTRATIVE CLASS SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)	N/A	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.85%	.77%	.77%
Distribution and/or Servicing Fees	.25%	.25%	.25%
Other Expenses	.01%	.01%	.01%
Total Annual Fund Operating Expenses	1.11%	1.03%	1.03%

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		Current	Pro forma
	Current	Expenses	Expenses
	Expenses	RCM Mid-	RCM Mid-
	AGIC Target Fund	Cap Fund	Cap Fund

CLASS P SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)	N/A	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.95%	.87%	.87%
Distribution and/or Servicing Fees	N/A	N/A	N/A
Other Expenses	.01%	.01%	.01%
Total Annual Fund Operating Expenses	.96%	.88%	.88%

Examples.  The following Examples are intended to help you compare the cost of investing in the AGIC Target Fund with the cost of investing in the RCM Mid-Cap Fund and the cost of investing in other mutual funds. The Examples, which are based on the Total Annual Fund Operating Expenses shown above, assume that you invest $10,000 in the noted class of shares for the time periods indicated, that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Example.  Assuming you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years

Class A Shares:
AGIC Target Fund (Current)	$667	$913	$1,178	$1,935
RCM Mid-Cap Fund (Current)	$659	$889	$1,138	$1,849
RCM Mid-Cap Fund (Pro forma)	$659	$889	$1,138	$1,849

Class B Shares:
AGIC Target Fund (Current)	$699	$915	$1,257	$2,000
RCM Mid-Cap Fund (Current)	$691	$891	$1,216	$1,914
RCM Mid-Cap Fund (Pro forma)	$691	$891	$1,216	$1,914

Class C Shares:
AGIC Target Fund (Current)	$299	$615	$1,057	$2,285
RCM Mid-Cap Fund (Current)	$291	$591	$1,016	$2,201
RCM Mid-Cap Fund (Pro forma)	$291	$591	$1,016	$2,201

Class D Shares:
AGIC Target Fund (Current)	$123	$384	$665	$1,466
RCM Mid-Cap Fund (Current)	$115	$359	$622	$1,375
RCM Mid-Cap Fund (Pro forma)	$115	$359	$622	$1,375

Class P Shares:
AGIC Target Fund (Current)	$98	$306	$531	$1,178
RCM Mid-Cap Fund (Current)	—	—	—	—
RCM Mid-Cap Fund (Pro forma)	$90	$281	$488	$1,084

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	1 Year	3 Years	5 Years	10 Years

Institutional Class Shares:
AGIC Target Fund (Current)	$88	$274	$477	$1,061
RCM Mid-Cap Fund (Current)	$80	$249	$433	$966
RCM Mid-Cap Fund (Pro forma)	$80	$249	$433	$966

Administrative Class Shares:
AGIC Target Fund (Current)	$113	$353	$612	$1,352
RCM Mid-Cap Fund (Current)	$105	$328	$569	$1,259
RCM Mid-Cap Fund (Pro forma)	$105	$328	$569	$1,259

Example.  Assuming you do not redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years

Class A Shares:
AGIC Target Fund (Current)	$667	$913	$1,178	$1,935
RCM Mid-Cap Fund (Current)	$659	$889	$1,138	$1,849
RCM Mid-Cap Fund (Pro forma)	$659	$889	$1,138	$1,849

Class B Shares:
AGIC Target Fund (Current)	$199	$615	$1,057	$2,000
RCM Mid-Cap Fund (Current)	$191	$591	$1,016	$1,914
RCM Mid-Cap Fund (Pro forma)	$191	$591	$1,016	$1,914

Class C Shares:
AGIC Target Fund (Current)	$199	$615	$1,057	$2,285
RCM Mid-Cap Fund (Current)	$191	$591	$1,016	$2,201
RCM Mid-Cap Fund (Pro forma)	$191	$591	$1,016	$2,201

Class D Shares:
AGIC Target Fund (Current)	$123	$384	$665	$1,466
RCM Mid-Cap Fund (Current)	$115	$359	$622	$1,375
RCM Mid-Cap Fund (Pro forma)	$115	$359	$622	$1,375

Class P Shares:
AGIC Target Fund (Current)	$98	$306	$531	$1,178
RCM Mid-Cap Fund (Current)	—	—	—	—
RCM Mid-Cap Fund (Pro forma)	$90	$281	$488	$1,084

Institutional Class Shares:
AGIC Target Fund (Current)	$88	$274	$477	$1,061
RCM Mid-Cap Fund (Current)	$80	$249	$433	$966
RCM Mid-Cap Fund (Pro forma)	$80	$249	$433	$966

Administrative Class Shares:
AGIC Target Fund (Current)	$113	$353	$612	$1,352
RCM Mid-Cap Fund (Current)	$105	$328	$569	$1,259
RCM Mid-Cap Fund (Pro forma)	$105	$328	$569	$1,259

Portfolio Turnover.  The Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turns over” their portfolios). The AGIC Target Fund’s portfolio turnover rate for the fiscal year ended June 30, 2011 was 97% and the average over the five fiscal years for the period ended June 30, 2011 was 117%. The RCM Mid-Cap Fund’s portfolio turnover rate for the fiscal year ended June 30, 2011 was 133% and the average over the five fiscal years for the period ended June 30, 2011 was 118%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These

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costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect a Fund’s investment performance.

The Administrative Fee arrangements and the Distribution Fee arrangements for the RCM Mid-Cap Fund are discussed further under “Information About the Proposed Merger — Management of the AGIC Target Fund and the RCM Mid-Cap Fund” below.

All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the transactions contemplated by the Merger Agreement (other than brokerage costs and similar expenses, as described below) will be borne by AGIFM, and not by the Funds. The cost of any restructuring of the combined fund portfolio will be borne by the Funds and not reimbursed by AGIFM. For more information about the expenses associated with the Merger, see “Information About the Proposed Merger — Expenses of the Merger.”

6.  Will my dividends be affected by the proposed Merger?

The Funds declare and pay income dividends at least annually. Each Fund distributes its net realized capital gains no less frequently than annually.

7.  Who manages the RCM Mid-Cap Fund and how does management of the AGIC Target Fund differ?

AGIFM is the investment adviser to each Fund. Allianz Global Investors Capital LLC (“AGIC”) serves as the sub-adviser to the AGIC Target Fund. RCM Capital Management LLC (“RCM”) serves as the sub-adviser to the RCM Mid-Cap Fund. AGIC and RCM are affiliates of AGIFM’s parent, Allianz Asset Management of America L.P.

8.  What are the U.S. federal income tax consequences of the proposed Merger?

For federal income tax purposes, the Merger of the AGIC Target Fund into the RCM Mid-Cap Fund is expected to be a tax-free reorganization. This means that no gain or loss is expected to be recognized by the AGIC Target Fund or its shareholders directly as a result of the Merger. The aggregate tax basis of the Merger Shares received by each AGIC Target Fund shareholder is expected to be the same as the aggregate tax basis of the shareholder’s AGIC Target Fund shares, and the holding period of the Merger Shares in the hands of each AGIC Target Fund shareholder is expected to include the holding period for the shareholder’s AGIC Target Fund shares, provided in each case that the shareholder held the AGIC Target Fund shares as capital assets. Since the Merger will end the tax year of the AGIC Target Fund, it will accelerate distributions of any dividends from the AGIC Target Fund to its shareholders. Prior to the Exchange Date (as defined in the Merger Agreement), the AGIC Target Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the AGIC Target Fund shareholders (i) all of the excess of (x) the AGIC Target Fund’s investment income excludable from gross income under Section 103 of the Code over (y) the AGIC Target Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the AGIC Target Fund’s investment company taxable income, as defined in Section 852 of the Code, and (iii) all of the AGIC Target Fund’s net capital gain, in each case computed without regard to any deduction for dividends paid, and in each case for its taxable year ended June 30, 2011 and the short taxable year beginning on July 1, 2011 and ending on the Exchange Date. Because the AGIC Target Fund expects its fairly significant capital loss carryforwards to offset all or a significant portion of any gains realized during the short taxable year ending on the date of the Merger, it is not expected that the AGIC Target Fund will make any significant distributions of capital gain dividends prior to the Merger. If the AGIC Target Fund has ordinary income for the tax year ending on the date of the Merger, such income must be distributed to the Fund’s shareholders. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in the current recognition of gain or loss to such shareholder for federal income tax purposes.

The application of loss limitation rules under federal tax law as a result of the Merger can limit the combined Fund’s ability to carry forward capital losses of either Fund and to use them to offset future gains. These loss limitation rules, combined with the spreading of each Fund’s gain and loss attributes across the larger combined Fund, can result in potential tax costs to shareholders of either or both Funds. For more information about the federal income tax consequences of the Merger, see “Information About the Proposed Merger — U.S. Federal Income Tax Consequences.”

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9.  What are the distribution and share class arrangements of the Funds?

The distribution and share class arrangements of Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class Merger Shares are identical to those of the corresponding classes of shares of the AGIC Target Fund.

•	Class A shares of the Funds are generally sold subject to an initial sales charge (“load”) and are subject to a servicing fee at an annual rate of 0.25% of a Fund’s average daily net assets attributable to its Class A shares. Class A shares are generally not subject to a contingent deferred sales charge (a “CDSC”), except in the case of certain purchases of Class A shares without a sales load that are redeemed within 18 months after purchase.

•	Class B shares of the Funds are sold at net asset value, without an initial sales charge, but are subject to a CDSC at declining rates if redeemed during the first six years after purchase (the maximum CDSC is imposed on shares redeemed in the first year). Class B shares are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of a Fund’s average daily net assets attributable to its Class B shares. Class B shares convert automatically to Class A shares seven or eight years after purchase depending on when they were purchased.

•	Class C shares of the Funds are sold at net asset value, without an initial sales charge, and are subject to a 1.00% CDSC if redeemed within one year after purchase. Class C shares are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of a Fund’s average daily net assets attributable to its Class C shares. Class C shares do not automatically convert into another class of shares.

•	Class D shares of the Funds are not subject to an initial sales charge or CDSC but are subject to an annual distribution and/or service fee of 0.25% of a Fund’s average daily net assets attributable to its Class D shares.

•	Class P shares of the Funds are not subject to an initial sales charge or CDSC and are not subject to an annual distribution and/or service fee.

•	Institutional Class shares of the Funds are not subject to an initial sales charge or CDSC and are not subject to an annual distribution and/or service fee.

•	Administrative Class shares of the Funds are not subject to an initial sales charge or CDSC but are subject to an annual distribution and/or service fee of 0.25% of a Fund’s average daily net assets attributable to its Administrative Class shares.

See Appendix B for more information about the RCM Mid-Cap Fund’s distribution and share class arrangements.

10.  Do the procedures for purchasing, redeeming and exchanging shares of the AGIC Target Fund and the RCM Mid-Cap Fund differ?

Purchases of Shares.  The purchase arrangements for shares of the Funds are substantially identical. As described in more detail in Appendix B, you may purchase all classes of shares of the RCM Mid-Cap Fund at their net asset value next determined after receipt of your purchase request, plus any applicable sales charges, directly from the Trust (except for Class D shares, which must be purchased through a financial service firm, and Class B shares, which are no longer available for purchase, except through exchanges and dividend reinvestments) or through an investor’s financial representative or other financial intermediary. The minimum investment amount for each Class A, Class B, Class C, and Class D shares is $1,000. Institutional Class, Class P and Administrative Class shares require a $1,000,000 minimum investment (except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors).

Exchanges.  You may exchange your shares in the Funds at net asset value for shares of the same class of any other series of the Trust or Allianz Funds Multi-Strategy Trust, subject to any restrictions on exchanges set forth in the applicable prospectus(es). See “Exchanging Shares” in Appendix B.

Redemptions.  Redemption procedures for the Funds are substantially identical. You may redeem Fund shares on any day the New York Stock Exchange is open at their net asset value next determined after receipt of the

13

redemption request, less any applicable CDSC and/or redemption fee. The Trust does not charge any redemption fees on the redemption or exchange of Fund shares. Shareholders can redeem Class A, B and C shares through a participating broker or by submitting a written redemption request directly to the Fund’s transfer agent for Class A, B and C shares (for non-broker accounts only). Class D shares can be redeemed through the financial service firm through which you purchased the shares. Institutional Class, Class P and Administrative Class shares can be redeemed through a participating financial intermediary or via a written, telephonic, or wire communication redemption request directly to the Fund’s transfer agent. See “Selling Shares — Class A, B and C Shares,” “Selling Shares — Class D Shares” and “Selling Shares — Institutional Class, Class P and Administrative Class Shares” in Appendix B.

11.  Will I be able to redeem shares of the AGIC Target Fund prior to the consummation of the proposed Merger?

Yes, shareholders of the AGIC Target Fund may redeem their shares prior to the Merger. Purchases and exchange purchases will be suspended prior to consummation of the Merger. The last day to make a purchase will be April 5, 2012. If the Merger takes place, shareholders will still be free at any time to redeem their shares of the RCM Mid-Cap Fund for cash at net asset value at the time of such redemption, or to exchange their shares of the RCM Mid-Cap Fund at net asset value for shares of the same class of any other series of the Trust or Allianz Funds Multi-Strategy Trust, subject to any restrictions on exchanges set forth in the applicable prospectus(es).

12.  How will I be notified of the outcome of the vote?

If the proposed Merger of the AGIC Target Fund is approved by shareholders, you will receive confirmation after the Merger is completed indicating the number of shares of the RCM Mid-Cap Fund you are receiving.

13.  Will the number of shares I own change?

The number of shares you own will likely change, but the total net asset value of the shares of the RCM Mid-Cap Fund you receive will equal the total net asset value of the shares of the AGIC Target Fund that you hold at the time of the Merger.

14.  What shareholder vote is required to approve the proposed Merger?

At the meeting of shareholders of the AGIC Target Fund, 30% of the shares of the AGIC Target Fund outstanding as of February 15, 2012 (the “Record Date”), present in person or represented by proxy, constitutes a quorum for the transaction of business for the Fund. However, as required by the Investment Company Act of 1940, as amended (the “1940 Act”), approval of the Merger will require the affirmative vote of the lesser of:

•	67% or more of the shares present at the meeting or represented by proxy, if more than 50% of the shares are present or represented by proxy, and

•	more than 50% of the AGIC Target Fund’s shares.

Therefore, in order for the Merger to be approved, more than 50% of the AGIC Target Fund’s shares must be present at the meeting or represented by proxy.

A shareholder of the AGIC Target Fund objecting to the proposed Merger is not entitled under Massachusetts law or the Fifth Amended and Restated Agreement and Declaration of Trust of the Trust (the “Declaration of Trust”) to demand payment for or an appraisal of his or her AGIC Target Fund shares if the Merger is consummated over his or her objection. You may, however, redeem your shares at any time prior to the Merger and, if the Merger is consummated, you will still be free at any time to redeem your Merger Shares, for cash at net asset value (less any applicable CDSC and/or redemption fee) at the time of such redemption, or to exchange your Merger Shares as described under “Exchanging Shares” in “Appendix B — Information About the RCM Mid-Cap Fund.”

The Merger is subject to a number of conditions. In the event that the Merger is not approved by the shareholders of the AGIC Target Fund, the AGIC Target Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies, and the Trustees may consider other alternatives,

14

including the liquidation of the AGIC Target Fund. See “Information About the Proposed Merger — Trustees’ Considerations Relating to the Proposed Merger” below.

B.	PRINCIPAL RISK FACTORS

What are the principal risks of the RCM Mid-Cap Fund, and how do they compare with those of the AGIC Target Fund?

Because the Funds have similar investment objectives and investment strategies, the principal risks of investing in the Funds are substantially the same. The principal risks of the Funds are summarized below. To the extent the Funds have the same principal risks, the Funds describe those risks identically. To the extent the Funds’ principal risks differ, those differences are noted below. The RCM Mid-Cap Fund has two principal risks that are not shared by the AGIC Target Fund: Derivatives Risk and Leveraging Risk. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. The sections captioned “Characteristics and Risks of Securities and Investment Techniques” in the Prospectuses and “Investment Objectives and Policies” in the Statement of Additional Information include more information about the Funds, their investments and the related risks, and are incorporated in this Prospectus/Proxy Statement by reference. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in the Funds.

Management Risk.  Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Advisers and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results. To the extent the portfolio managers employ quantitative models, whether proprietary or maintained by third parties, there can be no assurance that such models will behave as expected in all market conditions, including due to deviations between expected and actual relationships among variables. In addition, the computer programming used to construct, or the data employed by, quantitative models may contain errors, which may cause losses for the Fund or reduce performance. In the event third-party models become increasingly costly or unavailable, the portfolio managers may be forced to rely on proprietary models or to reduce or discontinue their use of quantitative models. The Funds are also subject to the risk that deficiencies in the operational systems or controls of the Adviser or another service provider will cause losses for the Funds or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent a Fund from purchasing a security expected to appreciate in value. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to Allianz Global Investors Fund Management and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

Issuer Risk.  The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Risk.  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. To the extent a Fund invests substantially in common stocks and/or other equity securities, a principal risk of investing in the Fund is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries or sectors represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities, as well as equity securities and other types of investments, may decline due to changes in interest rates or other factors affecting the applicable markets generally. Equity securities generally have greater price volatility than fixed income securities. During a general downturn in securities markets, multiple asset classes may decline in value simultaneously.

Equity Securities Risk.  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation,

15

membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent a Fund invests in equity-related instruments it will also be subject to these risks.

The Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Smaller Company Risk.  The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations also have substantial exposure to these risks.

Credit Risk.  A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending cash collateral) is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. A Fund is also subject to the risk that a counterparty to a derivatives contract, repurchase agreement, a loan of portfolio securities or an unsettled transaction may be unable or unwilling to honor its obligations to the Fund.

Derivatives Risk.  Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The derivatives that may be used by the Funds are discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques — Derivatives” in the Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. A Fund investing in a derivative instrument could lose more than the principal amount invested, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position. Naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also

16

involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. Finally, federal legislation has been recently enacted in the U.S. that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Funds’ participation in derivatives transactions. This is not a principal risk of the AGIC Target Fund.

Focused Investment Risk.  Focusing Fund investments in a small number of issuers, industries, foreign currencies or regions increases risk. Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. Diversified Funds that invest in a relatively small number of issuers are subject to similar risks. In addition, certain Funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area, for example, regional economic risks relating to weather emergencies and natural disasters. Similarly, a Fund that focuses its investments in a certain type of issuer is particularly vulnerable to events affecting such type of issuer. Also, certain Funds may have greater risk to the extent they invest a substantial portion of their assets in a group of related industries (or “sectors”). The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments.
Commodity-Related Companies Risk.  Funds that make significant investments in companies principally engaged in the commodities industries (including the agriculture, energy, materials and commodity-related industrial sectors) (“commodity-related companies”) will be subject to the risk factors particular to each such industry. Commodity-related companies can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, tax and other government regulations, and natural phenomena such as drought, floods and other adverse weather conditions and livestock disease. Specifically, cyclical industries can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and companies engaged in such industries can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Furthermore, the commodities industries and funds that focus their investments in commodity-related companies can also be significantly affected by the level and volatility of commodity prices, which have historically been among the most volatile of international prices, often exceeding the volatility of exchange rates and interest rates. Finally, investments in commodity-related companies are subject to the risk that the performance of such companies may not correlate with broader equity market returns or with returns on commodity investments to the extent expected by a Fund’s portfolio manager(s).

IPO Risk.  Securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in companies with smaller market capitalizations and often to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Leveraging Risk.  Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or

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decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses. This is not a principal risk of the AGIC Target Fund.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from purchasing or selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain issuer or sector.

Non-U.S. Investment Risk.  A Fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities are often not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a non-U.S. country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in non-U.S. securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or geographic area, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, a Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S., which could reduce the return on an investment in a Fund.

Currency Risk.  Funds that invest directly in foreign (non-U.S.) currencies, or in securities that trade in, or receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s exposure to foreign currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Fund.

Turnover Risk.  A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Each Fund may experience increased turnover as a result of the Merger.

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C.	INFORMATION ABOUT THE PROPOSED MERGER

1.  Summary of the Terms of the Merger of the AGIC Target Fund into the RCM Mid-Cap Fund

You are being asked to approve the Merger of the AGIC Target Fund into the RCM Mid-Cap Fund. The Merger is proposed to take place pursuant to an Agreement and Plan of Reorganization between the AGIC Target Fund and the RCM Mid-Cap Fund (the “Merger Agreement”), a form of which is attached to this Prospectus/Proxy Statement as Appendix A.

The Merger Agreement provides that the RCM Mid-Cap Fund will acquire all of the assets of the AGIC Target Fund in exchange for the assumption by the RCM Mid-Cap Fund of all of the liabilities of the AGIC Target Fund and for the distribution to the AGIC Target Fund’s shareholders of the Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class Merger Shares, all as of the Exchange Date (as defined in the Merger Agreement). If the Merger is approved by shareholders of the AGIC Target Fund, it is expected the Exchange Date will occur on or about April 13, 2012. The following discussion of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

The AGIC Target Fund will transfer all of its assets to the RCM Mid-Cap Fund, and, in exchange, the RCM Mid-Cap Fund will assume all of the liabilities of the AGIC Target Fund and deliver to the AGIC Target Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of the assets of the AGIC Target Fund attributable to its Class A shares less the value of the AGIC Target Fund’s liabilities attributable to its Class A shares, (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the assets of the AGIC Target Fund attributable to its Class B shares less the value of the AGIC Target Fund’s liabilities attributable to its Class B shares, (iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the value of the assets of the AGIC Target Fund attributable to its Class C shares less the value of the AGIC Target Fund’s liabilities attributable to its Class C shares, (iv) a number of full and fractional Class D Merger Shares having an aggregate net asset value equal to the value of the assets of the AGIC Target Fund attributable to its Class D shares less the value of the AGIC Target Fund’s liabilities attributable to its Class D shares, (v) a number of full and fractional Class P Merger Shares having an aggregate net asset value equal to the value of the assets of the AGIC Target Fund attributable to its Class P shares less the value of the AGIC Target Fund’s liabilities attributable to its Class P shares, (vi) a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the value of the assets of the AGIC Target Fund attributable to its Institutional Class shares less the value of the AGIC Target Fund’s liabilities attributable to its Institutional Class shares, and (vii) a number of full and fractional Administrative Class Merger Shares having an aggregate net asset value equal to the value of the assets of the AGIC Target Fund attributable to its Administrative Class shares less the value of the AGIC Target Fund’s liabilities attributable to its Administrative Class shares.

Immediately following the Exchange Date, the AGIC Target Fund will, in complete liquidation of the AGIC Target Fund, distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Merger Shares received by the AGIC Target Fund, with Class A Merger Shares being distributed to holders of Class A shares of the AGIC Target Fund, Class B Merger Shares being distributed to holders of Class B shares of the AGIC Target Fund, Class C Merger Shares being distributed to holders of Class C shares of the AGIC Target Fund, Class D Merger Shares being distributed to holders of Class D shares of the AGIC Target Fund, Class P Merger Shares being distributed to holders of Class P shares of the AGIC Target Fund, Institutional Class Merger Shares being distributed to holders of Institutional Class shares of the AGIC Target Fund and Administrative Class Merger Shares being distributed to holders of Administrative Class shares of the AGIC Target Fund. As a result of the proposed transaction, each holder of Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shares of the AGIC Target Fund would receive a number of full and fractional Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class Merger Shares equal in aggregate value at the Exchange Date to the value of the Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shares, respectively, of the AGIC Target Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the RCM Mid-Cap Fund in the names of the AGIC Target Fund shareholders, each account holding the respective number of full and fractional Class A,

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Class B, Class C, Class D, Class P, Institutional Class and/or Administrative Class Merger Shares due such shareholder. New certificates for Merger Shares will not be issued. Shareholders of the AGIC Target Fund holding certificates for shares will be sent instructions on how they will be able to exchange those certificates for certificates representing shares of the RCM Mid-Cap Fund.

The consummation of the Merger is subject to the conditions set forth in the Merger Agreement and the approval of the shareholders of the AGIC Target Fund. The Merger Agreement may be revised or amended at any time prior to the consummation of the Merger with the consent of the Trustees. In addition, the Merger Agreement may be terminated and the Merger abandoned at any time, before or after approval by the shareholders of the AGIC Target Fund, prior to the Exchange Date, by consent of the Trustees or, if any condition set forth in the Merger Agreement has not been fulfilled and has not been waived by the party entitled to its benefits.

2.  Description of Merger Shares

Full and fractional Merger Shares will be issued to the AGIC Target Fund’s shareholders in accordance with the procedures under the Merger Agreement as described above. The Merger Shares are Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shares of the RCM Mid-Cap Fund, which, except as noted below, have characteristics identical to those of the corresponding class of shares of the AGIC Target Fund with respect to sales charges, CDSCs, conversion and exchange privileges, and 12b-1 fees.

Some of the important characteristics of the Merger Shares are discussed below:

Class A Merger Shares

•	You pay an initial or (“up-front”) sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested. AGIC Target Fund shareholders will not pay a sales charge on the RCM Mid-Cap Fund shares they receive in the Merger.

•	Class A shares are generally not subject to CDSC, except that certain purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge but are subject to a 1% CDSC if redeemed within 18 months after purchase.[5]

•	Class A shares are subject to a 12b-1 servicing fee at the annual rate of 0.25% of a Fund’s average daily net assets attributable to its Class A shares.

Class B Merger Shares

•	Class B shares are sold without a front-end sales charge, but are subject to a CDSC of up to 5% if redeemed within the first six years after the original purchase.[6]

•	Class B shares are subject to 12b-1 distribution and/or service fees at the annual rate of 1.00% of a Fund’s average daily net assets attributable to its Class B shares.

•	Class B shares purchased on or before December 31, 2001 or after September 30, 2004 automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after

5 For purposes of determining any redemption fee or CDSC payable on redemption of Class A, Class B, Class C, Class D, Class P, Institutional Class, or Administrative Class Merger Shares received in the Merger, as well as the conversion date of Class B Merger Shares, such shares will be treated as having been acquired as of the dates that, and for the prices at which, such shareholders originally acquired their Class A, Class B, Class C, Class D, Class P, Institutional Class or Administrative Class shares, as the case may be, of the AGIC Target Fund, and the CDSC would be applied at the same rate as was in effect for the AGIC Target Fund at the time the shares of the AGIC Target Fund were originally purchased.
6 The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines one percentage point per year (i.e., sold in first year at 5%, sold in second year at 4%, etc., until in the seventh and subsequent years there is no CDSC).

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December 31, 2001 but before October 1, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

Class C Merger Shares

•	Class C shares are sold without an initial sales charge, but are subject to a CDSC of 1% if redeemed within the first year after purchase.

•	Class C shares are subject to 12b-1 distribution and/or service fees at the annual rate of 1.00% of a Fund’s average daily net assets attributable to its Class C shares.

•	Unlike Class B shares, Class C shares do not convert into Class A shares.

Class D Merger Shares

•	Class D shares are not subject to a front-end sales charge or a CDSC.

•	Class D shares are subject to 12b-1 distribution and/or service fees at the annual rate of 0.25% of a Fund’s average daily net assets attributable to its Class D shares.

Class P Merger Shares

•	Class P shares are not subject to a front-end sales charge or a CDSC.

•	Class P shares are not subject to 12b-1 distribution and/or service fees.

Institutional Class Merger Shares

•	Institutional Class shares are not subject to a front-end sales charge or a CDSC.

•	Institutional Class shares are not subject to 12b-1 distribution and/or service fees.

Administrative Class Merger Shares

•	Administrative Class shares are not subject to a front-end sales charge or a CDSC.

•	Administrative Class shares are subject to 12b-1 distribution and/or service fees at the annual rate of 0.25% of a Fund’s average daily net assets attributable to its Administrative Class shares.

See “Information About the RCM Mid-Cap Fund” in Appendix B for more information about the characteristics of Class A, Class B, Class C, Class D, Class P, Institutional Class, and Administrative Class shares of the RCM Mid-Cap Fund.

3.	Trustees’ Considerations Relating to the Proposed Merger

At a meeting held on December 15-16, 2011, the Trustees, including the Independent Trustees, determined that the Merger would be in the best interests of both Funds, and that the interests of such shareholders would not be diluted as a result of effecting the Merger. The Trustees have unanimously approved the proposed Merger and have recommended its approval by shareholders.

The principal factors considered by the Trustees in determining to approve the Merger were as follows:

•	The fact that the Merger is expected to result in lower Fund expenses for AGIC Target Fund shareholders and no change in expenses for RCM Mid-Cap Fund shareholders.

•	AGIFM’s belief that, given weak investor flows to the mid-cap growth style category, it would simplify the AGIFM Funds line-up for prospective investors to have only one mid-cap growth fund.

•	The RCM Mid-Cap Fund has a stronger Morningstar rating than the AGIC Target Fund, reflecting its lower volatility profile, and AGIFM believes investors will gravitate to mid-cap growth funds that exhibit the strongest Morningstar ratings and risk-adjusted performance results.

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•	The Merger will result in a combined fund with a better longer-term absolute performance record and lower volatility in performance results than those metrics currently attributable to the AGIC Target Fund. Although the RCM Mid-Cap Fund is significantly smaller than the AGIC Target Fund, it is expected that the performance record of the RCM Mid-Cap Fund will survive as the record of the combined fund after the Merger.

•	The fact that the two Funds have similar investment objectives and investment strategies. The Trustees considered the fact that combining the two Funds would allow shareholders of the AGIC Target Fund to continue their investment in a substantially similar Fund with lower expenses due to the lower total expense ratio of the combined fund expected to result from the Merger.

•	The fact that the Merger is expected to be a tax-free reorganization.

•	Alternatives to the Merger, including maintaining the status quo, merging with another fund in the Trust, and liquidating the AGIC Target Fund.

•	The fact that all legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the transactions contemplated by the Merger Agreement (other than brokerage and other transaction costs and similar expenses, as described below) will be borne by AGIFM or its affiliates, and not by the Funds.

•	Shareholders who do not wish to invest in the RCM Mid-Cap Fund can redeem their shares before or after the Merger.

As noted above, the Trustees also considered information from AGIFM relating to the comparative net operating results of the Funds, the historical and pro forma tax attributes of the Funds, and the effect of the Merger on the tax attributes (certain gains and losses) of the Funds. As of September 30, 2011, the gain and loss attributes of each Fund and the combined Fund were as follows:

		Pre-Merger	YTD (7/1/11-
	Net	Capital Loss	9/30/11) Net	Net Unrealized
Fund	Assets	Carryforwards	Realized Gains	Gains (Losses)
Allianz RCM Mid-Cap Fund	$61.4	$(6.1)**	$0.4	$(5.9)
Allianz AGIC Target Fund	$263.1	$(64.3)	$19.1	$(9.8)
Pro Forma Combined Fund*	$324.5	$(70.4)	—	—

Amounts expressed in millions.

*	The pro forma figures for net assets, pre-merger capital loss carryforwards, net realized gains or losses and net unrealized gains or losses are as of September 30, 2011. Please note that the figures for YTD Net Realized Gains represent book numbers, rather than tax, which will differ, though we do not have reason to believe that such differences will have a material affect on this gain/loss analysis. Please also note that the pro forma “pre-merger capital loss carryforwards” for the combined fund do not reflect the effect of the loss limitation rules as a result of the reorganization under Sections 381-384 of the Internal Revenue Code (see “Information About the Proposed Merger — U.S. Federal Income Tax Consequences”).

**	The Allianz RCM Mid-Cap Fund’s carryforwards are currently subject to limitation under Section 382, as the result of an “ownership change” that occurred on June 4, 2009. The amount of the loss that may be utilized is limited to $1.9 million per year.

As discussed in more detail below, a Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Merger, and in certain circumstances, shareholders of either Fund may pay taxes sooner, pay more taxes or enjoy a reduced benefit from the offset of capital losses against capital gains, than if the Merger had not occurred.

4.	Expenses of the Merger

All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the transactions contemplated by the Agreement (other than brokerage costs and similar expenses, as described below) will be borne by AGIFM, and not by the Funds.

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Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a “regulated investment company” within the meaning of Section 851 of the Code.

The cost of any restructuring of the combined fund portfolio will be borne by the Funds and not reimbursed by AGIFM. There may be restructuring following the Merger, and after the Merger the RCM Mid-Cap Fund may dispose of some of the AGIC Target Fund’s portfolio securities acquired in the Merger. Brokerage costs and other expenses associated with these transactions have been estimated by AGIFM to be approximately $222,000. To the extent that the AGIC Target Fund portfolio securities are sold after the Merger, these costs will be borne by the post-Merger RCM Mid-Cap Fund.

5.	U.S. Federal Income Tax Consequences

The Merger is intended be a tax-free reorganization. The Merger will be conditioned on receipt of an opinion from Ropes & Gray LLP, counsel to the Trust, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, as further described below, generally for federal income tax purposes:

(i) the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code and the RCM Mid-Cap Fund and the AGIC Target Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(ii) under Section 1032 of the Code, no gain or loss will be recognized by the RCM Mid-Cap Fund upon the receipt of the assets of the AGIC Target Fund pursuant to the Merger Agreement in exchange for Merger Shares and the assumption by the RCM Mid-Cap Fund of the liabilities of the AGIC Target Fund;

(iii) under Section 362(b) of the Code, the RCM Mid-Cap Fund’s tax basis in the assets that the RCM Mid-Cap Fund receives from the AGIC Target Fund will be the same as the AGIC Target Fund’s basis in such assets immediately prior to the transfer;

(iv) under Section 1223(2) of the Code, the RCM Mid-Cap Fund’s holding period in such assets will include the AGIC Target Fund’s holding period in such assets;

(v) under Section 361 of the Code, no gain or loss will be recognized by the AGIC Target Fund upon the transfer of its assets to the RCM Mid-Cap Fund in exchange for Merger Shares and the assumption by the RCM Mid-Cap Fund of the liabilities of the AGIC Target Fund, or upon the distribution of the Merger Shares by the AGIC Target Fund to its shareholders in complete liquidation of the AGIC Target Fund;

(vi) under Section 354 of the Code, no gain or loss will be recognized by the AGIC Target Fund shareholders on the distribution of Merger Shares to them in exchange for their shares of the AGIC Target Fund;

(vii) under Section 358 of the Code, the aggregate tax basis of the Merger Shares that the AGIC Target Fund’s shareholders receive in exchange for their AGIC Target Fund shares will be the same as the aggregate tax basis of their AGIC Target Fund shares exchanged therefor;

(viii) under Section 1223(1) of the Code, an AGIC Target Fund shareholder’s holding period for the Merger Shares received will be determined by including the holding period for the AGIC Target Fund shares exchanged for the Merger Shares, provided that the shareholder held the AGIC Target Fund shares as capital assets; and

(ix) the RCM Mid-Cap Fund will succeed to and take into account the items of the AGIC Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Regulations thereunder.

Ropes & Gray will express no view with respect to the effect of the Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable

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year or upon the termination thereof or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service (the “IRS”) or a court could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt. If a Merger were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the AGIC Target Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her AGIC Target Fund shares and the fair market value of the Merger Shares he or she received.

Although it is not anticipated that the AGIC Target Fund will “reposition” its portfolio prior to the Merger, a portion of the portfolio assets of the AGIC Target Fund may be sold in connection with the Merger. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the AGIC Target Fund’s tax basis in such assets. Any net capital gains recognized in these sales will be distributed to the AGIC Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net-realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Because the Merger will end the tax year of the AGIC Target Fund, it could accelerate distributions to shareholders from the AGIC Target Fund for its short tax year ending on the date of the Merger. Those tax year-end distributions will be taxable and will take into account any capital gains resulting from portfolio turnover prior to the Merger. Because the AGIC Target Fund expects its fairly significant capital loss carryforwards to offset all or a significant portion of any gains realized during the short taxable year ending on the date of the Merger, it is not expected that the AGIC Target Fund will make any significant distributions of capital gains dividends prior to the Merger.

Prior to the Exchange Date (as defined in the Merger Agreement), the AGIC Target Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the AGIC Target Fund shareholders (i) all of the excess of (x) the AGIC Target Fund’s investment income excludable from gross income under Section 103 of the Code over (y) the AGIC Target Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the AGIC Target Fund’s investment company taxable income, as defined in Section 852 of the Code, and (iii) all of the AGIC Target Fund’s net capital gain, in each case computed without regard to any deduction for dividends paid, and in each case for its taxable year ended June 30, 2011 and the short taxable year beginning on July 1, 2011 and ending on the Exchange Date. These distributions will be taxable to shareholders, and such distributions by the AGIC Target Fund will include any capital gains resulting from any portfolio turnover prior to the Merger.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Merger. First, “pre-acquisition losses” of either the AGIC Target Fund or the RCM Mid-Cap Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined fund. Second, one Fund’s pre-acquisition losses cannot be used to offset unrealized gains in the other Fund that are “built in” at the time of the Merger and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, the AGIC Target Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of the RCM Mid-Cap Fund for the taxable year of the Merger that is equal to the portion of the RCM Mid-Cap Fund’s taxable year that follows the date of the Merger (prorated according to number of days). Therefore, in certain circumstances, shareholders of either Fund may pay taxes sooner, or pay more taxes, than they would have had the Merger not occurred.

In addition, the combined fund resulting from the Merger will have tax attributes that reflect a blending of the tax attributes of the AGIC Target Fund and the RCM Mid-Cap Fund at the time of the Merger (including as affected by the rules set forth above). Therefore, the shareholders of the AGIC Target Fund will receive a proportionate share of any “built-in” (unrealized) gains in the RCM Mid-Cap Fund’s assets, as well as any taxable gains realized by the RCM Mid-Cap Fund but not distributed to its shareholders prior to the Merger, when such gains are eventually

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distributed by the RCM Mid-Cap Fund. As a result, shareholders of the AGIC Target Fund may receive a greater amount of taxable distributions than they would have had the Merger not occurred. And any pre-acquisition losses of the AGIC Target Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized after the Merger and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Merger, such that the benefit of those losses to the AGIC Target Fund shareholders may be further reduced relative to what the benefit would have been had the Merger not occurred.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Merger will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Merger, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Merger. Thus the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Merger.

This summary of the U.S. federal income tax consequences of the Merger is made without regard to the particular facts and circumstances of any particular shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

6.	Management of the AGIC Target Fund and the RCM Mid-Cap Fund

Advisory and Sub-Advisory Arrangements and Fees.  AGIFM serves as the investment adviser for both of the Funds. Organized in 2000, AGIFM provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. AGIFM is a wholly owned indirect subsidiary of Allianz Asset Management of America L.P. As of December 31, 2011, AGIFM and its investment management affiliates had approximately $1.4 trillion of assets under management.

Subject to the supervision of the Board of Trustees, AGIFM is responsible for managing, either directly or through others selected by it, the investment activities and business activities of the Funds. Shareholders of the Funds have approved a proposal permitting AGIFM to enter into new or amended sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the SEC. One of the conditions requires the Trustees to approve any such agreement. In addition, the exemptive order prohibits AGIFM from entering into sub-advisory agreements with affiliates of AGIFM without shareholder approval, unless those affiliates are substantially wholly owned by Allianz, AGIFM’s parent company. Subject to the ultimate supervision of the Trustees, AGIFM has the responsibility to oversee the sub-advisers and to recommend their hiring, termination and replacement.

AGIC, an affiliate of AGIFM, serves as sub-adviser to the AGIC Target Fund. In its capacity as sub-adviser, AGIC directly manages the investments of the AGIC Target Fund. AGIC has full investment discretion and makes all determinations with respect to the investment of the AGIC Target Fund’s assets. AGIC is compensated for its services from the advisory fees paid to AGIFM.

RCM, an affiliate of AGIFM, serves as sub-adviser to the RCM Mid-Cap Fund. In its capacity as sub-adviser, RCM directly manages the investments of the RCM Mid-Cap Fund. RCM has full investment discretion and makes all determinations with respect to the investment of the RCM Mid-Cap Fund’s assets. RCM is compensated for its services from the advisory fees paid to AGIFM.

A discussion regarding the basis for the Board of Trustees’ approval of each Fund’s investment advisory agreement and the sub-advisory agreement between AGIC and AGIFM with respect to the AGIC Target Fund, and the sub-advisory agreement between RCM and AGIFM with respect to the RCM Mid-Cap Fund are included in the Fund’s semi-annual report to shareholders for the most recent six-month period.

The AGIC Target Fund and RCM Mid-Cap Fund each pay AGIFM a fee at the annual rate of 0.55% in the case of the AGIC Target Fund and 0.47% in the case of the RCM Mid-Cap Fund of the average daily net assets of the applicable Fund in return for providing and/or arranging for the provision of investment-advisory services.

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AGIFM will remain the investment adviser to the RCM Mid-Cap Fund following the Merger. RCM will remain the sub-adviser to the RCM Mid-Cap Fund after the Merger. The RCM Mid-Cap Fund is co-managed by Louise M. Laufersweiler and Steven Klopukh.

Administrative Arrangements and Fees.  AGIFM currently serves as administrator to each series of the Trust, including both Funds, pursuant to the Trust’s Amended and Restated Administration Agreement. AGIFM provides administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, preparation of reports to the Funds’ shareholders and regulatory filings. In addition, AGIFM, at its own expense, arranges for the provision of legal, audit, custody, portfolio accounting, transfer agency and other ordinary services for the Funds and is responsible for the costs of registration of the Funds’ shares and the printing of prospectuses and shareholder reports for current shareholders.

Administrative Fee Rates.  Class A, Class B, Class C, Class D, Class P and Class R shareholders of the RCM Mid-Cap Fund and AGIC Target Fund pay the Administrator monthly administrative fees at the annual rate of 0.40%. The total Administrative Fee rate for Class A, Class B, Class C, Class D, Class P and Class R shares of the RCM Mid-Cap Fund and AGIC Target Fund shall be reduced according to the following schedule, each based on each Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

Institutional and Administrative Class shareholders of the RCM Mid-Cap Fund and AGIC Target Fund pay the Administrator monthly administrative fees at the annual rate of 0.30%. The total Administrative Fee rate for Institutional and Administrative Class shares of the RCM Mid-Cap Fund and AGIC Target Fund shall be reduced according to the following schedule, each based on each Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

The Funds do bear other expenses that are not covered by the administrative fee and that may vary and affect the total level of expenses borne by Class A, Class B, Class C, Class R, Class P, Class D, Institutional Class and Administrative Class shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

Distribution Arrangements; Distribution and/or Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract (the “Distribution Contract”) with the Trust. The Distributor is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. The Distributor, located at 1633 Broadway, New York, New York 10019, is a broker-dealer registered with the Securities and Exchange Commission.

Class A, Class B, Class C and Class R Shares.  Pursuant to separate Distribution and Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors) in connection with the sale of Class B, Class C and Class R shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of

26

Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. In the case of Class R shares, distribution and servicing fees are paid periodically on a trail-flow basis, either monthly or quarterly. Pursuant to the Distribution Agreement, with respect to each Fund’s Class A, Class B, Class C and Class R shares, the Distributor bears various other promotional and sales-related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

Class D Shares.  Class D shareholders of each Fund pay an administrative fee to AGIFM, computed as a percentage of the Fund’s average daily net assets attributable in the aggregate to its Class D shares. A financial service firm that provides the services described above may be paid a portion of the Class D administrative fees in return for its services directly or indirectly by the Funds, the Adviser or an affiliate (at an annual rate generally not to exceed 0.35% (up to 0.25% of which may be paid by the Funds) of a Fund’s average daily net assets attributable to its Class D shares and purchased through such firm for its clients, although payments with respect to shares in retirement plans may be higher).

Each Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of each Fund’s shares (“distribution fees”) and/or in connection with personal services rendered to a Fund’s shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to a Distribution and Servicing Plan (“12b-1 Plan”) adopted by the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the 12b-1 Plan for Class D shares, the Funds pay distribution and/or servicing fees (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares) not to exceed 0.25%.

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Class P Shares.  Class P shareholders of each Fund do not pay any distribution or servicing fees.

Institutional Class Shares.  Institutional Class shareholders of each Fund do not pay any distribution or servicing fees.

Administrative Class Shares.  Administrative Class shareholders of each Fund pay an administrative fee to AGIFM, computed as a percentage of the Fund’s average daily net assets attributable in the aggregate to its Administrative Class shares.

The Funds’ administration agreement includes an Administrative Distribution Plan and Administrative Services Plan (together, the “Administrative Plans”) for Administrative Class shares that have been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The Administrative Plans allow the Fund to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Administrative Plans permit reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Plans also permit reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Declaration of Trust.  Both the AGIC Target Fund and RCM Mid-Cap Fund are governed by the Trust’s Declaration of Trust and Amended and Restated Bylaws (“Bylaws”). Therefore, both Funds are governed by the same provisions relating to the powers and liabilities of shares of the Trust, shareholder voting requirements generally, and indemnification of the Trust’s officers and directors. Additional information about powers and liabilities relating to the Funds’ shares and shareholder voting requirements relating to reorganizations is provided below.

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Powers and Liabilities Relating to Shares.  Each of the Merger Shares will be fully paid and, except as discussed in the following paragraph, nonassessable by the Trust when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B Merger Shares will have the conversion rights specified above and except for such other conversion rights as may be disclosed in the RCM Mid-Cap Fund’s Prospectus from time to time. The Declaration of Trust permits the Trust to divide its shares, without shareholder approval, into two or more series of shares representing separate investment portfolios and to further divide any such series, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. At the time of the Merger, the RCM Mid-Cap Fund’s shares will be divided into eight classes: Class A, Class B, Class C, Class D, Class R, Class P, Institutional Class and Administrative Class; however, because the AGIC Target Fund does not offer Class R shares, Class R shares are not being issued as part of the Merger.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and/or the Funds and requires that notice of such disclaimer be given in each agreement, undertaking, or obligation entered into or executed by the Trust, a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of such Fund held personally liable for the obligations of such Fund as a result of holding shares of such Fund. Thus, the risk of a shareholder incurring financial loss from shareholder liability is limited to circumstances in which such a disclaimer was inoperative and the Fund was unable to meet its obligations. The likelihood of such a circumstance is considered remote.

Shareholder Voting Requirements — Reorganizations.  Neither the Trust’s Declaration of Trust nor the Bylaws require any shareholder vote with respect to any proposed transaction whereby the Trust or any one or more series thereof, as successor, survivor, or non-survivor, consolidates with, merges into, or has merged into it, one or more trusts, partnerships or associations. Under the Trust’s Declaration of Trust and Bylaws, the shareholders would be entitled to vote if, and to the extent that, the Trustees consider such a vote to be necessary or desirable. The Trustees have concluded that under Rule 17a-8 of the 1940 Act the approval of the Merger by the shareholders of the AGIC Target Fund is required. There can be no assurance that other fund reorganizations would be submitted for shareholder approval in the future.

Trustees and Officers of the Trust.  The Trustees and officers of the Trust will not change as a result of the Merger. The current Trustees and officers, their ages, their addresses and their principal occupations are included in the Statement of Additional Information.

Governing Law.  The Trust is governed by Massachusetts law.

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7.	Existing and Pro Forma Capitalization

The following table shows the capitalization of the AGIC Target Fund and the RCM Mid-Cap Fund as of June 30, 2011, and on an unaudited pro forma combined basis as of that date, giving effect to the proposed Merger:

CAPITALIZATION TABLE
June 30, 2011

					RCM Mid-
					Cap Fund
		RCM	Pro Forma		Pro Forma
Amounts in thousands,	AGIC Target	Mid-Cap	Adjustments		Combined
except per share amounts	Fund	Fund	(Unaudited)		(Unaudited)**

Net Assets:
Class A	$112,459	$11,498	$6		$123,963
Class B	$4,250	$2,344	$—		$6,594
Class C	$217,082	$5,942	$12		$223,036
Class D	$739	$1,807	$—		$2,546
Class R	$—	$1,832	$—		$1,832
Class P	$1,869	$—	$—		$1,869
Institutional Class	$6,403	$55,460	$4		$61,867
Administrative Class	$66	$2,923	$—		$2,989
Shares Issued and Outstanding:
Class A	5,638	3,509	28,647	*	37,794
Class B	270	762	1,109	*	2,141
Class C	13,778	1,939	57,170	*	72,887
Class D	37	543	185	*	765
Class R	—	557	—		557
Class P	93	—	443	*	536
Institutional Class	305	15,903	1,519	*	17,727
Administrative Class	3	867	17	*	887
Net Asset Value and Redemption Price
Per Share (Net Asset Per Share Outstanding)
Class A	$19.95	$3.28	$—		$3.28
Class B	$15.76	$3.08	$—		$3.08
Class C	$15.76	$3.06	$—		$3.06
Class D	$19.95	$3.33	$—		$3.33
Class R	$—	$3.29	$—		$3.29
Class P	$20.10	$—	$(16.61)		$3.49
Institutional Class	$20.99	$3.49	$—		$3.49
Administrative Class	$20.51	$3.37	$—		$3.37

*	Classes A, B, C, D, Institutional and Administrative shares of the AGIC Target Fund are exchanged for Classes A, B, C, D, Institutional and Administrative shares of the RCM Mid-Cap Fund, respectively. Initial per share values of each class are presumed to be equal to the respective share classes of the RCM Mid-Cap Fund. Class P shares, since new for the RCM Mid-Cap Fund, will replicate the Institutional Class shares NAV.

**	The pro forma information assumes the Merger was consummated on June 30, 2011, and is for informational purposes only. No assurance can be given as to how many shares of the RCM Mid-Cap Fund will be received by shareholders of the AGIC Target Fund on the actual date of the Merger, and the foregoing should not be relied upon to predict the number of shares of the RCM Mid-Cap Fund that actually will be received on or after such date.

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8.	Performance of the AGIC Target Fund and the RCM Mid-Cap Fund

The following information allows you to compare the historical performance of the AGIC Target Fund and RCM Mid-Cap Fund. The information provides some indication of the risks of investing in each Fund by showing changes in the performance of each Fund from year to year and by showing how each Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar charts and the information to their right show performance of each Fund’s Institutional Class shares. Although Class A, B, C, D and P and Administrative Class shares would have similar annual returns (because all of each Fund’s shares represent interests in the same portfolio of securities for that Fund), Class A, B, C, D and P and Administrative Class performance would be lower than Institutional Class performance because of the lower expenses and no sales charges paid by Institutional Class shares of that Fund. For periods prior to the inception of the AGIC Target Fund’s Class B shares (5/22/95), Class D shares (6/9/00), Class P shares (7/01/08) and Administrative Class shares (3/31/99), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the AGIC Target Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (if any), distribution and/or service (12b-1) fees and other expenses paid by the Class A, B, C, D and P and Administrative Class shares. For periods prior to the inception of the RCM Mid-Cap Fund’s Class A, B, C shares (2/05/02), Class D shares (12/29/00), Class R shares (12/31/02), Class P shares (which will commence operations upon closing of the Merger) and Administrative Class shares (2/05/02), performance information shown in the Average Annual Total Returns tables for those classes is based on the performance of the RCM Mid-Cap Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (if any), distribution and/or service (12b-1) fees and other expenses paid by the Class A, B, C, D and P and Administrative Class shares. More recent performance information for the AGIC Target Fund is set forth in the AGIC Target Fund’s annual reports, which are incorporated herein by reference. Additional performance information for the RCM Mid-Cap Fund and the AGIC Target Fund is available on each Fund’s web site at http://www.allianzinvestors.com. The Funds’ past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

AGIC Target Fund

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

	Quarter End Date	QTR Return

Highest	06/30/2009	26.22%
Lowest	12/31/2008	(32.74)%

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Average Annual Total Return (for periods ended 12/31/11)

				Fund Inception
	1 Year	5 Years	10 Years	(12/17/92)

Class A	(10.21)%	(0.49)%	2.60%	8.71%
Class B	(10.38)%	(0.40)%	2.65%	8.73%
Class C	(6.61)%	(0.11)%	2.42%	8.25%
Institutional Class — Before Taxes	(4.64)%	1.02%	3.59%	9.45%
Institutional Class — After Taxes on Distributions	(4.64)%	(0.15)%	2.98%	7.66%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	(3.02)%	0.29%	2.81%	7.43%
Class P	(4.73)%	0.91%	3.48%	9.34%
Administrative Class	(4.85)%	0.77%	3.34%	9.24%
Class D	(4.98)%	0.65%	3.20%	9.04%
Russell Midcap Growth Index	(1.65)%	2.44%	5.29%	8.11%
Lipper Multi-Cap Growth Funds Average	(3.59)%	1.27%	3.25%	7.66%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

RCM Mid-Cap Fund

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

	Quarter End Date	QTR Return

Highest	06/30/2009	20.35%
Lowest	12/31/2008	(26.56)%

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Average Annual Total Returns (for periods ended 12/31/11)

				Fund Inception
	1 Year	5 Years	10 Years	(11/6/79)

Class A	(11.92)%	1.60%	2.94%	12.58%
Class B	(11.98)%	1.61%	3.06%	12.58%
Class C	(8.14)%	1.98%	2.87%	12.02%
Institutional Class — Before Taxes	(6.40)%	3.15%	4.13%	13.37%
Institutional Class — After Taxes on Distributions	(6.87)%	2.98%	3.53%	9.07%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	(3.56)%	2.68%	3.32%	9.36%
Class P	(6.49)%	3.05%	4.03%	13.25%
Administrative Class	(6.60)%	2.94%	3.82%	13.07%
Class D	(7.01)%	2.79%	3.73%	13.02%
Russell Midcap Index	(1.55)%	1.41%	6.99%	12.85%
Russell Midcap Growth Index	(1.65)%	2.44%	5.29%	11.83%
Lipper Mid-Cap Growth Funds Average	(4.30)%	2.19%	4.36%	11.02%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

As noted above, the RCM Mid-Cap Fund will begin selling Class P shares upon closing of the Merger. The tables below describe the fees and expenses that you may pay if you buy and hold Class P shares of the RCM Mid-Cap Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

		Distribution		Total Annual
	Management	and/or Service	Other	Fund Operating
Share Class	Fees	(12b-1) Fees	Expenses	Expenses

Class P	0.87%	None	0.01%	0.88%

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	1 Year	3 Years	5 Years	10 Years

Class P	$90	$281	$488	$1,084

D.	INFORMATION ABOUT THE AGIC TARGET FUND AND THE RCM MID-CAP FUND

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase shares of the AGIC Target Fund or the RCM Mid-Cap Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and

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related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s web site for more information.

Financial Highlights

Appendix C includes financial highlights for the RCM Mid-Cap Fund and the AGIC Target Fund.

Other Information

You will find information relating to the RCM Mid-Cap Fund, including information with respect to its investment objective, policies and restrictions, at Appendix B and Appendix D to this Prospectus/Proxy Statement. Additional information about the AGIC Target Fund is incorporated by reference from the Class A, B, C and R Prospectus, and the Class D, P, Institutional and Administrative Class Prospectus, and is available free of charge by calling the Trust at 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (institutional classes: Administrative, Institutional & P). You may find additional information regarding the Funds, including financial information, in the Merger Statement of Additional Information, the Class A, B, C and R Prospectus, the Class D, P, Institutional and Administrative Class Prospectus, the Statement of Additional Information and the Annual Reports, which are available free of charge as discussed at the beginning of this Prospectus/Proxy Statement.

E.	VOTING INFORMATION

Special Meeting of Shareholders

The enclosed proxy is solicited by the Trustees of the Trust for use at a Special Meeting of Shareholders of the AGIC Target Fund to be held at 10:00 a.m., Eastern time, on April 11, 2012, at the offices of Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY 10019 (the “Meeting”). The Meeting is being held to consider the proposed Merger of the AGIC Target Fund into the RCM Mid-Cap Fund by the transfer of all of the AGIC Target Fund’s assets and liabilities to the RCM Mid-Cap Fund in exchange for shares of the RCM Mid-Cap Fund, followed by the complete liquidation and dissolution of the AGIC Target Fund.

This Prospectus/Proxy Statement is being mailed to shareholders on or about February 27, 2012.

The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote for the Proposal

At the meeting of shareholders of the AGIC Target Fund, 30% of the shares of the AGIC Target Fund outstanding as of February 15, 2012 (the “Record Date”), present in person or represented by proxy, constitutes a quorum for the transaction of business for the Fund. However, as required by the Investment Company Act of 1940, as amended (the “1940 Act”), approval of the Merger will require the affirmative vote of the lesser of:

•	67% or more of the shares present at the meeting or represented by proxy, if more than 50% of the shares are present or represented by proxy, and

•	more than 50% of the AGIC Target Fund’s shares.

Therefore, in order for the Merger to be approved, more than 50% of the AGIC Target Fund’s shares must be present at the meeting or represented by proxy.

A shareholder of the AGIC Target Fund objecting to the proposed Merger is not entitled under Massachusetts law or the Fifth Amended and Restated Agreement and Declaration of Trust of the Trust (the “Declaration of Trust”) to demand payment for or an appraisal of his or her AGIC Target Fund shares if the Merger is consummated over his or her objection. You may, however, redeem your shares at any time prior to the Merger and, if the Merger is consummated, you will still be free at any time to redeem your Merger Shares, for cash at net asset value (less any

33

applicable CDSC and/or redemption fee) at the time of such redemption, or to exchange your Merger Shares as described under “Exchanging Shares” in “Appendix B — Information About the RCM Mid-Cap Fund.”

The Merger is subject to a number of conditions. In the event that the Merger is not approved by the shareholders of the AGIC Target Fund, the AGIC Target Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies, and the Trustees may consider other alternatives, including the liquidation of the AGIC Target Fund. See “Information About the Proposed Merger — Trustees’ Considerations Relating to the Proposed Merger” above.

Record Date; Quorum, Adjournments and Methods of Tabulation

Record Date and Method of Tabulation.  Shareholders of record of the AGIC Target Fund at the close of business on February 15, 2012 (the “Record Date”), will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the RCM Mid-Cap Fund will not vote on the Merger. Shareholders are entitled to one vote for each share held, and each fractional share shall be entitled to a proportional fractional vote.

Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made with respect to the proposal, shares will be voted FOR the Proposal. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the Trust prior to any such exercise, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Since these shares will be counted as present, but not as voting in favor of the Merger, these shares will have the same effect as if they cast votes against the Merger.

As of January 31, 2012, as shown on the books of the Trust, there were issued and outstanding the following numbers of shares of beneficial interest of each class of the Funds:

Fund Name	Shares

ALLIANZ AGIC TARGET A	5,103,794.94
ALLIANZ AGIC TARGET B	166,403.26
ALLIANZ AGIC TARGET C	12,662,120.11
ALLIANZ AGIC TARGET D	34,194.70
ALLIANZ AGIC TARGET ADMIN	2,941.59
ALLIANZ AGIC TARGET INSTL	344,311.52
ALLIANZ AGIC TARGET P	88,840.15
ALLIANZ RCM MID-CAP A	3,356,664.89
ALLIANZ RCM MID-CAP B	5,148,628.96
ALLIANZ RCM MID-CAP C	1,749,286.32
ALLIANZ RCM MID-CAP D	4,955,013.74
ALLIANZ RCM MID CAP ADMIN	1,301,378.31
ALLIANZ RCM MID-CAP INSTL	1,565,986.56
ALLIANZ RCM MID-CAP R	5,842,265.75
ALLIANZ RCM MID-CAP P	0

34

As of January 31, 2012, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the AGIC Target Fund and the RCM Mid-Cap Fund:

				Percentage of
				Outstanding
				Shares of
				Acquiring Fund
		Amount and Nature	Percentage of	Owned Upon
		of Beneficial	Outstanding Share	Consummation of
Fund Name	Registration	Ownership	of Class Owned	the Merger

ALLIANZ AGIC TARGET A
ALLIANZ AGIC TARGET A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	636,450.599	12.47%	12.16%
ALLIANZ AGIC TARGET A	HARTFORD LIFE INSURANCE CO 401K SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	552,895.113	10.83%	10.83%
ALLIANZ AGIC TARGET A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	301,735.529	5.91%	5.87%

ALLIANZ AGIC TARGET A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	289,361.151	5.67%	6.29%
ALLIANZ AGIC TARGET A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	277,766.068	5.44%	5.30%
ALLIANZ AGIC TARGET A	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	257,700.371	5.05%	5.20%
ALLIANZ AGIC TARGET ADMIN
ALLIANZ AGIC TARGET ADMIN	MCB TRUST SERVICES CUSTODIAN FBO CRAIG J LUBITSKI CONSULTING 401K 700 17TH ST STE 100 DENVER CO 80202-3507	1,379.788	46.82%	46.91%
ALLIANZ AGIC TARGET ADMIN	STATE STREET BANK & TRUST CO CUST HARRY S BAUCOM IRA 432 SW DOLORES AVE PORT ST LUCIE FL 34983-1939	513.471	17.42%	17.46%
ALLIANZ AGIC TARGET ADMIN	STATE STREET BANK & TRUST CO CUST AGNES O’KELLY IRA R/O PO BOX 3671 PAWLEYS ISL SC 29585-3671	336.664	11.42%	11.44%
ALLIANZ AGIC TARGET ADMIN	THOMAS MICHAEL GOMEZ ONNALEE ANNE HENNEBERRY JT WROS 2332 MASSEY LN DECATUR GA 30033-1221	238.798	8.10%	8.12%
ALLIANZ AGIC TARGET ADMIN	STATE STREET BANK & TRUST CO CUST LINDA R HESS IRA R/O 17 DEVONSHIRE DR SE ROME GA 30161-4062	208.280	7.07%	7.08%
ALLIANZ AGIC TARGET ADMIN	STATE STREET BANK & TRUST CO CUST IRA A/C NANCY M MORRIS 535 SAINT PHILIP ST NEW ORLEANS LA 70116-3322	163.048	5.53%	5.54%
ALLIANZ AGIC TARGET B
ALLIANZ AGIC TARGET B	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	30,954.903	18.60%	15.23%
ALLIANZ AGIC TARGET B	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	10,202.198	6.13%	5.13%

ALLIANZ AGIC TARGET C
ALLIANZ AGIC TARGET C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,355,317.722	18.62%	18.42%
ALLIANZ AGIC TARGET C	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	986,835.108	7.80%	7.64%
ALLIANZ AGIC TARGET C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	881,656.659	6.97%	6.87%
ALLIANZ AGIC TARGET D
ALLIANZ AGIC TARGET D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	12,536.015	36.66%	25.11%
ALLIANZ AGIC TARGET D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	7,231.691	21.15%	21.15%
ALLIANZ AGIC TARGET D	MG TRUST COMPANY CUST FBO STILLWATER ISD 834 403(B) PLAN 700 17TH STREET SUITE 300 DENVER CO 80202-3531	7,030.110	20.56%	20.56%
ALLIANZ AGIC TARGET D	STRAFE & CO FBO EDWIN & WILMA PARKER FAM FOUNDA W01718001 PO BOX 6924 NEWARK DE 19714-6924	3,705.728	10.84%	10.84%
ALLIANZ AGIC TARGET D	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,793.555	5.24%	6.23%
ALLIANZ AGIC TARGET INSTL
ALLIANZ AGIC TARGET INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	239,524.805	69.40%	18.62%
ALLIANZ AGIC TARGET INSTL	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	57,176.206	16.57%	16.61%
ALLIANZ AGIC TARGET INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	41,493.235	12.02%	12.05%
ALLIANZ AGIC TARGET P
ALLIANZ AGIC TARGET P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	41,300.772	47.15%	46.87%
ALLIANZ AGIC TARGET P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	20,016.241	22.85%	22.71%

35

				Percentage of
				Outstanding
				Shares of
				Acquiring Fund
		Amount and Nature	Percentage of	Owned Upon
		of Beneficial	Outstanding Share	Consummation of
Fund Name	Registration	Ownership	of Class Owned	the Merger

ALLIANZ AGIC TARGET P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	9,548.160	10.90%	10.83%
ALLIANZ AGIC TARGET P	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	8,965.554	10.24%	10.17%
ALLIANZ AGIC TARGET P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	6,259.571	7.15%	7.10%
ALLIANZ RCM MID CAP ADMIN
ALLIANZ RCM MID CAP ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	873,028.326	67.08%	67.08%
ALLIANZ RCM MID CAP ADMIN	FIIOC FBO VIRGINIA PHYSICIANS FOR WOMEN LTD 401K PSPLAN ATTN JAKE BEIL 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	419,078.915	32.20%	32.20%
ALLIANZ RCM MID-CAP A
ALLIANZ RCM MID-CAP A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	409,046.834	12.12%	6.29%
ALLIANZ RCM MID-CAP A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	311,267.228	9.22%	12.16%
ALLIANZ RCM MID-CAP A	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	221,211.740	6.55%	5.20%
ALLIANZ RCM MID-CAP A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY	185,668.667	5.50%	5.87%
	10281-1003
ALLIANZ RCM MID-CAP B
ALLIANZ RCM MID-CAP B	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	49,118.527	9.54%	15.23%
ALLIANZ RCM MID-CAP B	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	30,908.811	6.00%	6.00%
ALLIANZ RCM MID-CAP C
ALLIANZ RCM MID-CAP C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	199,271.430	11.39%	18.42%
ALLIANZ RCM MID-CAP C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	193,624.278	11.07%	3.66%
ALLIANZ RCM MID-CAP C	RICHARD ROSETTI & JOAN ROSETTI JT TEN 20 E COBBLE HILL RD LOUDONVILLE NY 12211-1310	159,905.701	9.14%	9.14%
ALLIANZ RCM MID-CAP C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	114,291.997	6.53%	3.63%
ALLIANZ RCM MID-CAP D
ALLIANZ RCM MID-CAP D	NATIONAL FINANCIAL SERVICES CORP FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	260,636.456	52.45%	52.45%
ALLIANZ RCM MID-CAP D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	100,271.720	20.18%	25.11%
ALLIANZ RCM MID-CAP D	AMERITRADE INC FBO 9950065291 PO BOX 2226 OMAHA NE 68103-2226	33,129.642	6.67%	5.66%
ALLIANZ RCM MID-CAP D	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	32,968.452	6.63%	6.23%
ALLIANZ RCM MID-CAP INSTL
ALLIANZ RCM MID-CAP INSTL	*ABBOTT LABORATORIES ANNUITY RETIREMENT TRUST FUND ATTN MR WILLIAM H S PREECE JR 1 ABBOTT PARK RD D310, AP6D/2 ABBOTT PARK IL 60064	7,730,276.033	49.31%	49.31%
ALLIANZ RCM MID-CAP INSTL	CHARLES SCHWAB COMPANY 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,842,125.596	11.75%	18.62%
ALLIANZ RCM MID-CAP INSTL	UBATCO & CO C/O UNION BANK & TRUST ATTN TRUST OPERATIONS PO BOX 82535 LINCOLN NE 68501-2535	1,726,997.531	11.02%	11.02%
ALLIANZ RCM MID-CAP INSTL	UBATCO & CO FBO NELNET INC PO BOX 82535 LINCOLN NE 68501-2535	905,347.176	5.78%	5.78%
ALLIANZ RCM MID-CAP R
ALLIANZ RCM MID-CAP R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	162,119.533	27.70%	27.70%
ALLIANZ RCM MID-CAP R	VRSCO FBO AIGFSB ÝCUST# ÝTTEE# FBO ALLEGHENY COUNTY 457B DEF COMP 292 ALLEN PARKWAY, A6-20 HOUSTON TX 77019	75,364.389	12.88%	12.88%
ALLIANZ RCM MID-CAP R	VRSCO FBO AIGFSB CUST TTEE FBO SEEING EYE 403B MATCHING SAVINGS PL 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	67,415.335	11.52%	11.52%
ALLIANZ RCM MID-CAP R	FRONTIER TR CO FBO W E LONG CO SAVINGS & PROTECT PO BOX 10758 FARGO ND 58106-0758	55,350.542	9.46%	9.46%
ALLIANZ RCM MID-CAP R	NTC & CO FBO UTE WATERMAN PO BOX 173859 DENVER CO 80217-3859	38,026.894	6.50%	6.50%

*	Owned more than 25% of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.

As of January 31, 2012, to the best of the knowledge of the Trust, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the AGIC Target Fund and the RCM Mid-Cap Fund, respectively.

36

Adjournments.  In the event that a quorum is not present for purposes of acting on the Proposal, or if sufficient votes in favor of the Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal and will not vote any proxies that direct them to abstain from voting on the Proposals.

The costs of any additional solicitation and of any adjourned session will be borne by AGIFM. Any proposal for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to another proposal (if any).

Methods of Voting

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of the Trust and officers and employees of AGIFM, its affiliates and other representatives and agents of the Trust and representatives of broker-dealers and other financial intermediaries. The Trust has retained The Altman Group to aid in the solicitation of proxies (which is estimated to cost from $96,000 to $105,000), and this cost and the costs of holding the Meeting will be borne by AGIFM and not by the Funds.

Electronic Voting.  In addition to voting by mail, you may also give your voting instructions via the Internet or by touch-tone telephone by following the instructions enclosed with the proxy card.

Telephone Voting.  You may give your voting instructions over the telephone by calling The Altman Group. A representative of The Altman Group will answer your call. When receiving your instructions by telephone, the representative will ask you for certain identifying information. If the information you provide matches the information provided to The Altman Group by the Trust, then the Altman Group representative will explain the proxy process. The Altman Group is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement. The Altman Group will record your instructions and transmit them to the official tabulator.

As the Meeting date approaches, you may receive a call from a representative of The Altman Group if the Trust has not yet received your vote. The representative may ask you for authority, by telephone or by electronically transmitted instructions, to permit The Altman Group to sign a proxy on your behalf. The Altman Group will record all instructions it receives from shareholders by telephone or electronically, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trustees of the Trust believe those procedures are reasonably designed to determine accurately the shareholder’s identity and voting instructions.

Voting by Mail or Facsimile.  If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can still complete, sign and mail or fax the proxy card received with the proxy statement by following the instructions enclosed with the proxy card, or you can attend the Meeting in person.

Shareholder Proposals at Future Meetings

The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. Any such proposals, along with any accompanying supporting statement, which together cannot exceed 500 words, should be submitted to Allianz Funds, c/o Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY 10019, Attention: Fund Secretary.

Other Matters

The Trust is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

37

Interests of Certain Persons in the Merger

Udo Frank is a Trustee of the Trust as well as a member of the Management Board of AGIFM. John C. Maney is a Trustee of the Trust as well as the Managing Director and Chief Executive Officer of AGIFM. Because of their positions and compensation arrangements with AGIFM and its parent company, Allianz Asset Management of America L.P., Messrs. Frank and Maney may be deemed to have a substantial interest in the Merger. Because the combined Fund may be in a better position to increase its assets (resulting in higher fees paid to AGIFM, AGIC, RCM and their affiliates), AGIFM, AGIC, RCM and their affiliates may receive higher revenues or incur lower expenses as a result of the Merger. Therefore, to the extent the compensation of Messrs. Frank and Maney is affected by AGIFM’s financial results their compensation may be affected as a result of the Merger. Similarly, other officers of the Trust are employees or officers of AGIFM or its affiliates. For reasons like those discussed above with respect to Messrs. Frank and Maney, the officers may be deemed to have a substantial interest in the Merger.

38

Appendix A

The Form of Agreement and Plan of Reorganization has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Allianz Funds, the AGIC Target Fund or the RCM Mid-Cap Fund. Accordingly, shareholders should not rely on the representations and warranties in the Agreement and Plan of Reorganization as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Agreement and Plan of Reorganization may be revised from that shown here prior to its execution, and may be amended after its execution.

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [           ], 2011, by and between AGIC Target Fund (the “Acquired Fund”), a series of Allianz Funds, a Massachusetts business trust (the “Trust”), and RCM Mid-Cap Fund (the “Acquiring Fund”), a series of the Trust.

PLAN OF REORGANIZATION

(a) The Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 4(a)) all of its properties and assets, subject to liabilities. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all the liabilities of the Acquired Fund existing as of the Valuation Time (as defined in Section 4(b)) and deliver to the Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of the Acquiring Fund (the “Class A Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Class A shares of beneficial interest of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund on such date, (ii) a number of full and fractional Class B shares of beneficial interest of the Acquiring Fund (the “Class B Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Class B shares of beneficial interest of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund on such date, (iii) a number of full and fractional Class C shares of beneficial interest of the Acquiring Fund (the “Class C Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Class C shares of beneficial interest of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to Class C shares of the Acquired Fund on such date, (iv) a number of full and fractional Class D shares of beneficial interest of the Acquiring Fund (the “Class D Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Class D shares of beneficial interest of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to Class D shares of the Acquired Fund on such date, (v) a number of full and fractional Class P shares of beneficial interest of the Acquiring Fund (the “Class P Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Class P shares of beneficial interest of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to Class P shares of the Acquired Fund on such date, (vi) a number of full and fractional Institutional Class shares of beneficial interest of the Acquiring Fund (the “Institutional Class Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Institutional Class shares of beneficial interest of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to Institutional Class shares of the Acquired Fund on such date, and (vii) a number of full and fractional Administrative Class shares of beneficial interest of the Acquiring Fund (the “Administrative Class Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Administrative Class shares of beneficial interest of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to Administrative Class shares of the Acquired Fund on such date. (The Class A Merger Shares, the Class B Merger Shares, the Class C Merger Shares, the Class D Merger Shares, the Class P Merger Shares, the Institutional Class Merger Shares and the Administrative Class Merger Shares shall be referred to collectively as the “Merger Shares.”) It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

(b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute in complete liquidation to its Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shareholders of record as of the Exchange Date, the full and fractional Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class D Merger Shares, Class P Merger Shares, Institutional Class Merger Shares and Administrative Class Merger Shares, respectively; each shareholder being entitled to receive that proportion of such Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class D Merger Shares, Class P Merger Shares, Institutional Class Merger Shares and Administrative Class Merger Shares which the number of Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shares of beneficial interest of the Acquired Fund held by such shareholder bears to the total number of Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shares, as the case may be, of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund and all Acquired Fund shares held in Treasury, will simultaneously be cancelled on the books of the Acquired Fund.

AGREEMENT

The Acquiring Fund and the Acquired Fund agree as follows:

1. Representations, Warranties and Agreements of the Acquiring Fund.  The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

a. The Acquiring Fund is a duly established and designated series of shares of the Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust or the Acquiring Fund. Each of the Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as an investment company and to carry out this Agreement.

b. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the period ended [DATE], 2011, will be furnished to the Acquired Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquiring Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d. The prospectuses and statement of additional information of the Trust, each as in effect as of the date hereof, and each as from time to time amended or supplemented (collectively, the “Prospectus”), previously furnished to the Acquired Fund did not contain as of its date and does not contain as of the date hereof, with respect to the Trust and the Acquiring Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquiring Fund, threatened against the Trust (with respect to the Acquiring Fund), which assert liability on the part of the Trust (with respect to the Acquiring Fund). The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

f. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are or will be shown as belonging to it on its statement of assets and liabilities as of [DATE], 2011, referred to above and those incurred in the ordinary course of business as an investment company since such date. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to [DATE], 2011, whether or not incurred in the ordinary course of business.

g. As of the Exchange Date, the Acquiring Fund will have timely filed all federal and other tax returns and reports that have been required to be filed, will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received, will have adequately provided for all tax liabilities on its books, will not have had any tax deficiency or liability asserted against it or question raised with respect thereto, and will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

h. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

i. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Registration Statement or the Acquired Fund Proxy Statement (each as defined in Section (1)(o) herein) or the Prospectus.

j. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

k. The Acquiring Fund has qualified in respect of each taxable year since the commencement of operations and will continue to qualify at all times through the Exchange Date for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

l. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

m. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued, fully paid and, except as set forth in the Registration Statement, non-assessable by the Trust or the Acquiring Fund, and no shareholder of the Trust or Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

n. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as described in the Registration Statement, non-assessable by the Trust or the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares, except for any conversion rights set forth in the Trust’s Multi-Class Plan adopted under Rule 18f-3 under the 1940 Act.

o. The registration statement (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) by the Trust on Form N-14 on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 7 herein (as amended or supplemented by any amendments or supplements filed with the Commission by the Trust, and together with the documents incorporated therein by reference, the “Acquired Fund Proxy Statement”), on the effective date of the Registration Statement (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) at the time of the shareholders’ meeting referred to in Section 7 and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the Trust, and the Acquired Fund Proxy Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

p. The Trust satisfies the fund governance standards set forth in Rule 01(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

2. Representations, Warranties and Agreements of the Acquired Fund.  The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

a. The Acquired Fund is a duly established and designated series of shares of the Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust or the Acquired Fund. Each of the Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as an investment company and to carry out this Agreement.

b. The Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the period ended [DATE], 2011, will be furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquired Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d. The Prospectus previously furnished to the Acquiring Fund did not contain as of its date and does not contain as of the date hereof, with respect to the Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquired Fund, threatened against the Trust (with respect to the Acquired Fund), which assert liability on the part of the Trust (with respect to the Acquired Fund). The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

f. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in the Prospectus, the Registration Statement or the Acquired Fund Proxy Statement.

g. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are or will be shown as belonging to it on its statement of assets and liabilities as of [DATE], 2011, referred to above and those incurred in the ordinary course of business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to [DATE], 2011, whether or not incurred in the ordinary course of business.

h. As of the Exchange Date, the Acquired Fund will have timely filed all federal and other tax returns and reports that have been required to be filed, will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received, will have adequately provided for all tax liabilities on its books, will not have had any tax deficiency or liability asserted against it or question raised with respect thereto, and will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

i. At the Exchange Date, the Trust, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, convey, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of all of the Investments (as defined below), cash and any other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent (collectively, the “Assets”), subject to no encumbrances, liens or security interests (other than customary liens of custodians for fees) whatsoever and without any restrictions upon the transfer thereof, except for such encumbrances, liens, security interests or restrictions on transfers as disclosed in writing to the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of [DATE], 2011, referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

j. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

l. The Acquired Fund has qualified in respect of each taxable year since the commencement of operations and will continue to qualify at all times through the Exchange Date for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

m. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

n. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as described in the Prospectus, non-assessable by the Trust or the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund’s shares, nor is there outstanding any security convertible into any of the Acquired Fund’s shares, except for any conversion rights set forth in the Trust’s Multi-Class Plan adopted under Rule 18f-3 under the 1940 Act.

o. The Acquired Fund Proxy Statement, on the effective date of the Registration Statement (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) at the time the Acquired Fund Proxy Statement was distributed to the shareholders of the Acquired Fund, and at the time of the shareholders’ meeting referred to in Section 7, the Acquired Fund Proxy Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Acquired Fund Proxy

Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Acquired Fund Proxy Statement.

p. The information provided by the Acquired Fund for use in the Allianz Registration Statement is accurate and complete in all material respects and complies with federal securities and other laws and regulations applicable thereto in all material respects.

q. The Trust satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

3. Merger.

a. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein (including the Acquired Fund’s obligation to distribute to its shareholders all of its investment company taxable income and net capital gains as described in Section 8(j) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Assets existing as of the Valuation Time (as defined in §4(b) below) in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 5 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing as of the Valuation Time except for the Acquired Fund’s liabilities, if any, arising in connection with this Agreement. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the shareholders of record of the Acquired Fund in exchange for their Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shares of the Acquired Fund.

b. The Trust, on behalf of the Acquired Fund, will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received for the account of the Acquired Fund on or after the Exchange Date with respect to the Assets of the Acquired Fund. Any such distribution shall be deemed included in the Assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.

4. Exchange Date; Valuation Time.

a. Delivery of the Assets of the Acquired Fund to be transferred and assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued, shall occur at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, New York, NY 10036, as of the close of business on [          ], 2012 or at such other location, time and date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such transactions are to take place being referred to herein as the “Exchange Date.”

b. The Valuation Time shall be 4:00 p.m. Eastern time on [          ], 2012 or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the “Valuation Time”).

c. In the event that at the Valuation Time (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the net asset value of the Acquiring Fund or the Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may be agreed upon by the Acquiring Fund and the Acquired Fund; provided that if trading shall not be fully resumed and reporting restored within three business days after the Exchange Date, this Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other party

5. Issuance of Merger Shares; Assumption of Liabilities.  Subject to the terms and conditions contained herein, on the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of the Assets of the

Acquired Fund attributable to Class A shares of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund on such date, (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to Class B shares of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund on such date, (iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to Class C shares of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to Class C shares of the Acquired Fund on such date, (iv) a number of full and fractional Class D Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to Class D shares of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to Class D shares of the Acquired Fund on such date, (v) a number of full and fractional Class P Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to Class P shares of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to Class P shares of the Acquired Fund on such date, (vi) a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to the Institutional Class shares of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to the Institutional Class shares of the Acquired Fund on such date, and (vii) a number of full and fractional Administrative Class Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to the Administrative Class shares of the Acquired Fund on such date less the amount of the liabilities of the Acquired Fund attributable to the Administrative Class shares of the Acquired Fund on such date, in each case determined as hereinafter provided in this Section 5.

a. The net asset value of the Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class D Merger Shares, Class P Merger Shares, Institutional Class Merger Shares and Administrative Class Merger Shares to be delivered to the Acquired Fund, the value of the Assets attributable to the Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shares of the Acquired Fund and the value of the liabilities attributable to the Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

b. The net asset value of the Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class D Merger Shares, Class P Merger Shares, Institutional Class Merger Shares and Administrative Class Merger Shares shall be computed by the Acquiring Fund, in cooperation with the Acquired Fund, in the manner set forth in the Prospectus. The value of the assets and liabilities attributable to the Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the net asset value of the Acquiring Fund’s shares of beneficial interest.

c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account potential tax costs due to differences in realized and unrealized gains and losses.

d. On the Exchange Date, the Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of the Assets and liabilities and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, pursuant to this Agreement.

e. The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund, which shall be accomplished through the establishment of open accounts for each Acquired Fund shareholder on the transfer records of the Acquiring Fund. The Acquired Fund and the Acquiring Fund agree to cooperate in the establishment of such open accounts and to provide each other with such information as each may reasonably request in connection therewith. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, such certificates will from and after the Exchange Date be deemed to be certificates for the Merger Shares issued to such shareholder in respect of the Acquired Fund shares represented by such certificates. Certificates representing the Merger Shares will not be issued to Acquired Fund shareholders.

f. Each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of liabilities and liquidation contemplated herein.

6. Expenses, Fees, etc.

a. Except as otherwise provided in this Section 6, Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management”), by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transactions contemplated by this Agreement incurred by the Acquiring Fund and the Acquired Fund; provided, however, that each of the Acquiring Fund and Acquired Fund shall bear any and all registration fees, brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, incurred by it in connection with the transactions contemplated by this Agreement, including any costs and expenses incurred by it in connection with the liquidation of its assets contemplated by this Agreement. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code.

b. In the event the transactions contemplated by this Agreement are not consummated for any reason, then Allianz Global Fund Management agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

c. Notwithstanding any other provision of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth herein.

7. Meetings of Shareholders; Dissolution.

a. The Trust, on behalf of the Acquired Fund, has called a meeting of the Acquired Fund’s shareholders to take place after the effective date of the Registration Statement for the purpose of approving this Agreement and the transactions contemplated hereby.

b. The Acquired Fund has prepared and filed with the Commission preliminary and definitive versions of the Acquired Fund Proxy Statement which were satisfactory to the Acquiring Fund and to Ropes & Gray LLP.

c. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Trust’s Declaration of Trust in accordance with applicable law and that after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution; provided that, following the liquidation, the Acquired Fund, as nominee for or agent on behalf of the Acquiring Fund, shall take such actions as are set forth in paragraph (c) of the Plan of Reorganization included in this Agreement.

8. Conditions to the Acquiring Fund’s Obligations.  The obligations of the Acquiring Fund hereunder shall be subject to (a) performance by the Acquired Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquired Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a. The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 5 of this Agreement, together with a list of Investments and such Investments’ respective tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by the Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since [DATE], 2011, other than changes in the Investments and other

Assets since that date or changes in the market value of the Investments and other Assets of the Acquired Fund, or changes due to dividends paid or losses from operations.

b. The Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

c. As of the Exchange Date, there shall not be any material litigation pending that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

d. That the Acquiring Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquired Fund, dated the Exchange Date (which may be subject to certain qualifications and, with respect to all or some of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Trust is an unincorporated voluntary association with transferable shares existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly known as a Massachusetts business trust), and is duly authorized to exercise all of its powers recited in its Declaration of Trust, which powers include the power to own all of its properties and to carry on its business as such business is, to such counsel’s knowledge, presently conducted; (ii) this Agreement has been duly authorized by all necessary action of the Trust and has been duly executed and delivered by the Trust on behalf of the Acquired Fund and, assuming that the Registration Statement, the Prospectus and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Trust, enforceable against the Acquired Fund in accordance with its terms; (iii) the Trust, on behalf of the Acquired Fund, has the power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Trust’s Declaration of Trust or Amended and Restated Bylaws (the “Bylaws”); and (v) to such counsel’s knowledge (without any independent inquiry or investigation), no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust on behalf of the Acquired Fund of the transactions contemplated hereby under Section 17 of the 1940 Act. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of an officer of the Trust, including certificates with respect to investment restrictions contained in the Trust’s Declaration of Trust, Bylaws or then-current prospectuses or statement of additional information.

e. That the Acquiring Fund shall have received an opinion of Ropes & Gray LLP, dated the Exchange Date, reasonably satisfactory to the Acquiring Fund and substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, as further described below, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets in exchange for Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (iii) the basis in the hands of the Acquiring Fund of the Assets will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized in the reorganization under the tax principles described below; (iv) the holding periods of the Assets in the hands of Acquiring Fund, other than any Assets with respect to which gain or loss is required to be recognized in the reorganization under the tax principles described below, will include the periods during which such Assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, or upon the distribution of the Merger

Shares by the Acquired Fund to its shareholders in liquidation; (vi) no gain or loss will be recognized by Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Merger Shares; (vii) the aggregate basis of the Merger Shares that the Acquired Fund shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor; (viii) an Acquired Fund shareholder’s holding period for the Merger Shares received pursuant to the Agreement will be determined by including the shareholder’s holding period for the Acquired Fund shares exchanged for those Merger Shares, provided that the shareholder held the Acquired Fund shares as capital assets; and (ix) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder (the “Tax Opinion”). The Tax Opinion will not express any view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction. The Tax Opinion will be based upon certain factual representations made by officers of the Target Fund and Acquiring Fund and will also be based on customary assumptions. The Tax Opinion will note and distinguish certain published precedent.

f. As of the Exchange Date, the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund identifies to the Acquired Fund as being unsuitable for the Acquiring Fund to acquire by reason of limitations in the Trust’s Declaration of Trust or Bylaws, or of investment restrictions disclosed in the Prospectus in effect on the Exchange Date.

g. Each Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

h. That all actions taken by the Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Ropes & Gray LLP.

i. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund’s investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund’s investment company taxable income, as defined in Section 852 of the Code, and (iii) all of the Acquired Fund’s net capital gain, in each case computed without regard to any deduction for dividends paid, and in each case for its taxable year ended June 30, 2011 and the short taxable year beginning on July 1, 2011 and ending on the Exchange Date.

j. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer) of the Trust, as to the tax cost to the Acquired Fund of the assets delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

k. That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the Assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

l. The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Trust attributable to the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares of the Acquired Fund and the number of shares held of record by each such shareholder.

m. All of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Ropes & Gray LLP, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

n. This Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

o. The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, threatened by the Commission.

9. Conditions to the Acquired Fund’s Obligations.  The obligations of the Acquired Fund hereunder shall be subject to (a) performance by the Acquiring Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquiring Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a. The Acquiring Fund shall have furnished to the Acquired Fund a statement of the Acquiring Fund’s net assets, together with a list of portfolio holdings with values determined as provided in Section 5, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by the Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquiring Fund since [DATE], 2011, other than changes in its portfolio securities since that date, changes in the market value of the portfolio securities, or changes due to net redemptions, dividends paid or losses from operations.

b. The Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date, pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

c. The Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that each of the Trust and the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

d. As of the Exchange Date, there shall not be any material litigation pending or threatened that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

e. The Acquired Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquiring Fund, and dated the Exchange Date (which may be subject to certain qualifications and, with respect to some or all of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Trust is an unincorporated voluntary association with transferable shares existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly known as a Massachusetts business trust), and is duly authorized to exercise all of its powers recited in its Declaration of Trust, which powers include the power to own all of its properties and to carry on its business as such business is, to such counsel’s knowledge, presently conducted; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, except as described in the Registration Statement, nonassessable by the Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized by all necessary action of the Trust and has been duly executed and delivered by the Trust on behalf of the Acquiring Fund and, assuming that the Prospectus, the Registration Statement and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Trust, enforceable against the Acquiring Fund in accordance with its terms; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Trust’s Declaration of Trust or Bylaws; (v) to such counsel’s knowledge (without any independent inquiry or investigation), no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust on behalf of the Acquiring Fund of the transactions contemplated herein under Section 17 of the 1940 Act; and (vi) the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of an officer of the Trust, including certificates with respect to investment restrictions contained in the Trust’s Declaration of Trust, Bylaws or then-current prospectuses or statement of additional information.

f. That the Acquired Fund shall have received a Tax Opinion of Ropes & Gray LLP (the substance of which is described above in Section 8(f)), dated the Exchange Date, and reasonably satisfactory to the Acquired Fund. The Tax Opinion will not express any view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction. The Tax Opinion will be based upon certain factual representations made by officers of the Target Fund and Acquiring Fund and will also be based on customary assumptions. The Tax Opinion is not a guarantee that the tax consequences of the transactions contemplated by this Agreement will be as described in such opinion. The Tax Opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the Tax Opinion.

g. All of the issued and outstanding shares of beneficial interest of the Acquiring Fund, if any, shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquiring Fund or its transfer agent by the Acquired Fund or its agents shall have revealed otherwise, either (i) the Acquiring Fund shall have taken all actions that in the opinion of the Acquired Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquiring Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquired Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquired Fund or Ropes & Gray LLP, to indemnify the Acquired Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquiring Fund to have offered and sold such shares in conformity with such laws.

h. That all actions taken by the Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Ropes & Gray LLP.

i. That the Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

j. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

k. Allianz Global Fund Management has agreed in writing to forfeit any right under any current fee waiver, expense reimbursement or similar arrangement with the Acquired Fund to recoup any waived or reimbursed fees and expenses.

l. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, threatened by the Commission.

10.	Indemnification.

a. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquiring Fund represented by the Merger Shares following the Exchange Date) but no other assets, the Acquiring Fund, the Trust and the trustees and officers of the Trust (for purposes of this Section 10 (a), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Trust or the Acquired Fund contained in this Agreement, the Registration Statement, the Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Trust on behalf of the Acquired Fund. The Indemnified Parties will notify the Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

b. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the Acquired Fund, the Trust and the trustees and officers of the Trust (for purposes of this Section 10(b), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in this Agreement, the Registration Statement, the Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Trust on behalf of the Acquiring Fund. The Indemnified Parties will notify the Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund’s obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.

11. No Broker, etc.  Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or the Trust who, by reason of such dealings, is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination.  The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees on behalf of each Fund, terminate this Agreement, and each of the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by [DATE], 2012, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

13. Covenants, etc. Deemed Material.  All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

14. Further Covenants.  Each of the Acquiring Fund and the Acquired Fund further agrees that unless such delivery is otherwise waived by the Acquiring Fund, the Acquired Fund agrees to deliver to the Acquiring Fund, within a reasonable period of time following the Exchange Date, a letter from the Trust’s independent registered public accounting firm in form and substance reasonably satisfactory to the Acquiring Fund, relating to such matters and the performance of such procedures, if any, as may be agreed upon by the officers of the Acquired Fund, the Acquiring Fund and such independent registered public accounting firm.

15. Sole Agreement; Amendments; Governing Law.  This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except as provided by Section 16 hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16. Amendment.  This Agreement contains the entire agreement of the parties with respect to the transactions contemplated by the Agreement and may be amended by mutual consent of the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without obtaining such approval.

17. Waiver.  At any time on or prior to the Exchange Date, the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder.

18. Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

19. Notices.  Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, courier or certified mail addressed to the Trust at 1633 Broadway, New York, NY 10019.

20. Recourse.  All persons dealing with the Acquiring Fund or the Acquired Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund, as neither the trustees, directors, officers, agents nor shareholders of the Funds or other series of the respective Trusts assume any liability for obligations entered into on behalf of any of the Funds.

21. Headings.  The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

22. Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

23. Further Assurances.  Each Fund shall use its reasonable best efforts in good faith to take or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable law, so as to permit the consummation of the transactions contemplated by this Agreement as promptly as practicable and otherwise to enable consummation of the transactions contemplated by this Agreement, and shall cooperate fully with one another to that end.

24. Declaration of Trust.  A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Trust on behalf of the Acquiring Fund or the Acquired Fund, as the case may be, as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Acquiring Fund or the Acquired Fund, as the case may be.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first written above.

ALLIANZ FUNDS,
on behalf of its AGIC Target Fund

By:	Name:
Title:  President

ALLIANZ FUNDS,
on behalf of its RCM Mid-Cap Fund

By:
Name:
Title:  President

Agreed and accepted as to Section 6 only:
ALLIANZ GLOBAL INVESTORS FUND
MANAGEMENT LLC

By:
Name:
Title:

Appendix B

INFORMATION ABOUT THE RCM MID-CAP FUND

Fund Summary

Investment Objective

The RCM Mid-Cap Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund

The fees and expenses you may pay if you buy and hold Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class of the RCM Mid-Cap Fund are set forth in the Prospectus/Proxy Statement under “Information About the Proposed Merger — Performance of the AGIC Target Fund and the RCM Mid-Cap Fund.”

Principal Investment Strategies

The RCM Mid-Cap Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of medium-sized companies. The RCM Mid-Cap Fund currently defines medium-sized companies as those having market capitalizations comparable to those companies included in the Russell Midcap Growth Index (between $40 million and $20.4 billion as of December 31, 2011). The RCM Mid-Cap Fund normally invests primarily in equity securities of U.S. companies. The portfolio managers ordinarily look for companies with the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services or a steady stream of new products and services. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the RCM Mid-Cap Fund may invest in securities issued in initial public offerings (IPOs) and in non-U.S. securities, and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the RCM Mid-Cap Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks

The RCM Mid-Cap Fund’s net asset value, yield and total return will be affected by the allocation determinations, investment decisions and techniques of the RCM Mid-Cap Fund’s management, factors specific to the issuers of securities and other instruments in which the RCM Mid-Cap Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers, and factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them (Management Risk, Issuer Risk, Market Risk). Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer, and securities issued by smaller companies may be more volatile and present increased liquidity risk (Equity Securities Risk, Smaller Company Risk). Other principal risks include: Credit Risk (an issuer or counterparty may default on obligations); Derivatives Risk (derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation); Focused Investment Risk (focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility); IPO Risk (securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility); Leveraging Risk (instruments and transactions that constitute leverage magnify gains or losses and increase volatility); Liquidity Risk (the lack of an active market for investments may cause delay in disposition or force a sale below fair value); Non-U.S. Investment Risk, Currency Risk (non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, and non-U.S. securities values may also fluctuate with currency exchange rates); and Turnover Risk (high levels of portfolio turnover increase transaction costs and taxes and may lower investment performance). Please see “Principal Risk Factors” in the Prospectus/Proxy Statement for

a more detailed description of the RCM Mid-Cap Fund’s risks. It is possible to lose money on an investment in the RCM Mid-Cap Fund. An investment in the RCM Mid-Cap Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Principal Investments and Strategies of the Fund

This section, together with the next section entitled “Summary of Principal Risks,” provides more detailed information regarding the RCM Mid-Cap Fund’s investment objective, principal investments and strategies and principal risks.

It is possible to lose money on an investment in the RCM Mid-Cap Fund. The fact that the RCM Mid-Cap Fund may have had good performance in the past is no assurance that the value of the RCM Mid-Cap Fund’s investments will not decline in the future or appreciate at a slower rate.

Principal Investments and Strategies of the RCM Mid-Cap Fund

Approximate Primary
Investment Objective	Fund Focus	Capitalization Range

Seeks long-term capital appreciation	Medium capitalization equity securities	Same as the Russell Midcap Growth Index

Fund Category	Approximate Number of Holdings	Dividend Frequency

Growth Stocks	85-125	At least annually

The RCM Mid-Cap Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of medium-sized companies. The RCM Mid-Cap Fund currently defines medium-sized companies as those having market capitalizations comparable to those companies included in the Russell Midcap Growth Index (between $40 million and $20.4 billion as of December 31, 2011). Equity securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. Under normal circumstances, the RCM Mid-Cap Fund invests primarily in equity securities of U.S. companies, but may invest a portion of its assets in non-U.S. securities. The RCM Mid-Cap Fund may invest in securities issued in initial public offerings (IPOs).

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the RCM Mid-Cap Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the RCM Mid-Cap Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The RCM Mid-Cap Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the RCM Mid-Cap Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the RCM Mid-Cap Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The RCM Mid-Cap Fund may be less likely to achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the RCM Mid-Cap Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Currency Risk	• Liquidity Risk
• Issuer Risk	• Derivatives Risk	• Management Risk
• Equity Security Risk	• Focused Investment Risk	• Non-U.S. Management Risk
• Smaller Company Risk	• IPO Risk	• Turnover Risk
• Credit Risk	• Leveraging Risk

Please see “Principal Risk Factors” in the Prospectus/Proxy Statement for a description of these and other risks of investing in the RCM Mid-Cap Fund. It is possible to lose money on an investment in the RCM Mid-Cap Fund.

Summary of Principal Risks

The value of your investment in the RCM Mid-Cap Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of the RCM Mid-Cap Fund are summarized in the Fund Summary above and are described in more detail under “Principal Risk Factors” in the Prospectus/Proxy Statement. The RCM Mid-Cap Fund may be subject to additional risks other than those described below because the types of investments made by the RCM Mid-Cap Fund can change over time. The “Characteristics and Risks of Securities and Investment Techniques” section below and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the RCM Mid-Cap Fund, its investments and the related risks. There is no guarantee that the RCM Mid-Cap Fund will be able to achieve its investment objective. It is possible to lose money by investing in the RCM Mid-Cap Fund.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the RCM Mid-Cap Fund’s portfolio holdings, together with additional information about portfolio holdings disclosure, is available in the Trust’s Statement of Additional Information. In addition, the Adviser will post the RCM Mid-Cap Fund’s portfolio holdings information on the RCM Mid-Cap Fund’s website at www.allianzinvestors.com. The RCM Mid-Cap Fund’s website will contain the RCM Mid-Cap Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately five (5) business days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

Management of the Fund

Investment Adviser and Administrator

Allianz Global Investors Fund Management, LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the RCM Mid-Cap Fund. Subject to the supervision of the Trust’s Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the RCM Mid-Cap Fund and the RCM Mid-Cap Fund’s business affairs and other administrative matters.

The Adviser is located at 1633 Broadway, New York, New York 10019. Organized in 2000, the Adviser provides investment management and advisory services to open-end mutual funds and closed-end funds. The Adviser is a wholly-owned indirect subsidiary of Allianz Asset Management of America L.P. and of Allianz SE, a

publicly-traded European insurance and financial services company. As of December 31, 2011, the Adviser and its investment management affiliates had approximately $1.4 trillion in assets under management.

The Adviser has retained an investment management firm (“Sub-Adviser”) to manage the RCM Mid-Cap Fund’s investments. See “Sub-Adviser” below. The Adviser may retain affiliates to provide various administrative and other services required by the RCM Mid-Cap Fund.

Management Fees

The RCM Mid-Cap Fund pays for the advisory and administrative services it requires under what is essentially an all-in fee structure. See “Administrative Fees” below. While the RCM Mid-Cap Fund pays a fee under separate agreements for the advisory and administrative services it requires, these services are provided in a “suite of services” structure as described in more detail below. Allianz Global Fund Management, as the investment manager and administrator, provides both the advisory and administrative services to the RCM Mid-Cap Fund. Although provided under separate agreements, together these services are essential to the daily operations of the RCM Mid-Cap Fund. The Management Fees shown in the Annual Fund Operating Expenses table in the “Fund Summary” above and in the accompanying Prospectus/Proxy Statement reflect the combination of an advisory fee and an administrative fee under these two agreements.

Advisory Fees.  The RCM Mid-Cap Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

During the most recently completed fiscal year, the RCM Mid-Cap Fund paid monthly advisory fees to the Adviser at the annual rate of 0.47% (stated as a percentage of the average daily net assets of the Fund).

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between Allianz Global Fund Management and the RCM Mid-Cap Fund and the portfolio management agreement between Allianz Global Fund Management and the Sub-Adviser is available in the RCM Mid-Cap Fund’s most recent semi-annual report to shareholders for the six-month period ended December 31.

Administrative Fees.  The RCM Mid-Cap Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class A, Class B, Class C, Class R, Institutional Class, Class P, Administrative Class and Class D shareholders of the RCM Mid-Cap Fund pay an administrative fee to the Administrator, computed as a percentage of the RCM Mid-Cap Fund’s average daily net assets attributable in the aggregate to those classes of shares, with breakpoints at various asset levels. The Administrator, in turn, provides or procures administrative services for Class A, Class B, Class C, Class R, Institutional Class, Class P, Administrative Class and Class D shareholders and also bears the costs of most third-party administrative services required by the RCM Mid-Cap Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The RCM Mid-Cap Fund does bear other expenses that are not covered by the administrative fee and that may vary and affect the total level of expenses borne by Class A, Class B, Class C, Class R, Institutional Class, Class P, Administrative Class and Class D shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

The Administrator generally earns a profit on the administrative fee, although this may not be the case for relatively small funds. The profit generally increases as funds grow in asset size. Also, under the terms of the administration agreement, the Administrator, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

Class A, Class B, Class C, and Class R shareholders of the RCM Mid-Cap Fund pay the Administrator monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class A, Class B, Class C, and Class R shares):

	Administrative Fees
Allianz Fund	Class A	Class B	Class C	Class R

RCM Mid-Cap Fund	0.40%	0.40%	0.40%	0.40%

Institutional and Administrative Class shareholders of the RCM Mid-Cap Fund pay the Administrator monthly administrative fees at an annual rate of 0.30% (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Institutional and Administrative Class shares).

Class P and Class D shareholders of the RCM Mid-Cap Fund pay the Administrator monthly administrative fees at an annual rate of 0.40% (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class P and Class D shares).

The total Administrative Fee rate for each class of shares of the RCM Mid-Cap Fund listed above shall be reduced according to the following schedule, based on the RCM Mid-Cap Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the RCM Mid-Cap Fund’s average daily net assets attributable to that class.

During the most recently completed fiscal year, the RCM Mid-Cap Fund paid the Administrator monthly administrative fees for Class A, Class B, Class C and Class R shares at an annual rate of 0.40%, 0.40%, 0.40% and 0.40%, respectively (stated as a percentage of the average daily net assets attributable in the aggregate to each class taken separately, taking into account the effect of breakpoints).

During the most recently completed fiscal year, the RCM Mid-Cap Fund paid the Administrator monthly administrative fees for the Institutional Class, Administrative Class and Class D shares at the annual rates of 0.30%, 0.30% and 0.40%, respectively (stated as a percentage of the average daily net assets attributable in the aggregate to each class taken separately, taking into account the effect of breakpoints). Class P shares of the RCM Mid-Cap Fund had not commenced operations as of the most recently completed fiscal year.

The Distributor, the Administrator and their affiliates make payments to selected financial intermediaries (such as brokers or third-party administrators) for providing sub-transfer agency and other administrative services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Distributor, the Administrator and/or their affiliates. The actual services provided, and the payments made for such services, vary from firm to firm, and any such variations do not alter the amount of Administrative fees paid by the RCM Mid-Cap Fund to the Administrator. For these services, the Distributor, the Administrator and their affiliates pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account, for networking fees for NSCC-cleared accounts and from $13 to $19 per account for services to omnibus accounts or (ii) an annual fee at a rate of up to 0.25%, and in some cases up to 0.35%, of the value of the assets in the relevant accounts.

For Class P shares the Administrator currently estimates that it and/or its affiliates will pay up to an additional 0.10% per annum of the value of assets in the relevant accounts out of the Class P administrative fees paid under the Trust’s administration agreement to service agents for providing the services described above, or may retain such amounts where the Administrator and/or its affiliates provide these services.

For Class D shares, a financial service firm that provides the services described above may be paid a portion of the Class D administrative fees in return for its services directly or indirectly by the RCM Mid-Cap Fund, the Adviser or an affiliate (at an annual rate generally not to exceed 0.35% (up to 0.25% of which may be paid by the Fund) of the Fund’s average daily net assets attributable to its Class D shares and purchased through such firm for its clients, although payments with respect to shares in retirement plans may be higher).

The payments described above may be material to financial intermediaries relative to other compensation paid by the RCM Mid-Cap Fund and/or the Distributor, the Administrator and their affiliates and may be in addition to any (i) distribution and/or servicing (12b-1) fees and (ii) revenue sharing or “shelf space” fees described elsewhere herein paid to such financial intermediaries. Furthermore, the payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. If no such payments are made with respect to certain shares (e.g., because they are held directly at the transfer agent without a financial intermediary), there is no corresponding reduction in the amount of administrative fees paid to the Administrator. The Distributor and the Administrator do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

Sub-Adviser

The Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of the RCM Mid-Cap Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The following provides summary information about the Sub-Adviser.

RCM Capital Management LLC (“RCM”)* 555 Mission Street, Suite 1700 San Francisco, CA 94105

*	The Sub-Adviser is affiliated with the Adviser.

The following provides additional information about the Sub-Adviser and the individual portfolio manager(s) who have or share primary responsibility for managing the RCM Mid-Cap Fund’s investments. For the RCM Mid-Cap Fund, the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the RCM Mid-Cap Fund.

RCM

RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of December 31, 2011, RCM had approximately $22 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

The individuals at RCM listed below have or share primary responsibility for managing the RCM Mid-Cap Fund.

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience

RCM Mid-Cap Fund	Louise M. Laufersweiler, CFA (Lead)	2005	Director, Chief Investment Officer for U.S. Mid Cap Equities and U.S. Small Cap Equity strategies. She has senior portfolio management responsibilities for both mid cap and small cap equity strategies. She also worked for five years in the RCM research department as an associate in the financial services and cyclical sectors. Prior to joining RCM in 1982, Ms. Laufersweiler worked at Hambrecht and Quist.
	Steven Klopukh, CFA	2005	Director, Senior Portfolio Manager for U.S. Mid Cap Equities. He joined RCM in 2002 as an equity analyst and assistant portfolio manager on the Mid Cap equity team. Prior to joining RCM in 2002, Mr. Klopukh was a Vice President and fundamental equity analyst at CDC Investment Management Corp. and was involved in managing its quantitatively-enhanced, risk-targeted Large-Cap Core and Market-Neutral equity strategies from 1999 to 2001.

Adviser/Sub-Adviser Relationship

Shareholders of the RCM Mid-Cap Fund have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to the RCM Mid-Cap Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the SEC (the “Exemptive Order”). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. In addition, the Exemptive Order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Because RCM is not wholly-owned by Allianz, the Exemptive Order does not currently apply to the RCM Mid-Cap Fund. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has the responsibility to oversee the RCM Mid-Cap Fund’s sub-adviser and to recommend its hiring, termination and replacement.

Distributor

The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an indirect subsidiary of Allianz, Allianz Global Fund Management’s parent company. The Distributor, located at 1633 Broadway, New York, New York 10019, is a broker-dealer registered with the SEC.

Litigation and Regulatory Matters

Legal proceedings involving the Investment Manager and certain of its affiliates, which were previously disclosed, have been resolved.

The foregoing speaks only as of the date of this Prospectus/Proxy Statement. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of Allianz Global Fund Management, AGID or the Funds’ sub-advisers to perform their respective contracts with respect to the Funds.

Classes of Shares

The RCM Mid-Cap Fund offers investors Class A, Class B, Class C, Class D, Class R, Class P, Institutional Class and Administrative Class shares.

Before purchasing shares of the RCM Mid-Cap Fund directly, an investor should inquire about the other classes of shares offered by the RCM Mid-Cap Fund and other series of the Trust, some of which are offered in different prospectuses. As described within the applicable prospectus, each class of shares has particular investment eligibility criteria and is subject to different types and levels of charges, fees and expenses than the other classes. An investor may call the Distributor at 1-800-988-8380 for information about other investment options.

Because the share class arrangements for the RCM Mid-Cap Fund and the AGIC Target Fund are similar, the information below also applies to shares of the AGIC Target Fund. More extensive information about the Trust’s multi-class arrangements is included in the Statement of Additional Information, which can be obtained free of charge from the Distributor.

CLASS A, CLASS B, CLASS C AND CLASS R SHARES

Subject to the qualifications described below under “Sale of Class B Shares,” effective November 1, 2009, Class B shares of the RCM Mid-Cap Fund are no longer available for purchase. Each class of shares is subject to different types and levels of sales charges (if applicable) and other fees than the other classes and bears a different level of expenses.

Class A and Class C shares are generally available for purchase by all investors, subject to the satisfaction of investment minimums described below under “How to Buy and Sell Shares — Investment Minimums & Minimum Account Size,” whereas Class R shares are generally available only to “specified benefit plan” investors as described below under “How to Buy and Sell Shares — Buying Shares — R Shares.” Subject to eligibility, the class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the Statement of Additional Information, which can be obtained free of charge from the Distributor.

Class A Shares

•	You pay an initial sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•	You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Statement of Additional Information for details.

•	Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders, but pay initial sales charges that do not apply to Class B or Class C shares.

•	You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Statement of Additional Information for details.

Class B Shares

•	You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially. Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares.

•	You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Statement of Additional Information for details.

•	Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years (eight years for Class B shares purchased before October 1, 2004) they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•	Class B shares purchased after September 30, 2004 automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased before October 1, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

•	For more information about the CDSC calculation and conversion date of shares received in an exchange, please see the Statement of Additional Information.

Class C Shares

•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

•	You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase.

•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•	Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after seven (or eight) years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven (or eight) years.

Class R Shares

•	Class R shares are generally available only to specified benefit plans. See “How to Buy and Sell Shares — Class R Shares” below for additional information on eligible investors.

•	You do not pay an initial sales charge when you buy Class R shares and you are not charged a CDSC for redeeming Class R shares, however, you may be charged transaction fees and/or other charges as noted below.

•	Class R shares are subject to higher 12b-1 fees than Class A shares and lower 12b-1 fees than Class B and Class C shares.

All Classes

Some or all of the payments described below are paid or “reallowed” to financial intermediaries. See the Statement of Additional Information for details. The following provides additional information about the sales charges and other expenses associated with each share Class.

Initial Sales Charges — Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the RCM Mid-Cap Fund and describes information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the RCM Mid-Cap Fund is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. Investors who purchase $1,000,000 or more of the Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 1% if they redeem such shares during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Class A Shares

	Initial Sales Charge	Initial Sales Charge
	as % of Net	as % of Public
Amount of Purchase	Amount Invested	Offering Price

$0-$49,999	5.82%	5.50%
$50,000-$99,000	4.71%	4.50%
$100,000-$249,999	3.63%	3.50%
$250,000-$499,999	2.56%	2.50%
$500,000-$999,999	2.04%	2.00%
$1,000,000 +	0.00%	0.00%

Investors in the RCM Mid-Cap Fund may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one or more series of the Trust or Allianz Funds Multi-Strategy Trust (together, “Eligible Funds”), are summarized below and are described in greater detail in the Statement of Additional Information.

Right of Accumulation and Combined Purchase Privilege (Breakpoints).  A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of Accumulation” or “Cumulative Quality Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor for purposes of determining the applicable front-end sales charge.

The term “Qualifying Investor” refers to:

(i) an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)

or

(ii) a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved

or

(iii) an employee benefit plan of a single employer

*	For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

Please see the Statement of Additional Information for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent.  An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege.  A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The applicable NAV is determined as described under “How to Buy and Sell Shares — Calculation of Share Price and Redemption Payments” and is generally the NAV next calculated after a reinstatement request is received by the Distributor. The limitations and restrictions of this program are fully described in the Statement of Additional Information.

Method of Valuation of Accounts.  To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales charge) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value.  In addition to the programs summarized above, the RCM Mid-Cap Fund may sell its Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the RCM Mid-Cap Fund; employees of the Adviser, Sub-Adviser and Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the RCM Mid-Cap Fund issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Required Shareholder Information and Records.  In order for investors in Class A shares of the RCM Mid-Cap Fund to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the RCM Mid-Cap Fund or other Eligible Funds held in:

•	all of the investor’s accounts held directly with the Trust or through a financial intermediary;

•	any account of the investor at another financial intermediary; and

•	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge, on the RCM Mid-Cap Fund’s Web site at http://www.allianzinvestors.com, information regarding eliminations of and reductions in sales loads associated with Eligible Funds.

Initial Sales Charges — Class B, Class C and Class R Shares

As discussed above, Class B, Class C and Class R shares of the RCM Mid-Cap Fund are not subject to an initial sales charge.

Contingent Deferred Sales Charges (CDSCs) — Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the RCM Mid-Cap Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares

	Percentage Contingent
Years Since Purchase Payment Was Made	Deferred Sales Charge

First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0	*

*	After the seventh year, Class B shares of the RCM Mid-Cap Fund purchased after September 30, 2004, convert into Class A shares as described below. Class B shares of the RCM Mid-Cap Fund purchased before October 1, 2004, convert into Class A shares after the eighth year.

Class C Shares

Percentage Contingent
Years Since Purchase Payment Was Made	Deferred Sales Charge

First	1
Thereafter	0

CDSCs on Class A Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

How CDSCs are Currently Calculated

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares of the RCM Mid-Cap Fund may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Statement of Additional Information for details. The Statement of Additional Information is available free of charge from the Distributor.

Sale of Class B Shares

Effective November 1, 2009, Class B shares of the RCM Mid-Cap Fund are no longer available for purchase, except through exchanges and dividend reinvestments as discussed below. Class B shareholders may continue to hold such shares until they automatically convert to Class A shares under the existing conversion schedule, as outlined in above under “Class B shares.” Dividends and capital gain distributions paid on outstanding Class B shares may continue to be reinvested in Class B shares in accordance with the RCM Mid-Cap Fund’s current policies. In addition, Class B shareholders may continue to exchange their shares for Class B shares of other series of the Trust, or for series of Allianz Funds Multi-Strategy Trust that have Class B shares outstanding in accordance with the RCM Mid-Cap Fund’s policies. See “How to Buy and Sell Shares — Exchanging Shares” for details. In certain circumstances, Class B shares of the RCM Mid-Cap Fund may also be exchanged directly for shares of another Class of the same Fund, as described in the Statement of Additional Information. Class B shareholders who have direct accounts with the RCM Mid-Cap Fund that previously involved recurring investments in Class B shares of any series of the Trust through the automated investment plans now have such recurring investments automatically redirected into Class A shares of the same Fund at net asset value, without any sales charges (loads). All other features of Class B shares, including Rule 12b-1 distribution and service fees, contingent deferred sales charge schedules and conversion features, remain unchanged and continue in effect. The Trust and the Distributor each reserves the right at any time to modify or eliminate these policies and restrictions, including on a case-by-case basis. Please call the Distributor at 1-800-988-8380, or your broker or other financial advisor, if you have any questions regarding the restrictions described above.

Class R Shares — Specified Benefit Plans

Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans, and other specified benefit plans and accounts whereby the plan or the plan’s broker, dealer or other financial intermediary (“financial service firm”) has an agreement with the Distributor or the Adviser to utilize Class R shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the RCM Mid-Cap Fund through omnibus accounts (either at the benefit plan level or at the level of the plan’s financial service firm). Class R shares are not available to retail or institutional non-specified benefit plan accounts, traditional and Roth IRAs (except through omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect the RCM Mid-Cap Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any financial service firm authorized to sell Class R shares of the RCM Mid-Cap Fund. Eligible specified benefit plans may also purchase shares directly from the Distributor. See “Buying Shares” below. Additional shares may be purchased through a benefit plan’s administrator or recordkeeper.

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge specified benefit plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, specified benefit plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the RCM Mid-Cap Fund.

Financial service firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing shareholder servicing and other services. A firm or specified benefit plan may be paid for its services directly or indirectly by the RCM Mid-Cap Fund, the Adviser or an affiliate (normally not to exceed an annual rate of 0.50% of the Fund’s average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients). The Distributor, the Administrator and their affiliates may pay a financial service firm or specified benefit plan an additional amount for sub-transfer agency or other administrative services as described under “Administrative Fees” above. Your specified benefit plan may establish various minimum investment requirements for Class R shares of the RCM Mid-Cap Fund and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan administrator with respect to these issues. Plan administrators should contact their financial service firm for information about the firm. This Prospectus/Proxy Statement should be read in connection with the specified benefit plan’s and/or the financial service firm’s materials regarding its fees and services.

Distribution and Servicing (12b-1) Plans — Class A, B, C and R Shares

The RCM Mid-Cap Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of RCM Mid-Cap Fund shares (“distribution fees”) and/or in connection with personal services rendered to RCM Mid-Cap Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by the RCM Mid-Cap Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. The AGIC Target Fund has the same distribution and servicing arrangements as the RCM Mid-Cap Fund, and therefore the discussion below also applies to the AGIC Target Fund.

There is a separate 12b-1 Plan for each of Class A, B, C and R shares. Class A shares pay only servicing fees. Class B, Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the RCM Mid-Cap Fund’s average daily net assets attributable to the particular class of shares):

	Servicing	Distribution
RCM Mid-Cap Fund	Fee	Fee

Class A	0.25%	None
Class B	0.25%	0.75%
Class C	0.25%	0.75%
Class R	0.25%	0.25%

Because 12b-1 fees are paid out of the RCM Mid-Cap Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class B, Class C and Class R shares do not pay initial sales charges, the distribution fees payable on Class B, Class C and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares of the Fund. Also, because Class B shares purchased after September 30, 2004 convert into Class A shares after they have been held for seven years (eight for Class B shares purchased before October 1, 2004) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Institutional Class, Class P, Administrative Class and Class D Shares

The RCM Mid-Cap Fund does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class, Class P, Administrative Class or Class D shares of the Fund.

Some of the share classes are generally subject to a higher level of operating expenses than other share classes due to the additional service and/or distribution fees paid by such shares as described below. The share classes that are not subject to these expenses, or that are subject to lower expenses, will generally pay higher dividends and have a more favorable investment return.

Service and Distribution (12b-1) Fees — Administrative Class Shares

The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of the RCM Mid-Cap Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Each Plan allows the RCM Mid-Cap Fund to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for costs and expenses incurred in connection with providing certain administrative services to Administrative Class shareholders.

In combination, the Plans permit the RCM Mid-Cap Fund to make total reimbursements at an annual rate of up to 0.25% of the RCM Mid-Cap Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a RCM Mid-Cap Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

Arrangements with Service Agents — Institutional Class, Class P and Administrative Class Shares

Institutional Class, Class P and Administrative Class shares of the RCM Mid-Cap Fund may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with respect to the Trust on behalf of their customers. The Trust pays service and/or distribution fees with respect to Administrative Class shares indirectly to such entities. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with whom the Trust may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their clients utilize the Adviser’s investment advisory services or invest in the RCM Mid-Cap Fund or in other products sponsored by Adviser and its affiliates.

In addition, the Administrator and/or its affiliates make payments to service agents selected by the Adviser and/or its affiliates for providing certain services with respect to shares of the RCM Mid-Cap Fund held through such service agents, out of administrative fees received from the Fund. Additional information about these payments, including the expected amounts thereof, together with a description of the services for which they are made, is included under “Management of the Funds — Administrative Fees.” The actual services provided, and the payments made for such services, may vary from firm to firm. These amounts would be in addition to amounts paid to the Trust’s transfer agents or other services providers as well as in addition to amounts described under “Payments to Financial Firms” below. The Adviser and its affiliates do not audit the service agents to determine whether they are providing the services for which they are receiving such payments.

12b-1 Plan for Class D Shares

The RCM Mid-Cap Fund has adopted a servicing plan for its Class D shares in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the RCM Mid-Cap Fund pays to the Distributor up to 0.25% per annum of the Fund’s average daily net assets attributable to Class D shares as compensation in respect of services in connection with the distribution of Class D shares or the provision of shareholder services. Based on the types of services that are expected to be provided in respect of Class D shares, the RCM Mid-Cap Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of FINRA. Some or all of the activities for which these servicing fees are paid may be deemed to be primarily intended to result in the sale of Class D shares. Because Rule 12b-1 fees are paid out of the RCM Mid-Cap Fund’s Class D share assets on an ongoing basis, over time these fees will increase the cost of your investment in Class D shares and may cost you more than other types of sales charges.

Financial Service Firms — Class D Shares

Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the RCM Mid-Cap Fund. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by a shareholder’s account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. A firm may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on Class D shares of the RCM Mid-Cap Fund.

A financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by the RCM Mid-Cap Fund, the Administrator or another affiliate of the Fund (at an annual rate generally not to exceed 0.35% (up to 0.25% may be paid by the Fund) of the Fund’s average daily net assets attributable to its Class D shares purchased through such firm for its clients, although payments with respect to shares in retirement plans may be higher). A firm may establish various minimum investment requirements for Class D shares of the RCM Mid-Cap Fund and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Shareholders who hold Class D shares of the RCM Mid-Cap Fund through a financial service firm should contact that firm for information.

This Prospectus/Proxy Statement should be read in connection with a financial service firm’s materials regarding its fees and services.

Classes of Shares — General Procedures Applicable to all Classes

Payments to Financial Service Firms

Some or all of the sales charges, distribution fees and servicing fees described herein are paid or “reallowed” to the broker, dealer or financial advisor (collectively, “financial firms”) through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission equal to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus/Proxy Statement) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the RCM Mid-Cap Fund with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the RCM Mid-Cap Fund on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the RCM Mid-Cap Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the RCM Mid-Cap Fund and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the RCM Mid-Cap Fund or other Allianz-sponsored funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm of shares of the Trust and the Allianz Funds Multi-Strategy Trust (“MST”) and (b) 0.06% of the assets attributable to that financial firm invested in series of the Trust and MST. New arrangements will provide for payments that generally will not exceed the sum of (a) 0.10% of such year’s sales by that financial firm of shares of the Trust and MST, (b) 0.06% of the assets attributable to that financial firm invested in equity funds of the Trust and MST, and (c) 0.03% of the assets attributable to that financial firm invested in fixed income funds of the Trust and MST. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor makes payments pursuant to an alternative formula or of an agreed-upon amount that normally will not exceed the amount that would have been payable pursuant to the formulae. Currently, the payments described in this paragraph are not generally made with respect to Class R, Institutional Class, Class P or Administrative Class shares. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms and make payments to financial firms to help offset the cost associated with processing transactions in Fund shares.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Class A, Class B, Class C or Class R shares should consult with your financial advisor or plan administrator and review carefully any disclosure by the financial firm as to compensation received by your financial advisor. A shareholder who holds Class D shares of a Fund through a financial service firm should consult with the shareholder’s financial advisor and review carefully any disclosure by the financial firm as to its compensation received by the financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the RCM Mid-Cap Fund uses financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the RCM Mid-Cap Fund, the Adviser and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

The Distributor also makes payments for sub-transfer agency and other administrative services to selected financial intermediaries that sell Fund shares.

How to Buy and Sell Shares

Class A, Class B, Class C and Class R

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the RCM Mid-Cap Fund. More detailed information about the Trust’s purchase, sale and exchange arrangements for Fund shares is provided in the Statement of Additional Information. The Statement of Additional Information (which is available free of charge by writing the Distributor or calling 1-800-988-8380) provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Wire transfer procedures

•	Automatic purchase, exchange and withdrawal programs

•	Programs that establish a link from your Fund account to your bank account

•	Special arrangements for tax-qualified retirement plans

•	Investment programs that allow you to reduce or eliminate initial sales charges

•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments

When you buy shares of the RCM Mid-Cap Fund, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC or other fee. NAVs are ordinarily determined at the close of regular trading (normally

4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” below for details. Generally, purchase and redemption orders for RCM Mid-Cap Fund shares are processed at the NAV next calculated after an order is received by the Distributor. There are certain exceptions where an order is received by the Distributor from a broker, dealer, or financial service firm after NAV is determined that day. Such an order will be processed at that day’s NAV if it was received by the broker, dealer, or firm from its customer or specified benefit plan prior to the NAV determination and was received by the Distributor on the morning of the following business day, ordinarily before 9:30 a.m., Eastern time. Please see the Statement of Additional Information for details.

Orders sent to the Distributor’s P.O. Box are not deemed “received” until they arrive at the Distributor’s facility. This may affect the date on which they are processed.

Investors who purchase shares through specified benefit plans should be aware that plan administrators may aggregate purchase, redemption and exchange orders for participants in the plan. Therefore, there may be a delay between the time you place an order with the plan administrator and the time the order is forwarded to the Trust’s transfer agent, Boston Financial Data Services, Inc. (“Transfer Agent”), for execution.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s NAV).

Buying Shares — Classes A, B and C

You can buy Class A, Class B or Class C shares of the RCM Mid-Cap Fund in the following ways:

•	Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

•	Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to the Allianz Family of Funds along with a completed application form to:

Allianz Family of Funds
P.O. Box 8050
Boston, MA 02266-8050

The Allianz Family of Funds accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Family of Funds and should clearly indicate your account number. Please call the Trust at 1-800-988-8380 if you have any questions regarding purchases by mail.

The Trust reserves the right to require payment by wire or U.S. bank check. The Trust generally does not accept payments made by cash, temporary/starter checks, third-party checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Statement of Additional Information describes a number of additional ways you can make direct investments, including through the Allianz Funds Auto-Invest and Allianz Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-988-8380.

Buying Shares — Class R Shares

Class R shares of the RCM Mid-Cap Fund are continuously offered to specified benefit plans. See “Class R Shares — Specified Benefit Plans” above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Specified benefit plans and financial service firms may charge for such services.

Specified benefit plans may also purchase Class R shares directly from the Distributor. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

Retirement plans which wish to invest directly by mail should send a check payable to the Allianz Family of Funds, along with a completed application form to:

Allianz Family of Funds
P.O. Box 8050
Boston, MA 02266-8050

The Distributor accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Funds and should clearly indicate the relevant account number. Investors should call the Trust at 1-800-988-8380 if they have any questions regarding purchases by mail.

Class R shares of the RCM Mid-Cap Fund will be held in a plan participant’s account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, specified benefit plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant’s agent. In most cases, the Trust’s transfer agent, Boston Financial Data Services, Inc., will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan. In the interest of economy and convenience, certificates for Class R shares will not be issued.

Investment Minimums

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The Trust does not currently issue share certificates.

The following investment minimums apply for purchases of Class A, Class B and Class C shares of the RCM Mid-Cap Fund.

Initial	Subsequent
Investment	Investments

$1,000 per Fund	$50

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

For Class R shares of the RCM Mid-Cap Fund, specified benefit plans may establish various minimum investment and account size requirements. Plan participants should contact their plan administrator for more information.

Minimum Account Size

Due to the relatively high cost to the RCM Mid-Cap Fund of maintaining small accounts, you are asked to maintain an account balance in the RCM Mid-Cap Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for the RCM Mid-Cap Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds and Allianz Multi-Strategy Trust accounts exceeds $50,000.

Exchanging Shares

Except as provided below, you may exchange your Class A, Class B, Class C or Class R shares of the RCM Mid-Cap Fund for the same Class of shares of another series of the Trust or Allianz Funds Multi-Strategy Trust that offers the same Class of shares. Shares are exchanged on the basis of their respective NAVs (without a sales charge) next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any exchange fees.

For Class A, Class B, and Class C shares, exchanges are subject to the $1,000 minimum initial purchase requirements for the RCM Mid-Cap Fund, except with respect to tax-qualified programs and exchanges effected through the Allianz Funds Auto-Exchange plan. In addition, for taxable shareholders, an exchange is generally a taxable event that will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” below and “Taxation” in the Statement of Additional Information.

For Class R shares, specified benefit plans or financial service firms may impose various additional fees and charges, investment minimums and other requirements with respect to exchanges. Specified benefit plans may also limit exchanges to funds offered as investment options in the plan, and may establish certain privileges with respect to exchanges of Class R shares. Plan participants should contact their plan administrators to exchange Class R shares and for additional information about the exchange privilege. Plan administrators should contact their financial service firm for information about the firm. You may exchange Class R shares only with respect to funds or other eligible series that are registered in your state of residence or where an exemption from registration is available.

In certain circumstances, shares of one Class of the RCM Mid-Cap Fund may also be exchanged directly for shares of another Class of the same Fund, as described in the Statement of Additional Information. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050. You can get an exchange form by calling the Distributor at 1-800-988-8380.

The Trust and the Adviser each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Adviser, the transaction would adversely affect the RCM Mid-Cap Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or the RCM Mid-Cap Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the RCM Mid-Cap Fund will not always be able to detect market timing activity, investors should not assume that the RCM Mid-Cap Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the RCM Mid-Cap Fund. For example, it is more difficult for the RCM Mid-Cap Fund to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the RCM Mid-Cap Fund’s underlying beneficial owners.

The Statement of Additional Information provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options.

Selling Shares — Class A, B and C Shares

You can sell (redeem) Class A, Class B or Class C shares of the RCM Mid-Cap Fund in the following ways:

•	Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

•	Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-988-8380 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request if they are held in broker “street name” accounts — you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Validation” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Statement of Additional Information describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Transfer Agent

•	Expedited wire transfers

•	Automatic Withdrawal Plan

•	Allianz Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Statement of Additional Information describes each of these options and provides additional information about selling shares. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-988-8380.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares, through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Selling Shares — Class R Shares

Class R shares may be redeemed through the investor’s plan administrator on any day the NYSE is open. Investors do not pay any fees or other charges to the Trust or the Distributor when selling shares, although specified benefit plans and financial service firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Distributor or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial service firms will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge for their services. Redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Other Redemption Information

Redemptions of all Classes of RCM Mid-Cap Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the RCM Mid-Cap Fund to dispose of its securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the completed application to effect transactions for the organization.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Fund’s shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

Timing of Redemption Payments

For Class A, Class B and Class C shares, redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

For Class R shares, redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Institutional Class, Class P, Administrative Class and Class D

Buying Shares — Institutional Class, Class P and Administrative Class Shares

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the RCM Mid-Cap Fund.

Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries, and the Administrator and/or its affiliates pays service fees to these entities for services they provide to Class P shareholders. Class P shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations, corporations and high net worth individuals.

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and the RCM Mid-Cap Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase Institutional Class, Class P and Administrative Class shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for the RCM Mid-Cap Fund and will not require the RCM Mid-Cap Fund to make any administrative payment per participant account to any third party.

Investment Minimums.  The minimum initial investment for shares of the Institutional Class, Class P and Administrative Class is $1 million, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

Initial Investment.  Investors may open an account by completing and signing a Client Registration Application and mailing it to Allianz Family of Funds, c/o BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105 or, for investors in Institutional Class shares, to Allianz Family of Funds, P.O. Box 219968, Kansas City, MO 64121-9968. A Client Registration Application may be obtained by calling 1-800-498-5413.

Except as described below, an investor may purchase Institutional Class, Class P and Administrative Class shares by wiring federal funds to the Trust’s transfer agent, Boston Financial Data Services — Midwest (“Transfer Agent”), 330 West 9th Street, Kansas City, Missouri 64105. In order to receive instructions for wire transfer the investor may telephone the Trust at 1-800-498-5413. At that time investors should provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, and amount being wired. Additionally, Institutional Class investors may send a check payable to the Allianz Family of Funds along with a completed application form to: Allianz Family of Funds, P.O. Box 219968, Kansas City, MO 64121-9968.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with an affiliate of the Adviser, or from an investment by broker-dealers, institutional clients or other financial intermediaries that have established a shareholder servicing relationship with the Trust on behalf of their customers, or in other circumstances as may be agreed to by the Distributor.

Additional Investments.  An investor may purchase additional Institutional Class, Class P and Administrative Class shares of the RCM Mid-Cap Fund at any time by wiring federal funds to the Transfer Agent as outlined above. Additionally, for Institutional Class shares, an investor may send a check payable to the Allianz Family of Funds, c/o BFDS at the P.O. Box address noted above.

Other Purchase Information.  Purchases of the RCM Mid-Cap Fund’s Institutional Class, Class P and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the RCM Mid-Cap Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Subject to the approval of the Trust, an investor may purchase shares of the RCM Mid-Cap Fund with liquid securities that are eligible for purchase by the RCM Mid-Cap Fund (consistent with the RCM Mid-Cap Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Adviser or the Sub-Adviser intends to retain the security in the RCM Mid-Cap Fund as an investment. Assets purchased by the RCM Mid-Cap Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the RCM Mid-Cap Fund’s shares, if such assets were included in the RCM Mid-Cap Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

Retirement Plans.  Institutional Class, Class P, Administrative Class and Class D shares of the RCM Mid-Cap Fund are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the RCM Mid-Cap Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Buying Shares — Class D

Class D shares of the RCM Mid-Cap Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the RCM Mid-Cap Fund in particular investment products, programs or accounts for which a fee may be charged. In connection with purchases, a financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge for such services.

Class D shares of the RCM Mid-Cap Fund will be held in a shareholder’s account at a financial service firm and, generally, the firm will hold a shareholder’s Class D shares in nominee or street name as your agent. In most cases, the Transfer Agent will have no information with respect to or control over accounts of specific Class D shareholders and a shareholder may obtain information about accounts only through the financial service firm. In certain circumstances, the firm may arrange to have shares held in a shareholder’s name or a shareholder may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, a shareholder may contact the Distributor at 1-800-498-5413 for information about the account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

The Distributor, in its sole discretion, may accept or reject any order for purchase of RCM Mid-Cap Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the RCM Mid-Cap Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

An investor should invest in the RCM Mid-Cap Fund for long-term investment purposes only. The Trust also seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of the RCM Mid-Cap Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

This Prospectus/Proxy Statement should be read in connection with your firm’s materials regarding its fees and services.

Investment Minimums

The following investment minimums apply for purchases of Class D shares of the RCM Mid-Cap Fund.

Initial	Subsequent
Investment	Investments

$1,000 per Fund	$50 per Fund

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

A financial service firm may impose different investment minimums than the Trust. For example, if a shareholder’s firm maintains an omnibus account with the RCM Mid-Cap Fund, the firm may impose higher or lower investment minimums than the Trust when a shareholder invests in Class D shares of the RCM Mid-Cap Fund through the firm. A Class D shareholder should contact the financial service firm for information. The Fund or the Fund’s distributor may waive the minimum initial investment at their discretion.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations

A purchase order received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s NAV. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

A redemption request received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. However, orders received by certain broker-dealers and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary on the following business day will be effected at the NAV determined on the prior business day. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an authorized person.

Orders sent to the Distributor’s P.O. Box are not deemed “received” until they arrive at the Distributor’s facility. This may affect the date on which they are processed.

The Distributor, in its sole discretion, may accept or reject any order for purchase of RCM Mid-Cap Fund shares. The sale of shares will be suspended during any period in which the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the RCM Mid-Cap Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the RCM Mid-Cap Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Selling Shares — Redemptions of Shares Held Directly with the Trust

Redemptions by Mail.  An investor may redeem (sell) shares held directly with the Trust by submitting a written request to Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968 (regular mail) or Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

Redemptions by Telephone or Other Wire Communication.  An investor who elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-498-5413, by sending a facsimile to 1-816-218-1594, by sending an e-mail to allianzfunds@bfdsmidwest.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Allianz Global Fund Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Allianz Global Fund Management or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus/Proxy Statement. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Allianz Global Fund Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays (which may be considerable) in exercising telephone redemption privileges during periods of market volatility. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven calendar days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application.

Other Redemption Information.  Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven calendar days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by an authorized person, and accompanied signature validation from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. See “Signature Validation.”

Selling Shares — Redemptions of Shares Held Through Intermediaries or Financial Services Firms

You can sell (redeem) Class D shares of the RCM Mid-Cap Fund through your financial service firm on any day the New York Stock Exchange is open. You do not pay any fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may contact the Distributor at 1-800-498-5413 for information regarding how to sell your shares directly to the Trust.

Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by signature validation from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. See “Signature Validation.”

Minimum Account Size.  Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that fall below the values listed here.

Institutional Class, Class P and Administrative Class.  The Trust reserves the right to redeem Institutional Class, Class P and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

Class D.  Investors should maintain an account balance in Class D shares of the RCM Mid-Cap Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor’s Class D shares balance for the Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem an investor’s remaining Class D shares and close that Fund account after giving the investor 60 days to increase the account balance. Your RCM Mid-Cap Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or if the aggregate value of all the investor’s holdings in Allianz Funds and Allianz Funds Multi-Strategy Trust accounts exceeds $50,000.

Exchange Privilege

Except as provided below, an investor may exchange Institutional Class, Class P, Administrative Class or Class D shares of the RCM Mid-Cap Fund for shares of the same class of any other series of the Trust that offers that class based on the respective NAVs of the shares involved. An investor may also exchange shares of the RCM Mid-

Cap Fund for shares of the same class of a series of Allianz Funds Multi-Strategy Trust, a group of affiliated mutual funds composed both of fixed income and equity portfolios managed by Allianz Global Fund Management, subject to any restrictions on exchanges set forth in the applicable series’ prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting the Trust.

In the case of Institutional Class, Class P and Administrative Class shares, an exchange may be made by following the redemption procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-498-5413. For Class D shares, please contact your financial service firm to exchange shares and for additional information about the exchange privilege.

Shares of all classes are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Trust or its designee. Currently, the Trust does not charge any other exchange fees or charges. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges.

An investor may exchange shares only with respect to eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus/Proxy Statement and “Taxation” in the Statement of Additional Information.

Shares of one Class of the RCM Mid-Cap Fund may also be exchanged directly for shares of another Class of the same Fund, as described in the Statement of Additional Information.

The Trust and the Adviser each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Adviser, the transaction would adversely affect the RCM Mid-Cap Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or the RCM Mid-Cap Fund. See “Abusive Trading Practices” below. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the RCM Mid-Cap Fund will not always be able to detect market timing activity, investors should not assume that the RCM Mid-Cap Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the RCM Mid-Cap Fund. For example, it is more difficult for the RCM Mid-Cap Fund to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.

How to Buy and Sell — General Procedures Applicable to all Classes

Abusive Trading Practices

The Trust encourages shareholders to invest in the RCM Mid-Cap Fund as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

Certain of the RCM Mid-Cap Fund’s investment strategies may make the Fund more susceptible to market timing activities. For example, to the extent the RCM Mid-Cap Fund may invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the RCM Mid-Cap Fund’s non-U.S. portfolio securities and the determination of the RCM Mid-Cap Fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Fund’s potential investment in securities of smaller capitalization companies, securities of issuers located in emerging markets or any high-yield or other securities that are thinly traded and more difficult to value.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the RCM Mid-Cap Fund and its shareholders. Such activities may have a detrimental effect on the RCM Mid-Cap Fund and its shareholders. For example, depending upon various factors such as the size of the RCM Mid-Cap Fund and the amount of its assets maintained in cash, short-term or excessive trading by fund shareholders may interfere with the efficient management of the RCM Mid-Cap Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the RCM Mid-Cap Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through a combination of methods. To the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the RCM Mid-Cap Fund’s portfolio securities. See “How Fund Shares Are Priced” above for more information.

The Trust also seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of the RCM Mid-Cap Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of RCM Mid-Cap Fund shares by multiple investors are aggregated for submission to the RCM Mid-Cap Fund on a net basis, conceal the identity of the individual shareholders from the RCM Mid-Cap Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the RCM Mid-Cap Fund’s underlying beneficial owners. This makes it more difficult for the Trust and its service providers to identify short-term transactions in the RCM Mid-Cap Fund. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the RCM Mid-Cap Fund, there can be no assurance of success in this regard.

Certificated Shares

The Trust no longer issues shares certificates. If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly-endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Validation” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Redemption Fees

The Trust does not charge any redemption fees on the redemption or exchange of RCM Mid-Cap Fund shares.

Redemptions in Kind

The Trust has agreed to redeem shares of the RCM Mid-Cap Fund solely in cash up to the lesser of $250,000 or 1% of the RCM Mid-Cap Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the RCM Mid-Cap Fund in lieu of cash. If shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Signature Validation

When a signature validation is called for, a “Medallion” signature guarantee or a Signature Validation Program (SVP) stamp will be required. A Medallion signature guarantee or an SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The three recognized Medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Signature validation cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the RCM Mid-Cap Fund must obtain the following information for each person that opens a new account:

1. Name.

2. Date of birth (for individuals).

3. Residential or business street address.

4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the RCM Mid-Cap Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the RCM Mid-Cap Fund may restrict your ability to purchase additional shares until your identity is verified. The RCM Mid-Cap Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Shares of the RCM Mid-Cap Fund are publicly offered for sale only in the U.S., its territories and possessions.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-988-8380. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

How Fund Shares Are Priced

The net asset value per share (“NAV”) of each class of the RCM Mid-Cap Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. RCM Mid-Cap Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the RCM Mid-Cap Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the RCM Mid-Cap Fund’s investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the RCM Mid-Cap Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the RCM Mid-Cap Fund.

The RCM Mid-Cap Fund may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The RCM Mid-Cap Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the RCM Mid-Cap Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Trust’s global and international funds are currently utilizing modeling tools provided by third-party vendors to determine fair values of non-U.S. securities, and other funds may do the same depending upon the extent of non-U.S. securities held in their portfolios. The RCM Mid-Cap Fund’s use of fair value pricing may help deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.”

For purposes of calculating NAV, the RCM Mid-Cap Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the RCM Mid-Cap Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the RCM Mid-Cap Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of the Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

The NAV of the AGIC Target Fund’s shares is determined in the same manner as described above for the RCM Mid-Cap Fund.

Fund Distributions

The RCM Mid-Cap Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on RCM Mid-Cap Fund shares the day after the Trust receives your purchase payment. Dividends paid with respect to each class of shares are calculated in the same manner and at the same time, but dividends on certain classes of shares are expected to be lower than dividends on other shares as a result of the administrative fees, distribution fees and/or servicing fees or other expenses applicable only to certain classes of shares. The RCM Mid-Cap Fund intends to declare and distribute income dividends to shareholders of record at least annually. To the extent a significant portion of the securities held by the RCM Mid-Cap Fund fluctuate in the rate or frequency with which they generate dividends and income, or have variable or floating interest rates, the amounts of the Fund’s income distributions to shareholders are expected to vary.

In addition, the RCM Mid-Cap Fund distributes any net capital gains (i.e., the excess of net long-term gains over net short-term losses) it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Class A, Class B, Class C and Class R Shares.  You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of the RCM Mid-Cap Fund at NAV. This will be done unless you elect another option.

•	Invest all distributions in shares of the same class of any other series of the Trust or Allianz Funds Multi-Strategy Trust that offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. Class R shareholders may utilize this distribution option only if it is offered by your specified benefit plan, and only with respect to funds or other series that are investment options offered by the plan. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-988-8380.

RCM Mid-Cap Fund shareholders may continue to elect to have distributions invested in the same class of another series of the Trust or Allianz Funds Multi-Strategy Trust.

•	Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-988-8380. For Class R shares, cash distributions will be credited to your account at your specified benefit plan if this option is elected when your account is established.

You do not pay any sales charges on shares you receive through the reinvestment of RCM Mid-Cap Fund distributions.

If you elect to receive RCM Mid-Cap Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your broker, plan administrator or other financial intermediary, or call the Distributor at 1-800-988-8380.

Institutional Class, Class P, Administrative Class and Class D Shares

The RCM Mid-Cap Fund’s dividend and capital gain distributions with respect to Administrative Class, Class P or Institutional Class shares will automatically be reinvested in additional shares of the same class of the RCM Mid-Cap Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

For Class D shares, you can choose from the following distribution options:

•	Reinvest all distributions in additional Class D shares of the RCM Mid-Cap Fund at NAV. This will be done unless you elect another option.

•	Invest all distributions in Class D shares of any other series of the Trust or Allianz Funds Multi-Strategy Trust that offers Class D shares, at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option when your account is established.

•	Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). You must elect this option when your account is established.

Fund shareholders may continue to elect to have distributions invested in the same class of another series of the Trust or Allianz Funds Multi-Strategy Trust.

Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

You do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of RCM Mid-Cap Fund distributions.

If you elect to receive RCM Mid-Cap Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact the Trust at 1-800-498-5413. For further information on distribution options for Class D shares, please contact your financial service firm or call the Distributor at 1-800-988-8380.

Tax Consequences

This section summarizes some of the important U.S. federal income tax consequences to U.S. persons of investing in the RCM Mid-Cap Fund. An investment in the RCM Mid-Cap Fund may have other tax implications. You should consult your tax advisor for information concerning the possible application of federal, state, local, or non-U.S. tax laws to you. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the RCM Mid-Cap Fund.

The RCM Mid-Cap Fund has elected to be treated and intends to qualify each year as a regulated investment company under the Internal Revenue Code. A regulated investment company is not subject to U.S. federal income tax on income and gains that are distributed in a timely manner to shareholders. The RCM Mid-Cap Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and, consequently, a reduced return on your investment.

Taxes on Distributions.  If you are a shareholder subject to U.S. federal income tax, you will be subject to tax on RCM Mid-Cap Fund distributions whether they are paid in cash or reinvested in additional shares of the RCM Mid-Cap Fund. The RCM Mid-Cap Fund will provide you with an annual statement showing you the amount and tax character (e.g., ordinary or capital) of the distributions you received each year.

For U.S. federal income tax purposes, RCM Mid-Cap Fund distributions will be taxable to you as either ordinary income or capital gains. RCM Mid-Cap Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. The treatment of Fund distributions of capital gains is based on how long the RCM Mid-Cap Fund owned (or is deemed to have owned) the investments that generated those gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains from the sale of investments that a Fund owned for more than 12 months over net short-term capital losses) that are properly reported by the RCM Mid-Cap Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to you as long-term capital gains. Long-term capital gains rates applicable to individuals have been temporarily reduced — in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. Distributions of net short-term capital gains in excess of net long-term capital losses will be taxable to you as ordinary income.

For taxable years beginning before January 1, 2013, distributions of investment income reported by the RCM Mid-Cap Fund as derived from “qualified dividend income” will be taxed to individual shareholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. The special tax treatment of qualified dividend income will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. Distributions from REITs generally do not qualify as qualified dividend income.

The ultimate tax characterization of the RCM Mid-Cap Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that the RCM Mid-Cap Fund may make total distributions during a taxable year in an amount that exceeds such Fund’s current and accumulated earnings and profits. In that case, the excess generally would be treated as a return of capital, which would reduce your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of your shares.

Fund distributions are taxable to you even if they are paid from income or gains earned by the RCM Mid-Cap Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and could receive a portion of your investment back as a taxable distribution.

Taxes When You Sell (Redeem) or Exchange Your Shares.  Any gain resulting from the sale (or redemption) of RCM Mid-Cap Fund shares generally will be taxed to you as capital gain. When you exchange shares of the RCM Mid-Cap Fund for shares of another series, the transaction generally will be treated as a sale and any gain realized on such transfer will be taxed as capital gain.

A Note on Non-U.S. Investments.  The RCM Mid-Cap Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. This may reduce the return on your investment. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Eligible funds may be able to pass through to you a deduction or credit for foreign taxes. The RCM Mid-Cap Fund’s investments in non-U.S. securities (other than equity securities) or foreign currencies may increase or accelerate the RCM Mid-Cap Fund’s recognition of ordinary income and may affect the timing or amount of the RCM Mid-Cap Fund’s distributions.

Backup Withholding.  The RCM Mid-Cap Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder (i) who fails to properly furnish the RCM Mid-Cap Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the RCM Mid-Cap Fund that he, she or it is not subject to such withholding. The backup withholding rate is 28% for amounts paid before January 1, 2013 and is currently scheduled to increase to 31% for amounts paid thereafter.

The tax consequences described above with respect to the RCM Mid-Cap Fund also apply to the AGIC Target Fund.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the RCM Mid-Cap Fund identified in the Fund Summary and under “Principal Investments and Strategies of the Fund” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the RCM Mid-Cap Fund from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus/Proxy Statement does not attempt to disclose all of the various types of securities and investment techniques that may be used by the RCM Mid-Cap Fund. As with any mutual fund, investors in the RCM Mid-Cap Fund must rely on the professional investment judgment and skill of the Adviser, the Sub-Adviser and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the RCM Mid-Cap Fund.

Common Stocks and Other Equity Securities

Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. Seeking earnings growth may result in significant investments in sectors that may be subject to greater volatility than other sectors of the economy. Companies that the Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Fund’s portfolio manager’s assessment of a company’s earnings growth or other prospects is wrong, or if the portfolio manager’s judgment of how other investors will value the company is wrong, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. The Fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts, such as ADRs, EDRs and GDRs, as described under “Non-U.S. Securities” below.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference for the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specified and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.

Companies with Smaller Market Capitalizations

Companies that are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets. Because securities of smaller companies may have limited liquidity, the Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. Companies with medium-sized market capitalizations also have substantial exposure to these risks. Furthermore, as companies’ market capitalizations fall due to declining markets or other circumstances, such companies will have increased exposure to these risks.

Initial Public Offerings

The Fund may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund, if any, may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Industry Focus

Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. See “Summary of Principal Risks — Focused Investment Risk” above.

Non-U.S. Securities

The Fund may invest in foreign (non-U.S.) securities. The Fund considers non-U.S. securities to include the following types of equity and equity-related instruments (together, for these purposes, “non-U.S. securities”): securities of companies that are organized or headquartered outside the U.S., excluding companies whose shares are traded principally on U.S. markets but are incorporated outside of the U.S. for tax or other purposes; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; and securities of other investment companies investing primarily in such equity and equity-related non-U.S. securities. It is expected that the Fund’s non-U.S. investments will primarily be traded on recognized non-U.S. securities exchanges, however, the Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in non-U.S. markets.

The Fund may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries. Investing in these instruments exposes the Fund to credit risk with respect to the issuer of the ADR, EDR or GDR, in addition to the risks of the underlying investment.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities could be subject to withholding and other foreign taxes. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.

Emerging Market Securities

The Fund may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Countries with emerging market economies are those with securities markets that are, in the opinion of the Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Funds with percentage limitations on investments in emerging market securities calculate those limitations by defining “emerging market securities” as securities issued by companies organized or headquartered in emerging market countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in U.S. securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies

To the extent the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign currencies, it will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks, or by currency controls or political developments. Currencies in which the Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

Foreign Currency Transactions.  The Fund may (but is not required to) enter into forward foreign currency exchange contracts for a variety of purposes, such as hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies, gaining leverage and increasing exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, the Fund may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, any such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. In addition, to the extent that it engages in foreign currency transactions, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager(s).

Derivatives

Unless otherwise stated in the Fund Summary or under “Principal Investments and Strategies of the Fund,” the Fund may, but is not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, the Fund may use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which the Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Fund may buy, sell or otherwise utilize (unless otherwise stated in the Fund Summary or under “Principal Investments and Strategies of the Fund”) include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. To the extent the Fund uses derivatives, the Fund may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies; and may also purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rates and foreign currencies. A description of these and other derivative instruments that the Fund may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

The Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments, and the use of certain derivatives may subject the Fund to the potential for unlimited loss. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. To the extent the Fund has significant exposure to a single or small group of counterparties, this risk will be particularly pronounced.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures approved by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. Leveraging risk may be especially applicable to Funds that may write uncovered (or “naked”) options.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of the Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. If the Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. In addition, the Fund’s use of derivatives may accelerate and/or increase the amount of taxes payable by shareholders. Derivative instruments are also subject to the risk of ambiguous documentation. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Equity-Related Instruments

Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. See “Common Stocks and Other Equity Securities” above. To the extent that the Fund invests in equity-related instruments whose return corresponds to the performance of a non-U.S. securities index or one or more non-U.S. equity securities, investing in such equity-related instruments will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, the Fund bears the risk that the issuer of an equity-related instrument may default on its obligations under the instrument. Equity-related instruments are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments. See “Derivatives” above. Equity-related instruments may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Defensive Strategies

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so. The Fund may maintain a portion of its assets in high-quality fixed income securities, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

Fixed Income Securities

As used in this Prospectus/Proxy Statement, the term “fixed income securities” includes, without limitation: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Investments in U.S. Government Securities and other government securities remain subject to the risks associated with downgrade or default. Unless otherwise stated in the Fund Summary or under “Principal Investments and Strategies of the Fund,” the Fund may invest in derivatives based on fixed income securities. The Fund may also have significant investment exposure to fixed income securities through investments of cash collateral from loans of portfolio securities.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities or durations tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities

Securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or unrated securities deemed by the Sub-Adviser to be of comparable quality, are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income securities rated in the lowest investment grade categories by a rating agency may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Credit Ratings and Unrated Securities

The Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s, S&P and Fitch. Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. An Appendix to the Fund’s Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Sub-Adviser does not rely solely on credit ratings, and may develop its own analyses of issuer credit quality.

The Fund may purchase unrated securities (which are not rated by a rating agency) if the Sub-Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. In the event the Fund invests a significant portion of assets in high yield securities and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Sub-Advisers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Rule 144A Securities

Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to the Fund’s limitation to invest not more than 15% of its net assets in securities which are illiquid at the time of investment, although the Fund may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees. See “Illiquid Securities” below.

Variable and Floating Rate Securities

Variable- and floating-rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If the Fund invests in floating-rate debt instruments (“floaters”) or engages in credit-spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well. This is because variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. The Fund may also invest in inverse floating-rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When the Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares. Certain of the Fund’s investments, including variable- and floating-rate securities, may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold.

Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated or high-yield securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, the Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities.  “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments. See “Derivatives.”

Loans of Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Effective March 16, 2009, the Trust determined to cease participation in a program pursuant to which various series of the Trust regularly lent their portfolio securities. The Trust and individual series thereof may determine to lend portfolio securities through other securities lending programs or facilities.

If the Fund engages in securities lending, cash collateral that the Fund receives may be invested in overnight time deposits, repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of non-U.S. issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either directly through joint accounts along with securities lending cash collateral of other series of the Trust or indirectly through investments in affiliated or unaffiliated money market funds.

The Fund may (but is not required to) lend portfolio securities representing up to 331/3% of its total assets. Collateral received from loans of portfolio securities can therefore represent a substantial portion of the Fund’s assets. Funds whose portfolio securities are in relatively high demand from borrowers (e.g., small capitalization stocks, international stocks) may engage in securities lending to a greater extent than other funds.

When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Lending portfolio securities, as with other extensions of credit, exposes the Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should borrowers (which typically include broker-dealers and other financial services companies) fail financially or otherwise not return the securities loaned. The investment of cash received as collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although the Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

The Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered forms of borrowing for some purposes. The Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures approved by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls and other borrowings.

The Fund also may borrow money to the extent permitted under the 1940 Act, subject to any policies of the Fund currently described in this Prospectus/Proxy Statement or in the Statement of Additional Information.

In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Fund may make short-term borrowings from investment companies (including money market mutual funds) advised or sub-advised by the Adviser or its affiliates. Reverse repurchase agreements, dollar rolls and other forms of borrowings will create leveraging risk for a Fund. See “Summary of Principal Risks — Leveraging Risk.”

Illiquid Securities

The Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. The Sub-Adviser may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Real Estate Investment Trusts

The Fund may invest in real estate investment trusts (REITs). REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that the Fund invests in REITs, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. Investing in REITs also subjects the Fund to the risk that a REIT will default on its obligations or go bankrupt. As with any investment in real estate, a REIT’s performance will also depend on factors specific to that REIT, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the REIT’s management. To the extent a REIT is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. The Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Investment in Other Investment Companies

The Fund may invest in other investment companies, including exchange-traded funds (ETFs). Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, the Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent the estimated fees and expenses of the Fund attributable to investment in investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets (without taking into account expenses from investing cash collateral for securities loans), those amounts are reflected in the Fund’s expense table in the Fund Summary. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Fund may invest in shares of investment companies (including money market mutual funds) advised or sub-advised by the Adviser or its affiliates.

Portfolio Turnover

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The portfolio turnover rate of the Fund employing a written call option strategy or similar strategy may increase to the extent that the Fund is required to sell portfolio securities to satisfy obligations under such a strategy. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders) and may adversely impact the Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. During the most recently completed fiscal year, the Fund had a portfolio turnover rate in excess of 100% as noted in the Fund Summary. The Fund may have a portfolio turnover rate in excess of 100% in the current fiscal year or in future periods.

Changes in Investment Objectives and Policies

The investment objective of the RCM Mid-Cap Fund is fundamental and may not be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Fund may be changed by the Board of Trustees without shareholder approval. In addition, the Fund may be subject to additional restrictions on its ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. The RCM Mid-Cap Fund has adopted an 80% investment policy under Rule 35d-1 under the Investment Company Act of 1940 (which policy is set forth in the Statement of Additional Information) and will not change such policy as it is stated in the Fund’s Fund Summary unless the Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the SEC from time to time. If there is a change in the Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure

Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus/Proxy Statement will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refer to total assets. Unless otherwise stated, if the Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, derivatives, placement warrants or other structured products.

Other Investments and Techniques

The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus/Proxy Statement. These securities and techniques may subject the Fund to additional risks. The Fund may use Grassrootssm Research in addition to its traditional research activities. Grassrootssm Research is a division of RCM. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM and certain of its affiliates that is paid for by commissions generated by orders executed on behalf of RCM’s clients, including the Fund. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus/Proxy Statement and about additional securities and techniques that may be used by the Fund.

Certain Affiliations

Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Fund, the Adviser or the Sub-Adviser. The Fund’s ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Financial Highlights

Please see Appendix C for the Financial Highlights of the RCM Mid-Cap Fund.

Additional Performance Information

As noted in the Fund Summary above, this section contains additional information regarding the calculation of the RCM Mid-Cap Fund’s performance and the presentation of such performance. The Average Annual Total Returns Table in the Prospectus/Proxy Statement compares the RCM Mid-Cap Fund’s returns with those of at least one broad-based market index as well as a performance average of similar mutual funds as grouped by Lipper. The sub-sections below titled “Index Descriptions” and “Lipper Average Descriptions” describe the market indices and Lipper Inc. (“Lipper”) Averages that are used in the Fund Summary. The sub-section below titled “Share Class Performance” describes the calculation of the RCM Mid-Cap Fund’s class-by-class performance.

Index Descriptions

The Russell Midcap Growth Index is an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the index.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000» Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. It is not possible to invest directly in the index.

Lipper Average Descriptions

The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. It does not take into account sales charges.

Share Class Performance

Information about the RCM Mid-Cap Fund’s performance is based on the RCM Mid-Cap Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance. Investment results of the RCM Mid-Cap Fund will fluctuate over time, and any representation of the RCM Mid-Cap Fund’s total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s annual and semi-annual reports to shareholders contain additional performance information for the RCM Mid-Cap Fund and are available upon request, without charge, by calling the telephone numbers listed at the end of this Prospectus/Proxy Statement. As discussed in the SAI, and in this Prospectus/Proxy Statement, the RCM Mid-Cap Fund has had adviser and sub-adviser changes during the periods for which performance is shown. The RCM Mid-Cap Fund may have changed its investment objective, policies and/or strategies during such periods. The RCM Mid-Cap Fund would not necessarily have achieved the results shown under its current investment management arrangements and/or investment objective, policies and strategies.

For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Additional details including a presentation of actual class-by-class performance and any performance adjustments are provided under “Additional Performance Information” in the SAI.

* * *

The following table sets forth the Inception Date of certain classes of shares of the Allianz RCM Mid-Cap Fund (which was a series of Dresdner RCM Global Funds, Inc. prior to its reorganization as a Fund of the Trust on February 1, 2002). Accordingly, “Inception Date of Fund” for the Fund refers to the inception date of the Dresdner predecessor series.

For the RCM Mid-Cap Fund listed below offering Class A, Class B, Class C, and Class R shares, average annual total return presentations for periods prior to the Inception Date of such a class reflect the prior performance of Institutional Class shares of the RCM Mid-Cap Fund, which are offered in a different prospectus, adjusted to reflect the actual sales charges of the newer class. The performance information for periods prior to February 1, 2002 reflects the performance and fee arrangements of the Fund’s predecessor, revised to reflect the current fee structure of the applicable class. The adjusted performance also reflects any different operating expenses associated with the newer class. These include (i) 12b-1 distribution and servicing fees, which are paid by Class C and Class B (at a maximum rate of 1.00% per annum), Class A (at a maximum rate of 0.25% per annum) and Class R (at a maximum rate of 0.50% per annum) and (ii) administrative fee charges, which generally differ from class to class (Administrative fee charges are the same for Class A, Class B, Class C and Class R shares). Please see “Management of the Trust — Fund Administrator” in the SAI for information about the administrative fee charges for the different classes of the RCM Mid-Cap Fund, the Fund Summary and “Management of the Funds” above and “How do the management fees and other expenses of the AGIC Target Fund and the RCM Mid-Cap Fund compare, and what are they estimated to be following the Proposed Merger?” in the Prospectus/Proxy Statement for more detailed information about the RCM Mid-Cap Fund’s fees and expenses.

Fund	Inception Date of Fund	Class	Inception Date of Class

RCM Mid-Cap Fund	11/6/79	Class A	2/5/02
		Class B	2/5/02
		Class C	2/5/02
		Class R	12/31/02

For the RCM Mid-Cap Fund listed below offering Class D, Class P and Administrative Class shares, total return presentations in the Fund Summary for periods prior to the Inception Date of such a class reflect the prior performance of Institutional Class shares of the RCM Mid-Cap Fund. The performance information for periods prior to February 1, 2002 reflects the performance and fee arrangements of the RCM Mid-Cap Fund’s predecessor, revised to reflect the current fee structure of the applicable class. The adjusted performance also reflects any different operating expenses associated with the newer class. These include (i) 12b-1 distribution and servicing fees, which are paid by the Administrative Class (at a maximum rate of 0.25% per annum) and may be paid by Class D (at a maximum rate of 0.25% per annum) and are not paid by the Institutional Class or Class P and (ii) administrative fee charges, which differ from class to class. Please see “Management of the Trust — Fund Administrator” in the SAI for information about the administrative fee charges for the different classes of the RCM Mid-Cap Fund, the Fund Summary and “Management of the Funds” above and “How do the management fees and other expenses of the AGIC Target Fund and the RCM Mid-Cap Fund compare, and what are they estimated to be following the Proposed Merger?” in the Prospectus/Proxy Statement for more detailed information about the RCM Mid-Cap Fund’s fees and expenses.

Fund	Inception Date of Fund	Class	Inception Date of Class

RCM Mid-Cap Fund	11/6/79	Institutional	11/6/79
		Administrative	2/5/02
		Class D	12/29/00
		Class P	4/2/12

Appendix C

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the financial performance of each class of shares offered by the Funds for the five years ended June 30, 2011. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, the Trust’s independent accountants, whose reports, along with the Fund’s financial statements, are included in the Annual Reports. The Annual Reports are incorporated by reference in the Statement of Additional Information and are available free of charge as discussed on page 2 of the Prospectus/Proxy Statement.

Tables depicting Financial Highlights can be found on the following pages.

			Net											Ratio of	Ratio of
			Realized											Expenses	Expenses	Ratio of
			and		Distributions									to Average	to Average	Net
	Net Asset		Change in		from Net								Net Assets	Net Assets	Net Assets	Investment
For a Share	Value	Net	Unrealized	Total from	Realized	Fund		Net Asset					End of	with Fee	Without Fee	Loss to	Portfolio
Outstanding	Beginning	Investment	Gain	Investment	Capital	Redemption		Value End			Total		Period	Waiver/	Waiver/	Average	Turnover
for the Period Ended:	of Period	Loss(a)	(Loss)(a)	Operations	Gains	Fees(a)(j)		of Period			Return(i)		(000s)	Reimbursement	Reimbursement	Net Assets	Rate

AGIC Target:
Class A
6/30/2011	$14.15	$(0.13)	$5.93	$5.80	$—	$—		$19.95			40.99%		$112,459	1.21%	1.21%	(0.75)%	97%
6/30/2010	11.66	(0.10)	2.59	2.49	—	—		14.15			21.35		97,184	1.21	1.21	(0.69)	121
6/30/2009	23.01	(0.08)	(9.61)	(9.69)	(1.66)	—	(b)	11	.66(c	)	(40.24	)(c)	93,101	1.21	1.22	(0.62)	130
6/30/2008	24.98	(0.14)	0.55	0.41	(2.38)	—	(b)	23.01			1.27		182,525	1.21	1.21	(0.57)	122
6/30/2007	19.71	(0.12)	5.39	5.27	—	—	(b)	24.98			26.74		175,023	1.21	1.21	(0.55)	114

Class B
6/30/2011	$11.27	$(0.21)	$4.70	$4.49	$—	$—		$15.76			39.84%		$4,250	1.96%	1.96%	(1.51)%	97%
6/30/2010	9.35	(0.17)	2.09	1.92	—	—		11.27			20.53		5,884	1.96	1.96	(1.43)	121
6/30/2009	19.28	(0.16)	(8.11)	(8.27)	(1.66)	—	(b)	9	.35(d	)	(40.71	)(d)	7,993	1.97	1.97	(1.40)	130
6/30/2008	21.44	(0.28)	0.50	0.22	(2.38)	—	(b)	19.28			0.55		25,133	1.96	1.96	(1.36)	122
6/30/2007	17.04	(0.24)	4.64	4.40	—	—	(b)	21.44			25.82		50,506	1.96	1.96	(1.31)	114

Class C
6/30/2011	$11.26	$(0.21)	$4.71	$4.50	$—	$—		$15.76			39.96%		$217,082	1.96%	1.96%	(1.49)%	97%
6/30/2010	9.35	(0.17)	2.08	1.91	—	—		11.26			20.43		182,245	1.96	1.96	(1.44)	121
6/30/2009	19.28	(0.15)	(8.12)	(8.27)	(1.66)	—	(b)	9	.35(e	)	(40.68	)(e)	175,813	1.97	1.97	(1.38)	130
6/30/2008	21.44	(0.27)	0.49	0.22	(2.38)	—	(b)	19.28			0.50		373,169	1.96	1.96	(1.33)	122
6/30/2007	17.04	(0.24)	4.64	4.40	—	—	(b)	21.44			25.82		432,836	1.96	1.96	(1.30)	114

			Net											Ratio of		Ratio of
			Realized											Expenses		Expenses		Ratio of
			and		Distributions									to Average		to Average		Net
	Net Asset		Change in		from Net								Net Assets	Net Assets		Net Assets		Investment
For a Share	Value	Net	Unrealized	Total from	Realized	Fund		Net Asset					End of	with Fee		Without Fee		Loss to	Portfolio
Outstanding	Beginning	Investment	Gain	Investment	Capital	Redemption		Value End			Total		Period	Waiver/		Waiver/		Average	Turnover
for the Period Ended:	of Period	Loss(a)	(Loss)(a)	Operations	Gains	Fees(a)(j)		of Period			Return(i)		(000s)	Reimbursement		Reimbursement		Net Assets	Rate

Class D
6/30/2011	$14.16	$(0.13)	$5.92	$5.79	$—	$—		$19.95			40.89%		$739	1.21%		1.21%		(0.74)%	97%
6/30/2010	11.66	(0.10)	2.60	2.50	—	—		14.16			21.44		531	1.21		1.21		(0.67)	121
6/30/2009	23.02	(0.09)	(9.61)	(9.70)	(1.66)	—	(b)	11	.66(f	)	(40.27	)(f)	568	1.22		1.22		(0.64)	130
6/30/2008	24.98	(0.13)	0.55	0.42	(2.38)	—	(b)	23.02			1.32		1,398	1.21		1.21		(0.53)	122
6/30/2007	19.71	(0.12)	5.39	5.27	—	—	(b)	24.98			26.74		1,064	1.21		1.21		(0.56)	114

Class P
6/30/2011	$14.23	$(0.09)	$5.96	$5.87	$—	$—		$20.10			41.25%		$1,869	0.96%		0.96%		(0.50)%	97%
6/30/2010	11.69	(0.06)	2.60	2.54	—	—		14.23			21.73		1,597	0.95		0.95		(0.44)	121
7/7/2008† - 6/30/2009	21.92	(0.03)	(8.54)	(8.57)	(1.66)	—	(b)	11	.69(g	)	(37.12	)(g)	1,127	0	.89*	0	.90*	(0.24)*	130

Institutional Class
6/30/2011	$14.84	$(0.07)	$6.22	$6.15	$—	$—		$20.99			41.44%		$6,403	0.86%		0.86%		(0.39)%	97%
6/30/2010	12.18	(0.05)	2.71	2.66	—	—		14.84			21.84		4,535	0.85		0.85		(0.33)	121
6/30/2009	23.80	(0.03)	(9.93)	(9.96)	(1.66)	—	(b)	12	.18(h	)	(40.02	)(h)	4,122	0.81		0.82		(0.24)	130
6/30/2008	25.66	(0.04)	0.56	0.52	(2.38)	—	(b)	23.80			1.73		11,980	0.81		0.81		(0.16)	122
6/30/2007	20.17	(0.03)	5.52	5.49	—	—	(b)	25.66			27.23		9,857	0.81		0.81		(0.14)	114

Administrative Class
6/30/2011	$14.54	$(0.12)	$6.09	$5.97	$—	$—		$20.51			41.06%		$66	1.11%		1.11%		(0.63)%	97%
6/30/2010	11.97	(0.09)	2.66	2.57	—	—		14.54			21.47		38	1.10		1.10		(0.58)	121
6/30/2009	23.50	(0.06)	(9.81)	(9.87)	(1.66)	—	(b)	11	.97(i	)	(40.16	)(i)	112	1.06		1.07		(0.45)	130
6/30/2008	25.42	(0.11)	0.57	0.46	(2.38)	—	(b)	23.50			1.46		132	1.06		1.06		(0.44)	122
6/30/2007	20.02	(0.09)	5.49	5.40	—	—	(b)	25.42			26.97		193	1.06		1.06		(0.41)	114

*	Annualized

†	Commencement of operations.

(a)	Calculated on average shares outstanding during the period.

(b)	Less than $0.01 per share.

(c)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 per share and the total return by 1.03%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.46 and (41.27)%, respectively.

(d)	Capital contribution from Affiliate increased the end of year net asset value by $0.17 per share and the total return by 1.08%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $9.18 and (41.79)%, respectively.

(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.17 per share and the total return by 1.08%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $9.18 and (41.76)%, respectively.

(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.21 per share and the total return by 1.08%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.45 and (41.35)%, respectively.

(g)	Capital contribution from Affiliate increased the end of period net asset value by $0.17 per share and the total return by 0.91%. If the Affiliate had not made these payments, end of period net asset value and total return would have been $11.52 and (38.03)%, respectively.

(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.21 per share and the total return by 1.03%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.97 and (41.05)%, respectively.

(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 per share and the total return by 1.00%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.77 and (41.16)%, respectively.

(j)	Effective May 1, 2009, Fund redemption fees were eliminated.

(k)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gains distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

																	Ratio of
			Net														Net
			Realized														Investment
			and				Distributions								Net	Ratio of	Income
	Net Asset	Net	Change in		Dividends		from Net	Total			Net Asset				Assets	Expenses	(Loss) to
For a Share	Value	Investment	Unrealized	Total from	from Net		Realized	Dividends	Fund		Value				End of	to Average	Average	Portfolio
Outstanding	Beginning	Income	Gain	Investment	Investment		Capital	and	Redemption		End of		Total		Period	Net	Net	Turnover
for the Period Ended:	of Period	(Loss)(a)	(Loss)(a)	Operations	Income		Gains	Distributions	Fees(a)(e)		Period		Return(f)		(000s)	Assets	Assets	Rate

RCM Mid-Cap:

Class A
6/30/2011	$2.36	$(0.01)	$0.93	$0.92	$—	(b)	$—	$— (b)	$—		$3.28	(d)	39.17	%(d)	$11,498	1.13%	(0.46)%	133%
6/30/2010	1.95	(0.01)	0.42	0.41	—	(b)	—	— (b)	—		2.36		21.03		5,496	1.14	(0.46)	110
6/30/2009	2.67	— (b)	(0.71)	(0.71)	—		(0.01)	(0.01)	—	(c)	1.95		(26.34)		2,608	1.14	(0.20)	139
6/30/2008	2.87	(0.01)	(0.16)	(0.17)	—		(0.03)	(0.03)	—	(c)	2.67		(6.40)		3,146	1.13	(0.35)	107
6/30/2007	2.89	(0.01)	0.57	0.56	—		(0.58)	(0.58)	—	(c)	2.87		21.69		3,640	1.17	(0.49)	102

Class B
6/30/2011	$2.23	$(0.03)	$0.88	$0.85	$—	(b)	$—	$— (b)	$—		$3.08	(d)	38.12	%(d)	$2,344	1.88%	(1.19)%	133%
6/30/2010	1.86	(0.03)	0.40	0.37	—	(b)	—	— (b)	—		2.23		19.90		1,950	1.89	(1.19)	110
6/30/2009	2.56	(0.02)	(0.67)	(0.69)	—		(0.01)	(0.01)	—	(c)	1.86		(26.98)		1,260	1.89	(0.96)	139
6/30/2008	2.78	(0.03)	(0.16)	(0.19)	—		(0.03)	(0.03)	—	(c)	2.56		(6.97)		1,913	1.89	(1.11)	107
6/30/2007	2.83	(0.03)	0.56	0.53	—		(0.58)	(0.58)	—	(c)	2.78		21.08		2,412	1.92	(1.24)	102

Class C
6/30/2011	$2.22	$(0.03)	$0.87	$0.84	$—	(b)	$—	$— (b)	$—		$3.06	(d)	37.84	%(d)	$5,942	1.88%	(1.21)%	133%
6/30/2010	1.85	(0.03)	0.40	0.37	—	(b)	—	— (b)	—		2.22		20.01		2,964	1.89	(1.19)	110
6/30/2009	2.55	(0.02)	(0.67)	(0.69)	—		(0.01)	(0.01)	—	(c)	1.85		(27.09)		2,042	1.88	(0.95)	139
6/30/2008	2.77	(0.03)	(0.16)	(0.19)	—		(0.03)	(0.03)	—	(c)	2.55		(6.99)		2,264	1.89	(1.11)	107
6/30/2007	2.82	(0.03)	0.56	0.53	—		(0.58)	(0.58)	—	(c)	2.77		21.17		2,764	1.92	(1.25)	102

Class D
6/30/2011	$2.39	$(0.01)	$0.95	$0.94	$—	(b)	$—	$— (b)	$—		$3.33	(d)	39.38	%(d)	$1,807	1.13%	(0.45)%	133%
6/30/2010	1.98	(0.01)	0.42	0.41	—	(b)	—	— (b)	—		2.39		20.80		1,421	1.14	(0.43)	110
6/30/2009	2.70	— (b)	(0.71)	(0.71)	—		(0.01)	(0.01)	—	(c)	1.98		(26.32)		638	1.14	(0.21)	139
6/30/2008	2.91	(0.01)	(0.17)	(0.18)	—		(0.03)	(0.03)	—	(c)	2.70		(6.31)		927	1.13	(0.35)	107
6/30/2007	2.92	(0.01)	0.58	0.57	—		(0.58)	(0.58)	—	(c)	2.91		21.86		973	1.17	(0.49)	102

Class R
6/30/2011	$2.38	$(0.02)	$0.93	$0.91	$—	(b)	$—	$— (b)	$—		$3.29	(d)	38.98	%(d)	$1,832	1.38%	(0.71)%	133%
6/30/2010	1.97	(0.02)	0.43	0.41	—	(b)	—	— (b)	—		2.38		20.41		619	1.38	(0.68)	110
6/30/2009	2.69	(0.01)	(0.70)	(0.71)	—		(0.01)	(0.01)	—	(c)	1.97		(26.42)		76	1.38	(0.36)	139
6/30/2008	2.91	(0.02)	(0.17)	(0.19)	—		(0.03)	(0.03)	—	(c)	2.69		(6.66)		24	1.39	(0.73)	107
6/30/2007	2.92	(0.02)	0.59	0.57	—		(0.58)	(0.58)	—	(c)	2.91		21.86		231	1.38	(0.70)	102

																	Ratio of
				Net													Net
				Realized													Investment
				and				Distributions							Net	Ratio of	Income
	Net Asset	Net		Change in		Dividends		from Net	Total			Net Asset			Assets	Expenses	(Loss) to
For a Share	Value	Investment		Unrealized	Total from	from Net		Realized	Dividends	Fund		Value			End of	to Average	Average	Portfolio
Outstanding	Beginning	Income		Gain	Investment	Investment		Capital	and	Redemption		End of	Total		Period	Net	Net	Turnover
for the Period Ended:	of Period	(Loss)(a)		(Loss)(a)	Operations	Income		Gains	Distributions	Fees(a)(e)		Period	Return(f)		(000s)	Assets	Assets	Rate

Institutional Class
6/30/2011	$2.51	$—	(b)	$0.99	$0.99		$(0.01)	$—	$(0.01)	$—		$3.49 (d)	39.90	%(d)	$55,460	0.78%	(0.09)%	133%
6/30/2010	2.07	—	(b)	0.44	0.44	—	(b)	—	— (b)	—		2.51	20.93		40,206	0.78	(0.08)	110
6/30/2009	2.81	—	(c)	(0.73)	(0.73)	—		(0.01)	(0.01)	—	(c)	2.07	(26.00)		35,085	0.74	0.19	139
6/30/2008	3.01	—	(c)	(0.17)	(0.17)	—		(0.03)	(0.03)	—	(c)	2.81	(6.08)		64,922	0.73	0.05	107
6/30/2007	2.99	—	(b)	0.60	0.60	—		(0.58)	(0.58)	—	(c)	3.01	22.75		74,623	0.77	(0.10)	102

Administrative Class
6/30/2011	$2.43	$(0.01)		$0.96	$0.95		$(0.01)	$—	$(0.01)	$—		$3.37 (d)	39.11	%(d)	$2,923	1.03%	(0.35)%	133%
6/30/2010	2.01	(0.01)		0.43	0.42	—	(b)	—	— (b)	—		2.43	20.92		74	1.03	(0.28)	110
6/30/2009	2.74	—	(b)	(0.72)	(0.72)	—		(0.01)	(0.01)	—	(c)	2.01	(26.30)		11	0.99	(0.16)	139
6/30/2008	2.94	(0.01)		(0.16)	(0.17)	—		(0.03)	(0.03)	—	(c)	2.74	(6.23)		1,104	0.98	(0.20)	107
6/30/2007	2.94	(0.01)		0.59	0.58	—		(0.58)	(0.58)	—	(c)	2.94	22.44		1,272	1.02	(0.32)	102

(a)	Calculated on average shares outstanding during the period.

(b)	Less than $(0.01) per share.

(c)	Less than $0.01 per share.

(d)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01%, respectively.

(e)	Effective May 1, 2009, Fund redemption fees were eliminated.

(f)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gains distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

Appendix D

COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS

AGIC Target Fund	RCM Mid-Cap Fund

The Fund:	The Fund:

May borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts.	May borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

May not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund’s total assets (taken at cost) and then only to secure borrowings permitted by Restriction (1) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.)

May not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.	May not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

May not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.	May not purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

May not acquire more than 10% of the voting securities of any issuer, both with respect to any such Fund and to the Funds to which this policy relates, in the aggregate.[1]

 1 As set forth in the Trust’s Statement of Additional Information, the policy also relates to the Allianz NFJ Mid-Cap Value, Allianz AGIC Growth and Allianz AGIC Opportunity Funds.

D-1

AGIC Target Fund	RCM Mid-Cap Fund

The Fund:	The Fund:

May not concentrate more than 25% of the value of its total assets in any one industry.	May not invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities).

May not purchase or sell commodities or commodity contracts except that the Funds may purchase and sell financial futures contracts and related options.	May not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

May not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities with respect to not more than 33 1/3% of its total assets.	May not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities.

May not issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security	May not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act. In determining whether a transaction is permitted under the 1940 Act, Restriction 4 above will be construed not to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

D-2

ALLIANZ FUNDS
ALLIANZ RCM MID-CAP FUND
FORM N-14
PART B
STATEMENT OF ADDITIONAL INFORMATION
February 23, 2012
     This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the Allianz AGIC Target Fund (the “AGIC Target Fund”) into the Allianz RCM Mid-Cap Fund (the “RCM Mid-Cap Fund” and, together, the “Funds”). The AGIC Target Fund and the RCM Mid-Cap Fund are series of Allianz Funds (the “Trust”).
     This SAI contains information that may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated February 23, 2012 (the “Prospectus/Proxy Statement”) of the RCM Mid-Cap Fund, which relates to the Reorganization. As described in the Prospectus/Proxy Statement, the Reorganization is to be effected through the combination of the AGIC Target Fund and the RCM Mid-Cap Fund in a transaction in which the RCM Mid-Cap Fund will be the surviving Fund. As a result of the proposed transaction, the AGIC Target Fund will cease to be a separate series of the Trust and will terminate and AGIC Target Fund shareholders will receive in exchange for their AGIC Target Fund shares a number of RCM Mid-Cap Fund shares of the same class, equal in value to the aggregate value of their AGIC Target Fund shares as determined as of the Valuation Time (as defined in the Merger Agreement) prior to the Reorganization.
     This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to Allianz Funds, 1633 Broadway, New York, New York 10019, or by calling 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (institutional classes: Administrative, Institutional & P).
Table of Contents

I. Additional Information about the Acquiring Fund	1
II. Financial Statements	1
A. Incorporation by Reference	1
B. Unaudited Pro Forma Combined Financial Statements	2

I. Additional Information about the Acquiring Fund.
     This SAI is accompanied by the Statement of Additional Information of the Trust dated November 1, 2011, as supplemented November 8, 2011, February 1, 2012 and February 17, 2012 (the “Trust SAI”), which has been filed with the Securities and Exchange Commission and is incorporated herein by reference.
     In addition, Class P shareholders of the RCM Mid-Cap Fund pay the Administrator administrative fees at an annual rate of 0.40% (stated as a percentage of the Fund’s average daily net assets attributable to Class P shares on an annual basis).
II. Financial Statements.
     A. Incorporation by Reference: This SAI is accompanied by the Annual Report for Class A, Class B, Class C, Class D, Class R, Class P, Institutional Class and Administrative Class shares of the Funds for the year ended June 30, 2011 (the “Annual Report”). The Annual Report contains historical financial information regarding both the AGIC Target Fund and the RCM Mid-Cap Fund. The Annual Report, including the report of PricewaterhouseCoopers LLP contained therein, has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

     B. Unaudited Pro Forma Combined Financial Statements: Unaudited pro forma combined financial statements for the Funds, relating to the Reorganization of the Funds, including notes to such pro forma financial statements, are set forth below. The following pro forma combined financial statements should be read in conjunction with the separate financial statements of the Funds contained within the Annual Report referred to in the preceding section.
June 30, 2011
PRO FORMA COMBINED STATEMENTS OF ASSETS AND LIABILITIES

				RCM
				Mid-Cap
				Fund Pro
	AGIC	RCM	Pro Forma	Forma
	Target	Mid-Cap	Adjustments	Combined
Amounts in thousands, except per share amounts	Fund	Fund	(unaudited)	(unaudited)
Assets:
Investments, at value	$343,616	$82,108	$—	$425,724
Cash	—	1	—	1
Receivable for investments sold	—	911	—	911
Dividends and interest receivable	95	29	—	124
Receivable for Fund shares sold	58	15	—	73
Investments in Affiliated Funds — Trustee Deferred Compensation Plan	50	7	—	57

Total Assets	343,819	83,071	—	426,890

Liabilities:
Payable for investments purchased	—	1,158	—	1,158
Payable for Fund shares redeemed	442	39	—	481
Investment advisory fees payable	150	30	(22)	158
Distribution fees payable	133	6	—	139
Administration fees payable	109	21	—	130
Servicing fees payable	67	4	—	71
Trustee Deferred Compensation Plan payable	50	7	—	57
Total Liabilities	951	1,265	(22)	2,194

Net Assets	$342,868	$81,806	$22	$424,696

Net Assets Consist of:
Paid-in-capital	$333,837	$73,517	$—	$407,354

2

					RCM
					Mid-Cap
					Fund Pro
	AGIC	RCM	Pro Forma		Forma
	Target	Mid-Cap	Adjustments		Combined
Amounts in thousands, except per share amounts	Fund	Fund	(unaudited)		(unaudited)
Dividends in excess of net investment income	(50)	(10)	22		(38)
Accumulated net realized loss	(68,892)	(4,676)	—		(73,568)
Net unrealized appreciation of investments	77,973	12,975	—		90,948

Net Assets	$342,868	$81,806	$22		$424,696

Net Assets:
Class A	$112,459	$11,498	$6		$123,963
Class B	$4,250	$2,344	$—		$6,594
Class C	$217,082	$5,942	$12		$223,036
Class D	$739	$1,807	$—		$2,546
Class R	$—	$1,832	$—		$1,832
Class P	$1,869	$—	$—		$1,869
Institutional Class	$6,403	$55,460	$4		$61,867
Administrative Class	$66	$2,923	$—		$2,989

Shares Issued and Outstanding:
Class A	5,638	3,509	28,647	*	37,794
Class B	270	762	1,109	*	2,141
Class C	13,778	1,939	57,170	*	72,887
Class D	37	543	185	*	765
Class R	—	557	—		557
Class P	93	—	443	*	536
Institutional Class	305	15,903	1,519	*	17,727
Administrative Class	3	867	17	*	887

Net Asset Value and Redemption Price
Per Share (Net Asset Per Share Outstanding)
Class A	$19.95	$3.28	$—		$3.28
Class B	$15.76	$3.08	$—		$3.08
Class C	$15.76	$3.06	$—		$3.06
Class D	$19.95	$3.33	$—		$3.33
Class R	$—	$3.29	$—		$3.29
Class P	$20.10	$—	$(16.61)		$3.49
Institutional Class	$20.99	$3.49	$—		$3.49
Administrative Class	$20.51	$3.37	—		$3.37
Cost of Investments	$265,643	$69,133	$—		$334,776

3

*	Classes A, B, C, D, Institutional and Administrative shares of the AGIC Target Fund are exchanged for Classes A, B, C, D, Institutional and Administrative shares of the RCM Mid-Cap Fund, respectively. Initial per share values of each class are presumed to be equal to the respective share classes of the RCM Mid-Cap Fund. Class P shares, since new for the RCM Mid-Cap Fund, will replicate the Institutional Class shares NAV.
See Notes to Pro Forma Combined Financial Statements

4

For the twelve months ended June 30, 2011
PRO FORMA COMBINED STATEMENTS OF OPERATIONS

					RCM Mid- Cap Fund
	AGIC		Pro Forma		Pro Forma
	Target	RCM Mid-	Adjustments		Combined
Amounts in thousands	Fund	Cap Fund	(unaudited)		(unaudited)
Investment Income:
Dividends	$1,549	$481	$—		$2,030
Interest	1	—	—		1
Total Income	1,550	481	—		2,031

Expenses:
Investment advisory fees	1,836	332	(266	)(a)	1,902
Administration fees	1,329	231	—		1,560
Distribution fees — Class B	40	17	—		57
Distribution fees — Class C	1,575	34	—		1,609
Distribution fees — Class R	—	4	—		4
Servicing fees — Class A	275	23	—		298
Servicing fees — Class B	13	6	—		19
Servicing fees — Class C	525	12	—		537
Servicing fees — Class D	2	4	—		6
Servicing fees — Class R	—	4	—		4
Distribution and/or servicing fees — Administrative Class	—	5	—		5
Trustees’ fees	34	7	—		41
Interest expense	1	—	—		1
Total Expenses	5,630	679	(266)		6,043

Net Investment Loss	(4,080)	(198)	266		(4,012)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	58,322	12,224	—		70,546

5

				RCM Mid- Cap Fund
	AGIC		Pro Forma	Pro Forma
	Target	RCM Mid-	Adjustments	Combined
Amounts in thousands	Fund	Cap Fund	(unaudited)	(unaudited)
Payments from Affiliates	—	2	—	2
Net change in unrealized appreciation/depreciation of:
Investments	54,273	9,517	—	63,790

Net Realized and Change in Unrealized Gain	112,595	21,743	—	134,338

Net Increase in Net Assets
Resulting from Investment Operations	$108,515	$21,545	$266	$130,326

(a)	Decrease in Investment Advisory fees is due to lower fee rate for the RCM Mid-Cap Fund.
See Notes to Pro Forma Combined Financial Statements.

6

June 30, 2011
PRO FORMA COMBINED SCHEDULES OF INVESTMENTS

					RCM Mid-Cap Fund Pro		%
	AGIC Target Fund		RCM Mid-Cap Fund		Forma Combined (unaudited)		Combined
		Value		Value		Value	Value of Net
COMMON STOCK	Shares	(000s)	Shares	(000s)	Shares	(000s)	Assets
Aerospace & Defense
AerCap Holdings NV (a)	211,800	$2,755			211,800	$2,755	0.6%
Goodrich Corp.			12,555	$1,199	12,555	1,199	0.3%
Precision Castparts Corp.	35,770	5,890			35,770	5,890	1.4%

		8,645		1,199		9,844	2.3%

Auto Components
BorgWarner, Inc. (a)			18,175	1,468	18,175	1,468	0.3%
Lear Corp.			21,910	1,172	21,910	1,172	0.3%

				2,640		2,640	0.6%

Automobiles
Tesla Motors, Inc. (a)	60,400	1,759			60,400	1,759	0.4%

Beverages
Coca-Cola Enterprises, Inc.			29,325	856	29,325	856	0.2%

Biotechnology
BioMarin Pharmaceutical, Inc. (a)	149,800	4,076			149,800	4,076	1.0%
Dendreon Corp.			24,695	974	24,695	974	0.2%
Human Genome Sciences, Inc. (a)			17,535	430	17,535	430	0.1%
Pharmasset, Inc. (a)			8,060	904	8,060	904	0.2%
United Therapeutics Corp. (a)	86,500	4,766			86,500	4,766	1.1%

		8,842		2,308		11,150	2.6%

Capital Markets
Affiliated Managers Group, Inc. (a)	59,200	6,006			59,200	6,006	1.4%

7

					RCM Mid-Cap Fund Pro		%
	AGIC Target Fund		RCM Mid-Cap Fund		Forma Combined (unaudited)		Combined
		Value		Value		Value	Value of Net
COMMON STOCK	Shares	(000s)	Shares	(000s)	Shares	(000s)	Assets
Invesco Ltd.			10,575	247	10,575	247	0.1%
KKR & Co. L.P.	362,400	5,914			362,400	5,914	1.4%
Lazard Ltd., Class A			28,995	1,076	28,995	1,076	0.3%
T. Rowe Price Group, Inc.			2,500	151	2,500	151	0.0%

		11,920		1,474		13,394	3.2%

Chemicals
Albemarle Corp.	50,200	3,474			50,200	3,474	0.8%
Ashland, Inc.	94,100	6,081			94,100	6,081	1.4%
Celanese Corp., Ser. A			6,230	332	6,230	332	0.1%
CF Industries Holdings, Inc.	51,600	7,310			51,600	7,310	1.7%
International Flavors & Fragrances, Inc.			10,090	648	10,090	648	0.2%
LyondellBasell Industries NV, Class A			31,215	1,203	31,215	1,203	0.3%

		16,865		2,183		19,048	4.5%

Commercial Banks
Fifth Third Bancorp			44,400	566	44,400	566	0.1%
Zions Bancorporation			50,085	1,203	50,085	1,203	0.3%

				1,769		1,769	0.4%

Commercial Services & Supplies
Republic Services, Inc.			14,371	443	14,371	443	0.1%

Communications Equipment
Acme Packet, Inc. (a)	55,000	3,857			55,000	3,857	0.9%
Aruba Networks, Inc. (a)	122,700	3,626			122,700	3,626	0.9%
Brocade Communications Systems, Inc. (a)			220,295	1,423	220,295	1,423	0.3%
F5 Networks, Inc. (a)	38,400	4,234	7,600	838	46,000	5,072	1.2%
Finisar Corp. (a)			35,380	638	35,380	638	0.2%
Riverbed Technology, Inc. (a)			7,100	281	7,100	281	0.1%

		11,717		3,180		14,897	3.6%

Computers & Peripherals
NetApp, Inc. (a)	103,000	5,436	21,670	1,144	124,670	6,580	1.5%

Construction & Engineering
KBR, Inc.	197,200	7,432	20,575	775	217,775	8,207	1.9%

Containers & Packaging
Crown Holdings, Inc. (a)	87,200	3,385			87,200	3,385	0.8%

8

					RCM Mid-Cap Fund Pro		%
	AGIC Target Fund		RCM Mid-Cap Fund		Forma Combined (unaudited)		Combined
		Value		Value		Value	Value of Net
COMMON STOCK	Shares	(000s)	Shares	(000s)	Shares	(000s)	Assets
Owens-Illinois, Inc. (a)			35,945	928	35,945	928	0.2%

		3,385		928		4,313	1.0%

Diversified Consumer Services
DeVry, Inc.			7,700	455	7,700	455	0.1%

Electrical Equipment
AMETEK, Inc.			33,214	1,491	33,214	1,491	0.4%
Cooper Industries PLC			9,025	538	9,025	538	0.1%
Polypore International, Inc. (a)	68,000	4,613			68,000	4,613	1.1%
Rockwell Automation, Inc.	82,400	7,149	15,270	1,325	97,670	8,474	2.0%
Roper Industries, Inc.			4,965	414	4,965	414	0.1%

		11,762		3,768		15,530	3.7%

Energy Equipment & Services
Cameron International Corp. (a)			32,885	1,654	32,885	1,654	0.4%
Rowan Cos., Inc. (a)			31,600	1,226	31,600	1,226	0.3%
Weatherford International Ltd. (a)	315,000	5,906	41,955	787	356,955	6,693	1.6%

		5,906		3,667		9,573	2.3%

Food & Staples Retailing
Fresh Market, Inc. (a)			17,565	679	17,565	679	0.2%
Whole Foods Market, Inc.			8,655	549	8,655	549	0.1%

				1,228		1,228	0.3%

Food Products
Green Mountain Coffee Roasters, Inc. (a)	49,200	4,392			49,200	4,392	1.0%
Hershey Co.			13,465	765	13,465	765	0.2%
Mead Johnson Nutrition Co., Class A	90,000	6,079			90,000	6,079	1.4%

		10,471		765		11,236	2.6%

Health Care Equipment & Supplies
Cooper Cos., Inc.			17,515	1,388	17,515	1,388	0.3%
Edwards Lifesciences Corp. (a)			6,535	570	6,535	570	0.1%
Intuitive Surgical, Inc. (a)	18,226	6,782	965	359	19,191	7,141	1.7%
Kinetic Concepts, Inc. (a)	90,900	5,239			90,900	5,239	1.2%
NuVasive, Inc. (a)			6,930	228	6,930	228	0.1%
Sirona Dental Systems, Inc. (a)			18,765	996	18,765	996	0.3%

		12,021		3,541		15,562	3.7%

9

					RCM Mid-Cap Fund Pro		%
	AGIC Target Fund		RCM Mid-Cap Fund		Forma Combined (unaudited)		Combined
		Value		Value		Value	Value of Net
COMMON STOCK	Shares	(000s)	Shares	(000s)	Shares	(000s)	Assets
Health Care Providers & Services
AmerisourceBergen Corp.	139,600	5,780			139,600	5,780	1.4%
Centene Corp. (a)			28,315	1,006	28,315	1,006	0.2%
DaVita, Inc. (a)			5,785	501	5,785	501	0.1%
WellCare Health Plans, Inc. (a)	140,600	7,228			140,600	7,228	1.7%

		13,008		1,507		14,515	3.4%

Health Care Technology
Cerner Corp. (a)			12,840	785	12,840	785	0.2%
SXC Health Solutions Corp. (a)			5,300	312	5,300	312	0.1%

				1,097		1,097	0.3%

Hotels, Restaurants & Leisure
Chipotle Mexican Grill, Inc., Class A (a)			3,765	1,160	3,765	1,160	0.3%
Panera Bread Co., Class A (a)	37,100	4,662			37,100	4,662	1.1%
Starwood Hotels & Resorts Worldwide, Inc.			21,765	1,220	21,765	1,220	0.3%

		4,662		2,380		7,042	1.7%

Household Products
Church & Dwight Co., Inc.	143,400	5,813			143,400	5,813	1.4%

Insurance
Arch Capital Group Ltd.			13,275	424	13,275	424	0.1%
XL Group PLC	250,200	5,499			250,200	5,499	1.3%

		5,499		424		5,923	1.4%

Internet & Catalog Retail
NetFlix, Inc. (a)			6,505	1,709	6,505	1,709	0.4%
Priceline.com, Inc. (a)	11,700	5,990			11,700	5,990	1.4%

		5,990		1,709		7,699	1.8%

Internet Software & Services
Akamai Technologies, Inc. (a)			30,115	948	30,115	948	0.2%
LinkedIn Corp. (a)			6,430	579	6,430	579	0.2%
MercadoLibre, Inc.	42,700	3,388			42,700	3,388	0.8%

		3,388		1,527		4,915	1.2%

IT Services
Cognizant Technology Solutions Corp., Class A (a)	113,400	8,317			113,400	8,317	2.0%
VeriFone Systems, Inc. (a)	81,200	3,601			81,200	3,601	0.8%

		11,918				11,918	2.8%

10

					RCM Mid-Cap Fund Pro		%
	AGIC Target Fund		RCM Mid-Cap Fund		Forma Combined (unaudited)		Combined
		Value		Value		Value	Value of Net
COMMON STOCK	Shares	(000s)	Shares	(000s)	Shares	(000s)	Assets
Leisure Equipment & Products
Hasbro, Inc.			27,290	1,199	27,290	1,199	0.3%

Life Sciences Tools & Services
Agilent Technologies, Inc. (a)	167,800	8,576	28,790	1,472	196,590	10,048	2.4%
Illumina, Inc. (a)			4,315	324	4,315	324	0.1%

		8,576		1,796		10,372	2.5%

Machinery
Cummins, Inc.	46,700	4,833			46,700	4,833	1.1%
Flowserve Corp.			5,920	651	5,920	651	0.2%
Gardner Denver, Inc.			12,925	1,086	12,925	1,086	0.3%
Joy Global, Inc.	50,000	4,762	11,910	1,134	61,910	5,896	1.4%
Kennametal, Inc.			8,150	344	8,150	344	0.1%
Manitowoc Co., Inc.			22,465	378	22,465	378	0.1%
Navistar International Corp. (a)			17,155	969	17,155	969	0.2%

		9,595		4,562		14,157	3.4%

Media
CBS Corp., Class B			56,820	1,619	56,820	1,619	0.4%
Focus Media Holding Ltd. ADR (a)	111,200	3,458			111,200	3,458	0.8%
Interpublic Group of Cos., Inc.			73,100	913	73,100	913	0.2%
McGraw-Hill Cos., Inc.			17,465	732	17,465	732	0.2%
Scripps Networks Interactive, Inc., Class A	103,500	5,059	6,665	326	110,165	5,385	1.3%
Viacom, Inc., Class B	100,000	5,100			100,000	5,100	1.2%

		13,617		3,590		17,207	4.1%

Metals & Mining
Carpenter Technology Corp.			18,095	1,044	18,095	1,044	0.2%
Cliffs Natural Resources, Inc.			14,000	1,294	14,000	1,294	0.3%

				2,338		2,338	0.5%

Multiline Retail
Dollar Tree, Inc. (a)			21,159	1,410	21,159	1,410	0.3%
Macy’s, Inc.	165,800	4,848			165,800	4,848	1.1%

		4,848		1,410		6,258	1.4%

Oil, Gas & Consumable Fuels
Arch Coal, Inc.			34,460	919	34,460	919	0.2%

11

					RCM Mid-Cap Fund Pro		%
	AGIC Target Fund		RCM Mid-Cap Fund		Forma Combined (unaudited)		Combined
		Value		Value		Value	Value of Net
COMMON STOCK	Shares	(000s)	Shares	(000s)	Shares	(000s)	Assets
Brigham Exploration Co. (a)	103,000	3,083	36,800	1,101	139,800	4,184	1.0%
Peabody Energy Corp.			11,065	652	11,065	652	0.2%
PetroHawk Energy Corp. (a)	408,700	10,083	27,225	672	435,925	10,755	2.5%
Pioneer Natural Resources Co.	58,600	5,249	8,790	787	67,390	6,036	1.4%
SandRidge Energy, Inc. (a)	630,600	6,722			630,600	6,722	1.6%

		25,137		4,131		29,268	6.9%

Pharmaceuticals
Hospira, Inc. (a)	119,500	6,771	16,320	925	135,820	7,696	1.8%
Mylan, Inc. (a)	276,800	6,829			276,800	6,829	1.6%
Shire PLC ADR			8,650	815	8,650	815	0.2%
Watson Pharmaceuticals, Inc. (a)			19,680	1,352	19,680	1,352	0.3%

		13,600		3,092		16,692	3.9%

Professional Services
Robert Half International, Inc.	127,000	3,433			127,000	3,433	0.8%

Road & Rail
J.B. Hunt Transport Services, Inc.			25,665	1,209	25,665	1,209	0.3%
Kansas City Southern (a)	101,000	5,992			101,000	5,992	1.4%

		5,992		1,209		7,201	1.7%

Semiconductors & Semiconductor Equipment
Altera Corp.	118,700	5,502			118,700	5,502	1.3%
Analog Devices, Inc.			18,505	724	18,505	724	0.2%
ARM Holdings PLC ADR	186,500	5,302			186,500	5,302	1.2%
Atmel Corp. (a)			25,915	365	25,915	365	0.1%
Avago Technologies Ltd.			29,345	1,115	29,345	1,115	0.3%
Cymer, Inc. (a)			10,090	499	10,090	499	0.1%
KLA-Tencor Corp.	78,600	3,182			78,600	3,182	0.7%
Marvell Technology Group Ltd. (a)			68,580	1,013	68,580	1,013	0.2%
Microchip Technology, Inc.			12,310	467	12,310	467	0.1%
NVIDIA Corp. (a)			20,810	332	20,810	332	0.1%
NXP Semiconductor NV (a)	122,000	3,261			122,000	3,261	0.8%
ON Semiconductor Corp. (a)			96,165	1,007	96,165	1,007	0.2%
Xilinx, Inc.			16,735	610	16,735	610	0.1%

		17,247		6,132		23,379	5.4%

Software
BMC Software, Inc. (a)	143,900	7,871			143,900	7,871	1.9%

12

					RCM Mid-Cap Fund Pro		%
	AGIC Target Fund		RCM Mid-Cap Fund		Forma Combined (unaudited)		Combined
		Value		Value		Value	Value of Net
COMMON STOCK	Shares	(000s)	Shares	(000s)	Shares	(000s)	Assets
BroadSoft, Inc. (a)	82,300	3,138			82,300	3,138	0.7%
Citrix Systems, Inc. (a)	103,900	8,312			103,900	8,312	2.0%
Informatica Corp. (a)			6,205	363	6,205	363	0.1%
Red Hat, Inc. (a)			24,610	1,130	24,610	1,130	0.3%
Rovi Corp. (a)	59,200	3,396			59,200	3,396	0.8%
Salesforce.com, Inc. (a)			9,010	1,342	9,010	1,342	0.3%
Solera Holdings, Inc.			13,950	825	13,950	825	0.1%
TIBCO Software, Inc. (a)			36,160	1,049	36,160	1,049	0.2%

		22,717		4,709		27,426	6.4%

Specialty Retail
Dick’s Sporting Goods, Inc. (a)	137,500	5,287	36,680	1,410	174,180	6,697	1.6%
O’Reilly Automotive, Inc. (a)			4,785	314	4,785	314	0.1%
Tractor Supply Co.			9,480	634	9,480	634	0.1%
Ulta Salon Cosmetics & Fragrance, Inc. (a)	83,400	5,386			83,400	5,386	1.3%

		10,673		2,358		13,031	3.1%

Textiles, Apparel & Luxury Goods
Coach, Inc.			10,030	641	10,030	641	0.2%
CROCS, Inc. (a)	211,400	5,444			211,400	5,444	1.3%
Deckers Outdoor Corp. (a)	69,900	6,161	7,275	641	77,175	6,802	1.6%
Polo Ralph Lauren Corp.	33,600	4,456			33,600	4,456	1.0%
Vera Bradley, Inc. (a)	114,700	4,381	22,680	867	137,380	5,248	1.2%

		20,442		2,149		22,591	5.3%

Tobacco
Lorillard, Inc.	33,100	3,604			33,100	3,604	0.8%

Trading Companies & Distributors
United Rentals, Inc. (a)	139,700	3,548			139,700	3,548	0.8%

Wireless Telecommunication Services
NII Holdings, Inc. (a)	141,832	6,011			141,832	6,011	1.4%
Sprint Nextel Corp., Ser. 1 (a)			51,190	276	51,190	276	0.1%

		6,011		276		6,287	1.5%

Total Common Stock (cost—$257,506, $66,943 and $324,449, respectively)		335,479		79,918		415,397	97.8%

13

					RCM Mid-Cap Fund Pro
	AGIC Target Fund		RCM Mid-Cap Fund		Forma Combined (unaudited)%
	Principal		Principal		Principal		Combined
	Amount	Value	Amount	Value	Amount	Value	Value of Net
COMMON STOCK	(000s)	(000s)	(000s)	(000s)	(000s)	(000s)	Assets
Repurchase Agreement
State Street Bank & Trust Co., dated 6/30/11, 0.01%, due 7/1/11, proceeds $8,137 and $2,190, respectively, collateralized by Federal Home Loan Bank, 0.25%, due 6/29/12, valued at $8,300 and $2,235, respectively, including accrued interest (cost—$8,137, $2,190 and $10,327, respectively)	$8,137	8,137	$2,190	2,190	$10,327	10,327	2.4%

Total Investments (cost—$265,643, $69,133 and $334,776, respectively)		343,616		82,108		425,724	100.2%

Liabilities in excess of other assets		(748)		(302)		(1,050)	-0.2%

Net Assets		$342,868		$81,806		$424,674	100.0%

Notes to Schedule of Investments:

(a)      Non-income producing.
Glossary:
ADR—American Depositary Receipt
Notes to Pro Forma Combined Financial Statements

Allianz Funds: RCM Mid-Cap Fund
     Basis of Presentation
     Subject to the approval of the Agreement and Plan of Reorganization (“Merger Agreement”) by the shareholders of the AGIC Target Fund, the AGIC Target Fund would combine with the RCM Mid-Cap Fund in a transaction in which the RCM Mid-Cap Fund will be the surviving Fund (the “Reorganization”). As a result of the proposed transaction, the AGIC Target Fund will cease to be a separate series of the Trust and Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shareholders of the AGIC Target Fund will receive in exchange for their shares a number of RCM Mid-Cap Fund shares of the same class, equal in value (collectively, the “Merger Shares”) to the aggregate value of their AGIC Target Fund shares as determined as of the Valuation Time (as defined in the Merger Agreement) prior to the Reorganization.
     As a result of the proposed transaction, (i) Class A shareholders of the AGIC Target Fund will receive in exchange for their Class A shares a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the net asset value of the AGIC Target Fund attributable to its Class A shares, (ii) Class B shareholders of the AGIC Target Fund will receive in exchange for their Class B shares a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the net asset value of the AGIC Target Fund attributable to its Class B shares, (iii) Class C shareholders of the AGIC Target Fund will receive in exchange for their Class C shares a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the net asset value of the AGIC Target Fund attributable to its Class C shares, (iv) Class D shareholders of the AGIC Target Fund will receive in exchange for their Class D shares a number of full and fractional Class D Merger Shares having an aggregate net asset value equal to the net asset value of the AGIC Target Fund attributable to its Class D shares, (v) Class P shareholders of the AGIC Target Fund will receive in exchange for their Class P shares a number of full

14

and fractional Class P Merger Shares having an aggregate net asset value equal to the net asset value of the AGIC Target Fund attributable to its Class P shares, (vi) Institutional Class shareholders of the AGIC Target Fund will receive in exchange for their Institutional Class shares a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the net asset value of the AGIC Target Fund attributable to its Institutional Class shares, and (vii) Administrative Class shareholders of the AGIC Target Fund will receive in exchange for their Administrative Class shares a number of full and fractional Administrative Class Merger Shares having an aggregate net asset value equal to the net asset value of the AGIC Target Fund attributable to its Administrative Class shares. As a result of the proposed transaction, each holder of Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shares of the AGIC Target Fund would receive a number of full and fractional Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class Merger Shares equal in aggregate value to the value of the Class A, Class B, Class C, Class D, Class P, Institutional Class and Administrative Class shares, respectively, of the AGIC Target Fund held by the shareholder as determined as of the Valuation Time (as defined in the Merger Agreement) prior to the Reorganization.
     The pro forma combined financial statements reflect the combined financial position of the AGIC Target Fund with the RCM Mid-Cap Fund at June 30, 2011, as if the Reorganization had occurred on July 1, 2010.
     The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of how the pro forma combined financials statements would have appeared had the Reorganization actually occurred on July 1, 2010. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the respective funds.
     All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the Reorganization (other than brokerage costs and similar expenses) will be borne by AGIFM, and not by the Funds. RCM, the RCM Mid-Cap Fund’s sub-adviser, has not specifically identified any securities that are to be sold as a result of the proposed transactions.
     Valuation of Investments
     Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.
     Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.
     The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined as the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (“NYSE”) on each day that the NYSE is open for business.
     Capital Shares
     The pro forma net asset value per share assumes the issuance of shares of the RCM Mid-Cap Fund that would have been issued at June 30, 2011, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of the AGIC Target Fund, as of June 30, 2011, divided by the net asset value per share of the shares of the RCM Mid-Cap Fund, as of June 30, 2011. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at June 30, 2011:

15

	Shares of RCM	Additional	Total
	Mid-Cap Fund	Shares Assumed	Outstanding
	Pre-	Issued in	SharesPost-
Class of Shares	Reorganization	Reorganization	Reorganization
Class A	3,509	28,647	37,794
Class B	762	1,109	2,141
Class C	1,939	57,170	72,887
Class D	543	185	765
Class P	—	536	536
Institutional Class	15,903	1,519	17,727
Administrative Class	867	17	887
     Federal Income Taxes
     Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, the RCM Mid-Cap Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.
     The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

16

ALLIANZ FUNDS
Supplement Dated February 17, 2012
to the Statement of Additional Information (the “SAI”) of Allianz Funds
Dated November 1, 2011 (as supplemented thereafter)
Disclosure Related to
Allianz AGIC U.S. Managed Volatility Fund
The subsection captioned “AGIC” in the section titled “Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture” under “Management of the Trust” is revised to provide the following information regarding other accounts managed by Mark P. Roemer, as of June 30, 2011.
Other Accounts Managed

	Other Pooled Investment				Other Registered
	Vehicles		Other Accounts		Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)

Mark P. Roemer	7	845	23	422	1	134
Accounts and Assets for which Advisory Fee is Based on Performance

	Other Pooled Investment				Other Registered Investment
	Vehicles		Other Accounts		Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)

Mark P. Roemer	2	585	1	18	0	0

Filed pursuant to Rule 497(e)
File Nos. 33-36528 and 811-6161
ALLIANZ FUNDS
Supplement Dated February 1, 2012
to the Statement of Additional Information (the “SAI”) of Allianz Funds
Dated November 1, 2011 (as supplemented thereafter)
Disclosure Related to
Allianz AGIC International Managed Volatility Fund (the “Fund”)
Effective February 1, 2012, certain changes will take effect with respect to the Fund’s name and advisory and administrative fee arrangements, as described in the Supplements to the Statutory Prospectus of Allianz Funds dated December 19, 2011 and February 1, 2012. Specifically, the Fund will change its name from Allianz AGIC International Fund to Allianz AGIC International Managed Volatility Fund. All references to the Fund in the SAI will be changed accordingly.
In addition, changes will take effect with respect to the investment advisory, portfolio management and administrative fee arrangements of the Fund.
Specifically, the subsection titled “Management of the Trust — Investment Adviser — Advisory Agreement” will be revised to reflect that Allianz Global Investors Fund Management LLC (the “Adviser”) receives an advisory fee at an annual rate of 0.40% from the Fund. Footnote (2) to the Advisory Fee Rate chart is deleted in its entirety.
In addition, the subsection titled “Management of the Trust — Portfolio Management Agreements” will be revised to reflect that Allianz Global Investors Capital LLC as sub-adviser to the Fund receives a portfolio management fee at an annual rate of 0.30% from the Adviser.
In the subsection captioned “AGIC” in the subsection titled “Management of the Trust — Portfolio Management Agreements,” the first sentence of the second paragraph is deleted in its entirety.
In addition, in the subsection titled “Management of the Trust — Fund Administrator,” the following footnote for the Fund is added to the Administrative Fee Rate table:
(5) The Administrator has agreed to observe, through January 31, 2013, an irrevocable waiver of a portion of its Administrative Fees, which reduces the contractual fee rate paid by each share class by 0.20%.
Please retain this Supplement for future reference.

ALLIANZ FUNDS
Supplement Dated November 8, 2011
to the Statement of Additional Information (the “SAI”) Dated November 1, 2011

Disclosure Related to
Allianz AGIC Systematic Growth Fund
Allianz NFJ Renaissance Fund
Allianz RCM Strategic Growth Fund (together, the “Funds”)

Effective December 1, 2011, certain changes will take effect with respect to each Fund’s name and investment strategy, as described in the Supplements to the Statutory Prospectus of Allianz Funds dated November 8, 2011. Specifically, each will change its name as follows:

Current Name	New Name
Allianz AGIC Systematic Growth Fund	Allianz AGIC U.S. Managed Volatility Fund (the “Managed Volatility Fund”)
Allianz NFJ Renaissance Fund	Allianz NFJ Mid-Cap Value Fund (the “Mid-Cap Value Fund”)
Allianz RCM Strategic Growth Fund	Allianz RCM Focused Growth Fund (the “Focused Growth Fund”)
All references to each Fund in the SAI will be changed accordingly.
In addition, in the sub-section of the SAI titled “Investment Restrictions — Policies Relating to Rule 35d-1 under the 1940 Act,” a statement will be added that the Mid-Cap Value Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with medium market capitalizations. A statement will also be added that the Managed Volatility Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies.
In addition, changes will take effect with respect to the investment advisory and portfolio management fee arrangements of the Managed Volatility Fund and the Focused Growth Fund.
Specifically, the sub-section titled “Management of the Trust — Investment Adviser — Advisory Agreement” will be revised to reflect that Allianz Global Investors Fund Management LLC (the “Adviser”) receives an advisory fee at an annual rate of 0.30% and 0.45% from the Managed Volatility Fund and Focused Growth Fund, respectively.

In addition, the sub-section titled “Management of the Trust — Portfolio Management Agreements” will be revised to reflect that Allianz Global Investors Capital LLC and RCM Capital Management LLC, as sub-advisers to the Managed Volatility Fund and Focused Growth Fund, respectively, receive a portfolio management fee at an annual rate of 0.20% and 0.35%, respectively, from the Adviser.
The subsection captioned “AGIC” in the section titled “Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture” under “Management of the Trust” is revised to indicate that Mark P. Romer has been added as a portfolio manager of the AGIC Fund. Information regarding other accounts managed by Mr. Roemer, as well as his ownership of securities of the AGIC Fund, each as of June 30, 2011, is provided below.
     Other Accounts Managed

	Other Pooled Investment				Other Registered
	Vehicles		Other Accounts		Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Mark P. Roemer	0	0	5	87.8	0	0
     Accounts and Assets for which Advisory Fee is Based on Performance

	Other Pooled Investment				Other Registered
	Vehicles		Other Accounts		Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Mark P. Roemer	0	0	1	17.9	0	0
     Securities Ownership

AGIC U.S. Managed Volatility Fund	Dollar Range of Equity Securities
Mark P. Roemer	None
The subsection captioned “RCM” in the section titled “Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture” under “Management of the Trust” is revised to indicate that Scott T. Migliori and Edward Painvin share primary responsibility for the management of the Fund.
Information regarding other accounts managed by Messrs. Migliori and Painvin is currently provided in the SAI. Information regarding their ownership in the RCM Fund, each as of December 31, 2010, is provided below.
     Securities Ownership

RCM Focused Growth Fund	Dollar Range of Equity Securities
Scott T. Migliori	None
Edward Painvin	None
Please retain this Supplement for future reference.

ALLIANZ FUNDS
STATEMENT OF ADDITIONAL INFORMATION
November 1, 2011

Allianz AGIC Emerging Markets Opportunities Fund
Class A	AOTAX
Class C	AOTCX
Institutional Class	AOTIX
Class P	AEMPX
Class D	AOTDX

Allianz AGIC Global Fund
Class A	NGBAX
Class B	NGBBX
Class C	NGBCX
Class R	NGBRX
Institutional Class	NGBIX
Class P	AGMPX
Administrative Class	NGAAX
Class D	NGBDX

Allianz AGIC Growth Fund
Class A	PGWAX
Class B	PGFBX
Class C	PGWCX
Class R	PPGRX
Institutional Class	PGFIX
Class P	AOGPX
Administrative Class	PGFAX
Class D	PGRDX

Allianz AGIC Income & Growth Fund
Class A	AZNAX
Class C	AZNCX
Class R	AIGRX
Institutional Class	AZNIX
Class P	AIGPX
Class D	AZNDX

Allianz AGIC International Fund
Class A	PNIAX
Class C	PNICX
Class R	ANIRX
Institutional Class	NAISX
Class P	ANIPX
Administrative Class	ANCAX
Class D	PNIDX

Allianz AGIC Mid-Cap Growth Fund
Class A	ANMAX
Class C	ANMGX
Institutional Class	ANMIX
Class P	AMGPX
Class D	ANGDX

Allianz AGIC Opportunity Fund
Class A	POPAX
Class B	POOBX
Class C	POPCX
Class R	AOORX
Institutional Class	POFIX
Class P	AOCPX
Administrative Class	POADX
Class D	APPDX

Allianz AGIC Pacific Rim Fund
Class A	PPRAX
Class B	PPRBX
Class C	PPRCX
Institutional Class	NAPRX
Class P	APRPX
Class D	PPRDX

Allianz AGIC Systematic Growth Fund
Class A	NGWAX
Class B	NGWBX
Class C	NGWCX
Institutional Class	NGFIX
Class P	ANCPX
Administrative Class	NGFAX
Class D	NGWDX

Allianz AGIC Target Fund
Class A	PTAAX
Class B	PTABX
Class C	PTACX
Institutional Class	PFTIX
Class P	AOTPX
Administrative Class	PTADX
Class D	PTRDX

Allianz NFJ All-Cap Value Fund
Class A	PNFAX
Class B	PNFBX
Class C	PNFCX
Institutional Class	PNFIX
Class P	ANFPX
Administrative Class	PNCAX
Class D	PNFDX

Allianz NFJ Dividend Value Fund
Class A	PNEAX
Class B	PNEBX
Class C	PNECX
Class R	PNERX
Institutional Class	NFJEX
Class P	ADJPX
Administrative Class	ANDAX

Allianz NFJ International Value Fund
Class A	AFJAX
Class C	AFJCX
Class R	ANJRX
Institutional Class	ANJIX
Class P	AFVPX
Administrative Class	AIVAX
Class D	AFJDX

Allianz NFJ Large-Cap Value Fund
Class A	PNBAX
Class B	PNBBX
Class C	PNBCX
Class R	ANLRX
Institutional Class	ANVIX
Class P	ALCPX
Administrative Class	ALNFX
Class D	PNBDX

Allianz NFJ Mid-Cap Value Fund
Class A	ANVAX
Class C	ANVCX
Institutional Class	ANWX
Class P	AMVPX
Class D	ANVDX

Allianz NFJ Renaissance Fund
Class A	PQNAX
Class B	PQNBX
Class C	PQNCX
Class R	PRNRX
Institutional Class	PRNIX
Class P	ANRPX
Administrative Class	PRAAX
Class D	PREDX

Allianz NFJ Small-Cap Value Fund
Class A	PCVAX
Class B	PCVBX
Class C	PCVCX
Class R	PNVRX
Institutional Class	PSVIX
Class P	ASVPX
Administrative Class	PVADX
Class D	PNVDX

Allianz RCM Disciplined International Equity Fund
Class A	RAIGX
Class B	RBIGX
Class C	RCIGX
Institutional Class	DRIEX
Administrative Class	RAIAX
Class D	DIENX

Allianz RCM Global Commodity Equity Fund
Class A	ARMAX
Class C	ARMCX
Institutional Class	RGLIX
Class P	APGPX
Class D	ARMDX

Allianz RCM Global Small-Cap Fund
Class A	RGSAX
Class B	RGSBX
Class C	RGSCX
Institutional Class	DGSCX
Class P	ARSPX
Class D	DGSNX

Allianz RCM Large-Cap Growth Fund
Class A	RALGX
Class B	RBLGX
Class C	RCLGX
Class R	PLCRX
Institutional Class	DRLCX
Class P	ARLPX
Administrative Class	DLGAX
Class D	DLCNX

Allianz RCM Mid-Cap Fund
Class A	RMDAX
Class B	RMDBX
Class C	RMDCX
Class R	PRMRX
Institutional Class	DRMCX
Administrative Class	DRMAX
Class D	DMCNX

Allianz RCM Strategic Growth Fund
Class A	ARCAX
Class C	ARCCX
Institutional Class	ANRIX
Class P	AMSPX
Administrative Class	ANRAX
Class D	ARCDX

Allianz RCM Technology Fund
Class A	RAGTX
Class B	RBGTX
Class C	RCGTX
Institutional Class	DRGTX
Class P	ARTPX
Administrative Class	DGTAX
Class D	DGTNX

Allianz RCM Wellness Fund
Class A	RAGHX
Class B	RBGHX
Class C	RCGHX
Class D	DGHCX

ALLIANZ FUNDS
STATEMENT OF ADDITIONAL INFORMATION
November 1, 2011
     This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of Allianz Funds (the “Trust”), as supplemented from time to time. Through two Prospectuses, the Trust offers up to eight classes of shares of each of its “Funds” (as defined herein). Class A, Class B, Class C and Class R shares of the Funds are offered through a “Retail Stock Funds Prospectus,” dated November 1, 2011 (as revised); Institutional Class, Administrative Class, Class P and Class D shares of the Funds are offered through an “Institutional Stock Funds Prospectus,” dated November 1, 2011 (as revised). The aforementioned prospectuses are collectively referred to herein as the “Prospectuses.” The Retail Stock Funds Prospectuses are sometimes referred to herein as the “Retail Prospectus.” The Institutional Stock Fund Prospectuses are sometimes referred to herein as the “Institutional Prospectus.”
Audited financial statements for the Funds as of June 30, 2011, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust’s June 30, 2011 Annual Reports. The Trust’s June 30, 2011 Annual Reports were filed electronically with the Securities and Exchange Commission (“SEC”) on August 26, 2011 (Accession No. 0001193125-11-234190). A copy of the applicable Prospectus and the Annual Report corresponding to such Prospectus may be obtained free of charge at the addresses and telephone number(s) listed below.
To obtain the Allianz Funds and Allianz Funds Multi-Strategy Trust Prospectuses, Annual and Semi-Annual Reports and Statements of Additional Information
Allianz Global Investors Distributors LLC
1633 Broadway
New York, NY 10019
Telephone: Class A, B, C, D and R — 1-800-988-8380
     Institutional, Administrative and Class P — 1-800-498-5413

THE TRUST
     Allianz Funds (the “Trust”) is an open-end management investment company (“mutual fund”) that currently consists of twenty-five separate investment series. Except for the RCM Strategic Growth, RCM Technology and RCM Wellness Funds, each of the Trust’s series offered in this Statement of Additional Information is “diversified” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).
     This Statement of Additional Information relates to the prospectuses for the following series of the Trust, each of which invests directly in equity securities and other securities and instruments: the AGIC Emerging Markets Opportunities Fund, the AGIC Global Fund, the AGIC Growth Fund, the AGIC Income & Growth Fund, the AGIC International Fund, the AGIC Mid-Cap Growth Fund, the AGIC Opportunity Fund, the AGIC Pacific Rim Fund, the AGIC Systematic Growth Fund, and the AGIC Target Fund (together, the “Allianz AGIC Funds”); the NFJ All-Cap Value Fund, the NFJ Dividend Value Fund, the NFJ International Value Fund, the NFJ Large-Cap Value Fund, the NFJ Mid-Cap Value Fund, the NFJ Renaissance Fund and the NFJ Small-Cap Value Fund (together, the “Allianz NFJ Funds”); and the RCM Disciplined International Equity Fund, the RCM Global Commodity Equity Fund, the RCM Global Small-Cap Fund, the RCM Large-Cap Growth Fund, the RCM Mid-Cap Fund, the RCM Strategic Growth Fund, the RCM Technology Fund and the RCM Wellness Fund (together, the “Allianz RCM Funds”). The Allianz AGIC Funds, the Allianz NFJ Funds and the Allianz RCM Funds are sometimes referred to collectively as the “Funds.” The Trust may from time to time create additional series offered through new, revised or supplemented prospectuses or private placement memoranda and statements of additional information. There are a number of other funds referred to throughout this Statement of Additional Information that were formerly series of the Trust as noted below.
     The Trust was organized as a Massachusetts business trust on August 24, 1990. On January 17, 1997, the Trust and PIMCO Advisors Funds, a separate trust, were involved in a transaction in which certain series of PIMCO Advisors Funds reorganized into series of the Trust. In connection with this transaction, the Trust changed its name from PIMCO Funds: Equity Advisors Series to PIMCO Funds: Multi-Manager Series. The Trust changed its name to its current name effective March 3, 2005. Prior to being known as PIMCO Funds: Equity Advisors Series, the Trust was named PIMCO Advisors Institutional Funds, PFAMCO Funds and PFAMCO Fund. The Allianz RCM Funds (except the RCM Global Commodity Equity, and RCM Strategic Growth Funds) were reorganized into the Trust on February 1, 2002 when shares of their predecessor funds, each a series of Dresdner RCM Global Funds, Inc., were exchanged for shares of these Allianz RCM Funds. The AGIC Pacific Rim Fund was reorganized into the Trust on July 20, 2002, when shares of its predecessor fund, the Nicholas-Applegate Pacific Rim Fund, a series of Nicholas-Applegate Institutional Funds, were exchanged for shares of the AGIC Pacific Rim Fund. The AGIC International Fund was reorganized into the Trust on October 15, 2004 when shares of its predecessor fund, the Nicholas-Applegate International Systematic Fund, a series of Nicholas-Applegate Institutional Funds, were exchanged for shares of the AGIC International Fund. The AGIC Emerging Markets Opportunities Fund, a recently formed series of the Trust, reorganized on August 18, 2006 when the Nicholas-Applegate Emerging Markets Opportunities Fund reorganized into the AGIC Emerging Markets Opportunities Fund by transferring substantially all of its assets and liabilities to the AGIC Emerging Markets Opportunities Fund in exchange for Institutional Class shares of the AGIC Emerging Markets Opportunities Fund. The AGIC Mid-Cap Growth Fund reorganized on July 27, 2007 when the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund reorganized into the AGIC Mid-Cap Growth Fund by transferring substantially all of its assets and liabilities to the AGIC Mid-Cap Growth Fund in exchange for Institutional Class shares of the AGIC Mid-Cap Growth Fund.
     Prior to August 25, 2010, the AGIC Emerging Markets Opportunities Fund, AGIC Global Fund, AGIC Income & Growth Fund, AGIC International Fund, AGIC Mid-Cap Growth Fund, AGIC Pacific Rim Fund and AGIC Systematic Growth Fund were sub-advised by Nicholas-Applegate Capital Management LLC (“Nicholas-Applegate”) pursuant to a Portfolio Management Agreement between Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and Nicholas-Applegate, and the names of the Funds were NACM Emerging Markets Opportunities Fund, NACM Global Fund, NACM Income & Growth Fund, NACM International Fund, NACM Mid-Cap Growth Fund, NACM Pacific Rim Fund and NACM Growth Fund, respectively (collectively, the “NACM Funds”). On August 25, 2010, the Adviser, Nicholas-Applegate and Allianz Global Investors Capital LLC (“AGIC”), the indirect parent of Nicholas-Applegate and an affiliate of Allianz Global Fund Management, entered into a novation agreement pursuant to which Nicholas-Applegate was replaced by AGIC as sub-adviser to the NACM Funds.
     Prior to August 25, 2010, the AGIC Growth Fund, AGIC Opportunity Fund and AGIC Target Fund were sub-advised by Oppenheimer Capital LLC (“Oppenheimer Capital”) pursuant to a Portfolio Management Agreement between Allianz Global Fund Management and Oppenheimer Capital, and the names of the Funds were OCC Growth Fund, OCC Opportunity Fund and OCC Target Fund, respectively (collectively, the “OCC Funds”). On August 25, 2010, the Adviser, Oppenheimer Capital and AGIC, the indirect parent of Oppenheimer Capital and an affiliate of Allianz Global Fund Management, entered into a novation agreement pursuant to which Oppenheimer Capital was replaced by AGIC as sub-adviser to the OCC Funds. Prior to November 1, 2006, the AGIC Growth Fund (formerly the “PEA Growth Fund”), the AGIC Opportunity Fund (formerly the “PEA Opportunity Fund”) and the AGIC Target Fund (formerly the “PEA Target Fund”) were each sub-advised by PEA Capital LLC (“PEA”) pursuant to a Portfolio Management Agreement between Allianz Global Fund Management and PEA. On November 1, 2006, the Adviser, PEA and Oppenheimer Capital LLC (“Oppenheimer Capital”) entered into a novation agreement pursuant to which PEA was replaced by Oppenheimer Capital as sub-adviser to the OCC Funds.
     Effective April 2, 2007, the NACM Flex-Cap Value Fund changed its name to the NFJ All-Cap Value Fund in connection with the replacement of Nicholas-Applegate Capital Management LLC with NFJ Investment Group LLC as the Fund’s sub-adviser.
     Effective June 8, 2009, the OCC Renaissance Fund changed its name to the NFJ Renaissance Fund. These changes occurred in connection with the replacement of Oppenheimer Capital LLC with NFJ Investment Group LLC as the Funds’ sub-adviser.
     Effective August 15, 2008, the OCC Value Fund changed its name to the Allianz Global Investors Value Fund (the “AGI Value Fund”), and on January 16, 2009, the AGI Value Fund merged into the NFJ Large-Cap Value Fund. The AGI Value Fund liquidated in connection with the reorganization, and shares of such Fund are no longer available for purchase.
     Effective April 30, 2009, the RCM International Growth Equity Fund changed its name to the RCM Disciplined International Equity Fund.
     Effective September 1, 2011, the RCM Global Resources Fund changed its name to the RCM Global Commodity Equity Fund.
     The RCM Biotechnology Fund merged into the RCM Wellness Fund (formerly the “RCM Healthcare Fund”) on October 17, 2008. The shares of RCM Financial Services Fund were redeemed in kind by Allianz Global Investors of America, L.P., the Fund’s sole shareholder, on June 27, 2007. The shares of OCC Core Equity Fund were redeemed on April 25, 2008 in connection with the liquidation and dissolution of the Fund. The shares of OCC International Equity Fund were redeemed on September 15, 2008 in connection with the liquidation and dissolution of the Fund. The shares of OCC Small-Cap Value Fund were redeemed on September 30, 2008 in connection with the liquidation and dissolution of the Fund. The shares of the OCC Equity Premium Strategy Fund were redeemed on March 12, 2009 in connection with the liquidation and dissolution of the Fund. The shares of the RCM Small-Cap Growth Fund were redeemed on July 14, 2009 in connection with the liquidation and dissolution of the Fund.
     Allianz Global Fund Management has been the investment adviser to each Fund since October 1, 2002 (or since a Fund’s inception as a series of the Trust, if later). Prior to October 1, 2002, the PIMCO Advisors division of Allianz Global Investors of America L.P. (“Allianz”) was the adviser to the Funds. Allianz Global Fund Management is a wholly-owned indirect subsidiary of Allianz.
INVESTMENT PRACTICES, POLICIES, STRATEGIES AND RISKS
     In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectuses, each Fund may employ other investment practices and may be subject to additional risks, which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and/or risks described below may not apply to particular Funds. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectuses, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law, each Fund may engage in each of the practices described below. However, no Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Unless otherwise stated herein, all investment policies of the Funds may be changed without shareholder approval. In addition, each Fund may be subject to restriction on its ability to utilize certain investments or investment techniques. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.
     The Funds’ sub-advisers and, in certain cases, portfolio managers, responsible for making investment decisions for the Funds, are referred to in this section and the remainder of this Statement of Additional Information as “Sub-Advisers.”
Borrowing
     Subject to the limitations described under “Investment Restrictions” below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940

Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time. Borrowing, like other forms of leverage, will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
     From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated among the Funds pursuant to guidelines approved by the Board of Trustees. In addition to borrowing money, a Fund may enter into reverse repurchase agreements, dollar rolls, sale-buybacks and other transactions that can be viewed as forms of borrowings.
     A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.
     Dollar rolls are transactions in which a Fund sells mortgage-related securities, such as a security issued by the Government National Mortgage Association (“GNMA”), for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date at a pre-determined price. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar-roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
     A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.
     A Fund will typically segregate or “earmark” assets determined to be liquid by the Adviser or the Fund’s Sub-Adviser in accordance with procedures approved by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements, dollar rolls and sale-buybacks. Reverse repurchase agreements, dollar rolls and sale-buybacks involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities that the Fund sold and is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls will be subject to the Funds’ limitations on borrowings as specified under “Investment Restrictions” below.
Preferred Stock
     Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.
      Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. government securities.
     A Fund may invest in preferred stocks that pay fixed or adjustable rates of return. Preferred shares are subject to issuer-specific and market risks applicable generally to equity securities. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.
      Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If a Fund owns a preferred stock that is deferring its distribution, it may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks are often subject to legal provisions that allow for redemption in the event of certain tax or legal chanes or at the issuer’s call. In the event of redemption, a Fund may not be able to reinvest the proceeds at comparable rates of return.
     Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which a Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than and more sensitive to changes in interest rates than other types of preferred stocks that have a maturity date. The Funds may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.
     Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on another type of preferred stocks in which a Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 7 or 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date, or upon notice, at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. Auctions for U.S. auction preferred stocks have failed since early 2008, and the dividend rates payable on such preferred shares since that time typically have been paid at their maximum applicable rate (typically a function of a reference rate of interest). The Adviser expects that auction preferred stocks will continue to pay dividends at their maximum applicable rate for the foreseeable future and cannot predict whether or when the auction markets for auction preferred stocks may resume normal functioning.
Securities Loans
      The Funds do not currently engage in securities lending. However, the Trust and individual Funds may determine to lend portfolio securities in the future. Subject to certain conditions described in the Prospectuses and below, each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. Additionally, under the terms of exemptive relief granted by the Securities and Exchange Commission, the Funds may loan their securities to affiliates of Allianz Global Fund Management. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrowers (which typically include broker-dealers and other financial services companies) fail financially. However, such loans will be made only to borrowers that are believed by the Adviser or the Sub-Advisers to be of satisfactory credit standing. Securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent.
     The Funds may invest the cash collateral received or receive a fee from the borrower. In the case of cash collateral, a Fund typically pays a rebate to the borrower (in addition to payments to its securities lending agent, as described below). Cash collateral that a Fund receives may be invested in overnight time deposits, repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of non-U.S. issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either directly through joint accounts along with securities lending cash collateral of other Funds or indirectly through investments in affiliated or unaffiliated money market funds. Any investment of cash collateral through such joint accounts is subject to conditions established by the Securities and Exchange Commission staff. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are at the Fund’s risk (except as provided below), and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash. A portion of any income earned through investment of cash collateral and a portion of any fees received from borrowers may be retained by the Funds’ securities lending agent, which currently is an affiliate of the Adviser. Notwithstanding the foregoing, to the extent such shortfall is with respect to amounts owed to a borrower as a cash collateral fee, the securities lending agency agreement provides that the securities lending agent and the Fund share the difference between the income generated on the investment of cash collateral with respect to a loan and the amount to be paid to the borrower as a cash collateral fee.
     Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to continuing adverse conditions in the mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, any investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, would present increased credit and liquidity risks. See “Mortgage-Related and Asset-Backed Securities” below for more information. To the extent a Fund invests collateral in instruments that become illiquid, efforts to recall securities and return collateral may force the Fund to liquidate other portfolio holdings in an effort to generate cash.
     Any securities lending income is disclosed as such in the “Statement of Operations” in the Trust’s annual report for the applicable fiscal period. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of securities and may share the interest earned on the collateral with the borrower.
     Each Fund may lend portfolio securities up to the maximum percentage set forth in the applicable Prospectus and under “Investment Restrictions — Fundamental Investment Restrictions” below.
     Although control over, and voting rights or rights to consent with respect to, the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice. The Fund may call such loans in order to sell the securities involved or, if the holders of the securities are asked to vote upon or consent to matters that the Sub-Adviser believes materially affect the investment, in order to vote the securities. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for non-U.S. securities. When engaged in securities lending, each Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.
Convertible Securities and Synthetic Convertible Securities
     Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.
     A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.
Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.
     Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.
     The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.
     If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
     To the extent consistent with its other investment policies, each Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element”) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
     More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two elements are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when the Adviser believes that such a combination may better achieve a Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

     A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing element.
     The Funds may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the underlying investment and a Fund in turn assumes credit risk associated with the convertible note.
Non-U.S. Securities
     The Funds (other than those sub-advised by RCM) define non-U.S. securities to include securities of non-U.S. issuers, securities traded principally in securities markets outside the Unites States and/or securities denominated in non-U.S. currencies (together, “non-U.S. securities”). The Funds sub-advised by RCM consider non-U.S. securities to include the following types of equity, equity-related and other securities (together, for these purposes, “non-U.S. securities”): securities of companies that derive at least 50% of their total profits or revenue from, or maintain at least 50% of their assets in, countries outside of the U.S. and that in addition are either organized or headquartered outside the U.S., have securities that are principally traded outside the U.S., or, in the case of other investment companies, invest primarily in such non-U.S. securities as defined in this paragraph. Non-U.S. securities include, but are not limited to, U.S. dollar- or non-U.S. currency-denominated corporate debt securities of non-U.S. issuers; non-U.S. equity securities; securities of U.S. issuers traded principally in non-U.S. markets; non-U.S. bank obligations; and U.S. dollar- or non-U.S. currency-denominated obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some non-U.S. securities may be restricted against transfer within the United States or to a United States person. For more information about how the Sub-Advisers may define non-U.S. securities for purposes of asset tests and investment restrictions, see “Characteristics and Risks of Securities and Investment Techniques-Non-U.S. Securities” in the Prospectuses.
     The non-U.S. securities in which a Fund may invest include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by non-U.S. branches of U.S. banks and by non-U.S. banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by non-U.S. banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of non-U.S. withholding taxes; and the expropriation or nationalization of non-U.S. issuers.
     The Funds may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a non-U.S. issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.
     The Funds may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Albania, Argentina, Bolivia, Brazil, Bulgaria, Columbia, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, Venezuela and Vietnam.

     Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).
     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.
     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.
     Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on non-U.S. portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), market disruption, the possibility of security suspensions, political instability that affects U.S. investments in non-U.S. countries and potential restrictions on the flow of international capital. In addition, non-U.S. securities and dividends and interest payable on those securities may be subject to non-U.S. taxes, including taxes withheld from payments on those securities. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.
     A Fund’s investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference could cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for U.S. federal tax purposes. A Fund’s use of non-U.S. securities may increase or accelerate the amount of ordinary income recognized by shareholders. See “Taxation.”
     Emerging Market Securities. The risks of investing in non-U.S. securities are particularly high when the issuers are tied economically to countries with developing (or “emerging market”) economies. Countries with “emerging market” economies are those with securities markets that are, in the opinion of a Fund’s Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in non-U.S., developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
     Foreign Debt Obligations. The debt obligations of non-U.S. governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the non-U.S. government. The Funds may invest in securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.
     The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent non-U.S. governments will be able or willing to honor their capitalization commitments for those entities.
     Passive Foreign Investment Companies. Some corporations domiciled outside the U.S. in which the Funds may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are those foreign corporations that generate primarily passive income, and can include “growth” companies or “start-up” companies.
     Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There is also the risk that the Funds may not realize that a foreign corporation they invest in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Funds intend to comply with federal tax reporting of these investments. See “Taxation” below for a more detailed discussion of the tax consequences of a Fund’s investment in PFICs.
     Subject to applicable limits under the 1940 Act, the Funds may also invest in foreign mutual funds that are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described below under “Other Investment Companies.”
Foreign Currencies and Related Transactions
     Subject to applicable limits set forth in the Prospectuses and this Statement of Additional Information, the Funds may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions may be used for a variety of reasons, including to hedge against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.
     A Fund may (but is not required to) hedge some or all of its exposure to foreign currencies derived through its investments to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time when it may be beneficial to do so. Foreign currency transactions may also be unsuccessful and may result in losses or may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.
     A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.
     Forward foreign currency exchange contracts may be used for a variety of reasons, including the following circumstances:
     Lock In. When a Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
     Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.
     Direct Hedge. If a Fund wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Fund’s Sub-Adviser believes that the Fund can benefit from price appreciation in a given country’s currency but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in the value of the security.
     Proxy Hedge. A Fund might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
     Costs of Hedging. When a Fund purchases a non-U.S. bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the non-U.S. bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.
     It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s net asset value per share.
     The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.
     A Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as to protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.
     Tax Consequences of Hedging. Under applicable tax law, a Fund’s hedging activities could result in the application of special tax rules, which could ultimately affect the amount, timing, and character of distributions to shareholders. Some of a Fund’s hedging transactions are also likely to produce a difference between its book income and tax income, which could cause a portion of the Fund’s income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for U.S. federal tax purposes. See “Taxation” below for further details.
     Among the risks facing Funds that utilize foreign currencies and related transactions is the risk that the relative value of currencies will be different than anticipated by the particular Fund’s Sub-Adviser. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures approved by the Board of Trustees to cover forward currency contracts entered into for non-hedging purposes. Please see “Derivative Instruments” below for a description of other foreign currency related transactions that may be used by the Funds.
Derivative Instruments
     A Fund may (but is not required to) use a variety of other derivative instruments (including both long and short positions) in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio, to add leverage to the portfolio and/or to obtain market exposure with reduced transaction costs.
     Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. Examples of derivatives and information about some types of derivatives and risks associated therewith follows. The derivatives market is always changing and the Funds may invest in derivatives other than those shown below.
     The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Funds to utilize these instruments successfully may depend in part upon their ability to forecast interest rates and other economic factors correctly. If a Fund incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could suffer losses.
     The Funds might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. If a Fund incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of derivative strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. A Fund’s use of derivatives may increase or accelerate the amount of ordinary income recognized by shareholders.
     Federal legislation has been recently enacted in the U.S. that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon a Fund’s ability to participate in derivatives transactions. Similarly, these changes could impose limits or restrictions on the counterparties with which the Fund engages in derivatives transactions. As a result, the Fund may be unable to use certain derivative instruments or otherwise execute its investment strategy. These risks may be particularly acute to the extent the Fund uses commodity-related derivative instruments.
     Options on Securities and Indexes. As described under “Characteristics and Risks of Securities and Investment Techniques-Derivatives” in the Prospectuses, the Funds may, among other things, purchase and sell put and call options on equity, debt or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue from a dealer. Among other reasons, a Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.
     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     Unless otherwise noted below, a Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures approved by the Board of Trustees in such amount are segregated) upon conversion or exchange of other securities held by the Fund. A call option on a security is also “covered” if a Fund does not hold the underlying security or have the right to acquire it, but a Fund segregates assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures approved by the Board of Trustees in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis (a so-called “naked” call option). Except for the RCM Technology and RCM Strategic Growth Funds (as described in more detail below), none of the Funds may write “naked” call options on individual securities other than exchange traded funds (“ETFs”). For a call option on an index, the option is covered if the Fund segregates assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures approved by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures approved by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Sub-Adviser in accordance with procedures approved by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures approved by the Board of Trustees.
     The RCM Technology Fund and the RCM Strategic Growth Fund may each write “naked” call options on individual securities or instruments in which it may invest but that are not currently held by the Fund. When writing “naked” call options, the Fund must deposit and maintain sufficient margin with the broker-dealer through which it wrote the “naked” call option as collateral to ensure that it meets its obligations as the writer of the option. The Fund is further subject to the segregation requirements described above when it writes “naked” call options. Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing “naked” call options can be a profitable strategy to increase the Fund’s income with minimal capital risk. However, when the price of the security underlying the written option increases, the Fund is exposed to an increased risk of loss, because if the price of the security underlying the option exceeds the option’s exercise price, the Fund will lose the difference. “Naked” written call options are riskier because there is no underlying security held by the Fund that can act as a partial hedge. “Naked” written call options have speculative characteristics, and the potential for loss is theoretically unlimited. When a “naked” written call option is exercised, the Fund must purchase the underlying security to meet its delivery obligation or make a payment equal to the value of its obligation in order to close out the option. There is also a risk, especially with less liquid preferred and debt securities or small capitalization securities, that the securities may not be available for purchase.
     If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, a Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.
     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. See “Taxation” below. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
     The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued in accordance with the Trust’s valuation policies and procedures. See “Net Asset Value” below.

     The Fund may write straddles (covered or uncovered) consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”
     OTC Options. The Funds may also purchase and write over-the-counter (“OTC”) options. OTC options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid OTC options purchased and securities being used to cover certain written OTC options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The Funds may also purchase and write so-called dealer options. Participants in OTC options markets typically are not subject to the same level of credit evaluation and regulatory oversignt as are members of exchange-based markets and therefore OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives.
     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities, including ETFs, and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.
     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in a Fund’s portfolio, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price (the “strike price”) of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security or index position decline. Similarly, as the writer of a call option on a securities index or ETF, a Fund forgoes the opportunity to profit from increases in the index or ETF over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.
     The value of call options written by a Fund will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
     The hours of trading for options may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets. In addition, a Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions that could adversely affect a Fund engaging in options transactions.
     If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index or ETF written by a Fund is covered by an option on the same index or ETF purchased by the Fund, movements in the index or ETF may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding (based, in part, on the extent of correlation (if any) between the performance of the index or ETF and the performance of the Fund’s portfolio securities).

     Foreign Currency Options. The Funds may buy or sell put and call options on foreign currencies in various circumstances, including, but not limited to, as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund’s securities may be denominated or to cross-hedge or in an attempt to increase the total return when the Sub-Adviser anticipates that the currency will appreciate or depreciate in value. In addition, the Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.
     Futures Contracts and Options on Futures Contracts. The Funds may use interest rate, foreign currency, index and other futures contracts, and options on such contracts. For example, the Funds may invest in foreign exchange futures contracts and options thereon (“futures options”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Funds may also enter into futures contracts for the purchase or sale of securities. The Funds may purchase and sell futures contracts on various securities indexes (“Index Futures”) and related options for hedging purposes and for investment purposes. For example, the Funds may invest in Index Futures and related options when a Sub-Adviser believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for a Fund pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs that may be associated with investment in the securities of multiple issuers. A Fund may also minimize potential market and liquidity problems that may result from increases in positions already held by the Fund. A Fund’s purchase and sale of Index Futures is limited to contracts and exchanges that have been approved by the Commodity Futures Trading Commission (“CFTC”).
     Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.
     An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. A Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.
     A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions that remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.
     The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

     A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which the Funds may invest will be developed and traded in the future.
     The Funds may purchase and write call and put options on futures contracts (“futures options”). Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.
     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to segregate a specified amount of assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures approved by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds would ordinarily earn interest income on initial margin deposits. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.
     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.
     Commodity Futures Contracts and Options on Commodity Futures Contracts. In addition to other futures contracts and options thereon, the Funds may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed upon when the contract is made.
     Limitations on Use of Futures and Futures Options. The Funds may enter into positions in futures contracts and related options for hedging purposes, for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. In addition, the Funds may utilize futures contracts for investment and/or speculative purposes. For instance, a Fund may invest to a significant degree in Index Futures on stock indexes and related options (including those that may trade outside of the United States) as an alternative to purchasing individual stocks in order to gain or adjust their exposure to a particular market. The Funds may also use these investments to hedge against changes in the value of securities that the Sub-Adviser intends to purchase for the portfolio.
     When purchasing a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures approved by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of (or in certain cases, such as contracts required to “cash settle,” the Fund’s obligation under) the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.
     When selling a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures approved by the Board of Trustees that are equal to the market value of the instruments underlying the contract (or in certain cases, such as contracts required to “cash settle,” the Fund’s obligation under the contract). Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).
     When selling a call option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures approved by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or by taking other offsetting positions.
     When selling a put option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures approved by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or by taking other offsetting positions.
     To the extent that securities with maturities greater than one year are used to segregate liquid assets to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.
     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See “Taxation” below.
     Exemption from Commodity Pool Operator Registration. The Trust is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.
     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In the case of futures contracts used for hedging purposes, some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of a security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future that is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well- conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, the Funds may not choose to use futures and/or suitable hedging transactions may not be available in all circumstances. Even if a hedge is executed successfully, a Fund’s return may have been higher if no hedging had been attempted.
     Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.
     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
     In addition, if a Fund’s futures brokers become bankrupt or insolvent, or otherwise default on their obligations to the Fund, the fund may not receive all amounts owing to it in respect of its trading, despite the futures clearinghouse fully discharging its obligations. Furthermore, in the event of the bankruptcy of a futures broker, a Fund could be limited to recovering only a pro rata share of all available funds segregated on behalf ot eh futures brokers’s combined customer accounts, even though certain property specifically traceable to the Fund was held by the futures broker.
     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
     Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
     Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
     Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
     Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks that subject a Fund’s investments to greater volatility than investments in traditional securities.
     Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on non-U.S. exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities. Some non-U.S. exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on non-U.S. exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to utilize these instruments successfully may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could suffer losses. In addition, a Fund’s use of such instruments may increase or accelerate the amount of ordinary income recognized by its shareholders.
     Swap Agreements. The Funds may enter into total return swap agreements, credit default swap agreements and other swap agreements made with respect to interest rates, currencies, indexes or baskets of securities (or a single security) and other assets or measures of risk or return. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.
     Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.
     Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
     The Funds also may enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
     Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures approved by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.
     Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.
     Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination, swap agreements may be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
     Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. The Fund bears the risk that the Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.
     Swaps are also subject to credit risk. Credit risk is greater when a Fund has concentrated derivatives within a single or small group of counterparties as it sometimes does as a result of swaps. To the extent a Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. In addition, counterparty credit risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008.
     Certain swap agreements are exempt from most provisions of the CEA and therefore are not regulated as futures or commodity option transactions under the CEA.
     The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. In 2008, multiple committees of the U.S. Congress held hearings investigating the rise in energy and agricultural prices and the role that the futures market and swap market participants may have played in this phenomenon. The CFTC has also investigated allegations of price manipulation in certain commodity markets. Congress has passed legislation that would require regulatory agencies to develop rules imposing limits on certain derivatives activities. It is possible that this could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments.
     Among other trading agreements, certain Funds also are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern over-the-counter derivative transactions entered into by such Funds. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of a Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Depending on the relative size of a Fund’s derivatives positions, such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations.
Short Sales
     Except as specified in the Prospectuses, each of the Funds may make use of short sales transactions. A Fund may make use of short sales for investment and risk management purposes, including when a Sub-Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, futures or other derivatives contract) that it does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivatives, such as futures on indices or swaps on individual securities. To the extent a Fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the risks described in this section, as well as those described under “Derivative Instruments” above. When a Fund engages in a short sale on a security, it must borrow the security to be sold short and will be subject to an obligation to deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a particular security and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily, as described further below. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited.

     A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. For these purposes, a short sale will be considered to be “against the box” if the Fund holds or has the right to acquire securities which, without the payment of further consideration, are convertible or exchangeable for the securities sold short. Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. The AGIC Funds (except the AGIC Growth Fund, AGIC Opportunity Fund and AGIC Target Fund), the RCM Funds (except the RCM Mid-Cap Fund) and NFJ All-Cap Value Fund may engage in short sales that are not “against the box.” The value of securities of any issuer in which a Fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of such class of the issuer. The other Funds may only engage in short sales that are “against the box.”
     Short sales may involve unlimited loss potential, as the market price of securities sold short may continuously increase, although it is possible that a Fund could mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market and other conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when investment considerations would not favor such sales. A Fund’s use of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities it has sold short increase, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. If a request for return of borrowed securities or other instruments occurs at a time when other short sellers of the securities or other instruments are receiving similar requests, a “short squeeze” can occur, and the Fund may be compelled to replace borrowed securities and/or currencies previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities or other instruments short. Short selling also involves a form of financial leverage that may exaggerate any losses realized by a Fund that utilizes short sales. See “Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. The Securities and Exchange Commission (“SEC”) and other (including non-U.S.) regulatory authorities have previously imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.
     In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box,” or unless the Fund’s obligation to deliver the securities sold short is “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short.
     A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.
     A Fund’s use of short sale transactions will likely increase the portion of the Fund’s distributions that are taxable to Fund shareholders as ordinary income. See “Taxation” below.
Commodities
     Some of the Funds may invest in instruments that provide exposure to, and are subject to the risks of, investments in commodities. These may include futures, options, swaps and other instruments, the return on which is dependent upon the return of one or more commodities or commodity indices. Commodities may include, among other things, oil, gas, coal, alternative energy, steel, timber, agricultural products, minerals, precious metals (e.g., gold, silver, platinum, and palladium) and other resources. In addition, the Funds may invest in companies principally engaged in the commodities industries (such as mining, dealing or transportation companies) and companies with significant exposure to commodities markets or investments in commodities, and through these investments may be exposed to the risks of investing in commodities. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can also present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. To the extent that a Fund invests in companies principally engaged in the commodities industries, the Fund will also be subject to these risks. Commodity investments may not correlate with equity market returns. Investments in commodity-related companies are also subject to the risk that the performance of such companies may not correlate with returns on commodity investments to the extent expected by a Fund’s portfolio manager(s).
     The requirements for qualification as a regulated investment company under federal income tax law limit the extent to which a Fund may invest directly in commodities and enter into certain commodity-linked instruments. For a Fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals and other commodities, and other forms of “non-qualifying” income that can include income derived from certain commodity-linked instruments, may not exceed 10% of the Fund’s gross income for its taxable year. See “Taxation.” This tax requirement could cause a Fund to hold or sell precious metals or other commodities or commodity-linked instruments, or more generally to dispose of securities, in each case when it would not otherwise do so, or may otherwise limit the manner or extent to which a Fund seeks exposure to commodities.
When-Issued, Delayed Delivery and Forward Commitment Transactions
     A Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures approved by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on segregated securities.
     When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage.
     When the Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a capital gain or loss.
     Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund either (i) segregates until the settlement date assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures approved by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Funds may also enter into forward commitments for the purchase or sale of non-U.S. currencies. Forward commitments may be considered securities themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.
Rights and Warrants to Purchase Securities
     A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.
     Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.
     Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.
Repurchase Agreements
     For the purposes of maintaining liquidity and achieving income, each Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Adviser and the Sub-Advisers, as appropriate, will monitor the creditworthiness of the counterparties.
Other Investment Companies
     The Funds may invest in securities of other open-end, closed-end or unit investment trust investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the SEC.
     In general, under the 1940 Act, an investment company such as the Fund may not (i) own more than 3% of the outstanding voting securities of any one registered investment company, (ii) invest more than 5% of its total assets in the securities of any single registered investment company or (iii) invest more than 10% of its total assets in securities of other registered investment companies.
     A Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive securities available in the market, or when a Sub-Adviser believes share prices of other investment companies offer attractive values. The Funds may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. The Funds may invest, in excess of the general limits described above, in investment companies that are advised by Allianz Global Fund Management or its affiliates, as well as in money market funds and ETFs, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC.
     As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. A Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectuses and herein.

Illiquid Securities
     A Fund may invest in securities that are illiquid, so long as no more than 15% of the net assets of the Fund (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.
     The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Depending on the circumstances, illiquid securities may be considered to include, among other things, written over-the-counter options and other derivative instruments, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities that legally or in the Adviser’s or a Sub-Adviser’s opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser or a Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).
Corporate Debt Securities
     The Funds may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. and non-U.S. companies, banks and other corporate entities. Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.
     The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
U.S. Government Securities
     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. U.S. Government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government-sponsored enterprises such as the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”) and FNMA may be chartered or sponsored by Congress, they are not funded by Congressional appropriation and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and include increased credit risks. Until recently, FNMA and FHLMC were government-sponsored enterprises owned entirely by private stockholders. The value of these entities’ stock fell sharply in 2008 due to concerns that the entities did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

     On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility that is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.
     Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.
     In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
     In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
     U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

High Yield Securities (“Junk Bonds”)
     The Funds may invest in debt securities, including convertible securities, that are below investment grade quality. A security is considered to be below “investment grade” quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) (i.e., rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) or BB or below by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”)) or (2) if unrated, determined by the relevant Sub-Adviser to be of comparable quality to obligations so rated. Additional information about Moody’s, S&P’s and Fitch’s securities ratings are included in Appendix A to this Statement of Additional Information.
     Below investment grade securities are sometimes referred to as “high yield securities” or “junk bonds.” Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. While investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, investments in high yield securities typically entail greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The Funds may continue to hold high yield securities following a decline in their rating if in the opinion of the Adviser or the Sub-Adviser, as the case may be, it would be advantageous to do so. Investments in high yield securities are described as “speculative” by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies.
     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. The market prices of high yield securities structured as “zero-coupon” or “pay-in-kind” securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
     Prices of high yield securities are generally more sensitive to economic downturns or individual corporate developments than higher quality securities. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect a Fund’s daily net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.
     The average maturity or duration of the debt securities in a Fund’s portfolio may vary in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a Fund may sell a security and purchase another of comparable quality and maturity (usually, but not always, of a different issuer) at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.
Inflation-Indexed Bonds
     The Funds may invest in inflation-indexed bonds, which are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.
     Inflation-indexed bonds issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
     While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.
     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Delayed Funding Loans and Revolving Credit Facilities
     The Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).
     The Funds may acquire a participation interest in delayed funding loans or revolving credit facilities from a bank or other financial institution. See “Loan Participations and Assignments” below. The terms of the participation require a Fund to make a pro rata share of all loans extended to the borrower and entitle a Fund to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and also limited opportunities may exist to resell such investments. These instruments may often be illiquid. See “Characteristics and Risks of Securities and Investment Techniques-Illiquid Securities” in the Prospectuses. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets that the Adviser or Sub-Adviser, in accordance with procedures approved by the Board of Trustees, have determined are liquid in an amount sufficient to meet such commitments.
Event-Linked Bonds
     The Funds may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or may implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific

“trigger” event, such as a hurricane or an earthquake or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.”. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for many of these securities, and there can be no assurance that a liquid market in these bonds will develop. See “Characteristics and Risks of Securities and Investment Techniques-Illiquid Securities” in the Prospectuses. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.
Loan Participations and Assignments
     The Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.
     Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. With respect to assignments, a Fund’s rights against the borrower may be more limited than those held by the original lender.
Participation on Creditors Committees
     A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate in such committees only when the Adviser and the relevant Sub-Adviser believe that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.
Bank Obligations
     The Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Bank capital is generally, but not always, of investment grade quality. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.
     Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. Fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) may be considered illiquid for purposes of the Funds’ restrictions on investments in illiquid securities. Each Fund may also hold funds in an interest-bearing account for temporary purposes.
     Obligations of non-U.S. banks involve certain risks associated with investing in non-U.S. securities described under “Non-U.S. Securities” below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a non-U.S. jurisdiction might impose withholding taxes on interest income payable on those obligations, that non-U.S. deposits may be seized or nationalized, that non-U.S. governmental restrictions such as exchange controls may be adopted and in turn might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning non-U.S. banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. banks may differ from those applicable to United States banks. Non-U.S. banks are not generally subject to examination by any U.S. Government agency or instrumentality.
Commercial Paper
     Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds may consist of U.S. dollar- or foreign currency-denominated obligations of domestic or non-U.S. issuers, and may be rated or unrated (see Appendix A for a description of the ratings assigned by various rating agencies to commercial paper). The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. See also “Mortgage-Related and Asset-Backed Securities — Asset-Backed Securities” for a discussion of asset-backed commercial paper.

Cash and Other High Quality Investments
     Many of the Funds may temporarily invest a portion of their assets in high-quality fixed income securities, cash and cash equivalents in response to unfavorable market and other conditions. These cash equivalents and other high quality debt securities may include money market instruments. Money market instruments may include, among other things, (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed. The Fund has the right to increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.
     If a custodian holds cash on behalf of a Fund, the Fund may be an unsecured creditor in the event of the insolvency of the custodian. In addition, the Fund will be subject to credit risk with respect to such custodian, which may be heighted to the extent the Fund takes a temporary defensive position.
Variable and Floating Rate Securities
     Variable- or floating-rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These instruments may include, without limitation, variable-rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.
     The Funds may invest in floating-rate debt instruments (“floaters”) and engage in credit-spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest-rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit-spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The Funds may also invest in inverse floating-rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.
     Certain of a Fund’s investments, including variable- and floating-rate securities, may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold. Please see “Taxation.”
Zero Coupon, Pay-in-Kind and Step Coupon Securities
     Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a face value equal to the amount of the coupon payment that would have been made.
     Because the Funds will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Funds may have to distribute cash obtained from other sources in order to satisfy the distribution requirements for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund might obtain such cash from selling other portfolio holdings, which might cause the Fund to incur capital gains or losses on the sale. These actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In addition, such sales might be necessary even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time. Please see “Taxation.”
     Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Under many market and other conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a Fund to dispose of them or to determine their current value.
Municipal Securities
     The Funds may invest in municipal securities issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal securities can be affected by changes in their actual or perceived credit quality. The credit quality of municipal securities can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the state or region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which may enable a Fund to demand payment on short notice from the issuer or a financial intermediary.
     The Funds may purchase insured municipal debt securities in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.
     Securities of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.
     Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

     Municipal securities may also include industrial development bonds and pollution control bonds, which in most cases are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities depend upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.
     The Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. The Funds may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses that provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.
     The Funds may also invest in various short-term municipal securities, including tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due. Revenue Anticipation Notes are generally issued in expectation of receipt of other kinds of revenue, such as the revenues expected to be generated from a particular project. They may also be general obligations of the issuer. Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes. Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects may receive permanent financing through another source. Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.
     Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by a fund is fund from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government, including its agencies and instrumentalities (“Agency Securities”). While still tax-exempt, pre-refunded municipal bonds usually will bear a Aaa rating (if a re-rating has been requested and paid for) because they are backed by the U.S. Treasury or Agency Securities. As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bonds held by a fund may subject the fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if a fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.
     Residual interest bonds (“RIBs”) are municipal bonds that brokers create by depositing a municipal bond in a trust. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase. In a transaction in which a fund purchases a RIB from a trust where the underlying municipal bond was held by a fund prior to being deposited into a trust, a fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, a fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, a funds NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBS acquired by funds where a fund did not previously own the underlying municipal bond.
     A Fund may invest in Build America Bonds, which are taxable municipal bonds with federal subsidies for a portion of the issuer’s borrowing costs. Build America Bonds were issued through the Build America Bond program, which was created as part of the American Recovery and Reinvestment Act of 2009 (the “Act”). The objective of the program was to reduce the borrowing costs of state and local governments. Because the Act was not extended beyond its expiration date on December 31, 2010, tax subsidies described below will not apply to, and the Funds will not purchase, Build America Bonds issued following such date (if any). However, Build America Bonds outstanding and issued before such date remain eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds.

     The interest the Fund receives from its investments in either type of Build America Bonds will be included in a Fund’s taxable income and distributed to shareholders as taxable ordinary income. For any tax credit Build America Bond held by the Fund, the Fund may elect to pass through to its shareholders any tax credits from those bonds that otherwise would be allowed to the Fund. These tax credits can generally be used to offset U.S. federal income taxes and the federal alternative minimum tax, but such credits are generally not refundable. Any unused credits may be carried forward to succeeding taxable years.
Mortgage-Related and Asset-Backed Securities
     The Funds may invest in mortgage-related securities, and in other asset-backed securities (whether or not related to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of a Fund to utilize these instruments successfully may depend in part upon the ability of the applicable Sub-Adviser to forecast interest rates and other economic factors correctly. Certain debt securities are also secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations” below.
     Through investments in mortgage-related securities, including those that are issued by private issuers, the Funds may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.
     In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
     The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
     Mortgage Pass-Through Securities. Mortgage Pass-Through Securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities. Adjustable rate mortgage-related and other asset-backed securities are also subject to some interest rate risk. For example, because interest rates on most adjustable rate mortgage- and other asset-backed securities only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the market value of these securities, including declines in value as interest rates rise. In addition, to the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.
     The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the FNMA or the FHLMC). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).
     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA was, until recently, a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Department of Housing and Urban Development and the Office of Federal Housing Enterprise Oversight. As described above under “Government Securities,” FNMA is now under conservatorship by the FHFA. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.
     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It was, until recently, a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and then owned entirely by private stockholders. As described above under “Government Securities,” FHLMC is now under in conservatorship by the FHFA. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.
     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees. Securities issued by certain private organizations may not be readily marketable.
     Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund’s industry concentration restrictions, see “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
     Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually or on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.
     CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.
     In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
     CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.
     FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates, which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.
     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.
     Commercial Mortgage-Backed Securities. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities-Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.
     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.
     Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal (the “PO” class). In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBS may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.
     Asset-Backed Securities. The Funds may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
     The underlying assets (e.g., loans) are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage backed securities described above.
     The Funds may purchase or have exposure to commercial paper, including asset-backed commercial paper (“ABCP”), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a short-term debt security, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.
     Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.
     Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.
     For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
     The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks that include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
     Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile ReceivablesSM (“CARSSM”).
     EETCs are typically issued by specially-created trusts established by airlines, railroads, or other transportation corporations. The proceeds of EETCs are used to purchase equipment, such as airplanes, railroad cars, or other equipment, which in turn serve as collateral for the related issue of the EETCs. The equipment generally is leased by the airline, railroad or other corporations, which makes rental payments to provide the projected cash flow for payments to EETC holders. Holders of EETCs must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee corporation or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the EETCs. However, because principal and interest payments on EETCs are funded in the ordinary course by the lessee corporation, the Fund treats EETCs as corporate bonds/obligations for purposes of compliance testing and related classifications.
     CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.
     Consistent with a Fund’s investment objective and policies, the Fund also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.
     Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.
Real Estate Securities and Related Derivatives
     The Funds may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities.
     REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. A Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.
     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.
     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
     REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.
Hybrid Instruments
     The Funds may invest in “hybrid” or indexed securities. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

     Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.
     Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.
     Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. If so, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to other restrictions imposed by the 1940 Act.
     Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. A Fund’s Sub-Adviser analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.
Potential Impact of Large Redemptions and Purchases of Fund Shares
     From time to time, shareholders of a Fund (which may include affiliates of the Adviser or, for certain Funds, affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities, or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund is required to sell securities or invest cash at times when it would not otherwise do so, which may result in a loss to the Fund. These transactions may result in higher portfolio turnover, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may impact the Fund’s expense ratio. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate.

INVESTMENT RESTRICTIONS
Investment Objectives
     Except to the extent set forth in the relevant Prospectuses, the investment objective(s) of each Fund is/are non-fundamental and may be changed by the Board of Trustees without shareholder approval. Investment objectives that are fundamental may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of the Fund.
Fundamental Investment Restrictions
     The investment restrictions set forth below are fundamental policies of the NFJ Renaissance, AGIC Growth, AGIC Opportunity and AGIC Target Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, each such Fund:
     (1) may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts;
     (2) may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund’s total assets (taken at cost) and then only to secure borrowings permitted by Restriction (1) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);
     (3) may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;
     (4) may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;
     (5) may not acquire more than 10% of the voting securities of any issuer, both with respect to any such Fund and to the Funds to which this policy relates, in the aggregate;
     (6) may not concentrate more than 25% of the value of its total assets in any one industry;
     (7) may not purchase or sell commodities or commodity contracts except that the Funds may purchase and sell financial futures contracts and related options;
     (8) may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities with respect to not more than 25% of its total assets (33 1/3% in the case of the AGIC Target Fund); and
     (9) may not issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.
     Notwithstanding the provisions of fundamental investment restrictions (1) and (9) above, each of the above-mentioned Funds may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirements set forth above.
     The investment restrictions set forth below are fundamental policies of each of the AGIC Income & Growth, AGIC Mid-Cap Growth, NFJ International Value, NFJ Large-Cap Value and NFJ Mid-Cap Value Funds and may not be changed with respect to any such Fund without shareholder approval by a vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, each such Fund:

     (1) may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);
     (2) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;
     (3) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring delivery of physical commodities;
     (4) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;
     (5) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act;
     (6) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities; and
     (7) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.
     In determining whether a transaction is permitted under the 1940 Act, Restriction 5 above will be construed not to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.
     The investment restrictions set forth below are fundamental policies of each of the NFJ Dividend Value and NFJ Small-Cap Value Funds, and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. Under these restrictions, each such Fund:
     (1) may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);
     (2) may not with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
     (3) may not with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
     (4) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;
     (5) may not purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;
     (6) may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

     (7) may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts;
     (8) may not issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;
     (9) may not lend any funds or other assets, except that such Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers’ acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Trust; and
     (10) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.
     Notwithstanding the provisions of fundamental investment restrictions (7) and (8) above, each of the above-mentioned Funds may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirements set forth above.
     Each of the Allianz RCM Funds has adopted certain investment restrictions that are fundamental policies and that may not be changed without shareholder approval by the vote of a majority of each such Fund’s outstanding voting securities.
     In the case of the Allianz RCM Funds (other than the RCM Disciplined International Equity, RCM Mid-Cap and RCM Strategic Growth Funds), these restrictions provide that each such Fund:
     (1) may not invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry, except that (i) the RCM Global Commodity Equity Fund will invest more than 25% of its assets in the natural resources industry; (ii) the RCM Technology Fund will concentrate more than 25% of its assets in the technology industry and (iii) the RCM Wellness Fund will concentrate more than 25% of its assets in the healthcare industry.
     (2) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;
     (3) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities;
     (4) may not act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities;
     (5) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring delivery of physical commodities;
     (6) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act; and
     (7) may not purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
     In determining whether a transaction is permitted under the 1940 Act, Restriction 6 above will be construed not to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time. In addition, the RCM Global Commodity Equity Fund, the RCM Technology Fund and the RCM

Wellness Fund each will measure the percentage of its assets in a particular industry by reference to a customized set of industry and sector groups for classifying securities (the “RCM Codes”). The RCM Codes are based on an expanded Morgan Stanley Capital International (“MSCI”) and Standard & Poor’s (“S&P”) industry classification model, modified to be what RCM Capital Management LLC believes is more representative of global investing and more applicable to growth industries and their sub-industries. With respect to RCM Global Commodity Equity Fund‘s fundamental investment policy relating to industry concentration, “natural resources industry” is defined to include companies principally engaged in the research, development, manufacturing, extraction, distribution or sale of materials, energy, or goods related to cyclical or commodity industries, such as the oil & gas, minerals, base metals, precious metals, chemicals, fertilizers, paper products, coal, alternative energy and steel.
     In the case of the RCM Disciplined International Equity Fund, these restrictions provide that such Fund may not:
     (1) invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry;
     (2) invest in companies for the purpose of exercising control or management;
     (3) borrow money, except from banks to meet redemption requests or for temporary or emergency purposes; provided that borrowings for temporary or emergency purposes other than to meet redemption requests shall not exceed 5% of the value of its total assets; and provided further that total borrowings shall be made only to the extent that the value of the Fund’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). For purposes of the foregoing limitations, reverse repurchase agreements and other borrowing transactions covered by segregated assets are considered to be borrowings. The Fund will not mortgage, pledge, hypothecate, or in any other manner transfer as security for an indebtedness any of its assets. This investment restriction shall not prohibit the Fund from engaging in futures contracts, options on futures contracts, forward foreign currency exchange transactions, and currency options;
     (4) purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;
     (5) make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers’ acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. The Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund’s holdings of such repurchase agreements exceeds 10% of the value of the Fund’s total assets;
     (6) act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities;
     (7) invest more than 10% of the value of its net assets in securities that are illiquid;
     (8) purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Trust, no commission or profit to a sponsor or dealer (other than the customary broker’s commission) results from such purchase and such purchase does not result in such securities exceeding 10% of the value of the Fund’s total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders. For the purpose of this restriction, the Trust considers “investment company or investment trust” to mean an investment company registered under the 1940 Act, and treats the purchase of securities in an investment company registered under the 1940 Act as a purchase in the open market if the securities purchased are registered under the Securities Act of 1933, as amended. In addition, the Trust does not consider bona fide investment management fees to be a commission or profit to a sponsor or dealer for purposes of this restriction;
     (9) purchase portfolio securities from or sell portfolio securities to the officers, directors, or other “interested persons” (as defined in the 1940 Act) of the Trust, other than unaffiliated broker-dealers;

     (10) purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts in accordance with the applicable rules of the CFTC;
     (11) issue senior securities, except that the Fund may borrow money as permitted by fundamental investment restriction (3) above. This restriction shall not prohibit the Fund from engaging in short sales, options, futures and foreign currency transactions; and
     (12) purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
     In the case of the RCM Mid-Cap Fund, these restrictions provide that such Fund:
     (1) may not invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities);
     (2) may not purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;
     (3) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;
     (4) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act;
     (5) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities;
     (6) may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws; and
     (7) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.
     In determining whether a transaction is permitted under the 1940 Act, Restriction 4 above will be construed not to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.
     In the case of the RCM Strategic Growth Fund, these restrictions provide that the Fund:
     (1) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;
     (2) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act;
     (3) may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;
     (4) may not concentrate more than 25% of the value of its assets in any one industry;
     (5) may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;
     (6) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities; and

     (7) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.
     In determining whether a transaction is permitted under the 1940 Act, Restriction (2) above will be construed not to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time. In addition, the RCM Strategic Growth Fund will measure the percentage of its assets in a particular industry by reference to the RCM Codes.
     The investment restrictions set forth below are fundamental policies of the NFJ All-Cap Value Fund, AGIC Emerging Markets Opportunities Fund, AGIC Global Fund, AGIC International Fund, AGIC Pacific Rim Fund and AGIC Systematic Growth Fund, and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. Under these restrictions, each such Fund:
     (1) may not concentrate more than 25% of the value of its total assets in any one industry;
     (2) may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;
     (3) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities;
     (4) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;
     (5) may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund’s total assets (taken at cost) and then only to secure borrowings permitted by Restriction (4) above, except that this Restriction (5) does not apply to the AGIC Emerging Markets Opportunities Fund. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);
     (6) may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;
     (7) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act; and
     (8) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.
     In determining whether a transaction is permitted under the 1940 Act, Restriction 7 above will be construed not to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.
Non-Fundamental Investment Restrictions
     Each Fund (except the Allianz RCM Funds, the AGIC Emerging Markets Opportunities and the NFJ Mid-Cap Value Funds) is also subject to the following non-fundamental restriction and policies (which may be changed without shareholder approval):
     (1) Subject to any limits set forth in its Prospectus or the SAI, each such Fund may engage in short sales to the maximum extent permitted by law.
     (2) Each such Fund may not invest more than 15% of the net assets of a Fund (taken at market value at the time of the investment) in “illiquid securities,” illiquid securities being defined to include repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide withdrawal penalties upon prepayment (other than overnight deposits), or other securities which legally or in the Adviser’s or Sub-Adviser’s opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser or Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Policies Relating to Rule 35d-1 under the 1940 Act
Certain Funds have adopted policies pursuant to Rule 35d-1(a) under the 1940 Act. Such Funds will provide to shareholders the notice required by Rule 35d-1 under the 1940 Act, as such may be interpreted or revised from time to time, with respect to any change in any policy adopted pursuant to Rule 35d-1(a). Under such policies:
     1. The NFJ Dividend Value Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that pay or are expected to pay dividends.
     2. The NFJ Small-Cap Value Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations.
     3. The RCM Global Small-Cap Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index.
     4. The RCM Technology Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of technology companies and in derivatives and other synthetic instruments that have economic characteristics similar to common stocks and other equity securities of technology companies.
     5. The RCM Wellness Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of wellness-related companies.
     6. The RCM Large-Cap Growth Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with market capitalizations of at least $5 billion.
     7. The RCM Mid-Cap Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of medium-sized companies.
     8. The AGIC Pacific Rim Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are tied economically to countries within the Pacific Rim by satisfying at least one of the following criteria: (i) they derive 50% or more of their total revenue from goods produced, sales made or services provided in one or more Pacific Rim countries; (ii) they are organized under the laws of a Pacific Rim country; (iii) they maintain 50% or more of their assets in one or more Pacific Rim countries; or (iv) the principal trading market for a class of their securities is in a Pacific Rim country.
     9. The RCM Disciplined International Equity Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies.
     10. The NFJ Large-Cap Value Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies with large market capitalizations.
     11. The RCM Global Commodity Equity Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution or sale of materials, energy or goods related to the agriculture, energy, materials or commodity-related industrials sectors.
     12. The NFJ Mid-Cap Value Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with medium market capitalizations.
     13. The AGIC Emerging Markets Opportunities Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in the securities of companies that are tied economically to countries with emerging securities markets-that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.
     14. The AGIC Mid-Cap Growth Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations.

Other Information Regarding Investment Restrictions and Policies
     The Funds are also subject to other restrictions under the 1940 Act; however, the registration of the Trust under the 1940 Act does not involve any supervision by any federal or other agency of the Trust’s management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.
     Unless otherwise stated, all limitations applicable to a Fund’s investments will apply at the time of investment. A Fund will not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Any subsequent change in the percentage of a Fund’s total assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund’s total assets will not require the Fund to dispose of an investment until the Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. The Adviser or applicable Sub-Adviser will take into account market, tax and other consequences to a Fund in considering whether or not sell or close out an investment that has become inconsistent with an investment limitation after its purchase due to market fluctuations, a change in ratings assigned to the security or other factors. In the event that ratings services assign different ratings to the same security, the Adviser or Sub-Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings. Unless otherwise indicated, references to assets in the percentage limitations on a Fund’s investments refers to total assets.
     The Sub-Advisers may use Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, the FTSE/Dow Jones Industry Classification Benchmark (ICB) system or any other reasonable industry classification system (including systems developed by the Sub-Advisers) for purposes of the Funds’ investment restrictions and policies relating to industry concentration, and the approaches used by the various Sub-Advisers may differ from one another.
     In addition, each Sub-Adviser may use definitions and standards to determine compliance with the investment policies, strategies and restrictions of the Funds it sub-advises that are specific to that Sub-Adviser. For example, a Sub-Adviser may employ its own internally developed definitions and standards in connection with defining Fund market capitalization criteria (e.g., determining whether a company is a “large,” “mid” or “small” capitalization company), characterizing a security as an “equity” or “fixed income” security, characterizing a security as a “growth” or “value” security, determining the composition of an “industry,” “sector” or group of related industries or sectors, determining the scope of a “geographic region” and characterizing an investment as a U.S. or non-U.S. investment (or otherwise determining the location of an investment for purposes of a Fund’s geographic restrictions). The definitions and standards used by a Sub-Adviser may change over time and without notice to investors, and in certain cases a Sub-Adviser may use definitions and standards for a Fund that differ from the definitions and standards it uses for other series of the Trust or for other funds and accounts that it advises.
     Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.
     To the extent a Fund covers its commitment under a derivative instrument or other borrowing by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, or by entering into offsetting positions, such instrument is not considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund.
     A Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for a Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.
     The phrase “shareholder approval,” as used in the Prospectuses, and the phrase a “vote of a majority of the outstanding voting securities,” as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, Trust or share class, as the case may be, or (2) 67% or more of the shares of the Fund, Trust or share class, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT OF THE TRUST
Trustees and Officers
     The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Fifth Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.
     Board Leadership Structure—The Trust’s Board of Trustees consists of twelve Trustees, ten of whom are Independent Trustees, meaning that over 80% of Board members that are independent. An Independent Trustee serves as Chairman of the Trustees and is selected by vote of the majority of the Independent Trustees. The Chairman of the Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.
     The Board of Trustees meets regularly four times each year to discuss and consider matters concerning the Trust and the Funds, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of Trust management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.
     The Board of Trustees has established five standing Committees to facilitate the Trustees’ oversight of the management of the Trust: the Audit Oversight and Compliance Committee, the Board Governance and Nominating Committee, the Contracts Committee, the Performance Committee and the Valuation Committee. The functions and role of each Committee are described below under “Committees of the Board of Trustees.”
     Each Independent Trustee is a member of at least two Committees, which the Board believes allows the Independent Trustees to participate in a broad range of the Board’s oversight duties. In addition, each Committee is chaired by an Independent Trustee.
     The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees on the Board and limiting Committee chairs to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust. In reaching this conclusion, the Board considered, among other things, the role of Allianz Global Fund Management and the Sub-Advisers in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of Funds that comprise the Trust, the variety of asset classes offered by the Trust, the net assets of each Fund and the Trust, and the investment advisory, administration, distribution and other service arrangements of each Fund and the Trust. The Board also believes that its structure, including the presence of two Trustees who are executives with various entities affiliated with Allianz Global Fund Management, facilitates an efficient flow of information concerning the management of the Trust to the Independent Trustees.
     Risk Oversight-Each of the Funds has retained Allianz Global Fund Management and the applicable Sub-Adviser to provide investment advisory services, and, in the case of Allianz Global Fund Management, administrative services, and these service providers are principally responsible for the management of risks that may arise from Fund investments and operations. Allianz Global Fund Management and the Sub-Advisers employ different processes, procedures and controls to identify and manage different types of risks that may affect the Funds. The Board oversees the performance of the risk management functions by Allianz Global Fund Management and the Sub-Advisers, both directly and through the Committee structure it has established. The Board receives from Allianz Global Fund Management and the Sub-Advisers a wide range of reports, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds and the Trust as a whole. These include reports on investment risks, custody and valuation of the Funds’ assets, compliance with applicable laws, and the Funds’ financial accounting and reporting. The Board also regularly receives, from the Funds’ principal underwriter, reports regarding the distribution, sale and marketing of the Funds’ shares, as well as related risks. In addition, the Board meets periodically with the individual portfolio managers of the Funds to receive reports regarding the portfolio management of the Funds and their performance, including their investment risks. In the course of these meetings and discussions with Allianz Global Fund Management and the Sub-Advisers, the Board has emphasized the importance of maintaining vigorous risk management programs and procedures.
     In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within Allianz Global Fund

Management’s organization including its Chief Risk Officer, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Trust with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.
     The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.
     The Trustees and executive officers of the Trust, their dates of birth, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustees oversee and any other directorships held by the Trustees of the Trust are listed in the following tables . Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 1633 Broadway, New York, NY 10019.
Interested Trustees

Number of
Portfolios
		Term of		in	Other Directorships
		Office and		Fund	Held by
Name,	Position(s)	Length of	Principal	Complex*	Trustee
Address and	Held with	Time	Occupation(s) During	Overseen by	During the Past 5
Date of Birth	Trust	Served****	Past 5 Years	Trustee	Years
Udo Frank** 05/06/1959	Trustee	1/2006 to present	Managing Director and Global Chief Executive Officer, RCM Capital Management LLC; Executive Committee Member, Allianz Global Investors AG; Member — Management Board of Allianz Global Investors Fund Management LLC and Caywood-Scholl Capital Management LLC; Managing Director and Chief Executive Officer of RCM U.S. Holdings LLC.	25	None

John C. Maney*** 08/03/1959	Trustee	12/2006 to present	Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006; Trustee of the funds in the Allianz/PIMCO Fund Complex since 2006.	80	None

*	The term “Fund Complex” as used herein includes each Fund of the Trust and the following registered investment companies: each series of Allianz Funds Multi-Strategy Trust, each series of PIMCO Funds, each series of PIMCO Equity Series, each series of PIMCO Equity Series VIT, each series of PIMCO ETF Trust, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund,

PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, AGIC Convertible & Income Fund, AGIC Convertible & Income Fund II, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, NFJ Dividend, Interest and Premium Strategy Fund, AGIC International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, AGIC Equity & Convertible Income Fund, AGIC Global Equity & Convertible Income Fund, PCM Fund Inc., PIMCO Income Opportunity Fund, PIMCO Strategic Global Government Fund, Inc., each series of Allianz Global Investors Managed Accounts Trust (f/k/a Fixed Income Shares), each series of USAllianz Variable Insurance Products Trust and registered investment companies advised by RCM Capital Management LLC.

**	Mr. Frank is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his positions set forth in the table above.

***	Mr. Maney is an “interested person” of the Trust due to his positions set forth in the table above, among others with the Trust’s Adviser and various affiliated entities.

****	Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

Independent Trustees

				Number
				of	Other
				Portfolios	Directorships
		Term of		in Fund	Held by
		Office**		Complex	Trustee
Name,	Position(s)	and Length	Principal	Overseen	During the
Address and	Held with	of Time	Occupation(s)	by	Past 5
Date of Birth	Trust	Served	During Past 5 Years	Trustee	Years
Maryann Bruce 04/01/1960	Trustee	6/2010 to present	President, Turnberry Advisory Group (business consulting); formerly President, Aquila Distributors, Inc.; formerly, Senior Vice President of each of the equity and bond funds in the Aquila Group of Funds; formerly, Executive Managing Director, Evergreen Investments; and formerly, President, Evergreen Investments Services, Inc. (securities distribution).	25	None.
Theodore J. Coburn 07/08/1953	Trustee	6/2002 to present	Partner, Coburn Greenberg Partners LLC (investment banking). Formerly, President, Coburn Capital Group (investment banking); Formerly Executive Vice President, Nations Academy (education management); formerly, Executive Vice President of the Edison Schools, Inc. (education management); formerly, Senior Vice President, NASDAQ Stock Market; and formerly, Partner, Brown, Coburn & Co. (investment banking).	25	Director, Ramtron International Corporation.
F. Ford Drummond 10/22/1962	Trustee	1/2006 to present	Owner/Operator, Drummond Ranch. Formerly, General Counsel, BMI-Health Plans (benefits administration).	25	None.
C. Kim Goodwin 05/15/1959	Trustee	6/2010 to present	Private investor and advisor. Formerly, Head of Equities (Global), Credit Suisse; and formerly, Chief Investment Officer-Equities, State Street Research & Management Company (investment management).	25	Director, Akamai Technologies, Inc.; Director, Popular, Inc.
James S. MacLeod 11/21/1947	Trustee	1/2006 to present	Director and Executive Vice President, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; and Sr. Managing Director and Chief Executive Officer, Homeowners Mortgage Enterprises Inc. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation.	25	Director, Sykes Enterprises, Inc.

				Number
				of	Other
				Portfolios	Directorships
		Term of		in Fund	Held by
		Office**		Complex	Trustee
Name,	Position(s)	and Length	Principal	Overseen	During the
Address and	Held with	of Time	Occupation(s)	by	Past 5
Date of Birth	Trust	Served	During Past 5 Years	Trustee	Years
Davey S. Scoon 12/14/1946	Trustee	1/2006 to present	Adjunct Assistant Professor, Tufts University School of Medicine. Formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing); and formerly, Chief Administrative and Financial Officer, SunLife Financial-U.S. (financial services).	25	Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc.; and Director, CardioKine Inc. and Orthofix International N.V.
Edward E. Sheridan 09/19/1954	Trustee	1/2006 to present	Retired, formerly, Managing Director, Head of Global Institutional Sales-Debt and Equity, Merrill Lynch & Co. Inc. (financial services).	25	None.
W. Bryant Stooks* 09/10/1940	Trustee	1/1997 to present	President, Bryant Investments, Ltd. (financial services). Formerly, President, Ocotillo At Price L.L.C. (real estate	25	None.
			investment); formerly, President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction); and formerly, Partner Arthur Andersen & Co. (auditing).
Gerald M. Thorne* 05/12/1938	Trustee	1/1997 to present	Partner, Mount Calvary Associates, LLP (low income housing); and Partner, Evergreen Partners LLC (resort real estate). Formerly, Director, Kaytee Products, Inc. (birdseed company); formerly, President and Director, Firstar National Bank of Milwaukee; formerly, Chairman, President and Director, Firstar National Bank of Sheboygan; formerly, Director, Bando-McGlocklin Capital Corp. (small business investment company); formerly, Director, VPI Inc. (plastics company); and formerly, Director, American Orthodontics Corporation.	25	None.
James W. Zug 07/22/1940	Trustee	1/2006 to present	Retired. Formerly, Partner, PricewaterhouseCoopers LLP (auditing).	25	Director, Brandywine Funds (3 portfolios); Director, Amkor Technology, Inc.; and Director, Teleflex Incorporated.

*	Prior to their election as Trustees of the Trust, Messrs. Stooks and Thorne served as Trustees of PIMCO Advisors Funds (“PAF”). As discussed above, on January 17, 1997, the Trust and PAF were involved in a transaction in which certain series of PAF were reorganized into series of the Trust.

**	Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

Executive Officers

Term of
Office
and
Name, Address	Position(s)	Length of	Principal
and Date of	Held with	Time	Occupation(s)
Birth	Trust	Served	During Past 5 Years
Brian S. Shlissel 11/14/1964	President	6/2005 to present	Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 27 funds in the Fund Complex*; President of 53 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.
Lawrence G. Altadonna	Treasurer and	6/2005 to present	Senior Vice President, Director of Fund
03/10/1966	Principal Financial and Accounting Officer		Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 80 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 Funds in the Fund Complex.
Thomas J. Fuccillo 03/22/1968	Vice President, Chief Legal Officer and Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P.; Vice President, Secretary and Chief Legal Officer of 80 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.
Youse Guia 09/03/1972	Chief Compliance Officer	9/2004 to present	Senior Vice President, Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 80 funds in the Fund Complex and of The Korea Fund, Inc.

Richard J. Cochran 01/23/1961	Assistant Treasurer	5/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).
Scott Whisten 03/13/1971	Assistant Treasurer	3/2007 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 80 funds in the Fund Complex
Richard H. Kirk 04/06/1961	Assistant Secretary	12/2004 to present	Senior Vice President, Allianz Global Investors of America L.P.; Senior Vice President and Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 53 funds in the Fund Complex.
Lagan Srivastava 09/20/1977	Assistant Secretary	12/2006 to present	Vice President, Allianz Global Investors of America L.P.; Assistant Secretary of 80 funds in the Fund Complex and of The Korea Fund, Inc.
Orhan Dzemaili 04/18/1974	Assistant Secretary	1/2011 to present	Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 80 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments LLC (2004-2007).

Each of the Trust’s executive officers is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.
     Trustee Qualifications — The Board has determined that each Trustee should continue to serve as such based on several factors (none of which alone is decisive). With the exception of Mses. Bruce and Goodwin (who each became a Board member in June 2010), each Trustee has served on the Board for a number of years and is knowledgeable about the Trust’s business and service provider arrangements. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.
     In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
     Maryann Bruce — investment management, fund administration and distribution experience as an executive and consultant; experience as a mutual fund executive officer
     Theodore J. Coburn — investment, trading and finance experience as an executive and consultant in the financial services industry; accounting background and experience; experience as a board member of mutual funds and public and private companies
     F. Ford Drummond — legal background and experience; board experience in the banking sector
     Udo Frank — investment management experience as a portfolio manager, chief investment officer and executive; leadership roles within Allianz
     C. Kim Goodwin — investment management experience as a portfolio manager, chief investment officer and consultant; experience as a board member of a public company
     James S. MacLeod — business and finance experience, including in the banking sector; experience as an officer and a board member of public and private companies
     John C. Maney — executive and board experience in the investment management industry, including senior-level positions with investment advisory firms affiliated with Allianz Global Fund Management
     Davey S. Scoon — investment management experience as an executive; accounting and finance background and experience; experience as an officer and a board member of public companies
     Edward E. Sheridan — investment and finance experience, including as an executive in the financial services industry
     W. Bryant Stooks — business and finance experience, including in the real estate and construction industries; accounting background and experience, including as a partner in a global accounting firm; experience as a board member of various organizations; experience as a board member of predecessors to certain Allianz Funds
     Gerald M. Thorne — business and finance experience; experience as a board member of various organizations; experience as a board member of predecessors to certain Allianz Funds
     James W. Zug — accounting background and experience, including as a partner in a global accounting firm; experience as a board member of mutual funds and public companies

Committees of the Board of Trustees
     The Trust’s Audit Oversight and Compliance Committee is currently composed of Ms. Bruce and Messrs. Coburn, Scoon, Stooks and Zug (Chair). Mr. Maney attends meetings as an observer but does not vote. All of the members of the Audit Oversight and Compliance Committee are Independent Trustees. The principal functions of the Audit Oversight and Compliance Committee are (i) to provide assistance to the Trustees in fulfilling their responsibility to shareholders relating to fund accounting, reporting practices of the Trust and the quality and integrity of the financial reports of the Trust, and (ii) oversight of the compliance programs of the Trust and its service providers as well as oversight of the Trust’s Chief Compliance Officer. The Audit Oversight and Compliance Committee was constituted on January 1, 2006, and prior to that date its responsibilities were carried out by separate committees — the Trust’s Audit Oversight Committee and the Trust’s Compliance Committee. The Trust’s Audit Oversight and Compliance Committee convened 6 times during the fiscal year ended June 30, 2011.
     The Trust’s Valuation Committee is currently composed of Ms. Bruce and Messrs. Frank, MacLeod (Chair), Maney, Scoon and Zug. The Valuation Committee has been delegated responsibility by the Trust’s Board of Trustees for overseeing determinations of the fair value of the Funds’ portfolio securities on behalf of the Board in accordance with the Funds’ valuation procedures. The Valuation Committee met or otherwise took action 4 times during the fiscal year ended June 30, 2011.
     The Trust’s Board Governance and Nominating Committee is currently composed of Ms. Bruce and Messrs. Drummond, MacLeod, Scoon and Thorne (Chair). Mr. Maney attends meetings as an observer but does not vote. All of the voting members of the Board Governance and Nominating Committee are Independent Trustees. The Board Governance and Nominating Committee’s responsibilities include the oversight of matters relating to the functions and duties of the Board of Trustees (including Board education) and the screening and nomination of candidates for election to the Board of Trustees as independent trustees of the Trust. It is the policy of the Board Governance and Nominating Committee to consider trustee nominees recommended by shareholders. The procedures by which shareholders can submit nominee recommendations to the Board Governance and Nominating Committee are set forth as Appendix D to this Statement of Additional Information. The Board Governance and Nominating Committee was called the Nominating Committee prior to January 1, 2006 and convened 4 times during the fiscal year ended June 30, 2011.
     The Trust’s Contracts Committee is currently composed of Ms. Goodwin and Messrs. Coburn, Scoon, Sheridan, Stooks (Chair) and Zug. The Contracts Committee’s responsibilities include reviewing and considering the periodic renewal of the Funds’ investment advisory and administration and distribution agreements and plans. The Contracts Committee convened 6 times during the fiscal year ended June 30, 2011.
     The Trust’s Performance Committee is currently composed of Ms. Goodwin (Chair) and Messrs. Drummond, Frank, MacLeod, Scoon, Sheridan and Thorne. The Performance Committee’s responsibilities include reviewing the performance of the Funds and any changes in investment philosophy, approach and personnel of the Funds’ Sub-Advisers. The Performance Committee convened 5 times during the fiscal year ended June 30, 2011.
Securities Ownership
     For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Trust, and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies. The dollar ranges used in the table are (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000. The following table includes securities in which the Trustees hold an economic interest through their deferred compensation plan. See “Trustees Compensation” below.

Securities Ownership as of December 31, 2010

Aggregate Dollar
Range of Equity
	Dollar Range of Equity	Securities in All
	Securities in	Registered Investment
	Each Fund or Series	Companies Overseen by
	Overseen	Trustee in Family of
	by the Trustee	Investment Companies*
Name of Trustee	(as of 12/31/10)	(as of 12/31/10)
Maryann Bruce		Over $100,000
NFJ Dividend Value Fund	$10,001-$50,000
NFJ International Value Fund	$10,001-$50,000
RCM Strategic Growth Fund	$10,001-$50,000
Theodore J. Coburn		Over $100,000
AGIC Global Fund	$10,001-$50,000
AGIC Pacific Rim Fund	$10,001-$50,000
AGIC Systematic Growth Fund	$10,001-$50,000
NFJ Dividend Value Fund	$10,001-$50,000
RCM Disciplined International Equity Fund	$10,001-$50,000
RCM Global Small-Cap Fund	$10,001-$50,000
C. Kim Goodwin
NFJ International Value Fund	$10,001-$50,000	Over $100,000
RCM Mid-Cap Fund	$10,001-$50,000
RCM Wellness Fund	$10,001-$50,000
F. Ford Drummond		Over $100,000
AGIC Emerging Markets Opportunities Fund	$10,001-$50,000
AGIC Growth Fund	$50,001-$100,000
AGIC Opportunity Fund	$50,001-$100,000
NFJ Dividend Value Fund	$50,001-$100,000
NFJ International Value Fund	$10,001-$50,000
NFJ Small-Cap Value Fund	$50,001-$100,000
RCM Disciplined International Equity Fund	$10,001-$50,000
RCM Technology Fund	$10,001-$50,000
Udo Frank		Over $100,000
RCM Global Small-Cap Fund	Over $100,000
RCM Large-Cap Growth Fund	Over $100,000
James S. MacLeod		Over $100,000
NFJ Dividend Value Fund	Over $100,000
NFJ Large-Cap Value Fund	Over $100,000
John C. Maney		Over $100,000
AGIC International Fund	$10,001-$50,000
NFJ Dividend Value Fund	$10,001-$50,000
NFJ International Value Fund	$50,001-$100,000
NFJ Small-Cap Value Fund	$10,001-$50,000
Davey S. Scoon		Over $100,000
AGIC Pacific Rim Fund	$10,001-$50,000
NFJ Large-Cap Value Fund	$10,001-$50,00
NFJ Small-Cap Value Fund	$50,001-$100,000
Edward E. Sheridan		Over $100,000
NFJ Small-Cap Value Fund	Over $100,000
W. Bryant Stooks		Over $100,000
AGIC Opportunity Fund	$10,001-$50,000
AGIC Target Fund	$1-$10,000
NFJ Dividend Value Fund	$10,001-$50,000
NFJ International Value Fund	$10,001-$50,000
NFJ Renaissance Fund	$10,001-$50,000
RCM Technology Fund	$10,001-$50,000

Aggregate Dollar
Range of Equity
	Dollar Range of Equity	Securities in All
	Securities in	Registered Investment
	Each Fund or Series	Companies Overseen by
	Overseen	Trustee in Family of
	by the Trustee	Investment Companies*
Name of Trustee	(as of 12/31/10)	(as of 12/31/10)
Gerald M. Thorne		Over $100,000
AGIC Growth	$50,001-$100,000
NFJ Dividend Value Fund	Over $100,000
RCM Technology Fund	Over $100,000
James W. Zug		Over $100,000
NFJ Dividend Value Fund	$50,001-$100,000
NFJ International Value Fund	$10,001-$50,000
RCM Technology Fund	Over $100,000

*	The term “Family of Investment Companies” as used herein includes each Fund of the Trust and the following registered investment companies: each series of Allianz Funds Multi-Strategy Trust, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, AGIC Convertible & Income Fund, AGIC Convertible & Income Fund II, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, NFJ Dividend, Interest and Premium Strategy Fund, AGIC International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, AGIC Equity & Convertible Income Fund, AGIC Global Equity & Convertible Income Fund, PCM Fund Inc., PIMCO Strategic Global Government Fund, Inc. Series, each series of Allianz Global Investors Managed Accounts Trust (f/k/a Fixed Income Shares), each series of USAllianz Variable Insurance Products Trust and registered investment companies advised by RCM Capital Management LLC.
     To the Trust’s knowledge, the Independent Trustees and their immediate family members do not beneficially own any securities in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2010.
Trustees’ Compensation
     Trustees, other than those affiliated with Allianz, Allianz Global Investors of America L.P. (“Allianz”) or a Sub-Adviser, currently receive an annual retainer of $80,000 ($140,000 for the Chairman), plus $8,000 ($12,000 for the Chairman) for each Board of Trustees meeting attended in person and $2,000 for each meeting attended telephonically. Each member of a Committee currently receives a $10,000 annual retainer per Committee, except for the Valuation Committee members, who currently receive a $2,000 annual retainer. The Committee Chair Fees are $7,500 for the Governance Committee (increased to $10,000 for 2012), $10,000 for the Performance Committee (increased to $15,000 for 2012), and $15,000 for each of the Audit and Contracts Committees and $2,000 for the Valuation Committee. The Chairman of the Trustees currently receives a $42,000 annual retainer for his service as a member of each Committee of the Board of Trustees. In addition, the Chairman of the Board has the authority to cause the Funds to incur costs of up to $20,000 for any staff or other expenses the Chairman believes are required to support the position. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with (i) extraordinary Fund activities or circumstances or actual or threatened litigation or (ii) an investigation of a regulatory or investment matter, the Trustee is compensated for such services at the rate of $2,500 per day plus reimbursement of reasonable expenses. The Board of Trustees may from time to time establish ad hoc committees, and Trustees who sit on such ad hoc committees may receive additional compensation for their participation.
     Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below). The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such fees if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

     The following table sets forth information regarding compensation received by those Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust for the fiscal year ended June 30, 2011 (except as noted). (Trustees who are interested persons of the Trust and Officers of the Trust receive no compensation from the Trust.)

		Pension or
		Retirement
		Benefits		Total Compensation
	Aggregate	Accrued as Part	Estimated Annual	from Trust and
	Compensation	of Trust	Benefits Upon	Fund Complex Paid
Name of Trustee	from Trust	Expenses	Retirement	to Trustees
Maryann Bruce	$144,000	N/A	N/A	$144,000
Theodore J. Coburn	$142,000	N/A	N/A	$142,000
F. Ford Drummond	$142,000	N/A	N/A	$142,000
C. Kim Goodwin	$144,500	N/A	N/A	$144,500
James S. MacLeod	$146,000	N/A	N/A	$146,000
Davey S. Scoon	$244,000	N/A	N/A	$244,000
Edward E. Sheridan	$144,500	N/A	N/A	$144,500
W. Bryant Stooks	$157,000	N/A	N/A	$157,000
Gerald M. Thorne	$150,500	N/A	N/A	$150,500
James W. Zug	$159,000	N/A	N/A	$159,000
As disclosed in the section titled “Purchases, Exchanges and Redemptions of Class A, Class B, Class C and Class R Shares,” each Fund may sell its Class A shares at net asset value without a sales charge to certain categories of investors, including current or retired officers, trustees, directors or employees of either the Trust, Allianz Global Fund Management or the Distributor, and certain other affiliates of Allianz Global Fund Management or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons. The Trust believes that this arrangement encourages affiliated persons of the Funds to invest in the Funds, which further aligns the interests of the Funds and those persons affiliated with them.
Codes of Ethics
     The Trust, Allianz Global Fund Management, NFJ, RCM, AGIC, and the Distributor have adopted Codes of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. Subject to certain conditions, these Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.
Proxy Voting Policies
     The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities have been included as Appendix C. Summary descriptions of the proxy voting policies and procedures of Allianz Global Fund Management and the Sub-Advisers are also included in Appendix C. Information regarding how the Trust voted proxies relating to securities held by the Funds during the most recent twelve-month period ended June 30 is available, without charge, upon request by calling 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P. Class D Institutional and Administrative classes) and on the Securities and Exchange Commission’s website, www.sec.gov and on the Allianz Global Investors website, www.allianzinvestors.com
Investment Adviser
     Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as investment adviser to each of the Funds pursuant to an investment advisory agreement (“Advisory Agreement”) between Allianz Global Fund Management and the Trust. The Adviser is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). Allianz, acting through an investment management division, was the former investment adviser to the Trust. Allianz was organized as a limited partnership under Delaware law in 1987. Allianz’s sole general partner is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation that owns a 99.9% non-managing interest, and Allianz Global Investors of America Holdings Inc., a Delaware corporation that owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is an indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for Allianz Global Investors of America LLC and Allianz Global Investors of

America Holdings Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Global Investors Aktiengesellschaft is Seidlstrasse, 24-24a, D-80335, Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany. Allianz’s address is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660.
     The general partner of Allianz has substantially delegated its management and control of Allianz to an Executive Committee.
     The Adviser is located at 1633 Broadway, New York, NY 10019. The Adviser and its investment management affiliates had approximately $1.4 trillion of assets under management as of June 30, 2011.
     As of the date of this Statement of Additional Information, there are currently no significant institutional shareholders of Allianz SE. Allianz SE owns approximately 10% of Commerzbank AG. Certain broker-dealers that might be controlled by, or affiliated with, Commerzbank AG may be considered to be affiliated persons of the Adviser and its affiliates. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated Brokers.”) Absent an SEC exemption or other regulatory relief, the Funds are generally precluded from effecting principal transactions with the Affiliated Brokers, and their ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, a Fund’s ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act.
Advisory Agreement
     The Adviser, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Adviser, the investments of the Funds. The Adviser also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund. As more fully discussed below, the Adviser has engaged various affiliates and non-affiliates to serve as Sub-Advisers. If a Sub-Adviser ceases to manage the portfolio of a Fund, the Adviser will either assume full responsibility for the management of that Fund, or retain a new Sub-Adviser subject to the approval of the Trustees and, if required, the Fund’s shareholders.
     Under the terms of the Advisory Agreement, the Adviser is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of the Adviser to the Trust are not exclusive under the terms of the Advisory Agreement. The Adviser is free to, and does, render investment advisory services to others.
     The Advisory Agreement will continue in effect with respect to a Fund for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund, or by the Board of Trustees, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Advisory Agreement. The Advisory Agreement may be terminated without penalty by vote of the Trustees or the vote of a majority of the outstanding voting shares of the Trust (or with respect to a particular Fund, by the vote of a majority of the outstanding voting shares of such Fund), or by the Adviser, on 60 days’ written notice to the other party, and will terminate automatically in the event of its assignment. In addition, the Advisory Agreement may be terminated with regard to the AGIC Growth, AGIC Opportunity and AGIC Target Funds by vote of a majority of the Trustees who are not interested persons of the Trust, on 60 days’ written notice to the Adviser.
     The Advisory Agreement provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     The Adviser currently receives a monthly investment advisory fee from each Fund at the following annual rates (based on the average daily net assets of the particular Funds):

Advisory
Fund	Fee Rate
NFJ Dividend Value(1), NFJ Large-Cap Value and RCM Large-Cap Growth	0.45%
RCM Mid-Cap	0.47%
AGIC Systematic Growth, AGIC Growth and RCM Disciplined International Equity	0.50%
AGIC Target	0.55%
AGIC International(2), NFJ International Value, NFJ Mid-Cap Value, NFJ Renaissance and NFJ Small-Cap Value(3)	0.60%
AGIC Income & Growth, AGIC Mid-Cap Growth, NFJ All-Cap Value and AGIC Opportunity	0.65%
AGIC Global and RCM Global Commodity Equity	0.70%
RCM Wellness	0.80%
AGIC Emerging Markets Opportunities, AGIC Pacific Rim(4), RCM Global Small-Cap and RCM Technology	0.90%
RCM Strategic Growth(5)	1.00%

(1)	The investment advisory fees are subject to a voluntary fee waiver currently in effect for the Fund that would reduce the 0.45% contractual fee rate by 0.025% on assets in excess of $7.5 billion and by an additional 0.025% on assets in excess of $10 billion, each based on the Fund’s average daily net assets.

(2)	Effective November 1, 2010 the investment advisory fees became subject to a voluntary fee waiver that reduces the contractual fee rate by 0.05% to 0.55%.

(3)	The investment advisory fees are subject to a voluntary fee waiver currently in effect for the Fund that reduces the 0.60% contractual fee rate by 0.025% on assets in excess of $3 billion, by an additional 0.025% on assets in excess of $4 billion and by an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.

(4)	Effective November 1, 2010 the investment advisory fees became subject to a voluntary fee waiver that reduces the contractual fee rate by 0.05% to 0.85%.

(5)	Effective November 1, 2010 the investment advisory fees became subject to a voluntary fee waiver that reduces the contractual fee rate by 0.10% to 0.90%.

     For the fiscal years ended June 30, 2011, June 30, 2010, and June 30, 2009 the Funds paid the Adviser the following amounts under the Advisory Agreement (those Funds that had not yet commenced operations during the periods shown are not included):

	Year Ended	Year Ended	Year Ended
Fund	6/30/11	6/30/10	6/30/09
Allianz Global Investors Value Fund(1)	N/A	N/A	1,356,524
AGIC Emerging Markets Opportunities Fund	1,178,935	836,462	793,678
AGIC Global Fund	300,383	213,803	219,654
AGIC Growth Fund	3,322,374	3,058,430	2,121,917
AGIC Income & Growth Fund	2,828,770	583,467	147,948
AGIC International Fund	557,435	799,623	1,206,204
AGIC Mid-Cap Growth Fund	45,916	37,192	53,954
AGIC Opportunity Fund	1,940,963	1,658,941	1,148,694
AGIC Pacific Rim Fund	1,193,421	1,509,645	1,825,546
AGIC Systematic Growth Fund	168,679	201,751	161,709
AGIC Target Fund	1,835,666	1,791,615	1,830,483
NFJ All-Cap Value Fund	141,670	130,293	130,880
NFJ Dividend Value Fund(1)	32,889,738	29,567,754	28,571,572
NFJ International Value Fund	11,020,160	8,369,714	6,430,052
NFJ Large-Cap Value Fund(1)	5,461,055	5,508,248	4,057,737
NFJ Mid-Cap Value Fund	73,350	58,466	52,587
NFJ Renaissance Fund(1)	4,988,659	4,771,393	4,711,577
NFJ Small-Cap Value Fund	40,953,667	35,123,335	25,166,820
OCC Equity Premium Strategy Fund(1)	N/A	N/A	131,140
OCC International Equity Fund(1)	N/A	N/A	5,308

	Year Ended	Year Ended	Year Ended
Fund	6/30/11	6/30/10	6/30/09
OCC Small-Cap Value Fund(1)	N/A	N/A	5,703
RCM Biotechnology Fund(1)	N/A	N/A	263,627
RCM Disciplined International Equity Fund(1)	213,249	226,039	242,660
RCM Global Commodity Equity Fund	347,430	277,626	226,088
RCM Global Small-Cap Fund	745,589	745,548	932,252
RCM Large-Cap Growth Fund	1,984,275	1,802,079	1,506,500
RCM Mid-Cap Fund	331,949	253,432	236,594
RCM Small-Cap Growth Fund(1)	N/A	N/A	37,234
RCM Strategic Growth Fund	103,342	92,244	46,580
RCM Technology Fund	10,563,645	9,491,359	7,752,061
RCM Wellness Fund	1,055,126	1,042,153	826,677
TOTAL	$124,245,446	$108,150,612	$92,199,960

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.
Additional Information about Services Provided by Allianz Global Fund Management
     As noted above, Allianz Global Fund Management serves as investment adviser to the Trust pursuant to the Amended and Restated Investment Advisory Agreement (the “Advisory Agreement”) between Allianz Global Fund Management and the Trust. Allianz Fund Management, subject to the supervision of the Board of Trustees, is responsible for managing the investments of the Funds either directly or through others selected by the Adviser.
     In addition, Allianz Global Fund Management: (a) recommends and, subject to the approval of the Board of Trustees, approves the funds to be offered by the Trust; (b) subject to the approval of the Board of Trustees and, as applicable, Fund shareholders, selects Sub-Advisers to manage the management of the Funds’ portfolios; (c) monitors, directly, and with the assistance of third parties, the activities of such Sub-Advisers and evaluates the Sub-Advisers’ performance; and (d) supervises Fund compliance, as discussed more fully below. Allianz Fund Management also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund and such other matters as the Trustees may request.
     Some of the objectives of Allianz Global Fund Management’s compliance program are to:
•	Continually work to enhance the compliance programs of all Allianz Global Investors of America L.P. subsidiaries;

•	Assess the existing local compliance plans in relation to current business practices from a risk-based perspective and work with local compliance to resolve major issues or gaps; and

•	Provide for the documentation of policies and procedures, with emphasis on incorporating industry best practices.
     In addition to its services as Adviser, Allianz Global Fund Management serves as Administrator to the Funds pursuant to an Amended and Restated Administration Agreement with the Trust (and in this capacity is referred to herein as the “Administrator”). The Administrator provides or procures administrative services for the Funds, which include shareholder servicing, accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to the Funds’ shareholders and regulatory filings. Relatedly, as discussed above, the Administrator (in some cases, together with its affiliates or third parties) provides certain other services, including compliance related services such as market timing monitoring and review of regulatory filings, management and coordination of activities of third-party service providers to the Funds such as transfer agency and custodian, maintenance and support services to intermediaries such as broker-dealers and retirement plan administrators, and researching and responding to customer complaints and inquiries and regulatory inquiries.

     In return for an administrative fee, the Administrator also arranges, at its own expense, for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Funds. The Administrator is also responsible for the preparation of prospectuses and shareholder reports for current shareholders and bears the costs of preparing, printing and mailing such reports.
     The table below contains the business histories of the members of the Management Board of Allianz Global Fund Management. In addition to the individuals contained in the chart below, Udo Frank (Chairman), Brian S. Shlissel and John C. Maney are also members of the Management Board. Information relating to Messrs. Frank, Shlissel and Maney is contained above in “Management of the Trust-Trustees and Officers.”

Position with Allianz
	Global Fund	Recent Professional
Name	Management	Experience
Barbara R. Claussen	Management Board	Ms. Claussen has been a member of the Management Board since January 2008. Ms. Claussen is Chief Operating Officer at NFJ which is a registered investment adviser affiliated with Allianz Global Investors Fund Management LLC. Ms. Claussen has more than 30 years of experience in the investment business. She joined NFJ in 1989 and served as its head equity trader for approximately 17 years. In 2005, she was promoted to Chief Operating Officer at NFJ. Prior to joining NFJ in 1989, she worked for NationsBank where she spent 9 years in trading. She holds a B.S. from the University of Wisconsin-Stout.
Brian J. Gaffney	Management Board	Mr. Gaffney is a Managing Director and Chief Executive Officer of Allianz Global Investors Distributors (AGID). Prior to joining AGID in July of 2008, Mr. Gaffney was a Managing Director and Head of Retail Distribution for Neuberger Berman, a position he held since 1999. Mr. Gaffney joined Neuberger Berman in 1993, having started as a regional vice president in the Institutional Mutual Funds division and subsequently as a senior vice president and National Sales Manager. Prior to joining Neuberger Berman, Mr. Gaffney was a regional vice president for Cigna Retirement Services from 1988 to 1993. He holds a BA in Sociology from Stonehill College.
Gerard P. Marino	Management Board	Mr. Marino joined Allianz Global Investors in January 2010 as a Divisional Sales Manager for the South East Division. In April 2010 he also became a Supervisory Principal after passing the Series 24 examination. Mr. Marino also holds Series 7, 63 and 65 licenses. In January 2011, Mr. Marino became Managing Director and Head of Advisory Sales. Prior to joining Allianz, Mr. Marino was employed as a Director at Chartwell Investment Partners, an SEC-registered investment advisor, from 2005 to 2010. Mr. Marino was employed as a National Sales Manager at Turner Investment Partners from 2001 to 2005. From 1996-2001, Mr. Marino was employed by John Nuveen & Co., Incorporated and Rittenhouse Financial, where he served as Vice President of Portfolio Management and Marketing. Prior to joining Rittenhouse Financial, he served as the new England Sales Manager for Brine, Inc., a sporting goods manufacturer. Mr. Marino started his financial services career at Shearson Lehman Brothers where he worked from 1987 to 1990 as an Assistant Trader on the OTC Desk. Mr. Marino earned a Bachelor’s degree in Economics from the University of Virginia in 1986. He also holds his CIMA designation from the Investment Management Consultants Association.
Scott T. Migliori	Management Board	Mr. Migliori joined RCM in 2003 as a Senior Portfolio Manager on the U.S. Large Cap Equity Portfolio Management Team. He is currently the CIO of the firm’s U.S. Large Cap Select Growth and Focused Growth strategies. In 2008, Scott was promoted to Deputy Chief Investment Officer of RCM San Francisco as part of a long term succession plan, and continues actively to drive the investment process for the Large Cap Select Growth and Focused Growth products. Prior to joining RCM, he was employed by Provident Investment Counsel, Inc. where he co-managed over $2 billion in large cap growth portfolios, and had also served as a Portfolio Manager and Analyst on mid and small cap growth funds. Prior to his investment career, Scott served as a business litigation attorney. He received his BS in Accounting from the University of Southern California, his JD from the Boalt Hall School of Law at the University of California, Berkeley, and his MBA from the Anderson School at the University of California, Los Angeles. Scott holds a CFA charter.

Position with Allianz
	Global Fund	Recent Professional
Name	Management	Experience
Stephen Sexauer	Management Board	Mr. Sexauer has been a member of the Management Board since February 2011. Mr. Sexauer is Chief Investment Officer of AGI Solutions since its inception on June 23, 2008. Mr. Sexauer has overall responsibility for AGI Solutions and is directly responsible for portfolio risk profiles, asset allocation and fund selection. Mr. Sexauer was a Managing Director of Allianz Global Investors of America LLC. Prior to Allianz, Mr. Sexauer was a portfolio manager at Morgan Stanley Asset Management from July 1989-March 2002. Mr Sexauer worked at Salomon Brothers from November 1986-June 1989, Economic Consulting at Merrill Lynch Economics from June 1982-April 1985 and Wharton Econometrics from June 1982-April 1985. Mr. Sexauer holds an M.B.A. from the University of Chicago with concentrations in economics and statistics and a B.S. from the University of Illinois in economics.
Horacio A. Valeiras	Management Board	Mr. Valeiras has been Chief Investment Officer of AGIC since 2008 and is responsible for overseeing all investment and trading functions of AGI Capital. He is also the portfolio manager for the International Growth portfolios. Mr. Valeiras is Co- Director of the Allianz Center for Behavioral Finance. He joined the firm via a predecessor affiliate in 2002 after 15 years of prior investment industry experience with Morgan Stanley Investment Management, Miller Anderson & Sherrerd, and Credit Suisse First Boston. He holds an M.B.A. from the University of California, Berkeley, an S.M. from Massachusetts Institute of Technology and a B.S. from Virginia Tech.
Portfolio Management Agreements
     The Adviser employs Sub-Advisers to provide investment advisory services to each Fund pursuant to portfolio management agreements (each a “Portfolio Management Agreement”) between the Adviser and the particular Sub-Adviser. The Adviser currently has nine investment management affiliates that are also indirect subsidiaries of Allianz, two of which, NFJ Investment Group LLC (“NFJ”) and Allianz Global Investors Capital LLC (“AGIC”), manage the Allianz NFJ Funds and Allianz AGIC Funds, respectively. RCM Capital Management LLC (“RCM”), a subsidiary of Allianz SE and an affiliate of the Adviser, is the Sub-Adviser for the Allianz RCM Funds. For services provided to the Funds, the Adviser (and not the Funds) pays the Sub-Advisers fees at the rates set forth in the Portfolio Management Agreements. Each Portfolio Management Agreement provides that neither the Adviser nor the relevant Sub-Adviser, as applicable, shall be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.
     Shareholders of certain Funds have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more Sub-Advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission (the “Exemptive Order”), as described in more detail in the Prospectuses. One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. In addition, the Exemptive Order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless such affiliates are substantially wholly-owned by Allianz. Because RCM is not wholly-owned by Allianz, the Exemptive Order does not apply to the Funds sub-advised by RCM. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has the ultimate responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.
AGIC
     Pursuant to a Portfolio Management Agreement between the Adviser and AGIC, AGIC is the Sub-Adviser and provides investment advisory services to the AGIC Emerging Markets Opportunities, AGIC Global, AGIC Growth, AGIC Systematic Growth, AGIC Income & Growth, AGIC International, AGIC Mid-Cap Growth, AGIC Opportunity, AGIC Pacific Rim and AGIC Target Funds. For the services provided, the Adviser (not the Trust) pays AGIC a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.40% for the AGIC Growth and AGIC Systematic Growth Funds, 0.45% for the AGIC Target Fund, 0.50% for the AGIC International Fund, 0.55% for the AGIC Income & Growth, AGIC Mid-Cap Growth and AGIC Opportunity Funds, 0.60% for the AGIC Global Fund, and 0.80% for the AGIC Emerging Markets Opportunities and AGIC Pacific Rim Funds.
     With respect to the AGIC International Fund, the fee payable to AGIC has been reduced by 0.05% to 0.45% on a voluntary basis through November 1, 2012. With respect to the AGIC Pacific Rim Fund, the fee payable to AGIC has been reduced by 0.05% to 0.75% on a voluntary basis through November 1, 2012.

     AGIC is registered as an investment adviser with the SEC and is organized as a Delaware limited liability company. Its principal place of business is located at 600 West Broadway, San Diego, California 92101. AGIC also has an office located at 1633 Broadway, New York, New York 10019. AGIC provides investment management services across a broad class of assets including equity, fixed income, futures and options, convertibles and other securities and derivative instruments. AGIC’s primary business is to provide discretionary advisory services to institutional clients through its separate account management services. In addition, AGIC provides discretionary investment advisory services to a variety of commingled funds (including SEC-registered open-end investment companies, SEC-registered closed-end investment companies and other commingled funds that are not registered with the SEC), which may be sponsored or established by AGIC, its affiliates or by unaffiliated third parties. AGIC also participates as a non-discretionary investment adviser providing investment models to unaffiliated third parties.
     In addition to the advisory-related services noted above, AGIC also provides administration and legal/compliance oversight services, as well as global client service, marketing and sales support to NFJ and legal/compliance and back office operations to Allianz Global Investors Solutions. As of June 30, 2011, AGIC managed approximately $14 billion in assets, not including the amount noted above for its subsidiary NFJ.
NFJ
     Pursuant to a Portfolio Management Agreement between the Adviser and NFJ, NFJ provides investment advisory services to the NFJ All-Cap Value, NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value, NFJ Mid-Cap Value, NFJ Renaissance and NFJ Small-Cap Value Funds. For the services provided, the Adviser (not the Trust) pays NFJ a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.35% for the NFJ Dividend Value and NFJ Large-Cap Value Funds, 0.50% for the NFJ International Value, NFJ Mid-Cap Value, NFJ Renaissance and NFJ Small-Cap Value Funds and 0.55% for the NFJ All-Cap Value Fund.
     With respect to the NFJ Small-Cap Value Fund, the fee payable to NFJ is subject to a voluntary reduction currently in effect for the Fund of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets, on a voluntary basis through November 1, 2012. With respect to the NFJ Dividend Value Fund, the fee payable to NFJ is subject to a voluntary reduction currently in effect for the Fund of 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Fund’s average daily net assets, on a voluntary basis through November 1, 2012.
     NFJ is an investment management firm organized as a Delaware limited liability company and is a wholly-owned subsidiary of AGIC, which, in turn, is wholly owned by Allianz. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced operations in 1989. AGIC is the sole member of NFJ. NFJ is located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201. AGIC is located at 600 West Broadway, San Diego, California 92101. NFJ provides investment management services to institutional accounts. Columbus Circle Investors (“Columbus Circle”), a former subsidiary partnership of the Adviser, served as the Sub-Adviser of the NFJ Renaissance Fund until May 7, 1999, PEA Capital LLC (“PEA”) managed the portfolio until February 15, 2005 and Oppenheimer managed the portfolio until June 4, 2009. Accounts managed and advised by NFJ (including both discretionary and non-discretionary accounts) had combined assets, as of June 30, 2011, of approximately $38 billion.
RCM
     Pursuant to a Portfolio Management Agreement between the Adviser and RCM, RCM provides investment services to the RCM Disciplined International Equity, RCM Global Commodity Equity, RCM Global Small-Cap, RCM Large-Cap Growth, RCM Mid-Cap, RCM Strategic Growth, RCM Technology and RCM Wellness Funds. For the services provided, the Adviser (and not the Trust) pays RCM a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.35% for the RCM Large-Cap Growth Fund, 0.37% for the RCM Mid-Cap Fund, 0.40% for the RCM Disciplined International Equity Fund, 0.60% for the RCM Global Commodity Equity Fund, 0.70% for the RCM Wellness Fund, 0.80% for the RCM Global Small-Cap, RCM Technology Fund and 0.90% for the RCM Strategic Growth Fund.
     With respect to the RCM Strategic Growth Fund, the fee payable to RCM has been reduced by 0.10% to 0.80% on a voluntary basis through November 1, 2012.
     RCM is an investment management firm organized as a Delaware limited liability company and is an indirect wholly-owned subsidiary of Allianz SE. Organized in 1998, it is the successor to the business of its holding company, RCM Global Investors US

Holdings LLC. It was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of June 30, 2011, RCM had approximately $24 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.
     For the fiscal years ended June 30, 2011, June 30, 2010, and June 30, 2009, the amount of portfolio management fees paid by the Adviser to the applicable Sub-Adviser (or its predecessor) for each of the Funds was as follows (those Funds that had not yet commenced operations during the periods shown are not included):

	Year Ended	Year Ended	Year Ended
Fund	6/30/11	6/30/10	6/30/09
Allianz Global Investors Value Fund(1)	N/A	N/A	1,055,074
AGIC Emerging Markets Opportunities Fund(1)	1,008,917	743,522	705,492
AGIC Global Fund	247,605	183,260	188,275
AGIC Growth Fund	2,643,259	2,446,744	1,700,986
AGIC Income & Growth Fund	2,332,165	493,703	125,187
AGIC International Fund	445,013	666,353	1,005,170
AGIC Mid-Cap Growth Fund	36,284	31,470	45,653
AGIC Opportunity Fund	1,578,636	1,403,719	983,189
AGIC Pacific Rim Fund	1,029,511	1,341,907	1,622,707
AGIC Systematic Growth Fund	131,634	161,400	129,368
AGIC Target Fund	1,498,873	1,465,867	1,509,331
NFJ All-Cap Value Fund	119,875	10,248	110,745
NFJ Dividend Value Fund(1)	25,580,908	22,997,142	22,305,795
NFJ International Value Fund	9,183,466	6,974,761	5,358,377
NFJ Large-Cap Value Fund(1)	4,247,487	4,284,193	3,156,017
NFJ Mid-Cap Value Fund	61,125	48,721	43,823
NFJ Renaissance Fund(1)	4,157,216	3,904,233	3,822,909
NFJ Small-Cap Value Fund	34,128,056	29,269,446	21,089,456
OCC Equity Premium Strategy Fund(1)	N/A	N/A	98,355
OCC International Equity Fund(1)	N/A	N/A	4,423
OCC Small-Cap Value Fund(1)	N/A	N/A	4,826
RCM Biotechnology Fund(1)	N/A	N/A	230,674
RCM Disciplined International Equity Fund(1)	170,599	180,832	197,228
RCM Global Commodity Equity Fund	297,797	237,965	196,793
RCM Global Small-Cap Fund	660,465	667,070	844,227
RCM Large-Cap Growth Fund	1,543,325	1,401,617	1,297,355
RCM Mid-Cap Fund	261,321	199,510	209,209
RCM Small-Cap Growth Fund(1)	N/A	N/A	35,643
RCM Strategic Growth Fund	92,223	83,020	43,096
RCM Technology Fund	9,389,907	8,436,763	7,039,799
RCM Wellness Fund	923,235	911,884	723,343

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture
AGIC
     Compensation Structure for AGIC (including NFJ)
     Investment professional compensation has different components that are fixed and variable (long-term or short-term). Together, they form a policy that is designed to:
•	retain investment talent for the long-term,
•	link pay to investment performance,
•	build a common culture for the larger organization, and
•	align incentives with our organizational values.
     The AGIC (including NFJ) compensation structure consists of the following:
•	Base Pay. Each portfolio manager is paid a fixed base salary that is set at a level determined by AGIC or NFJ, as applicable. In setting the base salary, the firm’s intentions are to be competitive in light of the portfolio manager’s experience and responsibilities. Firm management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation consultants.
•	Annual Cash Bonus. Each portfolio manager is eligible for an annual cash bonus, which is based generally on the relevant Fund’s pre-tax performance. Compensation linked to investment performance typically uses the relevant Fund’s benchmark (as specified in its Summary Prospectus) and/or peer group ranking through measurement periods that are trailing one, three and five years, but vary by investment team and fund. The differences in time periods are not arbitrary, but are linked to the nature of the investment processes, strategies and investment turnover.
•	Firm Profit-Linked Incentives.
Profits Interest Plan (PIP). This equity-like program is designed to link the success of AGIC’s discrete investment platforms together, building a common AGIC culture that supports the specific investment cultures of each platform and retain and incent investment professionals for long term career success at AGIC. Units are awarded to Managing Directors annually, have a terminal value that vests over five years and pay an annual “dividend distribution” based on operating profit of AGIC. The terminal value is paid in years 5 through 10, creating a long-term focus on building a sustainable business. As described below, these units will typically comprise between 10% and 30% of total compensation based on allocation amounts and values.
Long Term Incentive Plan (LTIP). This equity-like program is similarly designed to link individual success of AGIC’s discrete investment platforms together, build a common culture that supports the specific investment cultures of each platform and retain and incent investment professionals for long term career success. Units are awarded to non-Managing Directors annually, the units have a terminal value that vests over three years but do not pay an annual distribution. The terminal value is based on a combination of earnings growth at AGIC and at Allianz Global Investors AG in total. The terminal value is paid after three years. The LTIP is designed to create a long-term focus on building a sustainable business for Vice President- and Senior Vice President- level investment professionals. As described below, these units will typically comprise between 10 and 30% of total compensation based on allocation amounts and values.
     The AGIC Compensation Policy seeks to target the various components proportionally as:

•	Base Pay:	25% to 35% of total compensation
•	Annual Cash Bonus:	35% to 55% of total compensation
•	PIP/LTIP:	10% to 30% of total compensation

     The resulting mix is typically 45% to 85% variable. The variable component is roughly 1/3 to 2/3 linked to investment performance and the balance linked to long-term, profitability of the firm. Compensation linked to investment results is paid annually; compensation linked to firm profitability is paid over 10 years in the case of PIP and 3 years in the case of LTIP.
     Other Accounts Managed
     The following summarizes information regarding each of the accounts, excluding portfolios of the Funds that were managed by portfolio managers, including amounts managed by a team, committee, or other group that includes the portfolio manager, as of June 30, 2011, except as noted below.

	Other Pooled Investment				Other Registered
	Vehicles		Other Accounts		Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Pedro Marcal	0	0	3	695	1	116
Steven Tael, Ph.D., CFA	7	845	23	422	1	134
Jane Edmondson	7	845	23	422	1	134
Nelson Shing	1	6.0	2	107.9	1	146.3
Kunal Ghosh	7	845	23	422	1	134
Christopher A. Herrera	1	6.0	2	107.9	1	146.3
Mark P. Roemer	7	845	23	422	1	134
Michael E. Yee	7	761.2	10	1,308.9	7	3,775.2
Justin Kass, CFA	7	761.2	10	1,308.9	7	3,775.2
Douglas Forsyth	7	761.2	10	1,308.9	7	3,775.2
Michael Corelli	0	0	15	447.1	8	757
Jeff Parker	0	0	1	5.9	0	0
Eric Sartorius	0	0	15	447.1	8	757
William Sandow	0	0	1	5.9	0	0
Lu Yu, CFA, CIPM	7	845	23	422	1	134
Sherry Zhang	7	845	23	422	1	134
     Accounts and Assets for which Advisory Fee is Based on Performance

	Other Pooled Investment				Other Registered
	Vehicles		Other Accounts		Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Pedro Marcal	0	0	0	0	0	0
Steven Tael, Ph.D. CFA	2	585	1	18	0	0
Jane Edmondson	2	585	1	18	0	0
Nelson Shing	2	585	1	18	0	0
Kunal Ghosh	2	585	1	18	0	0
Christopher A. Herrera	2	585	1	18	0	0
Mark P. Roemer	2	585	1	18	0	0
Michael E. Yee	2	359	0	0	0	0
Justin Kass, CFA	2	359	0	0	0	0
Douglas Forsyth, CFA	2	359	0	0	0	0
Michael Corelli	0	0	0	0	0	0
Jeff Parker	0	0	0	0	0	0
Eric Sartorius	0	0	0	0	0	0
William Sandow	0	0	0	0	0	0
Lu Yu, CFA, CIPM	2	585	1	18	0	0
Sherry Zhang	2	585	1	18	0	0

     Potential Conflicts of Interest
     Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AGIC believes are faced by investment professionals at most major financial firms.
     AGIC has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
     When AGIC considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AGIC’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold-for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AGIC considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AGIC attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above. “Cross trades,” in which one AGIC account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AGIC may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AGIC has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.
     Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AGIC maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.
     A portfolio manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
     A Fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AGIC with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AGIC has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.
     A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.
     AGIC’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AGIC’s Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of AGIC will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.
     Securities Ownership
     Except as noted below, the following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages, as of June 30, 2011.

Dollar Range of Equity Securities
AGIC Emerging Markets Opportunities
Kunal Ghosh	$50,001 — $100,000
Lu, Yu, CFA, CIPM	$100,001 — $500,000
AGIC Global
Christopher A. Herrera	$100,001 — $500,000
Nelson Shing	$1 — $10,000
AGIC Systematic Growth
Jane Edmondson	$1 — $10,000
Kunal Ghosh	None
AGIC Income & Growth
Douglas Forsyth, CFA	$500,001 — $1,000,000
Michael E. Yee	$500,001 — $1,000,000
Justin Kass, CFA	$100,001 — $500,000
AGIC International
Kunal Ghosh	$10,001 — $50,000
Steven Tael, Ph.D., CFA	$50,001 — $100,000
Sherry Zhang	$10,001 — $50,000
AGIC Mid-Cap Growth
Jane Edmondson	$1 — $10,000
Mark P. Roemer	None
AGIC Pacific Rim
Pedro Marcal	$10,001 — $50,000
AGIC Growth
Jeff Parker	$100,001 — $500,000
William Sandow	$100,001 — $500,000
AGIC Opportunity
Michael Corelli	$500,001 — $1,000,000
Eric Sartorius	$500,001 — $1,000,000
AGIC Target
Jeff Parker	$500,001 — $1,000,000
William Sandow	$100,001 — $500,000

     Corporate Culture of AGIC (including NFJ)
     As has been described earlier in this SAI, by reorganizing Nicholas Applegate and Oppenheimer Capital into their corporate parent AGIC and transitioning all of the management of client assets, as well as consolidating within AGIC certain functions of NFJ, AGIC has evolved its business model from multiple, smaller-scale boutique managers to a single integrated business supporting multiple, independent alpha sources. AGIC believes such integration permits to more easily support different investment teams and approaches.
     This consolidation embraces the business model of the parent organization with the goal of combining functional areas where there are benefits, and leaving independent the areas that work better as discrete, independent functions.
     AGIC believes that certain benefits have been realized from this integration, including a single trading and risk management platform for all strategies, overall benefit of consolidated functions, and better alignment of investment and business professionals, all forming a more stable and creative culture that is stronger and more leveraged than the individual boutique firms were on their own.
     While longevity of investment personnel is a primary consideration, AGIC views all functions as important to building a stable long-term firm that best allows talented employees to spend their careers at AGIC and benefit shareholders. More than 50% of the portfolio managers at AGIC have been with the firm (or its predecessor firms) for more than 10 years. AGIC aims to keep its focus on success and long-term career development of its investment professionals and understands that state-of-the-art operations, professional client service in the retail and institutional businesses, client focused marketing and product management teams are tools that its investment professionals need to be successful.
NFJ
     Compensation
     See “Compensation Structure for AGIC (including NFJ)” above.
     Other Accounts Managed
     The following summarizes information regarding each of the accounts, excluding portfolios of the Funds that were managed by portfolio managers, including amounts managed by a team, committee, or other group that includes the portfolio manager. The advisory fee charged for managing each of these accounts is not based on performance. Except as noted below, the information is as of June 30, 2011.

	Other Pooled Investment				Other Registered
	Vehicles		Other Accounts		Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Benno J. Fischer	5	176	50	11,123	16	6,369
Paul A. Magnuson	5	176	45	10,537	15	6,321
R. Burns McKinney	2	83	40	9,809	11	5,270
Thomas W. Oliver	2	83	43	10,155	12	5,318
Morley D. Campbell	3	93	6	936	4	1,051
L. Baxter Hines	2	83	37	9,531	7	5,154
Jeff N. Reed	1	6	35	7,286	9	3,462
     Accounts and Assets for Which Advisory Fee is Based on Performance
     NFJ does not currently manage any accounts or assets for which the advisory fee is based on performance.
     Potential Conflicts of Interest
     Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ, the Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
     A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the NFJ’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.
     Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.
     A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
     A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. See “Brokerage and Research Services”.
     A Fund’s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for a Fund or other clients. NFJ’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a code of ethics adopted by NFJ, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

     As part of NFJ’s Compliance Program, NFJ has established a Compliance Committee with a Risk Sub-Committee, a Best Execution Committee, a Proxy Voting Committee, a Pricing Committee and a Performance Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.
     Securities Ownership
     The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages. Except as noted below, the information is as of June 30, 2011.

NFJ All-Cap Value
Benno J. Fischer	$10,001 - $50,000
Thomas W. Oliver	$50,001 - $100,000
Jeff N. Reed	None
NFJ Dividend Value
Benno J. Fischer	$500,001 - $1,000,000
L. Baxter Hines	$10,001 - $50,000
Paul A. Magnuson	$100,001 - $500,000
R. Burns McKinney	$100,001 - $500,000
Thomas W. Oliver	$100,001 - $500,000
Jeff N. Reed	$10,001 - $50,000
NFJ International Value
Benno J. Fischer	$100,001 - $500,000
L. Baxter Hines	$10,001 - $50,000
Paul A. Magnuson	$100,001 - $500,000
R. Burns McKinney	$100,001 - $500,000
Thomas W. Oliver	$100,001 - $500,000
NFJ Large-Cap Value
Thomas W. Oliver	$100,001 - $500,000
Paul A. Magnuson	None
Benno J. Fischer	$10,001 - $50,000
Jeff N. Reed	$10,001 - $50,000
R. Burns McKinney	$50,001 - $100,000
NFJ Mid-Cap Value
Benno J. Fischer	$10,001 - $50,000
Thomas W. Oliver	$100,001 - $500,000
Jeff N. Reed	None
NFJ Renaissance
Paul A. Magnuson	$100,001 - $500,000
Benno J. Fischer*	$10,001 - $50,000
Morley D. Campbell	$100,001 - $500,000
Jeff N. Reed	$1 - $10,000
NFJ Small-Cap Value
Paul A. Magnuson	$100,001 - $500,000
Morley D. Campbell	$10,001 - $50,000
Benno J. Fischer	$100,001 - $500,000
     See “AGIC — Corporate Culture of AGIC (Including NFJ)” for a discussion of corporate culture pertinent to NFJ.
RCM
     Compensation
     RCM maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of its staff with the investment results generated on behalf of its clients. RCM’s compensation structure reflects their belief that investment professionals are a key element of the company’s success in meeting clients’ objectives. RCM’s compensation strategy involves global standards that are applied similarly across the broader RCM Organization. The global RCM Organization is a global investment advisory organization, consisting of separate affiliated firms, which operates under the brand name RCM. In the case of certain regional experts located in other RCM Organization offices worldwide who are “associated persons” of RCM and who serve as portfolio managers for RCM Funds, this compensation strategy is applied independently by each RCM Organization company that employs such a portfolio manager. In such cases, RCM compensates the employing company through an affiliated transfer pricing arrangement that takes into account the value placed by RCM on the shared service of the portfolio manager.
     RCM compensates its portfolio managers using one of two compensation programs. The first program consists of a base salary, a variable bonus opportunity, and a long term incentive plan (the “Bonus Program”). The other program consists of profit sharing relating to the profits generated by the mutual fund managed by a particular portfolio manager (the “Profit Program”).
Bonus Program
     The primary components of RCM’s compensation system are a fixed base salary, an annual cash incentive payment (bonus) and a Long Term Incentive Plan Award (LTIPA). RCM strives to provide its people with a competitive overall package, for which it conducts ongoing research to ensure that each component, as well as total compensation, is ahead of or in line with market levels, and takes into account their performance, experience and potential. While the bonus is a cash payment driven by achievements of the individual and the business relative to set goals, the LTIPA has as its key value driver the overall growth in our operating results and thus offers our senior professionals participation in the growth of RCM’s business.
     Base Salary. Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data as well as special competitor analysis, where necessary. Base compensation typically is a bigger percentage of total compensation for more junior positions while for the most senior roles it will be a much smaller component often even capped at certain levels and only adjusted every few years.
     Bonus. Bonus compensation is designed to primarily reflect the achievements of an individual against set goals and over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative, the former reflecting investment performance evaluated based on peer data over a three-year rolling time period (calculated as one-year plus three year results at 25% and 75% weighting) and the latter reflecting contributions to broader team goals, contributions made to client review meetings, to product development or product refinement initiatives. RCM’s regional chief investment officer (“CIO”) as well as the global CIO have the same 70% quantitative/30% qualitative metric as their team members with the 70% determined by the asset weighted performance against respective benchmarks of all the portfolios under their supervision.
     Long-Term Incentive Plan. The goal of LTIPA as the non-cash, longer term incentive portion of the compensation system is to strengthen further the alignment between RCM’s clients, senior professionals, and RCM’s corporate parent. This is achieved by the program having a three year time horizon and a valuation metric which is driven by the overall performance of operating results at the level of RCM as well as Allianz Global Investors AG, RCM’s parent. LTIPA is awarded annually - for senior professionals it typically amounts to between 20-30 percent of total compensation — and pays in cash after three years, with the value determined as a multiple of the initial award and growth in operating results. Therefore, under normal circumstances, it is expected that a senior professional will have at all times at least one year of total compensation invested in three tranches of LTIPA. In terms of the criteria driving the specific allocation amounts, they are typically similar to the ones driving bonus; however, more emphasis is given to entrepreneurial initiatives, to achievements above and beyond the “normal” scope of the role and the deferred nature of the awards also allows RCM to emphasize the longer term nature of many of the projects critical for RCM to deliver results on a sustainable basis. RCM views this as very competitive and similar in nature to ownership, yet its employees do not need a liquidity event to realize large gains in value.
Profit Program
     In the Profit Program portfolio managers share in the profits generated by the mutual fund they manage. In this program, portfolio managers receive compensation based on the revenues produced by a mutual fund less designated expenses incurred by RCM to manage the fund.
     Other Accounts Managed
     The following summarizes information regarding each of the accounts, excluding portfolios of the Funds, that were managed by portfolio managers as of June 30, 2011, including amounts managed by a team, committee, or other group that includes the portfolio manager.

	Other Pooled Investment				Other Registered
	Vehicles		Other Accounts		Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Raphael L. Edelman	0	0	32	1,453	0	0
Peter A. Goetz	0	0	22	624	1	120
Louise M. Laufersweiler	1	6	13	338	1	99
Timothy McCarthy	1	6	0	0	0	0
Andrew Neville	1	85	0	0	0	0
Dennis Lai	3	716	2	83	0	0
Koji Nakatsuka	1	344	1	4	0	0
Steven Klopukh	0	0	9	336	1	99
Steven Berexa	4	762	0	0	0	0
Huachen Chen	4	411	17	891	5	1,460
Walter C. Price	6	422	11	884	5	1,460
Michael Dauchot	2	105	6	1.5	0	0
Ken Tsuboi	1	55	7	2.5	0	0
Paul A. Wagner	2	105	2	.25	0	0
Paul D. Strand	2	105	5	1.3	0	0
Alec Patterson	0	0	6	2.5	0	0
Todd G. Hawthorne	0	0	7	107	0	0
Scott T. Migliori	1	107	41	5,706	0	0
Dan Hunt	2	105	3	.25	0	0
Joanne L. Howard	1	79	34	255	0	0
Edward S. Painvin	1	64.5	17	618	0	0

Accounts and Assets for Which Advisory Fee is Based on Performance

	Other Pooled Investment				Other Registered
	Vehicles		Other Accounts		Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Raphael L. Edelman	0	0	0	0	0	0
Peter A. Goetz	0	0	0	0	0	0
Louise M. Laufersweiler	0	0	0	0	0	0
Timothy McCarthy	0	0	0	0	0	0
Andrew Neville	0	0	0	0	0	0
Dennis Lai	0	0	0	0	0	0
Koji Nakatsuka	0	0	0	0	0	0
Steven Klopukh	0	0	0	0	0	0
Steven Berexa	1	61	0	0	0	0
Huachen Chen	1	102	0	0	0	0
Walter C. Price	3	110	0	0	0	0
Michael Dauchot	0	0	0	0	0	0
Ken Tsuboi	0	0	0	0	0	0
Paul A. Wagner	0	0	0	0	0	0
Paul D. Strand	0	0	0	0	0	0
Alec Patterson	0	0	0	0	0	0
Todd G. Hawthorne	0	0	0	0	0	0
Scott T. Migliori	0	0	2	99.6	0	0
Dan Hunt	0	0	0	0	0	0
Joanne L. Howard	0	0	0	0	0	0
Edward S. Painvin	0	0	0	0	0	0
     Potential Conflicts of Interest
     Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM, the Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
     A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the RCM’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.
     “Cross trades,” in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM, the Adviser and the Board of Trustees have adopted compliance procedures that provide that any transaction between the Funds and another Adviser-advised account are to be made at an independent current market price, as required by law.

     Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.
     A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
     A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and RCM’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. See “Brokerage and Research Services.”
     A Fund’s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to codes of ethics adopted by RCM, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.
     In order to reinforce the mechanisms described above across its broader organization worldwide, the global RCM Organization has integrated global compliance standards in the compliance programs administered by all of its offices.
     Pallas Investment Partners, L.P. (“Pallas”) and Related Entities. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM.
     Pallas serves as investment manager to two unregistered investment companies (the “Pallas Hedge Funds”) — Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the “General Partner”). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner.
     Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and 1.50% for Pallas Global Technology Hedge Fund, L.P.
     Mr. Price acts as portfolio manager for certain RCM client accounts including, among others, the Allianz RCM Technology Fund.
     RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of RCM’s affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

     RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.
     In addition, trades entered into by Pallas on behalf of Pallas’ clients are executed through RCM’s equity trading desk, and trades by Pallas on behalf of Pallas’ clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM’s clients. All trades on behalf of Pallas’ clients that are executed through RCM’s equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) are treated fairly and equitably over time.
     The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, including the Allianz RCM Technology Fund, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. RCM has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.
     Securities Ownership
     The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages, as of June 30, 2011.

Dollar Range of Equity Securities
RCM Disciplined International Equity
Steven Berexa	None
RCM Global Commodity Equity
Paul D. Strand	$50,001 - $100,000
Alec Patterson	None
RCM Global Small-Cap
Louise M. Laufersweiler	$50,001 - $100,000
Timothy McCarthy	None
Andrew Neville	None
Dennis Lai	None
Koji Nakatsuka	None
RCM Large-Cap Growth
Raphael L. Edelman	$100,001 - $500,000
Peter A. Goetz	$10,001 - $50,000
Scott T. Migliori	$100,001 - $500,000
Joanne L. Howard	$100,001 - $500,000
Edward S. Painvin	$10,001 - $50,000
RCM Mid-Cap
Louise M. Laufersweiler	$100,001 - $500,000
Steven Klopukh	$100,001 - $500,000
RCM Strategic Growth
Raphael L. Edelman	None
Todd G. Hawthorne	None
RCM Technology
Walter C. Price	Over $1 million
Huachen Chen	$500,001 - $1,000,000
RCM Wellness
Ken Tsuboi	$100,001 - $500,000
Michael Dauchot	$10,001 - $50,000
Dan Hunt	$10,001 - $50,000
Paul A. Wagner	$10,001 - $50,000
     Research is the cornerstone of RCM’s investment process. RCM’s unique research platform is made up of sector-based fundamental research and its proprietary Grassroots(R) Research. Research and portfolio management are distinct and equally ranking career paths for RCM professionals. Transparency, accountability and measurement at each step of the investment process are of critical importance to RCM and are the primary drivers of compensation for all individuals across the firm.

     RCM operates from six offices around the world with over 500 employees from more than 25 nations. RCM believes diversity is an essential tool in its goal of successfully navigating the challenging and rapidly changing global marketplace. At RCM, employees are from diverse backgrounds, with diverse skills, experiences and viewpoints who work together for more informed investment decisions and for the benefit of clients. RCM encourages curious, open and aware minds, thriving on diversity but operating as one global organization.
Fund Administrator
     In addition to its services as Adviser, Allianz Global Fund Management serves as administrator (and is referred to in this capacity as the “Administrator”) to the Funds pursuant to an administration agreement (the “Administration Agreement”) with the Trust. The Administrator provides or procures administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services they require, and preparation of reports to the Trust’s shareholders and regulatory filings. Allianz Global Fund Management has, at its own expense, retained State Street Bank & Trust Company to perform certain administrative services and may retain affiliates to provide other administrative services. In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Funds and is responsible for the costs of registration of the Trust’s shares and the printing of prospectuses and shareholder reports for current shareholders. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear these expenses, at the annual rates for each Fund (each expressed as a percentage of the Fund’s average daily net assets attributable to the indicated class or classes of shares on an annual basis) in the table below.
Administrative Fee Rate

	Institutional and		Class A, Class B, Class C,
Fund	Administrative Classes(1)		Class D, and Class R(1)	Class P(1)
AGIC Emerging Markets Opportunities	0.40	%(2)	0.50%	0.50%
AGIC Global	0.35%		0.45%	0.45%
AGIC Systematic Growth	0.30%		0.40%	0.40%
AGIC Income & Growth	0.30%		0.40%	0.40%
AGIC International	0.40%		0.50%	0.50%
AGIC Mid-Cap Growth	0.30%		0.40%	0.40%
AGIC Pacific Rim	0.40%		0.50%	0.50%
NFJ All-Cap Value	0.30%		0.40%	0.40%
NFJ Dividend Value	0.30%		0.40%	0.40%
NFJ International Value(3)	0.40%		0.50%	0.50%
NFJ Large-Cap Value	0.30%		0.40%	0.40%
NFJ Mid-Cap Value	0.30%		0.40%	0.40%
NFJ Renaissance	0.30%		0.40%	0.40%
NFJ Small-Cap Value	0.30	%(4)	0.40%	0.40%
AGIC Growth	0.30%		0.40%	0.40%
AGIC Opportunity	0.30%		0.40%	0.40%
AGIC Target	0.30%		0.40%	0.40%
RCM Disciplined International Equity	0.40%		0.50%	N/A
RCM Global Commodity Equity	0.35%		0.45%	0.45%
RCM Global Small-Cap	0.35%		0.45%	0.45%
RCM Large-Cap Growth	0.30%		0.40%	0.40%
RCM Mid-Cap	0.30%		0.40%	N/A
RCM Strategic Growth	0.30%		0.40%	0.40%
RCM Technology	0.30%		0.40%	0.40%
RCM Wellness	N/A		0.40%	N/A

(1)	The total Administrative Fee rate for each class of shares of the Allianz AGIC Emerging Markets Opportunities, Allianz AGIC International, Allianz AGIC Pacific Rim, Allianz NFJ International Value and Allianz RCM Disciplined International Equity Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $250 million, by an additional 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class. The total Administrative Fee rate for each class of shares of the Allianz AGIC Global, Allianz RCM Global Commodity Equity and Allianz RCM Global Small-Cap Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class. The total Administrative Fee rate for each class of shares of all other Allianz Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

(2)	The Adviser agreed to observe, through March 31, 2011, a contractual waiver of a portion of its Administration Fees paid by Institutional Class shares such that total annual fund operating expenses (excluding extraordinary expenses) do not exceed 1.29% of the Fund’s average daily net assets attributable to the Institutional Class shares. Effective April 1, 2011, the Adviser agreed to observe, through June 30, 2012, a contractual waiver of a portion of its Administration Fees paid by Institutional Class shares such that total annual fund operating expenses (excluding extraordinary expenses) do not exceed 1.35% of the Fund’s average daily net assets attributable to the Institutional Class shares.

(3)	The Administrator has agreed to observe, through October 31, 2012, a voluntary 0.075% waiver of its Administration Fees paid by all share classes based on the Fund’s average daily net assets.

(4)	For the Allianz NFJ Small-Cap Value Fund, the Administrator has voluntarily agreed to observe, through October 31, 2012, an irrevocable waiver of a portion of its administrative fees paid by Institutional and Administrative Class shares which reduces the 0.30% contractual fee rate by 0.05% of the Fund’s average daily net assets attributable to the particular share class.

     Except for the expenses paid by the Administrator, the Trust bears all costs of its operations. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of Allianz Global Fund Management or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction and investment-related expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of Allianz Global Fund Management, Allianz, any Sub-Adviser, or the Trust, and any counsel retained exclusively for their benefit (“disinterested Trustees’ expenses”); (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principals; and (viii) any expenses allocated or allocable to a specific class of shares (“Class-specific expenses”).
     Class-specific expenses include distribution and/or service fees payable with respect to the Class A, Class B, Class C, Class D, Class R or Administrative Class shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan (the “Multi-Class Plan”) adopted pursuant to Rule 18f-3 under the 1940 Act, which is subject to review and approval by the Trustees. It is not presently anticipated that any expenses other than distribution and/or service fees and administrative fees will be allocated on a class-specific basis.
     The Administration Agreement may be terminated by the Trust at any time by vote of (1) a majority of the Trustees, (2) a majority of the outstanding voting securities of the Trust, or (3) with respect to the AGIC Growth, AGIC Opportunity and AGIC Target Funds, by a majority of the Trustees who are not interested persons of the Trust or Allianz Global Fund Management, on 60 days’ written notice to Allianz Global Fund Management.

     For the fiscal years ended June 30, 2011, June 30, 2010, and June 30, 2009, the aggregate amount of the administration fees paid by the Funds was as follows (those Funds that had not yet commenced operations during the periods shown are not included):

	Year Ended	Year Ended	Year Ended
Fund	6/30/11	6/30/10	6/30/09
Allianz Global Investors Value(1)	N/A	N/A	1,161,752
AGIC Emerging Markets Opportunities Fund	616,436	374,083	491,073
AGIC Global Fund	171,552	136,258	156,778
AGIC Systematic Growth Fund	114,302	132,062	103,450
AGIC Income & Growth Fund	1,697,584	322,661	63,150
AGIC International Fund	447,407	646,165	1,095,162
AGIC Mid-Cap Growth Fund	24,009	17,775	21,023
AGIC Pacific Rim Fund	647,293	846,070	1,159,988
NFJ All-Cap Value Fund	86,859	76,755	73,899
NFJ Dividend Value Fund(1)	22,594,094	19,736,912	18,389,412
NFJ International Value Fund	5,855,547	6,357,130	5,961,750
NFJ Large-Cap Value Fund(1)	4,604,302	4,484,438	3,092,626
NFJ Mid-Cap Value Fund	48,707	38,489	33,319
NFJ Renaissance Fund(1)	3,297,966	3,148,200	3,382,162
NFJ Small-Cap Value Fund	19,599,207	17,273,505	12,925,649
OCC Equity Premium Strategy Fund(1)	N/A	N/A	85,637
AGIC Growth Fund	2,609,723	2,371,056	1,647,594
OCC International Equity Fund(1)	N/A	N/A	3,983
AGIC Opportunity Fund	1,056,462	908,140	618,843
OCC Small-Cap Value Fund(1)	N/A	N/A	2,283
AGIC Target Fund	1,329,109	1,297,111	1,329,504
RCM Biotechnology Fund(1)	N/A	N/A	131,814
RCM Disciplined International Equity Fund(1)	207,141	234,690	282,352
RCM Global Commodity Equity Fund	204,826	173,035	152,299
RCM Global Small-Cap Fund	368,641	351,727	455,570
RCM Large-Cap Growth Fund	1,437,330	1,253,006	951,729
RCM Mid-Cap Fund	231,200	166,727	134,319
RCM Small-Cap Growth Fund(1)	N/A	N/A	10,959
RCM Strategic Growth Fund	40,748	33,323	14,908
RCM Technology Fund	4,194,917	3,840,454	3,409,674
RCM Wellness Fund	527,563	542,034	474,135
TOTAL	$72,012,925	$64,761,806	$57,816,796

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.
     The Distributor, the Administrator and their affiliates make payments to selected financial intermediaries (such as brokers or third party administrators) for providing sub-transfer agency and other administrative services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Distributor, the Administrator and/or their affiliates. The actual services provided, and the payments made for such services, vary from firm to firm, and any such variations do not alter the amount of Administrative fees paid by the Funds to the Administrator. For these services, the Distributor, the Administrator and their affiliates pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account, for networking fees for NSCC-cleared accounts and from $13 to $19 per account for services to omnibus accounts, or (ii) an annual fee at a rate of up to 0.25%, and in some cases to 0.35%, of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Administrator and their affiliates and may be in addition to any (i) distribution and /or servicing (12b-1) fees and (ii) revenue sharing or “shelf space” fees described elsewhere herein paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. If no such payments are made with respect to certain shares (e.g., because they are held directly at the transfer agent without a financial intermediary), there is no corresponding reduction in the amount of administrative fees paid to the Administrator. The Distributor and the Administrator do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

     Class P shares of the Funds may be offered through certain brokers and other financial intermediaries (“service agents”) that have established a shareholder servicing relationship with respect to the Trust on behalf of their customers, including sponsors of certain asset allocation, wrap fee and other similar programs. The Administrator currently estimates that it and/or its affiliates will pay up to an additional 0.10% per annum (on top of amounts described in the preceding paragraph) of the value of assets in the relevant accounts out of the Class P administrative fees paid under the Administration Agreement to service agents for providing administrative, sub-transfer agency, sub-accounting and other shareholder services to Class P shareholders of the Funds. Such administrative services may include, but are not limited to, the following functions: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of Class P shares; maintaining account records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; collecting and posting distributions to shareholder accounts; capturing and processing tax data; processing and mailing trade confirmations, monthly statements, prospectuses, shareholder reports and other SEC-required communications; and performing similar account administrative services. These payments are made to service agents selected by the Administrator and/or its affiliates. The actual services provided, and the payments made for such services, vary from firm to firm.
     The above-described amounts paid to service agents would be in addition to amounts paid to the Trust’s transfer agent or other service providers. Service agents may impose additional or different conditions than the Trust on the purchases, redemptions or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, redemptions or exchanges of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. In addition, the Distributor, the Administrator and their affiliates may also make payments out of their own resources, at no cost to the Fund, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Class P shares of the Fund.
DISTRIBUTION OF TRUST SHARES
Distributor and Multi-Class Plan
     Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract (the “Distribution Contract”) with the Trust. The Distributor is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission. The Distribution Contract is terminable with respect to a Fund or class of shares without penalty, at any time, by the Fund or class by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares and does not receive any compensation other than what is described below for executing securities transactions.
     The Distribution Contract will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Fund or class, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect interest financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below, by vote cast in person at a meeting called for the purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes, it may continue in effect with respect to any Fund or class as to which it has not been terminated (or has been renewed).
     The Trust currently offers up to eight classes of shares of each of the Funds: Class A, Class B, Class C, Class D, Class R, Class P, Institutional Class and Administrative Class shares. Effective November 1, 2009, Class B shares of the Funds are no longer available for purchase except through exchanges and dividend reinvestments, as discussed in the Retail Prospectus. Disclosure throughout the Statement of Additional Information regarding the “purchase” of Class B shares only relates to such exchanges and dividend reinvestments.
     Class A, Class B and Class C shares of the Trust are offered through financial institutions that have dealer agreements with the Distributor, or that have agreed to act as introducing brokers for the Distributor (“introducing brokers”).

     Class D shares are generally offered to clients of financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Trust’s Funds in particular investment products, programs or accounts for which a fee may be charged.
     Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries, and the Administrator and/or its affiliates pays service fees to these entities for services they provide to Class P shareholders. Class P shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations, corporations and high net worth individuals.
     Class R shares are eligible for investment only by certain “Class R Eligible Plans,” as defined in “Additional Information About Purchases, Exchanges and Redemptions of Class A, Class B, Class C, Class R and Institutional Class Shares” below.
     Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers’ investments in the Funds).
     Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.
     Under the Trust’s Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; and (c) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.
     Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. For instance, the various classes pay different fees under the Administration Agreement based on the different levels of administrative services provided to each Class. See “Fund Administrator.” All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. Each class may have a differing sales charge structure, and differing exchange and conversion features.
Contingent Deferred Sales Charge and Initial Sales Charge
     As described in the Retail Prospectus under the caption “Classes of Shares-Class A, B, C and R Shares,” a contingent deferred sales charge is imposed upon certain redemptions of Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Class R, Class P, Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a series-by-series basis, shareholders should consider whether to exchange shares of one Fund for shares of another Fund, or shares of a series of Allianz Funds Multi-Strategy Trust, prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemption.
     During the fiscal years ended June 30, 2011, June 30, 2010, and June 30, 2009, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares, Class B shares and Class C shares of the Funds:

	Year Ended	Year Ended	Year Ended
Class	6/30/11	6/30/10	6/30/09
Class A	$122,533	$198,642	$255,648
Class B	343,359	632,742	1,520,406
Class C	199,059	256,661	700,919
     As described in the Retail Prospectus under the caption “Classes of Shares-Class A, B, C and R Shares,” Class A shares of the Trust are sold pursuant to an initial sales charge, which declines as the amount of the purchase reaches certain defined levels. For the fiscal years ended June 30, 2011, June 30, 2010 and June 30, 2009, the Distributor received an aggregate of $5,703,185, $3,795,390 and

$3,938,403, respectively, and retained an aggregate of $812,851, $535,733 and $571,921, respectively, in initial sales charges paid by Class A shareholders of the Trust.
Distribution and Servicing Plans for Class A, Class B, Class C and Class R Shares
     As stated in the Retail Prospectus under the caption “Classes of Shares-Class A, B, C and R Shares-Distribution and Servicing (12b-1) Plans” and “How to Buy and Sell Shares,” Class A, Class B, Class C and Class R shares of the Trust are continuously offered through participating brokers that are members of the Financial Industry Regulatory Authority Inc. (“FINRA” which was formerly NASD) and which have dealer agreements with the Distributor, or that have agreed to act as introducing brokers.
     Pursuant to separate Distribution and Servicing Plans for Class A, Class B, Class C and Class R shares (the “Retail Plans”), the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B, Class C and Class R shares as to which no distribution and servicing fees were paid on account of such limitations.
     The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors) in connection with the sale of Class B, Class C and Class R shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. In the case of Class R shares, distribution and servicing fees are paid periodically on a trail-flow basis, either monthly or quarterly. Pursuant to the Distribution Agreement, with respect to each Fund’s Class A, Class B, Class C and Class R shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.
Class A Servicing Fees
     As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rate of 0.25% (calculated as a percentage of each Fund’s average daily net assets attributable to Class A shares).
Class B, Class C and Class R Distribution and Servicing Fees
     As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B, Class C and Class R shares of the Trust, and in connection with personal services rendered to Class B, Class C and Class R shareholders of the Trust and the maintenance of Class B, Class C and Class R shareholder accounts (including in each case the accounts of plan participants where shares are held by a benefit plan or its financial service firm through an omnibus account), the Trust pays the Distributor servicing and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to Class B, Class C and Class R shares, respectively):

	Servicing Fee	Distribution Fee
Class B and Class C	0.25%	0.75%
Class R	0.25%	0.25%
     The Retail Plans were adopted pursuant to Rule 12b-1 under the 1940 Act and are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

     The distribution fee applicable to Class B, Class C and Class R shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B, Class C or Class R shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B, Class C or Class R shares, printing of prospectuses and reports for other than existing Class B, Class C or Class R shareholders, advertising, and preparation, printing and distributions of sales literature. The servicing fee, which is applicable to Class A, Class B, Class C and Class R shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.
     Many of the Distributor’s sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B, Class C, Class R or Administrative Class shares of any Fund may indirectly support sales and servicing efforts relating to the other share classes of the same Fund or the other Funds’ shares of the same or different classes. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

All Funds(1)	Servicing Fee	Distribution Fee
Class A	0.25%	N/A
Class B (2)	0.25%	None
Class C (3)	0.25%	0.75%
Class R	0.25%	0.25%

(1)	Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Advisors Funds as/with Funds of the Trust in transactions which took place on January 17, 1997.

(2)	Payable only with respect to shares outstanding for one year or more.

(3)	Payable only with respect to shares outstanding for one year or more (or a shorter period if the Distributor has an agreement with the broker to that effect) so long as such shares remain outstanding.
     Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial advisor (collectively, “financial firms”) through which an investor purchases shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of a purchase a commission equal to 4.00% and 1.00%, respectively, of an investment in such share classes. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including shares of the Trust) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks. Financial firms that receive distribution and/or servicing fees may in certain circumstances pay and/or reimburse all or a portion of those fees to their customers, although neither the Trust nor the Distributor are involved in establishing any such arrangements and may not be aware of their existence.
     In addition, the Distributor and its affiliates from time to time make additional payments such as cash bonuses or provide other incentives to selected participating brokers and other financial firms as compensation for the sale or servicing of the Funds, including, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor access to the financial firms’ financial consultants (including through the firms’ intranet websites)

in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.
     A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor and its affiliates together and/or a particular class of shares, during a specified period of time. The Distributor and/or its affiliates also make payments to certain financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor and its affiliates.
     The additional payments described above are made from the Distributor’s (or its affiliates’) own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments are made to financial firms selected by the Distributor or its affiliates, generally to the financial firms that have sold significant amounts of shares of the Funds. For existing arrangements, the level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s sales by that financial firm of shares of the Trust and the Allianz Funds Multi-Strategy Trust (“MST”) and (b) 0.06% of the assets attributable to that financial firm invested in shares of the Trust and MST. New arrangements will provide for payments that generally will not exceed the sum of (a) 0.10% of such year’s sales by that financial firm of shares of the Trust and MST, (b) 0.06% of the assets attributable to that financial firm invested in equity funds of the Trust and MST, and (c) 0.03% of the assets attributable to that financial firm invested in fixed income funds of the Trust and MST.. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor, Allianz Global Fund Management and/or their affiliates may make payments of an agreed-upon amount that normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. Currently, the payments described above are generally not made with respect to Class R, Class P, Administrative Class or Institutional Class shares. In some cases, in addition to payments described above, the Distributor and its affiliates will make payments for special events such as a conference or seminar sponsored by one of such financial firms.
     If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.
     As of the date of this Statement of Additional Information, the Distributor anticipates that the firms that will receive the additional payments described above for distribution services and/or educational support include:
American Portfolios Financial Services Inc.
Ameriprise Financial Services, Inc.
Associated Securities Corp.
AXA Advisors, LLC
Banc of America Investment Services, Inc.
Banc One Securities Investment
CCO Investment Services
Chase Investment Services, Corp.
Citigroup Global Markets Inc.
Comerica Securities
Commonwealth Financial Network
Cuna Brokerage Services
E*TRADE Clearing LLC
First Allied Securities, Inc.
FSC Securities Corp.
ING Companies:
ING Financial Partners, Inc.
Financial Network Investment Corp.

Multi-Financial Securities Corp.
PrimeVest Financial Services, Inc.
Janney, Montgomery, Scott
Lincoln Financial Securities
Linsco/Private Ledger Corporation
McDonald Investments
Merrill Lynch, Pierce, Fenner & Smith Inc.
ML Stern & Co., LLC
Morgan Stanley Smith Barney LLC/Citigroup Global Markets Inc.
Mutual Service Corporation
NatCity Investments
National Planning Holdings, Inc.
Invest Financial Corp.
Investment Centers of America
National Planning Corp.
SII Investments Inc.
Northwestern Mutual Investment Services LLC
Oppenheimer & Co., Inc.
Piper Jaffray1
Questar Capital
Raymond James & Associates Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets Corp.
Robert W. Baird
Royal Alliance Associates Inc.
SagePoint Financial, Inc. (f/k/a/ AIG Financial Advisors, Inc.)
Securities America, Inc.
Sterne Agee
Summit Brokerage Services Inc.
SunTrust Investment Services
UBS Financial Services, Inc.
United Planners’ Financial Services of America
US Bancorp Investments, Inc.
Waterstone Financial Group
Wells Fargo2
WM Financial Services Inc.

1	Subsequently acquired by UBS.

2	Includes arrangements with Wachovia Capital Markets, LLC (f/k/a Wachovia Securities, LLC), which was acquired by Wells Fargo.
     The Distributor expects that additional firms may be added to this list from time to time. Wholesale representatives of the Distributor and its affiliates visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.
     Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolio, the Funds, Allianz Global Fund Management and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.
     If in any year the Distributor’s expenses incurred in connection with the distribution of Class B, Class C and Class R shares and, for Class A, Class B, Class C and Class R shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when such distribution and/or servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.
     Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract (“disinterested Retail Plan Trustees”), or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Trustees, including a majority of the disinterested Retail Plan Trustees, cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.
     The Retail Plans will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Retail Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.
     If a Retail Plan is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).
     The Trustees believe that the Retail Plans will provide benefits to the Trust. In this regard, the Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the expenses of the Funds are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by allowing the Funds to take advantage of “break points” in the Funds’ administrative fees and/or by affording greater flexibility to the Sub-Advisers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B, Class C and Class R shares of the Trust, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class A, Class B, Class C and Class R shares.

Payments Pursuant to Class A Plans
     For the fiscal years ended June 30, 2011, June 30, 2010, and June 30, 2009, the Trust paid the Distributor an aggregate of $9,162,781, $15,671,333 and $15,422,800, respectively, pursuant to the Class A Retail Plan. Such payments were allocated among the operational Funds as follows (those Funds that had not yet commenced operations during the periods shown are not included):

	Year Ended	Year Ended	Year Ended
Fund	6/30/11	6/30/10	6/30/09
Allianz Global Investors Value Fund(1)	N/A	N/A	261,409
AGIC Emerging Markets Opportunities Fund(1)	$47,869	$84,558	73,787
AGIC Global Fund	12,674	22,251	26,109
AGIC Systematic Growth Fund	9,538	17,454	15,893
AGIC Income & Growth Fund	335,407	88,519	6,193
AGIC International Fund	32,752	87,212	166,153
AGIC Mid-Cap Growth Fund	2,833	1,893	268
AGIC Pacific Rim Fund	34,701	86,374	139,588
NFJ All-Cap Value Fund	16,487	18,766	16,480
NFJ Dividend Value Fund(1)	2,226,664	4,545,152	5,707,057
NFJ International Value Fund	1,036,634	1,644,900	1,440,516
NFJ Large-Cap Value Fund(1)	276,430	671,619	702,587
NFJ Mid-Cap Value Fund	10,968	14,928	11,633
NFJ Renaissance Fund(1)	588,302	955,178	913,941
NFJ Small-Cap Value Fund	3,162,159	5,187,649	4,055,435
OCC Equity Premium Strategy Fund(1)	N/A	N/A	24,669
AGIC Growth Fund	461,595	735,924	433,080
AGIC Opportunity Fund	97,524	189,202	129,642
OCC Small-Cap Value Fund(1)	N/A.	N/A	34
AGIC Target Fund	143,910	268,041	267,937
RCM Biotechnology Fund(1)	N/A	N/A	7,843
RCM Global Commodity Equity Fund	20,216	36,542	31,059
RCM Global Small-Cap Fund	39,732	62,566	78,207
RCM Disciplined International Equity Fund(1)	16,249	31,534	34,576
RCM Large-Cap Growth Fund	78,232	123,760	97,606
RCM Mid-Cap Fund	14,124	14,039	5,754
RCM Strategic Growth Fund	6,357	9,047	4,258
RCM Technology Fund	469,825	739,212	742,082
RCM Wellness Fund	21,599	35,013	29,004

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

     During the fiscal year ended June 30, 2011, the amounts collected pursuant to the Class A Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $7,788,364; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses), $1,374,420. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows (those Funds that had not yet commenced operations during this period are not included):

		Sales Material and
Fund	Compensation	Other Expenses	Total
AGIC Emerging Markets Opportunities Fund(1)	$40,688	$7,181	$47,869
AGIC Global Fund	$10,773	$1,901	$12,674
AGIC Systematic Growth Fund	$8,107	$1,431	$9,538
AGIC Income & Growth Fund	$285,096	$50,311	$335,407
AGIC International Fund	$27,839	$4,913	$32,752
AGIC Mid-Cap Growth Fund	$2,408	$425	$2,833
AGIC Pacific Rim Fund	$29,496	$5,205	$34,701
NFJ All-Cap Value Fund	$14,014	$2,473	$16,487
NFJ Dividend Value Fund(1)	$1,892,665	$333,999	$2,226,664
NFJ International Value Fund	$881,139	$155,495	$1,036,634
NFJ Large-Cap Value Fund(1)	$234,966	$41,464	$276,430
NFJ Mid-Cap Value Fund	$9,323	$1,645	$10,968
NFJ Renaissance Fund(1)	$500,057	$88,245	$588,302
NFJ Small-Cap Value Fund	$2,687,835	$474,324	$3,162,159
AGIC Growth Fund	$392,355	$69,240	$461,595
AGIC Opportunity Fund	$82,895	$14,629	$97,524
AGIC Target Fund	$122,324	$21,586	$143,910
RCM Disciplined International Equity Fund(1)	$13,811	$2,438	$16,249
RCM Global Commodity Equity Fund	$17,184	$3,032	$20,216
RCM Global Small-Cap Fund	$33,773	$5,959	$39,732
RCM Large-Cap Growth Fund	$66,497	$11,735	$78,232
RCM Mid-Cap Fund	$12,006	$2,118	$14,124
RCM Strategic Growth Fund	$5,403	$954	$6,357
RCM Technology Fund	$399,351	$70,474	$469,825
RCM Wellness Fund	$18,359	$3,240	$21,599

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.
Payments Pursuant to Class B Plans
     For the fiscal years ended June 30, 2011, June 30, 2010, and June 30, 2009, the Trust paid the Distributor an aggregate of $1,401,650, $5,324,935, and $7,423,931, respectively, pursuant to the Class B Retail Plan. Such payments were allocated among the operational Funds as follows (those Funds that had not yet commenced operations during the periods shown are not included):

	Year Ended	Year Ended	Year Ended
Fund	6/30/11	6/30/10	6/30/09
Allianz Global Investors Value Fund(1)	N/A	N/A	633,179
AGIC Global Fund	$19,625	$78,907	112,030
AGIC Systematic Growth Fund	9,168	35,325	43,261
AGIC Pacific Rim Fund	43,820	142,346	200,212
NFJ All-Cap Value Fund(1)	6,862	18,126	21,268
NFJ Dividend Value Fund(1)	338,965	1,124,543	1,848,017
NFJ Large-Cap Value Fund(1)	174,069	760,167	483,274
NFJ Renaissance Fund(1)	302,056	1,317,653	1,836,121
NFJ Small-Cap Value Fund	251,900	1,060,259	1,333,237
OCC Equity Premium Strategy Fund(1)	N/A	N/A	43,298
AGIC Growth Fund	40,701	170,596	160,761
AGIC Opportunity Fund	19,801	60,255	51,567
AGIC Target Fund	24,411	84,294	114,805
RCM Biotechnology Fund(1)	N/A	N/A	11,584

	Year Ended	Year Ended	Year Ended
Fund	6/30/11	6/30/10	6/30/09
RCM Wellness Fund	18,635	54,789	53,656
RCM Disciplined International Equity Fund(1)	12,378	52,070	71,428
RCM Global Small-Cap Fund	41,785	114,478	153,025
RCM Technology Fund	66,480	176,598	190,040
RCM Large-Cap Growth Fund	18,526	55,241	51,564
RCM Mid-Cap Fund	12,468	19,288	11,604

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.
     During the fiscal year ended June 30, 2011, the amounts collected pursuant to the Class B Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $1,919,399; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal, operations and financing charges and expenses), $210,247. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows (those Funds that had not yet commenced operations during this period are not included):

		Sales Material and
Fund	Compensation	Other Expenses	Total
AGIC Global Fund	$16,681	$2,944	$19,625
AGIC Systematic Growth Fund	$7,792	$1,376	$9,168
AGIC Pacific Rim Fund	$37,247	$6,573	$43,820
NFJ All-Cap Value Fund(1)	$5,833	$1,029	$6,862
NFJ Dividend Value Fund(1)	$288,120	$50,845	$338,965
NFJ Large-Cap Value Fund(1)	$147,958	$26,111	$174,069
NFJ Renaissance Fund(1)	$256,748	$45,308	$302,056
NFJ Small-Cap Value Fund	$214,115	$37,785	$251,900
AGIC Growth Fund	$34,595	$6,106	$40,701
AGIC Opportunity Fund	$16,831	$2,970	$19,801
AGIC Target Fund	$20,749	$3,662	$24,411
RCM Disciplined International Equity Fund(1)	$10,521	$1,857	$12,378
RCM Global Small-Cap Fund	$35,517	$6,268	$41,785
RCM Technology Fund	$56,508	$9,972	$66,480
RCM Large-Cap Growth Fund	$15,747	$2,779	$18,526
RCM Mid-Cap Fund	$10,598	$1,870	$12,468
RCM Wellness Fund	$15,839	$2,796	$18,635

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.
Payments Pursuant to Class C Plans
     For the fiscal years ended June 30, 2011, June 30, 2010, and June 30, 2009, the Trust paid the Distributor an aggregate of $12,689,434, $23,067,895, and $25,766,977, respectively, pursuant to the Class C Retail Plan. Such payments were allocated among the operational Funds as follows (those Funds that had not yet commenced operations during the periods shown are not included):

	Year Ended	Year Ended	Year Ended
Fund	6/30/11	6/30/10	6/30/09
Allianz Global Investors Value Fund(1)	N/A	N/A	791,341
AGIC Emerging Markets Opportunities Fund	$113,260	$169,071	135,987
AGIC Global Fund	24,608	56,359	72,282
AGIC Systematic Growth Fund	17,375	35,588	38,080
AGIC Income & Growth Fund	1,052,906	177,022	16,242
AGIC International Fund	114,097	324,851	531,946
AGIC Mid-Cap Growth Fund(1)	5,536	2,998	586
AGIC Pacific Rim Fund	111,759	309,743	445,355
NFJ All-Cap Value Fund(1)	32,270	50,475	46,353
NFJ Dividend Value Fund(1)	2,485,964	5,503,162	7,858,680
NFJ International Value Fund	1,194,109	2,040,549	1,959,180

	Year Ended	Year Ended	Year Ended
Fund	6/30/11	6/30/10	6/30/09
NFJ Large-Cap Value Fund(1)	635,908	1,460,424	1,182,977
NFJ Mid-Cap Value Fund	16,059	28,156	27,532
NFJ Renaissance Fund(1)	1,183,936	2,295,428	2,474,236
NFJ Small-Cap Value Fund	2,114,848	4,095,035	3,850,683
OCC Equity Premium Strategy Fund(1)	N/A	N/A	62,667
AGIC Growth Fund	1,018,018	2,015,567	1,942,747
AGIC Opportunity Fund	403,261	715,690	570,958
OCC Small-Cap Value Fund(1)	N/A	N/A	83
AGIC Target Fund	1,100,181	2,029,966	2,093,338
RCM Biotechnology Fund(1)	N/A	N/A	23,355
RCM Disciplined International Equity Fund(1)	96,736	206,101	207,589
RCM Global Commodity Equity Fund	56,104	93,958	91,304
RCM Global Small-Cap Fund	75,137	126,264	166,299
RCM Technology Fund	710,902	1,124,029	1,021,519
RCM Large-Cap Growth Fund	50,410	82,676	61,574
RCM Mid-Cap Fund	28,280	28,334	15,565
RCM Strategic Growth Fund	9,135	15,845	3,828
RCM Wellness Fund	38,635	80,604	74,691

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.
     During the fiscal year ended June 30, 2011, the amounts collected pursuant to the Class C Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $10,786,018; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses), $1,903,417. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows (those Funds that had not yet commenced operations during this period are not included):

		Sales Material
Fund	Compensation	and Other Expenses	Total
AGIC Emerging Markets Opportunities Fund(1)	$96,271	$16,989	$113,260
AGIC Global Fund	$20,917	$3,691	$24,608
AGIC Systematic Growth Fund	$14,769	$2,606	$17,375
AGIC Income & Growth Fund	$894,970	$157,936	$1,052,906
AGIC International Fund	$96,982	$17,115	$114,097
AGIC Mid-Cap Growth Fund	$4,706	$830	$5,536
AGIC Pacific Rim Fund	$94,995	$16,764	$111,759
NFJ All-Cap Value Fund(1)	$27,429	$4,841	$32,270
NFJ Dividend Value Fund(1)	$2,113,069	$372,895	$2,485,964
NFJ International Value Fund	$1,014,993	$179,116	$1,194,109
NFJ Large-Cap Value Fund(1)	$540,522	$95,386	$635,908
NFJ Mid-Cap Value Fund	$13,650	$2,409	$16,059
NFJ Renaissance Fund(1)	$1,006,346	$177,590	$1,183,936
NFJ Small-Cap Value Fund	$1,797,621	$317,227	$2,114,848
AGIC Growth Fund	$865,315	$152,703	$1,018,018
AGIC Opportunity Fund	$342,772	$60,489	$403,261
AGIC Target Fund	$935,154	$165,027	$1,100,181
RCM Disciplined International Equity Fund(1)	$82,226	$14,510	$96,736
RCM Global Commodity Equity Fund	$47,688	$8,416	$56,104
RCM Global Small-Cap Fund	$63,866	$11,271	$75,137
RCM Technology Fund	$604,266	$106,636	$710,902
RCM Large-Cap Growth Fund	$42,849	$7,561	$50,410
RCM Mid-Cap Fund	$24,038	$4,242	$28,280
RCM Strategic Growth Fund	$7,764	$1,371	$9,135
RCM Wellness Fund	$32,840	$5,795	$38,635

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Payments Pursuant to Class R Plan
     For the fiscal years ended June 30, 2011, June 30, 2010, and June 30, 2009, the Trust paid the Distributor as aggregate of $1,145,292, $1,940,382, and $1,443,412, respectively, pursuant to the Class R Retail Plan. Such payments were allocated among the operational Funds as follows (those Funds that had not yet commenced operations during the periods shown are not included):

	Year Ended	Year Ended	Year Ended
Fund	6/30/11	6/30/10	6/30/09
Allianz Global Investors Value Fund(1)	$ N/A	N/A	$26,677
AGIC Global Fund	$1,140	$3,035	2,255
AGIC Income & Growth Fund	$0	N/A	N/A
AGIC International Fund	$200	271	179
NFJ Dividend Value Fund(1)	$585,457	1,066,243	931,464
NFJ International Value Fund	$2,663	252	N/A
NFJ Large-Cap Value	$28,658	62,324	59,194
NFJ Renaissance Fund	$39,066	75,435	82,861
NFJ Small-Cap Value Fund	$432,439	640,189	313,111
OCC Equity Premium Strategy Fund(1)	N/A	N/A	351
AGIC Growth Fund	$48,232	69,073	8,964
AGIC Opportunity	$455	47	N/A
RCM Large-Cap Growth Fund	$2,326	22,601	18,184
RCM Mid-Cap Fund	$4,656	912	172

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.
     During the fiscal year ended June 30, 2011, the amounts collected pursuant to the Class R Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $973,496; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses), $171,794. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows (those Funds that had not yet commenced operations during this period are not included):

		Sales Material
Fund	Compensation	and Other Expenses	Total
AGIC Global Fund	$969	$171	$1,140
AGIC Income & Growth Fund	$0	$0	$0
AGIC International Fund	$170	$30	$200
NFJ Dividend Value Fund(1)	$497,638	$87,819	$585,457
NFJ International Value Fund	$2,263	$400	$2,663
NFJ Large-Cap Value Fund	$24,359	$4,299	$28,658
NFJ Renaissance Fund(1)	$33,206	$5,860	$39,066
NFJ Small-Cap Value Fund	$367,573	$64,866	$432,439
AGIC Growth Fund	$40,997	$7,235	$48,232
AGIC Opportunity Fund	$387	$68	$455
RCM Large-Cap Growth Fund	$1,977	$349	$2,326
RCM Mid-Cap Fund	$3,957	$699	$4,656

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about the Fund.
     From time to time, expenses of the Distributor incurred in connection with the distribution of Class B, Class C and Class R shares of the Funds, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders of the Funds and the maintenance of Class A, Class B, Class C and Class R shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distributor. In contrast, in some cases these expenses are less than the amounts collected by the Distributor. For the fiscal year ended June 30, 2011, expenses under the Class A Plan exceeded such amounts collected by the Distributor by approximately $116,000, amounts collected under the Class B Plan exceeded such expenses by approximately $1,057,000, amounts collected under the Class C Plan exceeded such expenses by approximately $2,502,000 and amounts collected under the Class R Plan exceeded such expenses by approximately $99,000.

     The allocation of such excess among the Funds listed below as of June 30, 2011 was as follows (those Funds that had not yet commenced operations during this period are not included):

Fund	Class A	Class B	Class C	Class R
AGIC Emerging Markets Opportunities Fund(1)	3,000	N/A	28,000	N/A
AGIC Global Fund	1,000	15,000	1,000	0
AGIC Systematic Growth Fund	0	7,000	4,000	N/A
AGIC Income & Growth Fund	26,000	N/A	765,000	0
AGIC International Fund	0	N/A	4,000	0
AGIC Mid-Cap Growth Fund(1)	0	N/A	3,000	N/A
AGIC Pacific Rim Fund	1,000	33,000	5,000	N/A
NFJ All-Cap Value Fund	2,000	5,000	9,000	N/A
NFJ Dividend Value Fund(1)	(94,000)	255,000	481,000	103,000
NFJ International Value Fund	31,000	N/A	243,000	0
NFJ Large-Cap Value Fund(1)	13,000	132,000	87,000	2,000
NFJ Mid-Cap Value Fund	1,000	N/A	2,000	N/A
NFJ Renaissance Fund(1)	(15,000)	228,000	141,000	1,000
NFJ Small-Cap Value Fund	7,000	190,000	231,000	16,000
AGIC Growth Fund(1)	127,000	31,000	144,000	(23,000)
AGIC Opportunity Fund(1)	(2,000)	15,000	73,000	0
AGIC Target Fund(1)	4,000	18,000	151,000	N/A
RCM Disciplined International Equity Fund(1)	1,000	9,000	5,000	N/A
RCM Global Commodity Equity Fund	1,000	N/A	12,000	N/A
RCM Wellness Fund	2,000	14,000	3,000	N/A
RCM Global Small-Cap Fund	4,000	31,000	8,000	N/A
RCM Technology Fund	(5,000)	51,000	78,000	N/A
RCM Large-Cap Growth Fund	5,000	14,000	11,000	0
RCM Mid-Cap Fund	2,000	9,000	9,000	0
RCM Strategic Growth Fund	1,000	N/A	4,000	N/A

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.
     The allocation of such excess among the Funds, calculated as a percentage of net assets of each Fund listed below as of June 30, 2011, was as follows (those Funds that had not yet commenced operations during this period are not included):

Fund	Class A	Class B	Class C	Class R
AGIC Emerging Markets Opportunities Fund(1)	0.01%	0.00%	0.13%	0.00%
AGIC Global Fund	0.01%	0.43%	0.02%	0.00%
AGIC Systematic Growth Fund	0.00%	0.42%	0.12%	0.00%
AGIC Income & Growth Fund	0.01%	0.00%	0.29%	0.00%
AGIC International Fund	0.00%	0.00%	0.02%	0.00%
AGIC Mid-Cap Growth Fund(1)	0.00%	0.00%	0.26%	0.00%
AGIC Pacific Rim Fund	0.00%	0.44%	0.02%	0.00%
NFJ All-Cap Value Fund(1)	0.02%	0.40%	0.14%	0.00%
NFJ Dividend Value Fund(1)	-0.01%	0.42%	0.10%	0.04%
NFJ International Value Fund	0.00%	0.00%	0.10%	0.00%
NFJ Large-Cap Value Fund(1)	0.01%	0.43%	0.07%	0.02%
NFJ Mid-Cap Value Fund	0.01%	0.00%	0.06%	0.00%
NFJ Renaissance Fund(1)	0.00%	0.43%	0.06%	0.01%
NFJ Small-Cap Value Fund	0.00%	0.49%	0.06%	0.01%
AGIC Growth Fund(1)	0.03%	0.45%	0.07%	-0.12%
AGIC Opportunity Fund(1)	0.00%	0.45%	0.09%	0.00%
AGIC Target Fund(1)	0.00%	0.42%	0.07%	0.00%
RCM Disciplined International Equity Fund(1)	0.01%	0.45%	0.03%	0.00%
RCM Global Commodity Equity Fund	0.01%	0.00%	0.11%	0.00%
RCM Global Small-Cap Fund	0.01%	0.39%	0.05%	0.00%
RCM Technology Fund	0.00%	0.44%	0.06%	0.01%
RCM Large-Cap Growth Fund	0.01%	0.45%	0.11%	0.00%
RCM Mid-Cap Fund	0.02%	0.38%	0.15%	0.00%
RCM Strategic Growth Fund	0.02%	0.00%	0.24%	0.00%
RCM Wellness Fund	0.01%	0.41%	0.04%	0.00%

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Distribution and Administrative Services Plans for Administrative Class Shares
     The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of each Fund. The Trust also has adopted an Administrative Distribution Plan (together with the Administrative Services Plan, the “Administrative Plans”) with respect to the Administrative Class shares of each Fund.
     Under the terms of the Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each applicable Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.
     Under the terms of the Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders. Such services may include, but are not limited to, the following: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.
     In addition, financial intermediaries that receive fees under the Administrative Distribution Plan or the Administrative Services Plan may in turn pay and/or reimburse all or a portion of those fees to their customers.
     The same entity may be the recipient of fees under both the Administrative Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets. Fees paid pursuant to either Plan may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute “service fees” for purposes of applicable rules of FINRA. The Administrative Distribution Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule.
     Each Administrative Plan provides that it may not be amended to increase materially the costs that Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Administrative Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.
     Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Administrative Plan Trustees. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.
     Each Administrative Plan is a “reimbursement plan,” which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more than 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Administrative Plan requires that Administrative Class shares incur no interest or carrying charges.

     Rules of FINRA limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as “service fees” and therefore will not be limited by FINRA rules.
Additional Information About Institutional Class, Class P and Administrative Class Shares
     Class P, Institutional and Administrative Class shares of the Trust may also be offered through brokers, other financial intermediaries and other entities, such as benefit or savings plans and their sponsors or service providers (“service agents”), that have established a shareholder servicing relationship with respect to the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. The Distributor, Allianz Global Fund Management and their affiliates may pay, out of their own assets at no cost to the Funds, amounts to service agents for providing bona fide shareholder services to shareholders holding such shares through such service agents. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection which purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.
     The Administrator and/or its affiliates make payments to selected brokers and other financial intermediaries (“service agents”) for providing administrative, sub-transfer agency, sub-accounting and other shareholder services to shareholders holding Class P shares in nominee or street name, including, without limitation, the following services: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of Class P shares; maintaining account records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; collecting and posting distributions to shareholder accounts; capturing and processing tax data; processing and mailing trade confirmations, monthly statements, prospectuses, shareholder reports and other SEC-required communications; and performing similar account administrative services. The actual services provided, and the payments made for such services, vary from firm to firm. The Administrator currently estimates that it and/or its affiliates will pay up to an additional 0.10% per annum (on top of amounts described in the preceding paragraph) of the value of assets in the relevant accounts out of the Class P administrative fees paid under the Trust’s administration agreement to service agents for providing the services described above. Payments described above may be material to service agents relative to other compensation paid by the Funds and/or the Distributor, the Administrator and their affiliates and may be in addition to other fees, such as the revenue sharing or “shelf space” fees described below under “Class P Shares-Payments to Financial Firms” paid to such service agents. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The Distributor and the Administrator do not audit the service agents to determine whether such agents are providing the services for which they are receiving such payments.
     In addition, the Distributor, Allianz Global Fund Management and their affiliates may also make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Institutional and Administrative Class shares of the Funds. The payments described in this paragraph may be significant to the payors and the payees.
Payments Pursuant to the Administrative Plans
     For the fiscal years ended June 30, 2011, June 30, 2010, and June 30, 2009 the Trust paid qualified service providers an aggregate of $6,516,226, $5,359,486, and $3,533,729, respectively, pursuant to the Administrative Services Plan and the Administrative Distribution Plan for the Funds listed below and were allocated among the operational Funds as follows (those Funds that had not yet commenced operations during the periods shown are not included):

	Year Ended	Year Ended	Year Ended
Fund	6/30/11	6/30/10	6/30/09
Allianz Global Investors Value Fund(1)	$ N/A	$0	0
AGIC Global Fund	54	46	41
AGIC Systematic Growth Fund	39	35	31
AGIC International Fund	24	21	19
NFJ All-Cap Value Fund(1)	46	38	33
NFJ Dividend Value Fund(1)	2,688,717	2,519,172	1,745,837
NFJ International Value Fund	28	3	N/A
NFJ Large-Cap Value Fund(1)	39,345	53,798	49,663
NFJ Renaissance Fund(1)	21,150	24,532	42,574
NFJ Small-Cap Value Fund	3,478,601	2,574,944	1,582,913
OCC Equity Premium Strategy Fund(1)	N/A	0	0
AGIC Growth Fund	25,369	26,029	8,347
AGIC Opportunity Fund	6,334	3,276	340
AGIC Target Fund	134	139	261
RCM Disciplined International Equity Fund(1)	284	287	295
RCM Large-Cap Growth Fund	101,917	58,869	38,481
RCM Mid-Cap Fund	4,858	94	609
RCM Strategic Growth Fund	688	358	20
RCM Technology Fund	148,638	97,845	64,265

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.
The remaining Funds did not make payments under either Administrative Plan.
Plan for Class D Shares
     Each Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of each Fund’s shares (“distribution fees”) and/or in connection with personal services rendered to a Fund’s shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to a Distribution and Servicing Plan (“12b-1 Plan”) adopted by the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the 12b-1 Plan for Class D shares, the Funds pay distribution and/or servicing fees (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares) not to exceed 0.25%. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.
     In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs that Class D shareholders may bear under the Plan without the approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Class D Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding Class D shares and it shall continue in effect only so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Class D Plan Trustees.
     Rules of FINRA limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as “service fees” and therefore will not be limited by FINRA rules.

Payments Pursuant to Class D Plan
     For the fiscal years ended June 30, 2011, June 30, 2010, and June 30, 2009, the Trust paid qualified service providers an aggregate of $4,951,591, $4,505,086 and $3,259,326, respectively, pursuant to the Class D Plan. Such payments were allocated among the Funds as follows (those Funds that had not yet commenced operations during the periods shown are not included):

	Year Ended	Year Ended	Year Ended
Fund	6/30/11	6/30/10	6/30/09
Allianz Global Investors Value Fund(1)	N/A	0	49,337
AGIC Emerging Markets Opportunities Fund(1)	20,836	20,085	49,214
AGIC Global Fund	4,067	4,555	4,873
AGIC Systematic Growth Fund	1,522	1,509	1,417
AGIC Income & Growth Fund	45,156	6,255	143
AGIC International Fund	7,100	13,444	18,069
AGIC Mid-Cap Growth Fund(1)	476	630	26
AGIC Pacific Rim Fund	75,985	97,147	110,451
NFJ All-Cap Value Fund(1)	5,370	5,139	5,834
NFJ Dividend Value Fund(1)	1,707,356	1,677,256	1,327,293
NFJ International Value Fund	221,440	237,513	253,726
NFJ Large-Cap Value Fund(1)	1,518,532	1,141,188	405,709
NFJ Mid-Cap Value Fund	777	538	476
NFJ Renaissance Fund(1)	47,514	22,708	29,278
NFJ Small-Cap Value Fund	365,933	448,009	248,862
AGIC Opportunity Fund	3,710	3,026	573
OCC Equity Premium Strategy Fund(1)	N/A	0	313
AGIC Growth Fund	24,374	35,716	13,623
OCC Small-Cap Value Fund(1)	N/A	0	20
AGIC Target Fund	1,597	1,766	1,747
RCM Biotechnology Fund(1)	N/A	0	65,822
RCM Disciplined International Equity Fund(1)	2,897	2,492	2,266
RCM Global Commodity Equity Fund	14,821	12,745	11,508
RCM Global Small-Cap Fund	49,537	40,269	47,842
RCM Large-Cap Growth Fund	89,967	74,224	55,551
RCM Mid-Cap Fund	4,494	3,112	1,487
RCM Strategic Growth Fund	1,833	1,991	209
RCM Technology Fund	474,637	396,957	351,339
RCM Wellness Fund	261,660	256,812	202,318

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.
Purchases, Exchanges and Redemptions
     Purchases, exchanges and redemptions of the Trust’s shares are discussed in the Prospectuses, under the heading “How to Buy and Sell Shares” and that information is incorporated herein by reference. Certain purchases of the Trust’s shares are subject to a reduction or elimination of sales charges, as summarized in the Retail Prospectus and as described in greater detail below. Variations in sales charges reflect the varying efforts required to sell shares to separate categories of investors.
     Certain clients of the Adviser or a Sub-Adviser whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by the Funds will be valued in accordance with procedures adopted by the Board of Trustees.
     The minimum initial investment for shares of the Institutional Class, Class P and Administrative Class is $1 million, except that the minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Fund or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion, including for Trustees, officers and employees of the Funds, the Adviser, the Sub-Advisers and the Distributor and their immediate family members, and trusts or plans primarily for the benefit of such persons. The minimum initial investment for single defined contribution plans is $100,000, unless the plan has 250 eligible participants or is associated with an existing plan that meets the minimum investment criteria. The investment minimum for shareholders with existing accounts is $200,000, provided that the current market value of the account is at least $1,000,000. For omnibus accounts, all minimums stated above apply at the omnibus level and not at the underlying investor level.
     The minimum initial investment in Class D shares of any Fund is $1,000, with a minimum subsequent investment of $50 per Fund. The minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Fund or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion.
     To obtain more information about exceptions to the minimum initial investment for Institutional Class, Class P, Administrative Class and Class D shares, please call the Trust at 1-800-498-5413 or the Distributor at 1-800-988-8380.
     One or more classes of shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of a Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.
     As described and subject to any limits in the Retail Prospectus under the caption “How to Buy and Sell Shares — Exchanging Shares” and in the Institutional Prospectus under the caption “How to Buy and Sell Shares — Exchange Privilege” and in this Statement of Additional Information under the section titled “Additional Information About Purchases, Exchanges and Redemptions of Class A, Class B, Class C, Class R and Institutional Class Shares,” a shareholder may exchange shares of any Fund for shares of the same class of any other series of the Trust that is available for investment, or any series of Allianz Multi-Strategy Funds, that is available for investment, on the basis of their respective net asset values. This exchange privilege may in the future be extended to cover any “interval” funds that may be established and managed by the Adviser and its affiliates. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge (“CDSCs”) will carry over to the investment in the new fund. For example, if a shareholder invests in Class C shares of one fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1.00%) exchanges his shares for Class C shares of another fund, no sales charge would be imposed upon the exchange, but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first fund as described herein.
     Shares of one class of a Fund may be exchanged, at a shareholder’s option, directly for shares of another class of the same Fund (an “intra-Fund exchange”), subject to the terms and conditions described below and to such other fees and charges as set forth in the applicable Prospectus(es) (including the imposition or waiver of any sales charge or CDSC), provided that the shareholder for whom the intra-Fund exchange is being requested meets the eligibility requirements of the class into which such shareholder seeks to exchange. Additional information regarding the eligibility requirements of different share classes, including investment minimums and intended distribution channels, is provided under “Distribution of Trust Shares” above, and/or in the applicable Prospectus(es). Shares of a Fund will be exchanged for shares of a different class of the same Fund on the basis of their respective NAVs. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-Fund exchange may be subject to higher or lower total expenses following such exchange. In addition to changes in ongoing fees and expenses, a shareholder receiving new shares in an intra-Fund exchange may be required to pay an initial sales charge (load) or CDSC. Generally, intra-Fund exchanges into Class A shares will be subject to a Class A sales charge unless otherwise noted below, and intra-Fund exchanges out of Class A, Class B or Class C shares will be subject to the standard schedule of CDSCs for the share class out of which the shareholder is exchanging, unless otherwise noted below. If Class B shares are exchanged for Class A shares, a shareholder will be responsible for paying any applicable Class B CDSCs and any applicable Class A sales charges. If Class C shares are exchanged for Class A shares, a shareholder will be responsible for paying any Class C CDSCs and any applicable Class A sales charge. With respect to shares subject to a CDSC, if less than all of an investment is exchanged out of one class of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged. Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes upon such an intra-Fund exchange, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If an intra-Fund exchange incurs a CDSC or sales charge, Fund shares may be redeemed to pay such charge, and that redemption will be taxable. Shareholders should consult their tax advisors as to the federal, state and local or non-U.S. tax consequences of an intra-Fund exchange.
     Orders for exchanges accepted prior to the time Fund shares are valued on any day the Trust is open for business will be executed at the respective net asset values next determined as of the valuation time for Fund shares on that day. Orders for exchanges received after the time Fund shares are valued on any business day will be executed at the respective net asset values determined as of the valuation time for Fund shares on the next business day.
     The Trust and the Adviser each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.
     Pursuant to provisions of agreements between the Distributor and participating brokers, introducing brokers, Service Organizations and other financial intermediaries (together, “intermediaries”) that offer and sell shares and/or process transactions in shares of the Funds, intermediaries are required to engage in such activities in compliance with applicable federal and state securities laws and in accordance with the terms of the Prospectuses and this Statement of Additional Information. Among other obligations, to the extent an intermediary has actual knowledge of violations of Fund policies (as set forth in the then current Prospectuses and this Statement of Additional Information) regarding (i) the timing of purchase, redemption or exchange orders and pricing of Fund shares or (ii) market timing or excessive short-term trading, the intermediary is required to report such known violations promptly to the Distributor by calling 1-888-852-3922.
     Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.
     The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1.00% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held by the particular Fund. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.
     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount. The applicable minimums and other information about such mandatory redemptions are set forth in the applicable Prospectus or in this Statement of Additional Information under the section titled “Additional Information About Purchases, Exchanges and Redemptions of Class A, Class B, Class C, Class R and Institutional Class Shares.” The Trust’s Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.
Additional Information about Purchases, Exchanges and Redemptions of Class A, Class B, Class C, Class R and Institutional Class Shares
How to Buy Shares
     Class A, Class B, Class C and Class R shares of each Fund are continuously offered through the Distributor and through other firms that have dealer agreements with the Distributor (“participating brokers”) or that have agreed to act as introducing brokers for the Distributor (“introducing brokers”). The Distributor is an affiliate of Allianz Global Fund Management and also a subsidiary of Allianz. As discussed in the Retail Prospectus and noted above, effective November 1, 2009, Class B shares of the Funds are no longer available for purchase except through exchanges and dividend reinvestments. Disclosure throughout the Statement of Additional Information regarding the “purchase” of Class B shares only relates to such exchanges and dividend reinvestments.
     Purchases Through Your Financial Advisor. You may purchase Class A or Class C shares through a financial advisor.

     Purchases By Mail. Investors who wish to invest in Class A or Class C shares by mail may send a completed application form along with a check payable to Allianz Family of Funds at:
Regular Mail:
Allianz Family of Funds
P.O. Box 8050
Boston, MA 02266-8050
Overnight Mail:
Allianz Family of Funds
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021-2809
     Investors who wish to invest in Institutional Class shares by mail may send a completed application form along with a check payable to Allianz Family of Funds to:
Allianz Family of Funds
P.O. Box 219968
Kansas City, MO 64121-9968
     (The Distributor does not provide investment advice and will not accept any responsibility for your selection of investments as it does not have access to the information necessary to assess your financial situation). All shareholders who establish accounts by mail will receive individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Fund shares, including the total number of Fund shares owned as of the confirmation date, except that purchases resulting from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See “Distributions” in the Retail Prospectus. Information regarding direct investment or any other features or plans offered by the Trust may be obtained by calling the Distributor at 1-800-988-8380 or by calling your broker.
     Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.
     The Trust reserves the right to require payment by wire or official U.S. bank check. The Trust generally does not accept payments made by cash, money order, temporary/starter checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.
     The Trust or the Distributor may lower or waive the minimum investment amounts for certain categories of investors at their discretion.
     Purchases By Telephone. You may elect to purchase shares after enrolling in Fund Link (see “Allianz Funds Fund Link” below). You can purchase fund shares over the phone. To initiate such purchases, call 1-800-988-8380.
     Purchasing Class R Shares. Class R shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans, and other specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or an Adviser to utilize Class R shares in certain investment products or programs (each such plan or account, a “Class R Eligible Plan”). Class R shares are not available to traditional and Roth IRAs, SEPs, SAR-SEPs, SIMPLE IRAs, 403(b)(7) custodial accounts, Coverdell Education Savings Accounts or retail or institutional benefit plans other than those specified above. Additionally, Class R shares are generally available only to Class R Eligible Plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm level). Although Class R shares may be purchased by a plan administrator directly from the Distributor, specified benefit plans that purchase Class R shares directly from the Distributor must hold their shares in an omnibus account at the benefit plan level. Plan participants may not directly purchase Class R shares from the Distributor.

     Subsequent Purchases of Shares. Subsequent purchases of Class A, Class B, Class C or Institutional Class shares can be made as indicated above by mailing a check (to the appropriate address) with a letter describing the investment or (with respect to Class A, Class B and Class C shares) with the additional investment portion of a confirmation statement. Except for subsequent purchases through the Allianz Funds Auto-Invest plan, the Allianz Funds Auto-Exchange plan, tax-qualified programs and the Allianz Funds Fund Link referred to below, and except during periods when an Automatic Withdrawal Plan is in effect, the minimum subsequent purchase, unless the minimum has been lowered or waived by the Trust or Distributor at their discretion, in any Fund is $50. All payments should be made payable to Allianz Funds and should clearly indicate the shareholder’s account number. Checks should be mailed to the appropriate address above under “Purchases By Mail.”
     Unavailable or Restricted Funds. Certain Funds and/or share classes are not currently offered to the public as of the date of this Statement of Additional Information. Please see the Retail Prospectus for details.
     Additional Information About Purchasing Shares. Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order plus a sales charge, which may be imposed either (i) at the time of the purchase in the case of Class A shares (the “initial sales charge alternative”), (ii) on a contingent deferred basis in the case of Class B shares (the “deferred sales charge alternative”) or (iii) by the deduction of an ongoing asset-based sales charge in the case of Class C shares (the “asset-based sales charge alternative”). Class R shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. In certain circumstances, Class A and Class C shares are also subject to a Contingent Deferred Sales Charge (“CDSC”). See “Alternative Purchase Arrangements.” Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.
     Orders sent to the Distributor’s P.O. Box are not deemed “received” until they arrive at the Distributor’s facility. This may affect the date on which they are processed.
     All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day are processed at that day’s offering price. However, orders received by the Distributor after the offering price is determined that day from dealers, brokers or certain retirement plans that have an agreement with the Adviser or the Distributor will receive such offering price if the orders were received by the dealer, broker or retirement plan from its customer prior to such determination and were transmitted to and received by the Distributor or the Transfer Agent prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on a day other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended on any day on which the New York Stock Exchange is closed and, if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.
     Minimum Purchase Amounts. Except for investments pursuant to the Uniform Gifts to Minors Act, tax-qualified plans and, to the extent agreed to by the Distributor, wrap programs referred to below under “Alternative Purchase Arrangements-Sales at Net Asset Value,” and purchases by certain registered representatives as described below under “Registered Representatives’ Investments,” the minimum initial investment in Class A, Class B or Class C shares of any Fund is $1,000, with a minimum additional investment of $50 per Fund, and there is no minimum initial or additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts. The minimum initial investment amount for Institutional Class shares of any Fund is $1,000,000, unless the minimum has been lowered or waived by the Trust or Distributor at their discretion. For information about dealer commissions and other payments to dealers, see “Alternative Purchase Arrangements” below. Persons selling Fund shares may receive different compensation for selling Class A, Class B, Class C or Class R shares. Normally, Fund shares purchased through participating brokers are held in the investor’s account with that broker. No share certificates will be issued except, and to the extent, provided in the Retail Prospectus.
     Tax-Qualified Specified Benefit and Other Plans. The Distributor makes available specified benefit plan services and documents for Individual Retirement Accounts (IRAs), including Roth IRAs, for which Boston Safe Deposit & Trust Company serves as trustee and for IRA Accounts under the Internal Revenue Code of 1986, as amended (the “Code”). The Distributor makes available services and prototype documents for Simplified Employee Pension Plans (SEP). In addition, prototype documents are available for establishing 403(b)(7) custodial accounts with Boston Safe Deposit & Trust Company as custodian. This form of account is available to employees of certain non-profit organizations.

     For purposes of this section, a “Plan Investor” means any of the following: 401(k) plan, profit-sharing plan, money purchase pension plan, defined benefit plan, 457 plan, employer-sponsored 403(b) plan, non-qualified deferred compensation plan, health care benefit funding plan and specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or an Adviser to utilize Class R shares in certain investment products or programs, or other benefit plan specified as such by the Distributor. The term “Plan Investor” does not include an IRA, Roth IRA, SEP IRA, SIMPLE IRA, SAR-SEP IRA, 403(b)(7) custodial account, a Coverdell Education Savings Account or a College Access 529 Plan Account.
     The minimum initial investment for all Plan Investors, IRAs, Roth IRAs, SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and 403(b)(7) custodial accounts are set forth in the table under “Specified Benefit Account Minimums” below. For Plan Investors invested in a Fund through “omnibus” account arrangements, there is no minimum initial investment per plan participant. Instead, there is a minimum initial investment per plan, which is agreed upon by the Distributor and the financial intermediary maintaining the omnibus account. However, any Plan Investor that has existing positions in the Funds and that does not already maintain an omnibus account with a Fund and would like to invest in such Fund is subject to the minimum initial investment set forth in the table under “Specified Benefit Account Minimums” below.
     Allianz Funds Auto-Invest. The Allianz Funds Auto-Invest plan provides for periodic investments into a shareholder’s account with the Trust by means of automatic transfers of a designated amount from the shareholder’s bank account. The minimum investment for eligibility in the Allianz Funds Auto-Invest plan is $1,000 per Fund for Class A, Class B and Class C shares and $1,000,000 for Institutional Class shares, unless the minimum has been waived or lowered by the Trust or Distributor at its discretion. Investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are purchased through the plan. Further information regarding the Allianz Funds Auto-Invest plan is available from the Distributor or participating brokers. You may enroll by completing the appropriate section on the account application, or you may obtain an Auto-Invest application by calling the Distributor or your broker. The use of the Allianz Funds Auto-Invest plan may be limited for certain Funds and/or share classes at the discretion of the Distributor.
     Registered Representatives’ Investments. Current registered representatives and other full-time employees of participating brokers or such persons’ spouses or trusts or custodial accounts for their minor children may purchase Class A shares at net asset value without a sales charge. The minimum initial investment in each case is $1,000 per Fund and the minimum subsequent investment is $50.
     Uniform Gifts to Minors Act Investments. For investments pursuant to the Uniform Gifts to Minors Act, the minimum initial investment in Class A, Class B and Class C shares of any Fund is $1,000, with a minimum additional investment of $50 per Fund.
     Allianz Funds Auto-Exchange. The Allianz Funds Auto-Exchange plan establishes regular, periodic exchanges from one Fund account to another Fund account. The plan provides for regular investments into a shareholder’s account in a specific Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identical account registration.
     Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $1,000 to open a new Fund account for Class A, Class B and Class C shares and $1,000,000 for Institutional Class shares and $50 for any existing Fund account for which shares are purchased through the plan.
     Further information regarding the Allianz Funds Auto-Exchange plan is available from the Distributor at 1-800-988-8380 or participating brokers. You may enroll by completing an application, which may be obtained from the Distributor or by telephone request at 1-800-988-8380. The use of Allianz Funds Auto-Exchange plan may be limited for certain Funds and/or other share classes at the option of the Distributor, and as set forth in the Retail Prospectus. For more information on exchanges, see “Exchange Privilege.”
     Allianz Funds Fund Link. Allianz Funds Fund Link (“Fund Link”) connects your Fund account(s) with a bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under “How to Redeem.” Purchase transactions are effected by electronic funds transfers from the shareholder’s account at a U.S. bank or other financial institution that is an Automated Clearing House (“ACH”) member. Investors may use Fund Link to make subsequent purchases of shares in any amount greater than $50. To initiate such purchases, call 1-800-988-8380. All such calls will be recorded. Fund Link is normally established within 45 days of receipt of a Fund Link application by Boston Financial Data Services, Inc. (the “Transfer Agent”), the Funds’ transfer agent for Class A, B, C and R shares. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the New York Stock Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.

     Fund Link privileges must be requested on the account application. To establish Fund Link on an existing account, complete a Fund Link application, which is available from the Distributor or your broker, with signatures validated from all shareholders of record for the account. See “Signature Validation” below. Such privileges apply to each shareholder of record for the account unless and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link application signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker “street name” accounts or in other omnibus accounts.
     Signature Validation. When a signature validation is called for, a “Medallion” signature guarantee or a signature validation program (SVP) stamp will be required. A Medallion signature guarantee or an SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program or SVP recognized by the Securities Transfer Association. Signature validations from financial institutions that are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount.
     The Distributor reserves the right to modify its signature validation standards at any time. The Funds may change the signature validation requirements from time to time upon notice to shareholders, which may, but is not required to, be given by means of a new or supplemented Retail Prospectus. Shareholders should contact the Distributor for additional details regarding the Funds’ signature validation requirements.
     Account Registration Changes. Changes in registration or account privileges may be made in writing to the Transfer Agent. Signature validation may be required. See “Signature Validation” above. All correspondence must include the account number and must be sent to:
Regular Mail for Class A, Class B and Class C:
Allianz Family of Funds
P.O. Box 8050
Boston, MA 02266-8050
Regular Mail for Institutional Class
Allianz Family of Funds
P.O. Box 219968
Kansas City, MO 64121-9968
Overnight Mail:
Allianz Family of Funds
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021-2809
     Minimum Account Size — Class A, Class B and Class C Shares. Due to the relatively high cost to the Funds of maintaining small accounts, shareholders are asked to maintain an account balance in each Fund in which the shareholder invests at least the amount necessary to open the type of account involved. If a shareholder’s balance for any Fund is below such minimum for three months or longer, the Fund’s administrator shall have the right (except in the case of retirement accounts) to close that Fund account after giving the shareholder 60 days in which to increase his or her balance. The shareholder’s Fund account will not be liquidated if the reduction in size is due solely to market decline in the value of the shareholder’s Fund shares or if the aggregate value of the shareholder’s accounts (and the accounts of the shareholder’s spouse and his or her children under the age of 21 years), or all of the accounts of an employee benefits plan of a single employer, in Funds of the Trust and Allianz Funds Multi-Strategy Trust exceeds $50,000.
     Transfer on Death Registration. The Distributor may accept “transfer on death” (“TOD”) registration requests from investors. The laws of a state selected by the Distributor in accordance with the Uniform TOD Security Registration Act will govern the registration. The Distributor may require appropriate releases and indemnifications from investors as a prerequisite for permitting TOD registration. The Distributor may from time to time change these requirements (including by changes to the determination as to which state’s law governs TOD registrations).
     Summary of Minimum Investments and Account Size. The following table provides a summary of the minimum initial investment, minimum subsequent investment and minimum account size for each type of account (including Specified Benefit Accounts):

	Initial Minimum	Subsequent Minimum
Type of Account	Investment	Investment	Minimum Account Size
Regular/General
Retail Accounts	$1,000 per Fund	$50 per Fund	$1,000
IRA	$1,000 per Fund	$50 per Fund	$1,000
Roth IRA	$1,000 per Fund	$50 per Fund	$1,000
UTMA	$1,000 per Fund	$50 per Fund	$1,000
UGMA	$1,000 per Fund	$50 per Fund	$1,000
Auto-Invest	$1,000 per Fund	$50 per Fund	$1,000
Auto-Exchange	$1,000 per Fund	$50 per Fund	$1,000
SEP IRA established on or before March 31, 2004	per Fund/per $50 participant	$0	$50
SEP IRA established after March 31, 2004	per Fund/per $1,000 participant	$0	$1,000
SIMPLE IRA*	per Fund/per $50 participant	$0	$50
SAR-SEP IRA*	per Fund/per $50 participant	$0	$50
403(b)(7) custodial account plan established on or before March 31, 2004	per Fund/per $50 participant	$0	$50
403(b)(7) custodial account plan established after March 31, 2004	per Fund/per $1,000 participant	$0	$1,000
Plan Investors held through omnibus accounts-
Plan Level	$0	$0	$0
Participant
Level	$0	$0	$0
Plan Investors held through non-omnibus accounts (individual participant accounts) established on or before March 31, 2004	$50 per Fund	$0	$50
Plan Investors held through non-omnibus accounts (individual participant accounts) established after March 31, 2004	$1,000 per Fund	$0	$1,000

*	The minimums apply to existing accounts only. No new SIMPLE-IRA or SAR-SEP IRA accounts are being accepted.
Alternative Purchase Arrangements
     The Funds offer investors up to four classes of shares (Class A, Class B, Class C and Class R) in the Retail Prospectus. Class A, Class B and Class C shares bear sales charges in different forms and amounts and bear different levels of expenses, as described below. Class R shares do not bear a sales charge, but are subject to expenses that vary from those levied on Class A, Class B or Class C shares, and are available only to Class R Eligible Plans. Through the Institutional Prospectus, certain of the Funds currently offer up to four additional classes of shares in the United States: Class D, Class P, Institutional Class and Administrative Class shares. Class D shares are offered through financial intermediaries. Class P shares are offered primarily through certain asset allocation, wrap fee and other fee-based programs sponsored by broker-dealers and other financial intermediaries. Institutional Class shares are offered to pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and other high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Similar to Class R shares, Class D, Class P, Institutional Class and Administrative Class shares are sold without a sales charge and have different expenses than Class A, Class B, Class C and Class R shares. As a result of lower sales charges and/or operating expenses, Class D, Class P, Institutional Class and Administrative Class shares are generally expected to achieve higher investment returns than Class A, Class B, Class C or Class R shares. To obtain more information about the other classes of shares, please call the

Trust at 1-800-498-5413 (for Institutional Class, Administrative Class, and Class P shares) or the Distributor at 1-800-988-8380 (for Class D shares).
     The alternative purchase arrangements described in this Statement of Additional Information are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, including the amount and intended length of the investment, the particular Fund and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, investors should consider the anticipated life of an intended investment in the Funds, the size of the investment, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares into Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.
     Investors should understand that initial sales charges, servicing and distribution fees and CDSCs are all used directly or indirectly to fund the compensation of financial intermediaries that sell Fund shares. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive for recommending a particular share class over other share classes.
     Class A. The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge applicable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the asset-based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period that will subject such shares to a CDSC as described below. See “Class A Deferred Sales Charge” below.
     Class B. Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an initial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after they have been held for a period of time. Class B shares of series of the Funds purchased before October 1, 2004 convert into Class A shares after the shares have been held for eight years. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares, which are lower than the distribution and servicing fees charged on either Class B or Class C shares. See “Deferred Sales Charge Alternative-Class B Shares” below.
     Class C. Class C shares might be preferred by investors who intend to purchase shares that are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for at least one year. However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to maintain their investment in the Funds for long periods. See “Asset-Based Sales Charge Alternative-Class C Shares” below.
     Class R. Only Class R Eligible Plans may purchase Class R shares. Class R shares might be preferred by a Class R Eligible Plan that intends to invest retirement plan assets held through omnibus accounts and does not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Class R shares are preferable to Class B and Class C shares because Class R shares are not subject to a CDSC and are subject to lower aggregate distribution and/or service (12b-1) fees and may be preferable to Class A shares because Class R shares are not subject to the initial sales charge imposed on Class A shares.
     In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally “Initial Sales Charge Alternative-Class A Shares” and “Waiver of Contingent Deferred Sales Charges” below.

     The maximum purchase of Class B shares of a Fund in a single purchase is $49,999. The maximum purchase of Class C shares of a Fund in a single purchase is $499,999. If an investor intends to purchase Class B or Class C shares: (i) for more than one Fund and the aggregate purchase price for all such purchases will exceed $49,999 for Class B shares or $499,999 for Class C shares or (ii) for one Fund in a series of transactions and the aggregate purchase amount will exceed $49,999 for Class B shares or $499,999 for Class C shares, then in either such event the investor should consider whether purchasing another share class may be in the investor’s best interests. The Funds may refuse any order to purchase shares.
     For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B, Class C and Class R shares, see “Distribution and Servicing (12b-1) Plans” in the Retail Prospectus.
Waiver of Contingent Deferred Sales Charges. The CDSC applicable to Class A and Class C shares is currently waived for:
(i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or permanent and total disability (as defined in Section 22(e) of the Code) that occurs after the purchase of Class A or Class C shares;
(ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan;
(iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA;
(iv) any partial or complete redemption following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity that is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and provided the death or disability occurs after the purchase of the shares;
(v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA;
(vi) up to 10% per year of the value of a Fund account that (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan;
(vii) redemptions by Trustees, officers and employees of any of the Trusts, and by directors, officers and employees of the Distributor, Allianz or Allianz Global Fund Management;
(viii) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in such shareholder’s account is less than a minimum account size specified in the Retail Prospectus;
(ix) involuntary redemptions caused by operation of law;
(x) redemptions of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;
(xi) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases;
(xii) redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases;
(xiii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Code for which the Trust is the designated financial institution;

(xiv) a redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (i.e., commissions or reallowances of initial sales charges and advancements of service and distribution fees); and
(xv) a redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.
The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases:
(i) in connection with required minimum distributions to IRA account owners or to plan participants or beneficiaries who are age 70 1/2 or older;
(ii) involuntary redemptions caused by operation of law;
(iii) redemption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;
(iv) following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity that is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and further provided the death or disability occurs after the purchase of the shares;
(v) up to 10% per year of the value of a Fund account that (a) has a value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan (See “Redemptions of Class A, Class B, Class C or Class R Shares”); and
(vi) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in the account is less than a minimum account size specified in the Retail Prospectus.
     The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians’ certificates (e.g., with respect to disabilities), etc.
     Exempt Transactions; No CDSCs or Payments to Brokers. Investors will not be subject to CDSCs, and brokers and dealers will not receive any commissions or reallowances of initial sales charges or advancements of service and distribution fees, on the transactions described below (which are sometimes referred to as “Exempt Transactions”):
•	A redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (e.g., commissions and/or reallowances of initial sales charges and advancements of service and distribution fees).
•	A redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.
•	Transactions described under clause (A) of Note 4 to the tables in the subsection “Initial Sales Charge Alternative-Class A Shares.”
     Initial Sales Charge Alternative — Class A Shares. Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge. As indicated below under “Class A Deferred Sales Charge,” certain investors who purchase $1,000,000 or more of any Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of up to 1% if they redeem such shares during the first 18 months after their purchase.

			Discount or
			Commission to
	Sales Charge	Sales Charge	dealers as a % of
	as % of Net	as % of Public	Public Offering
Amount of Purchase	Amount Invested	Offering Price	Price*
$0-$49,999	5.82%	5.50%	4.75%
$50,000-$99,999	4.71%	4.50%	4.00%
$100,000-$249,999	3.63%	3.50%	3.00%
$250,000-$499,999	2.56%	2.50%	2.00%
$500,000-$999,999	2.04%	2.00%	1.75%
$1,000,000 +	0.00%	0.00%	0.00	%(1)

*	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.
(1)	The Distributor will pay a commission to dealers that sell amounts of $1,000,000 or more of Class A shares according to the following schedule: 1.00% of the first $2,000,000, 0.75% of amounts from $2,000,001 to $5,000,000, and 0.50% of amounts over $5,000,000. The Distributor will then also pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning in the thirteenth month after purchase. These payments are not made in connection with sales to employer-sponsored plans.
     Each Fund receives the entire net asset value of its Class A shares purchased by investors (i.e., the gross purchase price minus the applicable sales charge). The Distributor receives the sales charge shown above less any applicable discount or commission “reallowed” to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.
     Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.
     Under the circumstances described below, investors may be entitled to pay reduced sales charges for Class A shares.
     These discounts and commissions may be increased pursuant to special arrangements from time to time agreed upon between the Distributor and certain participating brokers.
     Right of Accumulation and Combined Purchase Privilege (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds (as defined below) into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor. An Eligible Fund is a Fund that offers Class A shares.
     The term “Qualifying Investor” refers to:
(i)	an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)
or
(ii)	a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved
or
(iii)	an employee benefit plan of a single employer.

*	For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

     Shares purchased or held through a Plan Investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor qualifies for a Cumulative Quantity Discount.
     Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment amount allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. At the investor’s option, a Letter of Intent may include purchases of Class A shares of any Eligible Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter of Intent will not be adjusted. In making computations concerning the amount purchased for purpose of a Letter of Intent, any redemptions during the operative period are deducted from the amount invested.
     Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Eligible Funds under a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Eligible Fund, you and your spouse each purchase Class A shares of the AGIC Growth Fund worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Eligible Funds to qualify for the 3.50% sales charge on the total amount being invested.
     A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Eligible Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.
     If an investor wishes to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Fund, the investor should complete the appropriate portion of the account application. A current Class A shareholder desiring to do so may obtain a form of Letter of Intent by contacting the Distributor at 1-800-988-8380 or any broker participating in this program.
     Shares purchased or held through a Plan Investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor has qualified for a reduced sales charge through the use of a Letter of Intent.
     Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See “How Fund Shares Are Priced” in the Retail Prospectus. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder’s interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the investor’s broker.
     Sales at Net Asset Value. Each Fund may sell its Class A shares at net asset value without a sales charge to
(i) current or retired officers, trustees, directors or employees of the Trust, the Allianz Funds Multi-Strategy Trust, Allianz, Allianz Global Fund Management, or the Distributor, other affiliates of Allianz Global Fund Management and funds advised or subadvised by any such affiliates, in any case at the discretion of Allianz Global Fund Management, or the Distributor; a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit-sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale; (ii) current registered representatives and other full-time employees of participating brokers or such persons’ spouses or for trust or custodial accounts for their minor children;
(iii) trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations or charitable organizations, the trustee, administrator, recordkeeper, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor, Allianz Global Fund Management with respect to such purchases (including provisions related to minimum levels of investment in a Trust), and to participants in such plans and their spouses purchasing for their account(s) or IRAs;
(iv) participants investing through accounts known as “wrap accounts” established with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services;
(v) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor, Allianz Global Fund Management has an agreement for the use of a Fund in particular investment products or programs or in particular situations;
(vi) accounts for which the company that serves as trustee or custodian either (a) is affiliated with Allianz Global Fund Management or (b) has a specific agreement to that effect with the Distributor; and
(vii) investors who purchase shares in “Exempt Transactions,” as described under “Exempt Transactions; No CDSCs or Payments to Brokers” above.
     The Distributor will only pay service fees and will not pay any initial commission or other fees to dealers upon the sale of Class A shares to the purchasers described in sub-paragraphs (i) through (vii) above except that the Distributor will pay initial commissions to any dealer for sales to purchasers described under sub-paragraph (iii) above provided such dealer has a written agreement with the Distributor specifically providing for the payment of such initial commissions.
     Notification of Distributor. In many cases, neither the Trust or Allianz Funds Multi-Strategy Trust (together, the “Trusts”), as applicable, the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. An investor or participating broker must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount, including such information as is necessary to obtain any applicable “combined treatment” of an investor’s holdings in multiple accounts. Upon such notification, the investor will receive the lowest applicable sales charge. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper quantity discount or reduced sales charge. The quantity discounts and commission schedules described above may be modified or terminated at any time.
     Class A Deferred Sales Charge. For purchases of Class A shares of all Funds, investors who purchase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC if such shares are redeemed within 18 months of their purchase. The CDSCs described in this paragraph are sometimes referred to as the “Class A CDSC.” The Class A CDSC does not apply to investors purchasing any Fund’s Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under “Sales at Net Asset Value” above.
     For purchases subject to the Class A CDSC, a CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of Class A shares that will incur the lowest CDSC. Any CDSC imposed on a redemption of Class A shares is paid to the Distributor. The manner of calculating the CDSC on Class A shares is described below under “Calculation of CDSC.”
     The Class A CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements-Waiver of Contingent Deferred Sales Charges.” For more information about the Class A CDSC, call the Distributor at 1-800-988-8380.

     For Class A shares outstanding for 18 months or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares.
     Deferred Sales Charge Alternative — Class B Shares. Class B shares are sold at their current net asset value without any initial sales charge. The full amount of an investor’s purchase payment will be invested in shares of the Fund(s) selected.
     Calculation of CDSC. A CDSC may be imposed on Class A, Class B or Class C shares under certain circumstances. A CDSC is imposed on shares redeemed within a certain number of years after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. Class B shares are not available for purchase by employer sponsored retirement plans.
     Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor purchased the shares being redeemed.
     Class B shares are subject to higher distribution fees than Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased before October 1, 2004).
     For sales of Class B shares made and services rendered to Class B shareholders, the Distributor intends to make payments to participating brokers, at the time a shareholder purchases Class B shares, of 4.00% of the purchase amount for each of the Funds. For Class B shares outstanding for one year or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares. Financial intermediaries that receive distribution and/or servicing fees may in turn pay and/or reimburse all or a portion of those fees to their customers. During such periods as may from time to time be designated by the Distributor, the Distributor will pay selected participating brokers an additional amount of up to 0.50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.
     The Class B CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements — Waiver of Contingent Deferred Sales Charges.” For more information about the Class B CDSC, call the Distributor at 1-800-988-8380.
Asset-Based Sales Charge Alternative — Class C Shares. Class C shares are sold at their current net asset value without any initial sales charge. A CDSC is imposed if an investor redeems Class C shares within a certain time period after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. All of an investor’s purchase payments are invested in shares of the Fund(s) selected.
     Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed.
     Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. For investors investing in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. Unlike Class B shares, Class C shares do not automatically convert to any other class of shares of the Funds.
     The manner of calculating the CDSC on Class C shares is the same as that of Class B shares, as described above under “Calculation of CDSC.” Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the shareholder purchases Class C shares, of 1.00% (representing 0.75% distribution fees and 0.25% servicing fees) of the purchase amount for all Funds. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. For Class C shares sold before January 1, 2010, the Distributor expects to make annual payments to participating brokers at the rate of 0.90% for certain Funds, and 1.00% for the remainder of the Funds, as indicated in the chart below. For Class C shares sold on or after January 1, 2010, the Distributor expects to make annual payments to participating brokers at the rate of 1.00% for all Funds. This change will not impact the Rule 12b-1 fees or other fees or expenses paid by shareholders. Financial intermediaries that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.
     In addition, after the time of shareholder purchase for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make annual payments to participating brokers as follows:

	Annual	Annual
Fund	Service Fee*	Distribution Fee*	Total
AGIC Global, AGIC Pacific Rim, RCM Global Commodity Equity, RCM Global Small-Cap, RCM Disciplined International Equity, RCM Technology and RCM Wellness Funds	0.25%	0.75%	1.00%
All other Funds	0.25%	0.65%	0.90%

*	Paid with respect to shares outstanding for one year or more (or a shorter period if the Distributor has an agreement with the broker to that effect) so long as such shares remain outstanding, and calculated as a percentage of the net asset value of such shares.
     The Class C CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements-Waiver of Contingent Deferred Sales Charges.” For more information about the Class C CDSC, contact the Distributor at 1-800-988-8380.
     No Sales Charge Alternative — Class R Shares. Class R shares are sold at their current net asset value without any initial sales charge. The full amount of the investor’s purchase payment will be invested in shares of the Fund(s). Class R shares are not subject to a CDSC upon redemption by an investor. For sales of Class R shares made and services rendered to Class R shareholders, the Distributor expects to make payments to participating brokers and, with respect to servicing fees, other financial intermediaries (which may include specified benefit plans, their service providers and their sponsors), at the time the shareholder purchases Class R shares, of up to 0.50% (representing up to 0.25% distribution fees and up to 0.25% servicing fees) of the purchase.
     Information For All Share Classes. Brokers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trusts’ Transfer Agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.
Exchange Privilege
     Except with respect to exchanges for shares of Funds for which sales may be suspended to new investors or as provided in the Retail Prospectus or in this Statement of Additional Information, a shareholder may exchange Class A, Class B, Class C and Class R shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values. For Class R shares, specified benefit plans may also limit exchanges to Funds offered as investment options in the plan and exchanges may only be made through the plan administrator. Shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund, as described (and subject to the conditions and restrictions set forth) under “Distribution of Trust Shares-Purchases, Exchanges and Redemptions” in this Statement of Additional Information. There are currently no other exchange fees or charges. Exchanges are subject to any minimum initial purchase requirements for each share class of each Fund, except with respect to exchanges effected through the Trusts’ Auto-Exchange plan. An exchange will constitute a taxable sale for federal income tax purposes.

     Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050 or, unless the investor has specifically declined telephone exchange privileges on the account application or elected in writing not to utilize telephone exchanges, by a telephone request to the Distributor at 1-800-988-8380. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. Exchange forms are available from the Distributor at 1-800-988-8380 and may be used if there will be no change in the registered name or address of the shareholder. Changes in registration information or account privileges may be made in writing to the Transfer Agent, Boston Financial Data Services, Inc., at Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050 or by use of forms that are available from the Distributor. A signature validation is required. See “How to Buy Shares-Signature Validation.” Telephone exchanges for all Funds may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on any day the Exchange is open (generally weekdays other than normal holidays).
     The Trusts reserve the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of an Adviser or a Fund’s Sub-Adviser, such transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by an Adviser to be detrimental to a Trust or a particular Fund. Although the Trusts have no current intention of terminating or modifying the exchange privilege, each reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, each Trust will give 60 days’ advance notice to shareholders of any termination or material modification of the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners. For further information about exchange privileges, contact your participating broker or call the Distributor at 1-800-988-8380.
     With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged.
     Except as otherwise disclosed in the Retail Prospectus, shares that are received in an exchange will be subject to the same CDSC as the shares exchanged. For example, Class C shares that have a twelve-month CDSC period received in exchange for Class C shares that have an eighteen-month CDSC period will have the same CDSC period as the shares exchanged (in this case, eighteen months). Note, however, effective January 1, 2010, any Class C shares owned on that date or purchased thereafter will only be subject to a CDSC if redeemed during the first twelve months.
     Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.
     Investors may also select the Allianz Funds Auto-Exchange plan, which establishes automatic periodic exchanges. For further information on automatic exchanges see “How to Buy Shares-Allianz Funds Auto-Exchange” above.

How to Redeem
Redemptions of Class A, Class B, Class C or Class R Shares
     Class A, Class B, Class C or Class R shares may be redeemed through a participating broker, by telephone, by submitting a written redemption request directly to the Transfer Agent (for non-broker accounts) or through an Automatic Withdrawal Plan or Allianz Funds and Fund Link, if available. Class R shares may be redeemed only through the plan administrator, and not directly by the plan participant.
     A CDSC may apply to a redemption of Class A, Class B or Class C shares. See “Alternative Purchase Arrangements” above. Shares are redeemed at their net asset value next determined after a redemption request has been received as described below, less any applicable CDSC. There is no charge by the Distributor (other than an applicable CDSC) with respect to a redemption; however, a participating broker who processes a redemption for an investor may charge customary commissions for its services (which may vary). Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day and received by the Distributor prior to the close of the Distributor’s business day will be confirmed at the net asset value effective at the closing of the Exchange on that day, less any applicable CDSC.
     Other than an applicable CDSC, a shareholder will not pay any special fees or charges to a Trust or the Distributor when the shareholder sells his or her shares. However, if a shareholder sells his or her shares through a broker, dealer or other financial intermediary, that firm may charge the shareholder a commission or other fee for processing the shareholder’s redemption request.
     Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trusts may suspend redemptions or postpone payments for more than seven days, as permitted by law.
     Direct Redemption. A shareholder’s original account application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original account application, or may request additional redemption options, only by transmitting a written direction to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.
     Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.
     Written Requests. To redeem shares in writing (whether or not represented by certificates), a shareholder must send the following items to the Transfer Agent, Boston Financial Data Services, Inc., at Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050:
(1)	a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2)	for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “How to Buy Shares-Signature Validation”;

(3)	any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and
(4)	any additional documents that may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record.

     Transfers of shares are subject to the same requirements. A signature validation is not required for a redemption requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or call the Distributor at 1-800-988-8380 before submitting a request. Redemption or transfer requests will not be honored until all required documents have been completed by the shareholder and received by the Transfer Agent. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.
     Orders sent to the Distributor’s P.O. Box are not deemed “received” until they arrive at the Distributor’s facility. This may affect the date on which they are processed.
     If the proceeds of the redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified specified benefit plan, the administrator for which has an agreement with the Distributor.
     Telephone Redemptions. Each Trust accepts telephone requests for redemption of uncertificated shares, except for investors who have specifically declined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature validation. See “How to Buy Shares-Signature Validation.” Telephone redemptions will not be accepted during the 30-day period following any change in an account’s record address. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.
     By completing an account application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. Each Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner’s broker where the owner has not declined in writing to utilize this service. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.
     A shareholder making a telephone redemption should call the Distributor at 1-800-988-8380 and state (i) the name of the shareholder as it appears on the Transfer Agent’s records, (ii) his account number with the Trust, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange that day. If the redemption request is received after the close of the New York Stock Exchange, the redemption is effected on the following Trust business day at that day’s net asset value and the proceeds are usually sent to the investor on the second following Trust business day. Each Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under “Written Requests” above. Telephone communications may be recorded by the Distributor or the Transfer Agent.
     Fund Link Redemptions. If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link application by the Transfer Agent. To use Fund Link for redemptions, call the Distributor at 1-800-988-8380. Subject to the limitations set forth above under “Telephone Redemptions,” the Distributor, a Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the New York

Stock Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form.
     Changes in bank account information must be made by completing a new Fund Link application, signed by all owners of record of the account, with all signatures validated. See “How to Buy Shares-Signature Validation.” See “How to Buy Shares-Allianz Funds Fund Link” for information on establishing the Fund Link privilege. Any of the Trusts may terminate the Fund Link program at any time without notice to its shareholders. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator. Fund Link may not be available to all Funds and/or share classes at the option of the Distributor.
     Redemptions. A shareholder may redeem shares by telephone automatically by calling 1-800-988-8380 (Class A, Class B, Class C, Class D and Class R) or 1-800-498-5413 (Class P, Institutional Class and Administrative Class) and the Fund will send the proceeds directly to the shareholder’s Fund bank account. Please refer to “How to Redeem” for details. Plan participants must process their transactions through their plan administrator.
     Expedited Wire Transfer Redemptions. If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by a Trust prior to the close of the New York Stock Exchange will result in shares being redeemed that day at the next determined net asset value (less any CDSC, if applicable). Normally the proceeds will be sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Trust for up to seven days if the Distributor deems it appropriate under then current market and other conditions. Once authorization is on file with a Trust, such Trust will honor requests by any person identifying himself as the owner of an account or the owner’s broker by telephone at 1-800-988-8380 or by written instructions. A Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. None of the Trusts currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. The minimum amount that may be wired is $2,500. Each Trust reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures validated to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050. See “How to Buy Shares-Signature Validation.” This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.
     Certificated Shares. The Trust no longer issues shares certificates. To redeem shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be validated as described under “How to Buy Shares-Signature Validation,” above. Further documentation may be requested from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians (“institutional account owners”). The redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.
     Automatic Withdrawal Plan. An investor who owns or buys shares of a Fund having a net asset value of $10,000 or more may open an Automatic Withdrawal Plan and have a designated sum of money paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the account application or by obtaining an Automatic Withdrawal Plan application from the Distributor or your broker. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature validation is required. See “How to Buy Shares-Signature Validation.” In the case of Uniform Gifts to Minors or Uniform Transfers to Minors accounts, the application must state that the proceeds will be for the beneficial interest of the minor. Class A, Class B and Class C shares of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of the particular class of the Fund at net asset value. Shares in a plan account are then redeemed at net asset value (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See “Alternative Purchase Arrangements-Waiver of Contingent Deferred Sales Charges.”

     Redemptions for the purpose of withdrawals are ordinarily made on the business day selected by the investor at that day’s closing net asset value. Checks are normally mailed on the following business day. If the date selected by the investor falls on a weekend or holiday, the Transfer Agent will normally process the redemption on the preceding business day. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Fund (other than through reinvestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trusts or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.
     Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trusts and the Distributor make no recommendations or representations in this regard.
DISCLOSURE OF PORTFOLIO HOLDINGS
     The Board of Trustees has adopted, on behalf of the Funds, policies and procedures relating to disclosure of a Fund’s portfolio securities. These policies and procedures are designed to protect the confidentiality of each Fund’s portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board of Trustees.
     Each Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, Allianz Global Fund Management will post portfolio holdings information on its website at www.allianzinvestors.com. This website will contain each Fund’s complete schedule of portfolio holdings as of the last day of the most recent month end. Allianz Global Fund Management will post this information on the website approximately five (5) business days after a month’s end, and such information will remain accessible on the website until the Funds file a Form N-Q or Form N-CSR on the SEC’s EDGAR website for the period that includes the date of the information. For each portfolio security (not including cash positions), the posted information will include such information about each holding as may be determined by the Adviser from time to time. If a Fund’s portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR website or otherwise) before the disclosure of that information on the Adviser’s website, the Fund may post such information on the Adviser’s website.
     Portfolio holdings of each Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending June 30 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the fiscal quarter ending September 30 will be filed on Form N-Q; (iii) portfolio holdings as of the end of the six-month period ending December 31 will be filed as part of the semi-annual report filed on Form N-CSR; and (iv) portfolio holdings as of the end of the fiscal quarter ending March 31 will be filed on Form N-Q. The Trust’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov.
     Disclosure of a Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Adviser or Sub-Advisers (together, the “Investment Managers”) or to the Fund’s principal underwriter or Allianz Global Investors of America L.P. and its subsidiaries who provide services to the Funds. In addition, to the extent permitted under applicable law, each Investment Manager may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the relevant Fund’s service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”) and to facilitate the review of a Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Investment Managers believe is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the Funds’ portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

     Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Investment Manager’s Chief Compliance Officer (or persons designated by the Investment Manager’s Chief Compliance Officer) must determine that, under the circumstances, disclosure is in or not opposed to the best interests of the relevant Fund’s shareholders. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement or other duty of confidentiality that prohibits any trading upon the Confidential Portfolio Information.
     The Funds have ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers or Rating Agencies:

Name of Vendor	Type of Service	Frequency	Lag Time
Bingham McCutchen LLP	Legal counsel	varied	n/a
Bloomberg	Trading system and compliance monitoring	daily	n/a
BYN Mellon	Back-office outsourcing service provider	daily	n/a
Ernst & Young LLP	Independent registered public accounting firm	varied	n/a
FactSet	Analytics and portfolio attribution	daily	n/a
Glass, Lewis & Co.	Proxy voting	daily	n/a
IDS GmbH	Analysis and reporting services	daily	n/a
ITG Solutions Network (Plexus)	Trade execution analysis	daily	n/a
Latent Zero Consulting	Sentinel: software used to track client investment restrictions	daily	n/a
PricewaterhouseCoopers LLP	registered public accounting firm	varied	n/a
Risk Metrics Group	Proxy voting services	daily	n/a
Ropes & Gray LLP	Legal counsel	varied	n/a
SS&C Technologies	Portfolio accounting services	daily	n/a
State Street Bank and Trust Co.	Custodial and accounting services	daily	n/a
     Exceptions to these procedures may only be made if the Trust’s Chief Executive Officer and Chief Compliance Officer determine that, under the circumstances, such exceptions are in or not opposed to the best interests of the Funds and if the recipients are subject to a confidentiality agreement or other duty of confidentiality that prohibits any trading upon the Confidential Portfolio Information. All exceptions must be reported to the Board of Trustees at its next regularly scheduled meeting.
     In addition, certain Sub-Advisers may provide investment recommendations to the managers or sponsors of managed or “wrap” accounts (collectively, a “non-discretionary accounts”), usually in the form of a “model” portfolio. To the extent a nondiscretionary account employs investment strategies that are substantially similar or identical to those employed by a Fund, the Sub-Adviser’s portfolio recommendations to the non-discretionary account may result in portfolio holdings that are substantially similar and, in certain cases, nearly identical, to those of the Fund. As a result, any persons with access to portfolio holdings information regarding such a non-discretionary account may indirectly acquire information about the portfolio holdings of, or transactions by, the Fund with similar or identical portfolio holdings.

     The Investment Managers shall have primary responsibility for ensuring that a Fund’s portfolio holdings information is only disclosed in accordance with the policies described above. As part of this responsibility, the Investment Managers must maintain such internal informational barriers as they believe are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information
     Other registered investment companies that are advised or sub-advised by the Adviser or the Sub-Adviser may be subject to different portfolio holdings disclosure policies, and neither the Adviser nor the Board of Trustees of the Trust exercises control over such policies or disclosure. In addition, separate account clients of the Adviser and a Sub-Adviser have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the registered investment companies that are advised or sub-advised by the Adviser or a Sub-Adviser and some of the separate accounts managed by the Adviser or a Sub-Adviser have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Investment Decisions and Portfolio Transactions
     Investment decisions for the Trust and for the other investment advisory clients of the Adviser and Sub-Advisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser or Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. As a result, larger funds may become more concentrated in more liquid securities than smaller funds or private accounts of the Adviser or Sub-Adviser pursuing a small capitalization investment strategy, which could adversely affect performance. The Adviser or Sub-Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security and the transactions are therefore aggregated, in which event each day’s aggregated transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner that, in the Adviser’s or Sub-Adviser’s opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Funds.
     In addition, as noted above under “Disclosure of Portfolio Holdings,” a Sub-Adviser may provide investment recommendations to the managers or sponsors of non-discretionary accounts, and the Sub-Adviser’s portfolio recommendations to such a non-discretionary account may result in portfolio holdings that are substantially similar and, in certain cases, nearly identical, to those of a Fund. In an effort to provide fair and equitable treatment in the execution of trades and to ensure that a Fund and a similar non-discretionary account normally will not have competing trades outstanding, the Sub-Adviser may implement rotation procedures for alternating between executing trades for the Fund (and other similarly managed funds and accounts) and notifying the manager/sponsor of the non-discretionary account of changes in the Sub-Adviser’s portfolio recommendations (other than in connection with transactions resulting from account rebalancing or account cash flows).
Brokerage and Research Services
     There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     Each Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for a Fund through a substantial number of brokers and dealers. In so doing, the Sub-Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Sub-Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.
     For the fiscal years ended June 30, 2011, June 30, 2010, and June 30, 2009, the following amounts of brokerage commissions were paid by the Funds (those Funds that had not yet commenced operations during the periods shown are not included):

	Year Ended	Year Ended	Year Ended
Fund	6/30/11	6/30/10	6/30/09
Allianz Global Investors Value Fund(1)	N/A	N/A	$1,011,195
AGIC Emerging Markets Opportunities Fund	$549,352	$408,049	399,627
AGIC Global Fund	64,901	89,375	124,413
AGIC Systematic Growth Fund	66,017	91,470	68,360
AGIC Income & Growth	703,131	165,793	37,195
AGIC International Fund	396,916	552,793	816,503
AGIC Mid-Cap Growth Fund	12,204	11,739	15,854
AGIC Pacific Rim Fund	540,288	603,108	463,764
NFJ All-Cap Value Fund	17,705	8,926	37,692
NFJ Dividend Value Fund(1)	4,437,208	4,164,870	7,637,654
NFJ International Value Fund	2,378,477	1,665,422	2,118,568
NFJ Large-Cap Value Fund(1)	433,529	627,507	972,761
NFJ Mid-Cap Value Fund	9,936	10,090	14,720
NFJ Renaissance Fund(1)	840,827	433,713	4,160,697
NFJ Small-Cap Value Fund	4,108,678	3,068,749	6,723,659
OCC International Equity Fund(1)	N/A	N/A	N/A
OCC Equity Premium Strategy Fund(1)	N/A	N/A	41,775
AGIC Growth Fund	1,044,618	1,269,218	1,578,274
AGIC Opportunity Fund (1)	1,077,474	1,056,346	1,316,357
OCC Small-Cap Value Fund (1)	N/A	N/A	0
AGIC Target Fund(1)	682,150	1,007,671	1,449,148
RCM Biotechnology Fund(1)	N/A	N/A	N/A
RCM Disciplined International Equity Fund(1)	33,456	63,053	55,321
RCM Global Commodity Equity Fund	94,021	108,866	87,380
RCM Global Small-Cap Fund	240,332	337,232	457,011
RCM Large-Cap Growth Fund	432,967	455,843	670,808
RCM Mid-Cap Fund	149,855	113,118	155,248
RCM Small-Cap Growth Fund(1)	N/A	N/A	N/A
RCM Strategic Growth Fund	29,266	44,070	36,686
RCM Technology Fund	11,260,342	10,073,053	11,938,471
RCM Wellness Fund	300,251	433,388	863,487
TOTAL	$29,903,901	$26,863,462	$43,252,628

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds. Any materially significant difference between the amount of brokerage commissions paid by a Fund during the most recent fiscal year and the amount of brokerage commissions paid by that same Fund for either of the two previous fiscal years is due, in part, to a significant decrease (or increase) in the size of the Fund, levels of portfolio turnover and the volatility of the relevant market for the Fund.
     Each Sub-Adviser places orders for the purchase and sale of portfolio investments for a Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Sub-Advisers will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when its Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Funds may use a broker-dealer that sells Fund shares to effect transactions for the Funds’ portfolios, the Funds, the Adviser and the Sub-Advisers will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.
     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Advisers receive services from many broker-dealers with which the Sub-Advisers place the Funds’ portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by the Funds are not reduced because the Sub-Advisers receive such services even though the receipt of such services relieves the Sub-Advisers from expenses they might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Sub-Advisers to place the Funds’ portfolio transactions may be useful to the Sub-Advisers in providing services to the Sub-Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Sub-Advisers in managing the Funds. Conversely, research and brokerage services provided to the Sub-Advisers by broker-dealers in connection with trades executed on behalf of other clients of the Sub-Advisers may be useful to the Sub-Advisers in managing the Funds, although not all of these services may be necessarily useful and of value to the Sub-Advisers in managing such other clients.
     In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the SEC’s interpretive guidance thereunder, a Sub-Adviser may cause a Fund to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the advisory accounts for which the Sub-Adviser exercises investment discretion.
     Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Adviser or a Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities. A Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser or a Sub-Adviser where, in the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser or Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board of Trustees has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.
     The tables below describe the commissions, if any, paid by a Fund to affiliated brokers during the fiscal years ended June 30, 2010, June 30, 2009 and June 30, 2008 (those Funds that had not yet commenced operations during the periods shown are not included). Because the status of brokers as “affiliated brokers” depends on factors such as potential affiliations between the Adviser and its affiliates (e.g., Allianz SE) and such brokers and their affiliates, which may change over time, a broker that is considered an affiliated broker during some time periods may not be considered affiliated during other time periods.

Fiscal Year Ended June 30, 2011

			% of Fund’s	% of Fund’s
		Amount of	Aggregate	Aggregate Dollar
		Brokerage	Brokerage	Amount of
Fund	Affiliated Broker	Commission	Commission	Transactions
None	None	$0	0%	0%

Fiscal Year Ended June 30, 2010

			% of Fund’s	% of Fund’s
		Amount of	Aggregate	Aggregate Dollar
		Brokerage	Brokerage	Amount of
Fund	Affiliated Broker	Commission	Commission	Transactions
None	None	$0	0%	0%
Fiscal Year Ended June 30, 2009

			% of Fund’s	% of Fund’s
		Amount of	Aggregate	Aggregate Dollar
		Brokerage	Brokerage	Amount of
Fund	Affiliated Broker	Commission	Commission	Transactions
None	None	$0	0%	0%

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about this Fund.
Regular Broker-Dealers
     The table below contains the aggregate value of securities of the Trust’s regular broker-dealers* or their parent companies held by each Fund, if any, at the end of fiscal year 2011 (June 30, 2011) (those Funds which have only recently commenced operations and did not hold any securities of the Trust’s regular broker-dealers during this period are not included).

		Aggregate Value of
		Securities of Regular
		Broker-Dealer Held by
Fund	Regular Broker-Dealer	Fund
AGIC Emerging Markets Opportunities Fund	State Street Bank & Trust Co.	$855,000
AGIC Global Fund	State Street Bank & Trust Co.	$929,000
	JP Morgan Chase & Co.	$647,000
AGIC Systematic Growth Fund	Wells Fargo Investments LLC	$300,000
	JP Morgan Chase & Co.	$270,000
AGIC Income & Growth Fund	State Street Bank & Trust Co.	$24,515,000
	Citigroup, Inc.	$3,184,000
AGIC International Fund	State Street Bank & Trust Co.	$1,612,000
	Deutsche Bank AG	$584,000
AGIC Mid-Cap Growth Fund	State Street Bank & Trust Co.	$135,000
AGIC Pacific Rim Fund	State Street Bank & Trust Co.	$1,618,000
NFJ All-Cap Value Fund	JP Morgan Chase & Co.	$536,000
	State Street Bank & Trust Co.	$267,000
	Bank of America Corp.	$167,000
NFJ Dividend Value Fund	State Street Bank & Trust Co.	$349,767,000
	Wells Fargo Investments LLC	$172,493,000
	JP Morgan Chase & Co.	$170,941,000
NFJ International Value Fund	Credit Suisse Group	$36,240,000
	State Street Bank & Trust Co.	$25,274,000
	Barclays Capital, Inc.	$19,599,000
NFJ Large-Cap Value Fund	State Street Bank & Trust Co.	$28,725,000
	JP Morgan Chase & Co.	$23,033,000
	Wells Fargo Investments LLC	$22,437,000
	The Goldman Sachs Group, Inc.	$20,350,000
	Morgan Stanley	$8,732,000
	Bank of America Corp.	$7,964,000
NFJ Mid-Cap Value Fund	State Street Bank & Trust Co.	$121,000
NFJ Renaissance Fund(1)	State Street Bank & Trust Co.	$21,418,000
NFJ Small-Cap Value Fund	State Street Bank & Trust Co.	$414,807,000
AGIC Growth Fund	JP Morgan Chase & Co.	$14,203,000
	State Street Bank & Trust Co.	$9,938,000

		Aggregate Value of
		Securities of Regular
		Broker-Dealer Held by
Fund	Regular Broker-Dealer	Fund
AGIC Opportunity Fund	State Street Bank & Trust Co.	$268,000
AGIC Target Fund	State Street Bank & Trust Co.	$8,137,000
RCM Global Commodity Equity Fund	State Street Bank & Trust Co.	$379,000
RCM Global Small-Cap Fund	State Street Bank & Trust Co.	$691,000
RCM Disciplined International Equity Fund(1)	State Street Bank & Trust Co.	$386,000
RCM Large-Cap Growth Fund	State Street Bank & Trust Co.	$5,410,000
	Wells Fargo Investments LLC	$4,471,000
	JP Morgan Chase & Co.	$4,413,000
RCM Mid-Cap Fund	State Street Bank & Trust Co.	$2,190,000
RCM Strategic Growth Fund	State Street Bank & Trust Co.	$295,000
	Bank of America Corp.	$72,000
	Citigroup, Inc.	$3,000
RCM Technology Fund	State Street Bank & Trust Co.	$87,427,000
RCM Wellness Fund(1)	State Street Bank & Trust Co.	$6,602,000

*	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.
Portfolio Turnover
     The buying and selling of the securities held by a Fund is known as “portfolio turnover.” The Sub-Advisers manage the Funds without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely impact a Fund’s after-tax returns. See “Taxation.”
     The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.
     Portfolio turnover rates for each Fund for which financial highlights are available are provided under “Financial Highlights” in the applicable Prospectus.

NET ASSET VALUE
     As described in the Prospectuses under the heading “How Fund Shares are Priced,” the net asset value per share (“NAV”) of a Fund’s shares of a particular class is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The Prospectuses further note that Fund shares are valued on each day that the New York Stock Exchange is open (a “Business Day”), and describe the time (the “Valuation Time”) as of which Fund shares are valued each Business Day. The Trust expects that the holidays upon which the New York Stock Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
     Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. Under certain circumstances, NAV of classes of shares of the Funds with higher service and/or distribution fees may be lower than NAV of the classes of shares with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund’s classes. In accordance with regulations governing registered investment companies, a Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.
     The Board of Trustees of the Trust has delegated primary responsibility for determining or causing to be determined the value of the Funds’ portfolio securities and other assets (including any fair value pricing) and NAV of the Funds’ shares to Allianz Global Fund Management, in its capacity as Administrator, pursuant to valuation policies and procedures approved by the Board (the “Valuation Procedures”). The Administrator has established a pricing committee, consisting of its own employees, to facilitate the fulfillment of its responsibilities under the Valuation Procedures. The Administrator has, in addition, delegated various of these responsibilities to State Street Bank & Trust Co., as the Funds’ custodian, the Sub-Advisers, and other agents. The Trustees have established a Valuation Committee of the Board to which they have delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.
     As described in the Prospectuses, for purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Funds to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time):
     Equity securities are generally valued at the official closing price or the last sale price on the exchange or over-the-counter market that is the primary market for such securities. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services.
     Debt securities are generally valued using quotes obtained from pricing services or brokers or dealers.
     Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if there were no trades that day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded.
     Exchange-traded options are generally valued at the last sale or official closing price on the exchange on which they are primarily traded, or at the mean of the last available bid and asked quotations on the exchange on which they are primarily traded for options for which there were no sales or closing prices reported during the day. Over-the-counter options not traded on an exchange are valued at a broker-dealer bid quotation.
     Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by other pricing sources.
     Portfolio securities and other assets initially valued in currencies other than the U.S. Dollar are converted to U.S. Dollars using exchange rates obtained from pricing services.

     Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.
     As described in the Prospectuses, if market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Prospectus provides additional information regarding the circumstances in which fair value pricing may be used and related information.
TAXATION
     The following discussion of U.S. federal income tax consequences of investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of federal, state, local or non-U.S. tax laws.
Taxation of the Funds
Each Fund has elected to be treated and intends to qualify and be treated each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund generally must, among other things:
(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);
(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and
(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid-generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.
In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a regulated investment company accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.
As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses, in each case determined with reference to any capital loss carryovers from prior years) properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”), if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income and any net capital gains. Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. A Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at the regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income, under clause (i) of the preceding sentence, and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a regulated investment company may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Funds intend generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that they will be able to do so.

Fund Distributions
Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.
For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains are determined by how long a Fund owned (and is treated for U.S. federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gains or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of Capital Gain Dividends generally will be taxable as long-term capital gains. Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. Distributions of net short-term capital gain (as reduced by any long-term capital loss for the taxable year) will be taxable as ordinary income.
As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.
The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.
To the extent that a Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. If the Fund uses net capital losses incurred in taxable years beginning on or before December 22, 2010 (pre-2011 losses), those carryforwards will not reduce the Fund’s current earnings and profits, as losses incurred in later years will. As a result, if that Fund then makes distributions of capital gains recognized during the current year in excess of net capital gains (as reduced by carryforwards), the portion of the excess equal to pre-2011 losses factoring into net capital gain will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.
For taxable years beginning before January 1, 2013, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.
In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided both the shareholder and the Fund meet the holding period and other requirements described above. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of a Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains (“current and accumulated earnings and profits”), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of a Fund reflects either unrealized gains, or realized undistributed income or gains, that were therefore included in the price the shareholder paid. Such realized income or gains may be required to be distributed regardless of whether a Fund’s net asset value also reflects unrealized losses. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares.
If a Fund holds, directly or indirectly, one or more “tax credit bonds,” such as Build America Bonds issued before January 1, 2011, on one or more applicable dates during a taxable year, it is possible that the Fund will elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to the shareholder’s proportionate share of the amount of such credits and be allowed a credit against the shareholder’s U.S. federal income tax liability equal to the amount of such deemed distribution, subject to certain limitations imposed by the Code on the credits involved. Even if a Fund is eligible to pass through such tax credits to shareholders, the Fund may choose not to do so.
In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by such Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).
Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by such Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.
Sales, Exchange or Redemption of Shares
The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. Further, all or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash-sale” rules if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions
In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized (i) when the option contract expires, (ii) the option is exercised by the holder, or (iii) the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. The gain or loss that may arise in respect of any termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss, depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 70% dividends-received deduction, as the case may be.
The tax treatment of certain contracts (including regulated futures contracts) entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 Contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.
In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements) as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules).
These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance may be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax. Each Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.
Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If there is a difference between a Fund’s book income and the sum of its taxable income and net tax-exempt income (if any), the Fund may be required to distribute amounts in excess of its book income or a portion of Fund distributions may be treated as a return of capital to shareholders. If a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.
Original Issue Discount, Pay-In-Kind Securities, and Commodity-Linked Notes
Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e, upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. Increases in the principal amount of an inflation-indexed bond will be treated as OID.
Some debt obligations, with a fixed maturity date of more than one year from the date of issuance, that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods a Fund elects.
Some debt obligations, with a fixed maturity date of one year or less from the date of issuance, that are acquired by a Fund may be treated as having OID or “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price) in the case of certain types of debt obligations. Generally, a Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e, upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.
In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year. Each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or, if necessary, by liquidation of portfolio securities (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.
Higher-Risk Securities
Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether, when or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Issuer Deductibility of Interest
A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.
Interest paid on debt obligations owned by a Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.
Certain Investments in REITs
A Fund’s investments in REIT equity securities may result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income. Investments in REIT equity securities may also require a Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
A Fund may invest directly or indirectly in residual interests of real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.
In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities subject to tax on UBTI (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), thereby potentially requiring such an entity that is allocated excess inclusion income and otherwise might not be required to file a U.S. federal income tax return, to file a U.S. federal income tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (as discussed below).
Tax-Exempt Shareholders
Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of a regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.
CRTs, and other tax exempt shareholders, are urged to consult their tax advisors concerning the consequences of investing in the Fund.
Passive Foreign Investment Companies
A PFIC is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.
Equity investments by a Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, if a Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.
Foreign Currency Transactions
A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.
Foreign Taxation
Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.
If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, such Fund may be eligible to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder subject to tax will generally be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by a Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it to claim a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. Generally, the total amount of a shareholder’s foreign tax credit is subject to an overall limitation, under which the foreign tax credit may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. In addition, the limitation on the foreign tax credit is calculated separately for certain types of foreign source income (for instance, among other items, for foreign source passive income). If the pass-through election is made, the source of an electing Fund’s income will flow through to Fund shareholders. For this purpose, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains (including fluctuation gains from foreign currency-denominated debt obligations, receivables and payables) will be treated as ordinary income derived from U.S. sources. Additionally, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. For these reasons, a shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim a credit for such foreign taxes. Foreign taxes generally are not deductible in computing alternative minimum taxable income. Early in each year, each Fund will report the amount of foreign taxes paid by the Fund in the previous year, if any, that will “pass through” to shareholders. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-exempt accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

Non-U.S. Shareholders
Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30%, or a lower applicable tax treaty rate, even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.
Effective for taxable years of a Fund beginning before January 1, 2012, a Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders(“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly reported by the Fund (“Short-Term Capital Gain Dividends”). The exemption from withholding for interest-related dividends and Short-Term Capital Gain Dividends will expire for distributions with respect to taxable years beginning on or after January 1, 2012, unless Congress enacts legislation providing otherwise. A Fund is permitted to report such part of its dividends as interest-related and/or Short-Term Capital Gain Dividends with respect to all as are eligible, but is not required to do so.
In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related dividend or Short-Term Capital Gain Dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
Under U.S. federal tax law, a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).
Special rules apply to distributions to foreign shareholders from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC or former USRPHC but for the operation of certain exceptions to the definition thereof described below. Additionally, special rules apply to the redemption of shareholders in a Fund that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) - USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other assets. A Fund that holds (directly or indirectly) significant interests in REITS may be a USRPHC. The special rules discussed below also apply to distributions from a Fund that would be a USRPHC, absent exclusions from USRPI treatment for (1) interests in domestically-controlled REITs or regulated investment companies and (2) not-greater-than-5% interests in publicly-traded classes of stock in REITs or regulated investment companies.
In the case of a Fund that is a USRPHC or would be a USRPHC but for the above-mentioned exceptions from the definition of USRPIs, any distributions by the Fund (including, in certain cases, distributions made by the Fund in redemption of its shares) that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands will generally retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders. On and after January 1, 2012, the “look-through” USRPI treatment for distributions by the Fund described in (b) above applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT. If the foreign shareholder holds (or has held in the prior year) more than a 5% interest in any class of the Fund, such distributions will generally be treated as gains “effectively connected” with the conduct of a “U.S. trade or business” subject to tax at graduated rates. Moreover, such shareholders will generally be required to file a U.S. income tax return for the year in which the gain is recognized and the Fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders, whose interest in the Fund did not exceed 5% at any time during the prior year, the USRPI distribution will generally be treated as ordinary income (regardless of any designation by the Fund that such distribution is a Short-Term Capital Gain Dividend or a Capital Gain Dividend), and the Fund must generally withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of a Fund may also be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.
In addition, a Fund that is a USRPHC or former USRPHC must typically withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must typically file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the sale. Prior to January 1, 2012, such withholding generally is not required if the Fund is a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled USRPHCs. The exemption for withholding for redemptions will expire for redemptions made on or after January 1, 2012, unless Congress enacts legislation providing otherwise. If no such legislation is enacted, beginning on January 1, 2012, such withholding is required, without regard to whether a Fund or any regulated investment company in which it invests is domestically controlled.
Foreign shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.
Whether or not a Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Funds do not expect to be USRPHCs.
Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors
In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in a Fund should consult their tax advisors in this regard.
Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.
A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.
Backup Withholding
Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder (i) who fails to properly furnish a Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.
Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
Tax Shelter Reporting Regulations
Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Shareholder Reporting Obligations With Respect to Foreign Financial Assets
Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has released the Form 8938 and instructions in draft form. The instructions indicate that shareholders generally will not be required to report their indirect interests in a Fund’s “specified foreign financial assets” (if any), but this preliminary guidance is subject to change pending the IRS’s release of the finalized Form 8938 and its instructions.
Other Reporting and Withholding Requirements
New rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.
The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by a Fund after the dates noted above (or such later date as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends, Short-Term Capital Gain Dividends and interest-related dividends, as described above) will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into a timely agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation including, to the extent required, with regard to such shareholders’ direct and indirect owners, as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.
Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.
Shares Purchased through Tax-Qualified Plans
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.
Other Taxation
From time to time, certain of the Trust’s series may be considered under the Code to be “nonpublicly offered regulated investment companies.” Pursuant to Treasury Department regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such a shareholder’s pro rata portion of “affected expenses” will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A regulated investment company generally will be classified as nonpublicly offered unless it either has at least 500 shareholders at all times during a taxable year or continuously offers shares pursuant to a public offering.

OTHER INFORMATION
Capitalization
     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust, as amended and restated on January 14, 1997, and as further amended and restated effective September 9, 2005 and July 16, 2007. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest each with a par value of $0.0001 or such other amount as may be fixed from time to time by the Trustees. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In the event a Fund liquidates, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.
     Shares begin earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Net investment income from interest and dividends, if any, will be declared and paid quarterly to shareholders of record by the NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value and NFJ Mid-Cap Value Funds, and monthly to shareholders of record by the AGIC Income & Growth Fund. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the other Funds. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund or Portfolio unless the shareholder elects to have the distributions paid in cash.
     Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Fund’s property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.
Additional Performance Information
     From time to time the Trust may make available certain information about the performance of some or all classes of shares of some or all of the Funds. Information about a Fund’s performance is based on that Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance.
     The total return of the classes of shares of the Funds may be included in advertisements or other written material. When a Fund’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund (or its predecessor series), as more fully described below. For periods prior to the initial offering date of the advertised class of shares, total return presentations for such class will be based on the historical performance of an older class of the Fund (if any) restated, as necessary, to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance that is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Trust’s advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.
     The Funds may also provide current distribution information to their shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund’s actual net investment income for that period.
     Performance information is computed separately for each class of a Fund. Each Fund may from time to time include the total return of each class of its shares in advertisements or in information furnished to present or prospective shareholders. The Funds may from time to time include the yield and total return of each class of their shares in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements the total return of each class and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Inc. or another third party as having the same or similar investment objectives, policies and/or strategies. Information provided to any newspaper or similar listing of the Fund’s net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their Prospectuses and Statement of Additional Information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.
     Investment results of the Funds will fluctuate over time, and any representation of the Funds’ total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s Annual and Semi-Annual Reports contain additional performance information for the Funds and are available upon request, without charge, by calling the telephone numbers listed on the cover of this Statement of Additional Information.
     The Allianz RCM Funds (except the RCM Global Commodity Equity and RCM Strategic Growth Funds) were formerly a series of funds of Dresdner RCM Global Funds, Inc., and were reorganized into the respective Funds of the Trust on February 1, 2002. Performance information shown for periods prior to February 1, 2002 (including that presented in any advertisements for these Allianz RCM Funds) is based upon the historical performance of the predecessor funds of these PIMCO RCM Funds, adjusted as set forth herein.
     The Allianz AGIC Pacific Rim Fund was formerly a series of Nicholas-Applegate Institutional Funds and reorganized into a Fund of the Trust on July 20, 2002. Performance information shown for periods prior to July 20, 2002 (including that presented in any advertisements for the Allianz AGIC Pacific Rim Fund) is based upon the historical performance of its predecessor fund, the Nicholas-Applegate Pacific Rim Fund, adjusted as set forth herein.
     The Allianz AGIC International Fund was formerly a series of Nicholas-Applegate Institutional Funds and reorganized into a Fund of the Trust on October 15, 2004. Performance information shown for periods prior to October 15, 2004 (including that presented in any advertisements for the Allianz AGIC International Fund) is based upon the historical performance of its predecessor fund, the Nicholas-Applegate International Systematic Fund, adjusted as set forth herein.
     The Nicholas-Applegate Emerging Markets Opportunities Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the Allianz AGIC Emerging Markets Opportunities Fund, a newly formed series of the Trust, on August 18, 2006. Performance information shown for periods prior to August 18, 2006 (including that presented in any advertisements for the Allianz AGIC Emerging Markets Opportunities Fund) is based upon the historical performance of the Allianz AGIC Emerging Markets Opportunities Fund‘s predecessor fund, the Nicholas-Applegate Emerging Markets Opportunities Fund, adjusted as set forth herein.
     The Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the Allianz AGIC Mid-Cap Growth Fund on July 27, 2007. Performance information shown for periods prior to July 27, 2007 (including that presented in any advertisements for the Allianz AGIC Mid-Cap Growth Fund) is based upon the historical performance of the Allianz AGIC Mid-Cap Growth Fund‘s predecessor fund, the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund, adjusted as set forth herein.
Calculation of Total Return
     Quotations of average annual total return for a Fund, or a class of shares thereof, will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five, and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportionate share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Under applicable regulations, any such information is required to be accompanied by standardized total return information.
     As discussed in the Prospectus, and elsewhere in this Statement of Information, several of the Funds have had adviser and sub-adviser changes during the periods for which performance is shown below. The same or other Funds may have changed their investment objectives, policies and/or strategies during such periods. Those Funds would not necessarily have achieved the results shown under their current investment management arrangements and/or investment objectives, policies and strategies.

     The table below sets forth the average annual total return of certain classes of shares of the following Funds for periods ended June 30, 2011. For periods prior to the “Inception Date” of a particular class of a Fund’s shares, total return presentations for the class are based on the historical performance of Institutional Class shares of the Fund (the oldest class) adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and administrative fee charges.
Average Annual Total Return for Periods Ended June 30, 2011*

					Since Inception	Inception	Inception
Fund	Class**	1 Year	5 Years	10 Years	of Fund (Annualized)	Date of Fund	Date of Class
NFJ All-Cap Value	Institutional	36.74%	0.56%	N/A	8.61%	7/19/2002	7/19/2002
	Administrative	36.32%	0.30%	N/A	8.33%		7/19/2002
	Class A	28.77%	-0.96%	N/A	7.49%		7/19/2002
	Class B	30.34%	-0.82%	N/A	7.45%		7/19/2002
	Class C	34.18%	-0.60%	N/A	7.34%		7/19/2002
	Class D	36.35%	0.18%	N/A	8.17%		7/19/2002
	Class P	36.63%	0.45%	N/A	8.49%		7/7/2008
NFJ Large-Cap Value	Institutional	29.18%	-0.74%	4.94%	6.12%	5/8/2000	5/8/2000
	Administrative	28.88%	-1.01%	4.67%	5.86%		9/15/2006
	Class A	21.61%	-2.23%	3.90%	5.13%		7/19/2002
	Class B	22.81%	-2.22%	3.86%	5.10%		7/19/2002
	Class C	26.74%	-1.86%	3.71%	4.88%		7/19/2002
	Class D	28.72%	-1.11%	4.49%	5.66%		7/19/2002
	Class R	28.41%	-1.36%	4.28%	5.45%		1/10/2006
	Class P	29.03%	-0.81%	4.84%	6.03%		7/7/2008
NFJ Dividend Value	Institutional	31.89%	1.10%	5.88%	7.46%	5/8/2000	5/8/2000
	Administrative	31.67%	0.86%	5.61%	7.19%		5/8/2000
	Class A	24.32%	-0.39%	4.85%	6.47%		10/31/2001
	Class B	25.55%	-0.35%	4.89%	6.51%		10/31/2001
	Class C	29.43%	-0.02%	4.65%	6.21%		10/31/2001
	Class D	31.53%	0.74%	5.44%	7.00%		10/31/2001
	Class R	31.09%	0.48%	5.18%	6.74%		12/31/2002
	Class P	31.81%	1.00%	5.78%	7.36%		7/7/2008
NFJ Small-Cap Value	Institutional	32.88%	7.59%	11.56%	12.75%	10/1/1991	10/1/1991
	Administrative	32.54%	7.33%	11.16%	12.41%		11/1/1995
	Class A	25.05%	5.96%	10.47%	11.97%		1/20/1997
	Class B	26.36%	6.05%	10.51%	11.99%		1/20/1997
	Class C	30.36%	6.36%	10.27%	11.46%		1/20/1997
	Class D	32.33%	7.16%	11.10%	12.30%		6/28/2002
	Class R	32.05%	6.90%	10.81%	11.95%		12/31/2002
	Class P	32.64%	7.46%	11.44%	12.63%		7/7/2008
NFJ International Value	Institutional	27.88%	6.43%	N/A	16.36%	1/31/2003	1/31/2003
	Administrative	27.61%	6.16%	N/A	16.06%		5/12/2010
	Class A	20.46%	4.84%	N/A	15.18%		3/31/2005
	Class C	25.53%	5.24%	N/A	15.11%		3/31/2005
	Class D	27.52%	6.05%	N/A	15.97%		3/31/2005
	Class R	27.20%	5.80%	N/A	15.67%		11/2/2009
	Class P	27.81%	6.33%	N/A	16.25%		7/7/2008
NFJ Mid-Cap Value	Institutional	29.16%	N/A	N/A	2.35%	8/21/2006	8/21/2006
	Class A	21.64%	N/A	N/A	0.80%		8/21/2006
	Class C	26.56%	N/A	N/A	1.19%		8/21/2006
	Class D	28.67%	N/A	N/A	1.99%		8/21/2006
	Class P	28.99%	N/A	N/A	2.25%		7/7/2008

*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Retail Prospectus.

**	For all Funds listed above, Class A, Class B, Class C, Class D, Class P, Class R and Administrative Class total return presentations for periods prior to the Inception Date of a particular class reflect the prior performance of Institutional Class shares of the Fund (the oldest class) adjusted to reflect the actual sales charges (none in the case of Class D, Class R, Class P and the Administrative Class) of the newer class. The adjusted performance also reflects the higher Fund operating expenses applicable to Class A, Class B, Class C, Class D, Class P, Class R and Administrative Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class or Class P and are paid by Class B and Class C (at a maximum rate of 1.00% per annum), Class A and the Administrative Class (at a maximum rate of 0.25% per annum), Class R (at a maximum rate of 0.50% per annum) and may be paid by Class D (at a maximum rate of 0.25% per annum) and (ii) administrative fee charges, which generally differ from class to class. (Administrative fee charges are the same for Class A, B and C shares). Please see “Management of the Trust — Fund Administrator” for information about the administrative fee charges for the different classes of the Funds and the Fund Summaries in the Prospectuses for more detailed information about each Fund’s fees and expenses.
     The following table sets forth the average annual total return of certain classes of shares of the following Funds (each of which was a series of PIMCO Advisors Funds prior to its reorganization as a Fund of the Trust on January 17, 1997) for periods ended June 30, 2011. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of the PIMCO Advisors Funds’ predecessor series.
Average Annual Total Return for Periods Ended June 30, 2011**

					Since Inception	Inception	Inception
Fund	Class***	1 Year	5 Years	10 Years	of Fund (Annualized)	Date of Fund	Date of Class
NFJ Renaissance*	Class A	25.83%	2.90%	5.57%	11.12%	4/18/1988	2/1/1991
	Class B	27.19%	3.01%	5.62%	11.14%		5/22/1995
	Class C	31.19%	3.29%	5.38%	10.56%		4/18/1988
	Class D	33.15%	4.08%	6.17%	11.40%		4/8/1998
	Class R	32.82%	3.82%	5.87%	11.03%		12/31/2002
	Class P	33.43%	4.36%	6.47%	11.68%		2/28/2011
	Institutional	33.61%	4.47%	6.58%	11.79%		12/30/1997
	Administrative	33.28%	4.20%	6.36%	11.55%		8/31/1998
AGIC Growth	Class A	24.51%	5.02%	1.72%	10.39%	2/24/1984	10/26/1990
	Class B	25.84%	5.11%	1.76%	10.41%		5/23/1995
	Class C	29.72%	5.43%	1.53%	9.79%		2/24/1984
	Class D	31.75%	6.23%	2.30%	10.61%		1/31/2000
	Class R	31.40%	5.95%	2.01%	10.26%		12/31/2002
	Class P	32.06%	6.53%	2.59%	10.93%		7/7/2008
	Institutional	32.19%	6.63%	2.69%	11.04%		3/31/1999
	Administrative	31.90%	6.37%	2.43%	10.75%		3/31/1999
AGIC Opportunity	Class A	26.50%	4.67%	5.32%	12.04%	2/24/1984	12/17/1990
	Class B	27.78%	4.73%	5.36%	12.06%		3/31/1999
	Class C	31.87%	5.07%	5.13%	11.45%		2/24/1984
	Class D	33.89%	5.87%	5.93%	12.30%		1/12/2007
	Class R	33.44%	5.62%	5.69%	12.01%		11/2/2009
	Class P	34.09%	6.15%	6.22%	12.57%		7/7/2008
	Institutional	34.25%	6.26%	6.33%	12.68%		3/31/1999
	Administrative	33.97%	6.00%	6.07%	12.42%		3/31/1999
AGIC Target	Class A	33.24%	4.40%	2.38%	9.71%	12/17/1992	12/17/1992
	Class B	34.84%	4.49%	2.43%	9.74%		5/22/1995
	Class C	38.96%	4.80%	2.20%	9.26%		12/17/1992
	Class D	40.89%	5.59%	2.97%	10.05%		6/9/2000
	Class P	41.25%	5.87%	3.26%	10.36%		7/7/2008
	Institutional	41.44%	5.99%	3.37%	10.47%		3/31/1999
	Administrative	41.06%	5.72%	3.12%	10.26%		3/31/1999

*	Formerly known as the OCC Renaissance Fund.

**	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Retail Prospectus.

***	Class A, Class B, Class D, Class R, Class P, Institutional Class and Administrative Class total return presentations for the NFJ Renaissance, AGIC Growth and AGIC Opportunity Funds reflect the prior performance of Class C shares of the Fund, adjusted to reflect the actual sales charges (or no sales charges in the case of Class D, Class P, Class R, Institutional Class and Administrative Class shares) of the newer class. The adjusted performance also reflects any different operating expenses associated with the newer class. These include (i) 12b-1 distribution and servicing fees, which are paid by Class C and Class B (at a maximum rate of 1.00% per annum), Class A and the Administrative Class (at a maximum rate of 0.25% per annum), Class R (at a maximum rate of 0.50% per annum) and may be paid by Class D (at a maximum rate of 0.25% per annum), and are not paid by Class P or the Institutional Class and (ii) administrative fee charges, which differ from class to class. (Administrative fee charges are the same for Class A, B and C shares). Please see “Management of the Trust — Fund Administrator” for information about the administrative fee charges for the different classes of the Funds and the Fund Summaries in the Prospectuses for more detailed information about each Fund’s fees and expenses. Performance presentations for periods prior to the Inception Date of Class B, Class D, Class P, Institutional Class and Administrative Class shares of the AGIC Target Fund are based on the historical performance of Class A shares (which were also offered since inception of the Fund), adjusted in the manner described above.
(#) Where noted, the method of adjustment used in the table above for periods prior to the Inception Date of the noted class of the noted Fund resulted in performance for the period shown that is higher than if the performance of the oldest class (in each case, either Class C or Class A) was not adjusted to reflect the lower operating expenses of the newer class.
Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the former PIMCO Advisors Funds’ series were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. Since January 17, 1997, Class A, Class B and Class C shares of the Trust have been subject to a fee structure which essentially fixes these expenses (along with certain other administrative expenses) under a single administrative fee based on the average daily net assets of a Fund attributable to Class A, Class B and Class C shares (although the Funds bear certain of their other expenses, as described in the Prospectuses and elsewhere in this Statement of Additional Information). The administrative fee is subject to breakpoints at various asset levels, as described in the Prospectuses. Under the current fee structure, the NFJ Renaissance Fund, AGIC Growth Fund, AGIC Target Fund and AGIC Opportunity Fund are expected to have higher total Fund operating expenses than their predecessors had under the fee structure for PIMCO Advisors Funds (prior to January 17, 1997). All other things being equal, such higher expenses have an adverse effect on total return performance for these Funds after January 17, 1997.
The following table shows the lower performance figures that would be obtained if the performance for newer classes with lower operating expenses were calculated by tacking to such newer classes’ historical performance the actual performance (with adjustment for actual sales charges) of the older class of shares, with its higher operating expenses, for periods prior to the Inception Date of the newer class (i.e., the total return presentations below are based, for periods prior to the Inception Date of the noted classes, on the historical performance of the older class adjusted to reflect the current sales charges (if any) associated with the newer class, but not reflecting lower operating expenses associated with the newer class, such as lower administrative fee charges and/or 12b-1 distribution and servicing fee charges).

Total Return for Periods Ended June 30, 2011*
(with no adjustment for operating expenses of the noted
classes for periods prior to their inception dates)

					Since Inception
Fund	Class	1 Year	5 Years	10 Years	of Fund (Annualized)
NFJ Renaissance	Class A				11.02%
	Class D				11.04%
	Class P	32.54%	3.35%	5.41%	10.57%
	Class R			5.81%	10.75%
	Institutional				11.26%
	Administrative				11.10%
AGIC Growth	Class A				10.19%
	Class D				10.13%
	Class R			1.95%	9.95%
	Class P		6.08%	1.84%	9.91%
	Institutional				10.35%
	Administrative				10.21%
AGIC Opportunity	Class A				11.83%
	Class D		5.78%	5.48%	11.58%
	Class P		5.71%	5.45%	11.57%
	Class R		5.22%	5.21%	11.48%
	Institutional				11.97%
	Administrative				11.87%
AGIC Target	Institutional				10.32%
	Administrative				10.20%
	Class P		5.74%	3.04%	10.09%
     The following table sets forth the average annual total return of certain classes of shares of the Allianz RCM Funds (each of which, except the RCM Global Commodity Equity and RCM Strategic Growth Funds, was a series of Dresdner RCM Global Funds, Inc. prior to its reorganization as a Fund of the Trust on February 1, 2002) for periods ended June 30, 2011. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of the Dresdner predecessor series. For periods prior to the “Inception Date” of a particular class of a Fund’s shares, total return presentations for the class are based on the historical performance of the oldest class of shares of the Fund (either Institutional Class or Class D), adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by Class P or the Institutional Class) and different administrative fee charges.
Average Annual Total Return for Periods Ended June 30, 2011*

					Since Inception	Inception	Inception
Fund	Class**	1 Year	5 Years	10 Years	of Fund (Annualized)	Date of Fund	Date of Class
RCM Wellness	Class A	27.79%	6.32%	3.28%	10.75%	12/31/1996	2/5/2002
	Class B	29.25%	6.41%	3.23%	10.72%		2/5/2002
	Class C	33.23%	6.72%	3.08%	10.35%		2/5/2002
	Class D	35.22%	7.53%	3.87%	11.22%		12/31/1996
RCM Global Commodity Equity	Institutional	45.40%	4.99%	N/A	14.22%	6/30/2004	6/30/2004
	Class A	36.83%	3.41%	N/A	12.86%		3/31/2006
	Class C	42.76%	3.83%	N/A	12.95%		3/31/2006
	Class D	44.83%	4.59%	N/A	13.78%		3/31/2006
	Class P	45.19%	4.88%	N/A	14.10%		7/7/2008
RCM Global Small-Cap	Class A	45.73%	1.55%	6.37%	10.38%	12/31/1996	2/5/2002
	Class B	48.08%	1.57%	6.38%	10.39%		2/5/2002
	Class C	52.05%	1.94%	6.21%	10.01%		2/5/2002
	Class D	54.21%	2.71%	7.04%	10.93%		3/10/1999
	Class P	54.55%	3.02%	7.33%	11.15%		7/7/2008
	Institutional	54.69%	3.10%	7.42%	11.25%		12/31/1996

					Since Inception	Inception	Inception
Fund	Class**	1 Year	5 Years	10 Years	of Fund (Annualized)	Date of Fund	Date of Class
RCM Technology	Class A	37.22%	9.20%	5.53%	13.13%	12/27/1995	2/5/2002
	Class B	39.09%	9.33%	5.57%	13.16%		2/5/2002
	Class C	43.11%	9.61%	5.33%	12.69%		2/5/2002
	Class D	45.19%	10.44%	6.14%	13.69%		1/20/1999
	Class P	45.50%	10.75%	6.44%	13.96%		7/7/2008
	Institutional	45.71%	10.87%	6.55%	14.07%		12/27/1995
	Administrative	45.33%	10.59%	6.29%	13.79%		3/31/2005

RCM Disciplined International Equity	Class A	19.65%	0.26%	2.20%	4.66%	5/22/1995	2/5/2002
	Class B	20.74%	0.25%	2.24%	4.68%		2/5/2002
	Class C	24.66%	0.62%	2.00%	4.23%		2/5/2002
	Class D	26.75%	1.43%	2.85%	5.15%		3/10/1999
	Institutional	27.07%	1.80%	3.28%	5.52%		5/22/1995
	Administrative	26.77%	1.54%	2.94%	5.21%		2/5/2002

RCM Large- Cap Growth	Class A	21.70%	2.62%	0.99%	5.89%	12/31/1996	2/5/2002
	Class B	22.79%	2.67%	0.96%	5.87%		2/5/2002
	Class C	26.84%	3.02%	0.81%	5.52%		2/5/2002
	Class D	28.76%	3.79%	1.61%	6.40%		3/2/1999
	Class R	28.37%	3.53%	1.31%	6.04%		12/31/2002
	Class P	29.06%	4.11%	1.89%	6.65%		7/7/2008
	Institutional	29.30%	4.20%	1.99%	6.76%		12/31/1996
	Administrative	28.92%	3.95%	1.75%	6.50%		2/5/2002

RCM Mid-Cap	Class A	31.51%	5.95%	3.30%	13.29%	11/6/1979	2/5/2002
	Class B	33.12%	6.06%	3.42%	13.29%		2/5/2002
	Class C	36.84%	6.33%	3.19%	12.71%		2/5/2002
	Class D	39.38%	7.21%	4.09%	13.74%		12/29/2000
	Class R	38.98%	6.97%	3.82%	13.31%		12/31/2002
	Institutional	39.90%	7.61%	4.50%	14.09%		11/6/1979
	Administrative	39.11%	7.32%	4.16%	13.78%		2/5/2002

RCM Strategic Growth	Class A	24.66%	4.86%	N/A	2.65%	3/31/2006	3/31/2006
	Class C	29.87%	5.27%	N/A	2.98%		3/31/2006
	Class D	31.87%	6.05%	N/A	3.74%		3/31/2006
	Class P	32.21%	6.34%	N/A	4.03%		7/7/2008
	Institutional	32.43%	6.46%	N/A	4.15%		3/31/2006
	Administrative	32.02%	6.20%	N/A	3.89%		3/31/2006

*	For the Funds listed above, the performance information for periods prior to February 1, 2002 reflects the Fee arrangement of the Fund’s predecessors, reflected, as noted above, to reflect the current fee structure of the applicable class.

**	For the Funds listed above offering Class A, Class B, Class C, Class D, Class P, Class R and Administrative Class shares, total return presentations for periods prior to the Inception Date of such a class reflect the prior performance of Institutional Class shares of the Fund, the oldest class (with the exception of the RCM Wellness Fund, whose Class A, Class B and Class C performance information is based upon the Class D shares, the oldest class), adjusted to reflect the actual sales charges (or no sales charges in the case of the Class D, Class P, Institutional Class and Administrative Class shares) of the newer class. The adjusted performance also reflects any different operating expenses associated with the newer class. These include (i) 12b-1 distribution and servicing fees, which are paid by Class C and Class B (at a maximum rate of 1.00% per annum), Class A and the Administrative Class (at a maximum rate of 0.25% per annum), Class R (at a maximum rate of 0.50% per annum ) and may be paid by Class D (at a maximum rate of 0.25% per annum), and are not paid by Class P or the Institutional Class and (ii) administrative fee charges, which differ from class to class. (Administrative fee charges are the same for Class A, B and C shares). Please see “Management of the Trust — Fund Administrator” for information about the administrative fee charges for the different classes of the Funds and the Fund Summaries in the Prospectuses for more detailed information about each Fund’s fees and expenses. Performance presentations for periods prior to the Inception Date of Class A, Class B, Class C and Institutional Class shares for the RCM Wellness Fund are based on the historical performance of Class D shares (which were offered since the inception of the Fund), adjusted in the manner described above.

     The following table sets forth the average annual total return of classes of shares for certain of the Allianz AGIC Funds for periods ended June 30, 2011.
     The AGIC Pacific Rim and AGIC International Funds were each series of Nicholas-Applegate Institutional Funds prior to their reorganizations as Funds of the Trust on July 20, 2002 and October 15, 2004, respectively. The AGIC Emerging Markets Opportunities Fund, a newly formed series of the Trust, reorganized on August 18, 2006, when the Nicholas-Applegate Emerging Markets Opportunities Fund reorganized into the AGIC Emerging Markets Opportunities Fund by transferring substantially all of its assets and liabilities to the AGIC Emerging Markets Opportunities Fund in exchange for Institutional Class shares of the AGIC Emerging Markets Opportunities Fund. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of their Nicholas-Applegate predecessor series. The Nicholas-Applegate predecessor series of each of these Funds did not offer shares corresponding to the Funds’ Class A, Class B, Class C, Class D or Class P shares. For periods prior to the “Inception Date” of a particular class of the AGIC Pacific Rim Fund‘s or the AGIC International Fund‘s shares, total return presentations for the class are based on the historical performance of the Institutional Class shares of the applicable Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and different administrative fee charges. For periods prior to the “Inception Date” of a particular class of the AGIC Emerging Markets Opportunities Fund‘s shares, total return presentations for the class are based on the historical performance of the Class I shares of the Nicholas-Applegate Emerging Markets Opportunities Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which were not paid by Class I shares of the Nicholas-Applegate Emerging Markets Opportunities Fund) and different administrative fee and advisory fee charges.
Average Annual Total Return for Periods Ended June 30, 2011*

					Since Inception
					of Fund	Inception	Inception
Fund	Class**	1 Year	5 Years	10 Years	(Annualized)	Date of Fund	Date of Class
AGIC Emerging Markets Opportunities**	Class A	29.67%	9.09%	N/A	16.93%	5/27/2004	8/21/2006
	Class C	35.17%	9.49%	N/A	16.98%		8/21/2006
	Class D	37.20%	10.34%	N/A	17.87%		8/21/2006
	Class P	37.57%	10.65%	N/A	18.21%		7/7/2008
	Institutional	37.24%	10.79%	N/A	18.36%		5/27/2004
AGIC Global	Class A	28.66%	1.30%	N/A	9.07%	7/19/2002	7/19/2002
	Class B	30.16%	1.34%	N/A	9.04%		7/19/2002
	Class C	34.16%	1.69%	N/A	8.95%		7/19/2002
	Class D	36.20%	2.46%	N/A	9.77%		7/19/2002
	Class R	35.92%	2.23%	N/A	9.50%		12/31/2002
	Class P	36.51%	2.74%	N/A	10.09%		7/7/2008
	Institutional	36.69%	2.85%	N/A	10.21%		7/19/2002
	Administrative	36.35%	2.61%	N/A	9.94%		7/19/2002
AGIC Systematic Growth	Class A	23.11%	2.12%	N/A	5.39%	7/19/2002	7/19/2002
	Class B	24.37%	2.15%	N/A	5.34%		7/19/2002
	Class C	28.34%	2.53%	N/A	5.27%		7/19/2002
	Class D	30.31%	3.28%	N/A	6.05%		7/19/2002
	Class P	30.62%	3.58%	N/A	6.37%		7/7/2008
	Institutional	30.86%	3.69%	N/A	6.48%		7/19/2002
	Administrative	30.55%	3.44%	N/A	6.22%		7/19/2002
AGIC Income & Growth	Class A	17.80%	N/A	N/A	4.90%	2/28/2007	2/28/2007
	Class C	22.77%	N/A	N/A	5.48%		2/28/2007
	Class D	24.59%	N/A	N/A	6.26%		2/28/2007
	Class R	24.40%	N/A	N/A	6.04%		2/28/2011
	Class P	25.06%	N/A	N/A	6.58%		7/7/2008
	Institutional	25.15%	N/A	N/A	6.68%		2/28/2007

					Since Inception
					of Fund	Inception	Inception
Fund	Class**	1 Year	5 Years	10 Years	(Annualized)	Date of Fund	Date of Class
AGIC International	Class A	27.04%	-3.26%	5.93%	5.34%	5/7/2001	10/29/2004
	Class C	32.37%	-2.90%	5.74%	5.14%		10/29/2004
	Class D	34.46%	-2.16%	6.53%	5.93%		10/29/2004
	Class P	34.92%	-1.85%	6.74%	6.13%		7/7/2008
	Class R	34.05%	-2.40%	6.15%	5.55%		1/10/2006
	Institutional	34.99%	-1.77%	6.84%	6.23%		5/7/2001
	Administrative	34.57%	-2.02%	6.57%	5.96%		1/10/2006
AGIC Mid-Cap Growth***	Class A	25.71%	3.85%	N/A	6.06%	2/27/2004	7/30/2007
	Class C	31.04%	4.30%	N/A	6.12%		7/31/2007
	Class D	32.83%	5.02%	N/A	6.87%		7/30/2007
	Class P	33.30%	5.31%	N/A	7.17%		7/7/2008
	Institutional	33.43%	5.40%	N/A	7.27%		2/27/2004
AGIC Pacific Rim	Class A	16.57%	0.61%	7.52%	9.06%	12/31/1997	7/31/2002
	Class B	17.32%	0.66%	7.53%	9.06%		7/31/2002
	Class C	21.38%	0.99%	7.31%	8.69%		7/31/2002
	Class D	23.29%	1.75%	8.13%	9.51%		7/31/2002
	Class P	23.69%	2.04%	8.47%	9.87%		7/7/2008
	Institutional	23.79%	2.15%	8.58%	9.98%		12/31/1997

*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Retail Prospectus.

**	The Nicholas-Applegate Emerging Markets Opportunities Fund was a series of Nicholas-Applegate Institutional Funds prior to its reorganization into the Allianz AGIC Emerging Markets Opportunities Fund on August 18, 2006. The Prospectuses of the Allianz AGIC Emerging Markets Opportunities Fund disclose performance information for Class I shares of the predecessor fund, adjusted to reflect the actual administrative fees and other expenses of the Fund’s Institutional Class shares. The actual performance of Class I shares of the predecessor fund, without adjustment for the Allianz AGIC Emerging Markets Opportunities Fund‘s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.
Average Annual Total Returns (as of 12/31/05)

			Since Inception of
Fund	Class	1 Year	Fund (Annualized)	Inception Date of Fund
Nicholas-Applegate Emerging Markets Opportunities Fund	Class I	41.85%	44.51%	5/27/04

***	The Nicholas-Applegate U.S Systematic Mid Cap Growth Fund was a series of Nicholas-Applegate Institutional Funds prior to its reorganization into the Allianz AGIC Mid-Cap Growth Fund on July 27, 2007. The Prospectuses of the Allianz AGIC Mid-Cap Growth Fund disclose performance information for Class I shares of the predecessor fund, adjusted to reflect the actual administrative fees and other expenses of the Fund’s Institutional Class shares. The actual performance of Class I shares of the predecessor fund, without adjustment for the Allianz AGIC Mid-Cap Growth Fund‘s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.
Average Annual Total Returns (as of 6/30/07)

			Since Inception of
Fund	Class	1 Year	Fund (Annualized)	Inception Date of Fund
Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund	Class I	22.11%	14.31%	2/27/04
Voting Rights
     Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, pursuant to the terms of the Administrative Order captioned “In the Matter of PA Fund Management LLC, PEA Capital LLC and PA Distributors LLC,” the Trust was required to hold a shareholder meeting in 2005 and once every five years thereafter, including in 2010, for the purpose of electing

Trustees. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.
     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all Funds, then only shareholders of the Fund(s) affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote together, except with respect to the Distribution and Servicing Plan applicable to Class A, Class B, Class C or Class R shares, to the Distribution or Administrative Services Plans applicable to Administrative Class shares, to the Administration Agreement as applicable to a particular class or classes, or when a class vote is required as specified above or otherwise by the 1940 Act.
     The Trust’s shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.
Certain Ownership of Trust Shares
     As of October 6, 2011, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of each Fund and of the Trust as a whole, except that Trustees and officers of the Trust owned approximately 2.0% of the Institutional Class shares of the Allianz RCM Global Small-Cap Fund, 1.7% of the Institutional Class shares of the RCM Disciplined International Equity Fund and 1.9% of the Institutional Class shares of the RCM Strategic Growth Fund. Appendix B lists persons who own of record 5% or more of the noted class of shares of the Funds as of the dates noted, as well as information about owners of 25% or more of the outstanding shares of beneficial interest of the Funds, and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. To the extent a shareholder “controls” a specified Fund, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholders.
Custodian
     State Street Bank & Trust Co. (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for assets of all Funds, including as custodian of the Trust for the custody of the foreign securities acquired by those Funds that invest in foreign securities. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.
     Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Trust’s “foreign custody manager” (currently, its custodian) following a consideration of a number of factors. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust, but reserves the right to discontinue this practice as permitted by Rule 17f-5. No assurance can be given that the appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.
Independent Registered Public Accounting Firm
     PricewaterhouseCoopers LLP (“PwC”), 1100 Walnut Street, Suite 1300, Kansas City, MO 64106, serves as the independent registered public accounting firm for the Funds. PwC provides audit services, audit-related services, tax services and other services relating to SEC filings.

Transfer and Shareholder Servicing Agents
     Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021-2809, serves as the Transfer and Shareholder Servicing Agent for the Trust’s Class A, Class B, Class C, Class D and Class R shares. Boston Financial Data Services, Inc., 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Transfer Agent for the Trust’s Class P, Institutional Class and Administrative Class shares.
Legal Counsel
     Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199, serves as legal counsel to the Trust.
Registration Statement
     This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust’s registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.
     Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.
Financial Statements
     Audited financial statements for the Funds as of June 30, 2011, for the fiscal year then ended, including notes thereto, and the reports of PwC thereon, are incorporated by reference from the Trust’s June 30, 2011 Annual Reports. The Trust’s June 30, 2011 Annual Reports were filed electronically with the SEC on August 26, 2011 (Accession No. 0001193125-11-234190).
Forward-Looking Statements
     The Trust’s Prospectuses and this Statement of Additional Information include forward-looking statements. All statements other than statements of historical facts contained in the prospectuses and this Statement of Additional Information, including statements regarding the Funds’ investment strategies, are forward-looking statements. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to the Funds, are intended to identify forward-looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, some of which are described in the prospectuses and in this Statement of Additional Information. In addition, the Funds’ past results do not necessarily indicate their future results. You should not rely upon forward-looking statements as predictions of future events or performance. You cannot be assured that the events and circumstances reflected in the forward-looking statements will be achieved or occur.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
     Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser’s or Sub-Adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by the Adviser or a Sub-Adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed income securities.
Moody’s Investors Service, Inc.
     Corporate and Municipal Bond Ratings
     Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.
     A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
     Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
     B: Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
     Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
     Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
     C: Bonds that are rated C are the lowest rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.
     Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries that carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.
     Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.
     Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
     Corporate Short-Term Debt Ratings
     Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.
     Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.
     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.
Standard & Poor’s Ratings Services
     Issue Credit Rating Definitions
A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by , and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.
     Corporate and Municipal Bond Ratings
     Investment Grade
     AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
     AA: An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
     A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
     BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     Speculative Grade
     Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
     BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
     CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
     C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
     D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     CI: The rating CI is reserved for income bonds on which no interest in being paid.
     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
     Active Qualifiers
     Provisional ratings: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
     i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the “p”; subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
     L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
     p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
     pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.
     Preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf

Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.
     t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
     Unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.
     N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.
     Short Term Issue Credit Ratings
     Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
     A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
     A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
     A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
     B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
     B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
     C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Dual Ratings: Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).
     The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
Fitch, Inc.
Long-Term Credit Ratings
Investment Grade
     AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
     BBB: Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
Speculative Grade
     BB: Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
     B: Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).
     CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

     CC: For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).
     C: For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).
     RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
     D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
•	Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

•	The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.
     Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.
     Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.
     Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.
Recovery Ratings
     Fitch Ratings’ assigns Recovery Ratings to securities and issues. These currently are published for most individual obligations of issuers with IDRs in the ‘B’ rating category and below and to structured finance securities that become distressed or have defaulted and are rated in the ‘B’ rating category and below. New issue structured finance securities typically are not assigned a Recovery Rating.
     Recoveries gain in importance at lower rating levels because the likelihood of default in the near to medium term is often quite high and differences in recovery values have a more meaningful impact on loss expectations. Among the factors that affect recovery rates for an entity’s security are the collateral, the seniority relative to other obligations in the capital structure, and the company’s expected value in distress. For structured finance securities, the combination of tranche size, relative seniority, and structural features influence recovery values.
     The Recovery Scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following a liquidation or termination of the obligor or its associated collateral. As such, it is an ordinal scale and does not attempt to precisely predict a given level of recovery.

Recovery Ratings Scale
     RR1: Outstanding recovery prospects given default.
     RR2: Superior recovery prospects given default.
     RR3: Good recovery prospects given default.
     RR4: Average recovery prospects given default.
     RR5: Below average recovery prospects given default.
     RR6: Poor recovery prospects given default.
     While recovery ratings are in relative terms, Fitch does employ recovery bands in its ratings approach.
     RR1 rated securities have characteristics in line with securities historically recovering 91%-100% of current principal and related interest.
     RR2 rated securities have characteristics in line with securities historically recovering 71%-90% of current principal and related interest.
     RR3 rated securities have characteristics in line with securities historically recovering 51%-70% of principal and related interest.
     RR4 rated securities have characteristics in line with securities historically recovering 31%-50% of current principal and related interest.
     RR5 rated securities have characteristics in line with securities historically recovering 11%-30% of current principal and related interest.
     RR6 rated securities have characteristics in line with securities historically recovering 0%-10% of current principal and related interest.
Short-Term Credit Ratings
A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.
     F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
     F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
     F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.
     B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.
     C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
     D: Indicates an entity or sovereign that has defaulted on all of its financial obligations

     Qualifiers
     The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below “CCC”, or to Short-term ratings other than “F1”. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)
     “NR”: Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.
     “WD”: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.
     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.
     Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX B
CERTAIN OWNERSHIP OF TRUST SHARES
As of October 6, 2011, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds:
a = Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act.
b = Shares are believed to be held only as nominee.

				Percentage of
			Amount and Nature of	Oustanding Shares of
	Fund Name	Registration	Beneficial Ownership	Class Owned
	ALLIANZ AGIC EMERGING MARKET OPPORTUNITIES FUND
	Class A
b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	147,993.106	14.30%
b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	82,300.469	7.95%
b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES A	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	69,382.045	6.71%
b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #890000611 PO BOX 9446 MINNEAPOLIS MN 55440-9446	55,307.488	5.35%
	Class C
b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	116,710.199	17.88%
b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	73,583.408	11.28%
b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	35,121.910	5.38%
	Class D
a, b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	145,162.457	59.45%
b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	56,055.294	22.96%
b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES D	AMERITRADE INC FBO 9950065291 PO BOX 2226 OMAHA NE 68103-2226	13,694.378	5.61%
	Class P
a, b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	23,072.688	36.78%
a, b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	22,632.816	36.08%
b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	12,674.720	20.21%
	Institutional Class
a, b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES INSTL	MAC & CO A/C ND1F2001012 ATTN MUTUAL FUND OPS PO BOX 3198 PITTSBURGH PA 15230-3198	827,308.813	29.74%
b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	663,761.115	23.86%
	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES INSTL	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZ GLOBAL INV SOL GLOBAL ALLOCATION FUND AGI SOLUTIONS ATTN STEPHEN SEXAUER 600 W BROADWAY SAN DIEGO CA 92101-3311	332,921.927	11.97%
b	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	232,053.563	8.34%
	ALLIANZ AGIC EMRG MRKT OPPORTUNITIES INSTL	M J MURDOCK CHARITABLE TRUST PO BOX 1618 VANCOUVER WA 98668-1618	151,773.400	5.46%
	ALLIANZ AGIC GLOBAL FUND
	Class A
b	ALLIANZ AGIC GLOBAL A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	109,147.946	18.42%
b	ALLIANZ AGIC GLOBAL A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	39,096.332	6.60%
	Class B
b	ALLIANZ AGIC GLOBAL B	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	16,638.503	9.04%
b	ALLIANZ AGIC GLOBAL B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11,904.165	6.47%
	Class C
b	ALLIANZ AGIC GLOBAL C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	57,705.419	21.28%
	Class D
a, b	ALLIANZ AGIC GLOBAL D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	36,566.807	45.07%
a, b	ALLIANZ AGIC GLOBAL D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	20,361.994	25.10%
b	ALLIANZ AGIC GLOBAL D	AMERITRADE INC FBO 9950065291 PO BOX 2226 OMAHA NE 68103-2226	7,423.040	9.15%
	Class R
a	ALLIANZ AGIC GLOBAL R	JAMES BUCHANAN FBO ZONE LABS INC 401(K) PROFIT SHARING PLAN & TRUST 21 TIOGA WAY STE 202 MARBLEHEAD MA 01945-1577	6,602.895	25.71%
	ALLIANZ AGIC GLOBAL R	FRONTIER TR CO FBO FEHR BROS INDUSTRIES INC 401K PS 196688 PO BOX 10758 FARGO ND 58106-0758	5,536.439	21.55%
	ALLIANZ AGIC GLOBAL R	MG TR CO CUST FBO PRINCETON WINDROWS CONDO ASSOC 700 17TH STREET SUITE 300 DENVER CO 80202-3531	3,873.030	15.08%
	ALLIANZ AGIC GLOBAL R	CHARLIE PRISENDORF FBO EVER READY OIL CO INC 401(K) PROFIT SHARING PLAN & TRUST 295 HUDSON ST HACKENSACK NJ 07601-6732	2,918.761	11.36%
b	ALLIANZ AGIC GLOBAL R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,549.815	9.93%
	ALLIANZ AGIC GLOBAL R	DR MICHAEL DISTEFANO FBO MICHAEL C DISTEFANO MD PA 401 K PROFIT SHARING PLAN & TRUST 140 ROUTE 17 NORTH SUITE 255 PARAMUS NJ 07652	2,543.924	9.90%
	ALLIANZ AGIC GLOBAL R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1,302.411	5.07%
	Administrative Class
a	ALLIANZ AGIC GLOBAL ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1,355.793	100.00%
	Institutional Class
a, b	ALLIANZ AGIC GLOBAL INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	329,857.876	52.87%
b	ALLIANZ AGIC GLOBAL INSTL	WELLS FARGO BANK NA FBO OMNIBUS ACCT REINV/REINV PO BOX 1533 MINNEAPOLIS MN 55479-1533	42,168.860	6.76%
	Class P
a, b	ALLIANZ AGIC GLOBAL P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	5,323.244	73.36%
b	ALLIANZ AGIC GLOBAL P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,374.421	18.94%
	ALLIANZ AGIC GLOBAL P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	558.778	7.70%
	ALLIANZ AGIC GROWTH FUND
	Class A
a, b	ALLIANZ AGIC GROWTH A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	5,015,768.798	41.97%

				Percentage of
			Amount and Nature	of Oustanding Shares
	Fund Name	Registration	Beneficial Ownership	Class Owned
b	ALLIANZ AGIC GROWTH A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	672,062.355	5.62%
	Class B
b	ALLIANZ AGIC GROWTH B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	52,351.186	22.82%
b	ALLIANZ AGIC GROWTH B	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	21,043.656	9.17%
b	ALLIANZ AGIC GROWTH B	CITIGROUP GLOBAL MARKETS, INC 00109801250 ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	12,615.216	5.50%
	Class C
b	ALLIANZ AGIC GROWTH C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,131,700.500	14.66%
b	ALLIANZ AGIC GROWTH C	CITIGROUP GLOBAL MARKETS, INC 00109801250 ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	635,845.599	8.24%
b	ALLIANZ AGIC GROWTH C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	405,259.118	5.25%
	Class D
a, b	ALLIANZ AGIC GROWTH D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	143,233.100	46.08%
a, b	ALLIANZ AGIC GROWTH D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	96,560.914	31.07%
	Class R
a, b	ALLIANZ AGIC GROWTH R	MERCER TRUST COMPANY TTEE FBO CULLIGAN RETIREMENT SAVINGSPLAN ATTN: DC PLAN ADMIN MS N-1-G 1 INVESTORS WAY NORWOOD MA 02062-1599	289,754.558	38.26%
a, b	ALLIANZ AGIC GROWTH R	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	200,859.449	26.52%
b	ALLIANZ AGIC GROWTH R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	63,767.026	8.42%
	Administrative Class
a, b	ALLIANZ AGIC GROWTH ADMIN	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	237,429.515	76.09%
	ALLIANZ AGIC GROWTH ADMIN	FRONTIER TRUST COMPANY FBO CONFLUENCE 401K PLAN 208970 PO BOX 10758 FARGO ND 58106-0758	38,686.826	12.40%
	ALLIANZ AGIC GROWTH ADMIN	COUNSEL TRUST CO DBA MID ATLANTIC TRUST FBO MASSARO CORP PSP 1251 WATERFRONT PLACE PITTSBURGH PA 15222-4228	29,778.249	9.54%
	Institutional Class
a, b	ALLIANZ AGIC GROWTH INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	651,778.863	68.31%
	ALLIANZ AGIC GROWTH INSTL	NEW BEDFORD FISHERMENS PENSION TRUST ATTN ANA C SALVADOR 114 MACARTHUR DR NEW BEDFORD MA 02740-7279	100,494.586	10.53%
b	ALLIANZ AGIC GROWTH INSTL	SEI PRIVATE TRUST COMPANY C/O CITIZENS RHODE ISLAND ID 329 FBO 5061027 ONE FREEDOM VALLEY DR OAKS PA 19456-9989	95,727.439	10.03%
	Class P
a, b	ALLIANZ AGIC GROWTH P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	120,512.074	35.21%
a, b	ALLIANZ AGIC GROWTH P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	108,849.054	31.81%
a, b	ALLIANZ AGIC GROWTH P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	104,590.115	30.56%
	ALLIANZ AGIC INCOME & GROWTH FUND
	Class A
b	ALLIANZ AGIC INCOME AND GROWTH A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,122,770.895	12.12%
b	ALLIANZ AGIC INCOME AND GROWTH A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	2,612,016.985	10.14%
b	ALLIANZ AGIC INCOME AND GROWTH A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	2,554,883.558	9.92%
b	ALLIANZ AGIC INCOME AND GROWTH A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,305,878.329	8.95%
b	ALLIANZ AGIC INCOME AND GROWTH A	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	2,118,980.239	8.23%
b	ALLIANZ AGIC INCOME AND GROWTH A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #890000611 PO BOX 9446 MINNEAPOLIS MN 55440-9446	1,881,728.784	7.31%
	Class C
b	ALLIANZ AGIC INCOME AND GROWTH C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,909,218.673	21.22%
b	ALLIANZ AGIC INCOME AND GROWTH C	CITIGROUP GLOBAL MARKETS, INC 00109801250 ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	2,166,775.935	9.37%
b	ALLIANZ AGIC INCOME AND GROWTH C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	2,063,434.431	8.92%
b	ALLIANZ AGIC INCOME AND GROWTH C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,902,414.483	8.22%
b	ALLIANZ AGIC INCOME AND GROWTH C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,483,164.211	6.41%
b	ALLIANZ AGIC INCOME AND GROWTH C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,388,006.614	6.00%
	Class D
a, b	ALLIANZ AGIC INCOME AND GROWTH D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,749,253.718	62.74%
b	ALLIANZ AGIC INCOME AND GROWTH D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	600,334.252	21.53%
	Class R
a	ALLIANZ AGIC INCOME AND GROWTH R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	793.031	100.00%
	Institutional Class
a, b	ALLIANZ AGIC INCOME AND GROWTH INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	2,040,932.981	34.04%
	ALLIANZ AGIC INCOME AND GROWTH INSTL	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZ GLOBAL INV SOL GLOBAL ALLOCATION FUND AGI SOLUTIONS ATTN STEPHEN SEXAUER 600 W BROADWAY SAN DIEGO CA 92101-3311	662,533.114	11.05%
b	ALLIANZ AGIC INCOME AND GROWTH INSTL	PERSHING LLC ATTN MUTUAL FUNDS PO BOX 2052 JERSEY CITY NJ 07303-2052	662,139.265	11.04%
	ALLIANZ AGIC INCOME AND GROWTH INSTL	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 7-10 P51B ATTN STATE STREET TRUST OPERATIONS 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	558,602.654	9.32%
b	ALLIANZ AGIC INCOME AND GROWTH INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	420,236.452	7.01%
	ALLIANZ AGIC INCOME AND GROWTH INSTL	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 0-6 P51A ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	358,345.293	5.98%

				Percentage of
			Amount and Nature of	Oustanding Shares of
	Fund Name	Registration	Beneficial Ownership	Class Owned
	Class P
a, b	ALLIANZ AGIC INCOME AND GROWTH P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,930,522.499	40.08%
a, b	ALLIANZ AGIC INCOME AND GROWTH P	PRUDENTIAL INVESTMENT MANAGEMENT SERVICES FBO MUTUAL FUND CLIENTS 100 MULBERRY ST 3 GATEWAY CENTER FL 11 MAIL STOP NJ 05-11-20 NEWARK NJ 07102-4056	1,869,327.636	25.57%
b	ALLIANZ AGIC INCOME AND GROWTH P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	1,519,890.274	20.79%
b	ALLIANZ AGIC INCOME AND GROWTH P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	546,673.433	7.48%
	ALLIANZ AGIC INTERNATIONAL FUND
	Class A
b	ALLIANZ AGIC INTERNATIONAL A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	249,878.946	16.13%
b	ALLIANZ AGIC INTERNATIONAL A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	205,164.877	13.25%
b	ALLIANZ AGIC INTERNATIONAL A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	79,245.018	5.12%
	Class C
b	ALLIANZ AGIC INTERNATIONAL C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	160,565.277	11.81%
b	ALLIANZ AGIC INTERNATIONAL C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	127,861.451	9.40%
b	ALLIANZ AGIC INTERNATIONAL C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	109,412.710	8.05%
b	ALLIANZ AGIC INTERNATIONAL C	CITIGROUP GLOBAL MARKETS, INC 00109801250 ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	76,864.635	5.65%
	Class D
a, b	ALLIANZ AGIC INTERNATIONAL D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	39,616.367	41.92%
b	ALLIANZ AGIC INTERNATIONAL D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	17,542.173	18.56%
b	ALLIANZ AGIC INTERNATIONAL D	AMERITRADE INC FBO 9950065291 PO BOX 2226 OMAHA NE 68103-2226	11,902.047	12.59%
b	ALLIANZ AGIC INTERNATIONAL D	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	7,699.390	8.15%
	Class R
a	ALLIANZ AGIC INTERNATIONAL R	MG TRUST COMPANY CUSTODIAN FBO DALTON CARPET ONE 700 17TH STREET SUITE 300 DENVER CO 80202-3531	2,188.632	36.01%
a	ALLIANZ AGIC INTERNATIONAL R	MG TRUST COMPANY CUST FBO BLAST CLEANING SERVICES INC 401(K) 700 17TH STREET SUITE 300 DENVER CO 80202-3531	1,716.290	28.24%
	ALLIANZ AGIC INTERNATIONAL R	FRONTIER TR CO FBO AMERICAN STAR RET PLAN 2091 PO BOX 10758 FARGO ND 58106-0758	815.412	13.42%
	ALLIANZ AGIC INTERNATIONAL R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	660.350	10.87%
b	ALLIANZ AGIC INTERNATIONAL R	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	391.403	6.44%
	Administrative Class
a	ALLIANZ AGIC INTERNATIONAL ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	639.261	90.56%
b	ALLIANZ AGIC INTERNATIONAL ADMIN	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS P O BOX 2226 OMAHA NE 68103-2226	66.659	9.44%
	Institutional Class
a	ALLIANZ AGIC INTERNATIONAL INSTL	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZ GLOBAL INV SOL GLOBAL ALLOCATION FUND AGI SOLUTIONS ATTN STEPHEN SEXAUER 600 W BROADWAY SAN DIEGO CA 92101-3311	725,789.878	28.84%
b	ALLIANZ AGIC INTERNATIONAL INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	365,382.693	14.52%
b	ALLIANZ AGIC INTERNATIONAL INSTL	CHARLES SCHWAB COMPANY 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	332,554.464	13.22%
	ALLIANZ AGIC INTERNATIONAL INSTL	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN DIVERSIFIED EQUITY P52D ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	215,264.199	8.55%
	ALLIANZ AGIC INTERNATIONAL INSTL	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 7-10 P51B ATTN STATE STREET TRUST OPERATIONS 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	209,554.496	8.33%
	ALLIANZ AGIC INTERNATIONAL INSTL	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACESS 529 PLAN AGE-BASED PORTFOLIO 11-14 P51D ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	151,934.184	6.04%
	Class P
a, b	ALLIANZ AGIC INTERNATIONAL P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	58,880.179	68.21%
b	ALLIANZ AGIC INTERNATIONAL P	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	11,291.812	13.08%
b	ALLIANZ AGIC INTERNATIONAL P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	7,916.328	9.17%
b	ALLIANZ AGIC INTERNATIONAL P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	7,144.174	8.28%
	ALLIANZ AGIC MID-CAP GROWTH FUND
	Class A
b	ALLIANZ AGIC MID-CAP GROWTH A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	19,238.497	12.90%
b	ALLIANZ AGIC MID-CAP GROWTH A	P & H INVESTMENTS L P 717 WEST RIDGE RD JOLIET IL 60431-4885	13,513.239	9.06%
b	ALLIANZ AGIC MID-CAP GROWTH A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	8,142.117	5.46%
	Class C
b	ALLIANZ AGIC MID-CAP GROWTH C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	4,130.145	7.10%
b	ALLIANZ AGIC MID-CAP GROWTH C	FIRST CLEARING LLC A/C 2118-6608 2801 MARKET ST SAINT LOUIS MO 63103-2523	4,128.819	7.09%
	ALLIANZ AGIC MID-CAP GROWTH C	SSB&T CUST SIMPLE IRA MANNCORP INC FBO IVAN S LEVENSON 908 CLOVER PL WARMINSTER PA 18974-3802	3,749.499	6.44%
	ALLIANZ AGIC MID-CAP GROWTH C	FIRST CLEARING LLC A/C 1228-5566 CHRIS R ROMANS SIMPLE IRA FCC AS CUSTODIAN 1123 ADRIAN BLVD FORT ATKINSON WI 53538-2465	3,070.544	5.28%
b	ALLIANZ AGIC MID-CAP GROWTH C	FIRST CLEARING LLC A/C 1251-3862 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,944.064	5.06%
	Class D
a, b	ALLIANZ AGIC MID-CAP GROWTH D	TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	4,739.894	43.77%
b	ALLIANZ AGIC MID-CAP GROWTH D	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	2,503.600	23.12%
b	ALLIANZ AGIC MID-CAP GROWTH D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	2,238.114	20.67%
	ALLIANZ AGIC MID-CAP GROWTH D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	816.578	7.54%

				Percentage of
			Amount and Nature of	Oustanding Shares of
Fund Name		Registration	Beneficial Ownership	Class Owned
	Institutional Class
a	ALLIANZ AGIC MID-CAP GROWTH INSTL	BENEFIT TRUST COMPANY AS TTEE FOR THE CITY OF ALPHARETTA DEFINED BENEFIT PENSION PLAN PO BOX 12765 OVERLAND PARK KS 66282-2765	226,150.186	71.93%
	ALLIANZ AGIC MID-CAP GROWTH INSTL	CAROL A RASKIN 200 CENTRAL PARK S APT 31B NEW YORK NY 10019-1448	18,302.298	5.82%
	Class P
a	ALLIANZ AGIC MID-CAP GROWTH P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	891.178	100.00%
	ALLIANZ AGIC OPPORTUNITY FUND
	Class A
b	ALLIANZ AGIC OPPORTUNITY A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	256,678.874	10.32%
b	ALLIANZ AGIC OPPORTUNITY A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	222,718.624	8.95%
	Class B
b	ALLIANZ AGIC OPPORTUNITY B	AMERICAN ENTERPRISE INVESTMENT SVC FBO #890000611 PO BOX 9446 MINNEAPOLIS MN 55440-9446	12,124.029	9.89%
b	ALLIANZ AGIC OPPORTUNITY B	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	10,594.195	8.64%
	Class C
b	ALLIANZ AGIC OPPORTUNITY C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	604,396.940	17.04%
b	ALLIANZ AGIC OPPORTUNITY C	CITIGROUP GLOBAL MARKETS, INC 00109801250 ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	229,696.406	6.47%
b	ALLIANZ AGIC OPPORTUNITY C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	204,441.328	5.76%
	Class D
a, b	ALLIANZ AGIC OPPORTUNITY D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	52,465.500	61.42%
a, b	ALLIANZ AGIC OPPORTUNITY D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	22,528.234	26.37%
b	ALLIANZ AGIC OPPORTUNITY D	AMERITRADE INC FBO 9950065291 PO BOX 2226 OMAHA NE 68103-2226	6,340.775	7.42%
	Class R
a, b	ALLIANZ AGIC OPPORTUNITY R	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	8,406.242	92.24%
	ALLIANZ AGIC OPPORTUNITY R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	675.676	7.41%
	Administrative Class
a, b	ALLIANZ AGIC OPPORTUNITY ADMIN	NEW YORK LIFE INVESTMENT MANAGEMENT LLC XXXXXX 690 CANTON ST WESTWOOD MA 02090-2344	82,140.408	71.97%
b	ALLIANZ AGIC OPPORTUNITY ADMIN	T ROWE PRICE TRUST CO TTEE FBO RETIREMENT PLAN CLIENTS ATTN ASSET RECONCILIATION PO BOX 17215 BALTIMORE MD 21297-1215	15,322.786	13.43%
b	ALLIANZ AGIC OPPORTUNITY ADMIN	HARTFORD SECURITIES DISTRIBUTION COMPANY INC/PRG PO BOX 2999 HARTFORD CT 06104-2999	10,305.053	9.03%
	Institutional Class
a, b	ALLIANZ AGIC OPPORTUNITY INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	1,825,214.053	33.84%
	ALLIANZ AGIC OPPORTUNITY INSTL	MGI REDSTONE BALANCED FUND 1 INVESTORS WAY NORWOOD MA 02062-1599	936,607.948	17.37%
b	ALLIANZ AGIC OPPORTUNITY INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	438,290.665	8.13%
	ALLIANZ AGIC OPPORTUNITY INSTL	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZ GLOBAL INV SOL GLOBAL ALLOCATION FUND AGI SOLUTIONS ATTN STEPHEN SEXAUER 600 W BROADWAY SAN DIEGO CA 92101-3311	392,277.591	7.27%
	Class P
a, b	ALLIANZ AGIC OPPORTUNITY P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	57,582.104	56.64%
a, b	ALLIANZ AGIC OPPORTUNITY P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	31,488.398	30.97%
	ALLIANZ AGIC PACIFIC RIM FUND
	Class A
b	ALLIANZ AGIC PACIFIC RIM A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	226,310.371	11.47%
b	ALLIANZ AGIC PACIFIC RIM A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	167,048.478	8.47%
b	ALLIANZ AGIC PACIFIC RIM A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	151,598.223	7.68%
	Class B
b	ALLIANZ AGIC PACIFIC RIM B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	63,576.151	11.75%
b	ALLIANZ AGIC PACIFIC RIM B	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	52,499.792	9.70%
b	ALLIANZ AGIC PACIFIC RIM B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	48,214.935	8.91%
b	ALLIANZ AGIC PACIFIC RIM B	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	32,116.261	5.93%
	Class C
a, b	ALLIANZ AGIC PACIFIC RIM C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	645,026.898	38.71%
b	ALLIANZ AGIC PACIFIC RIM C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	118,947.415	7.14%
b	ALLIANZ AGIC PACIFIC RIM C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	109,254.393	6.56%
b	ALLIANZ AGIC PACIFIC RIM C	CITIGROUP GLOBAL MARKETS, INC 00109801250 ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	102,807.633	6.17%
b	ALLIANZ AGIC PACIFIC RIM C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	91,009.197	5.46%
	Class D
a, b	ALLIANZ AGIC PACIFIC RIM D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,177,784.399	62.45%
b	ALLIANZ AGIC PACIFIC RIM D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	355,139.466	18.83%
	Institutional Class
a, b	ALLIANZ AGIC PACIFIC RIM INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	2,948,525.959	95.11%

				Percentage of
			Amount and Nature of	Oustanding Shares of
Fund Name		Registration	Beneficial Ownership	Class Owned
	Class P
a, b	ALLIANZ AGIC PACIFIC RIM P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	157,092.029	69.18%
a, b	ALLIANZ AGIC PACIFIC RIM P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	60,283.524	26.55%
	ALLIANZ AGIC SYSTEMATIC GROWTH FUND
	Class A
b	ALLIANZ AGIC SYSTEMATIC GROWTH A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	63,860.485	14.42%
b	ALLIANZ AGIC SYSTEMATIC GROWTH A	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	28,778.580	6.50%
b	ALLIANZ AGIC SYSTEMATIC GROWTH A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	24,122.040	5.45%
b	ALLIANZ AGIC SYSTEMATIC GROWTH A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #890000611 PO BOX 9446 MINNEAPOLIS MN 55440-9446	23,866.392	5.39%
	Class B
b	ALLIANZ AGIC SYSTEMATIC GROWTH B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	12,934.412	13.48%
b	ALLIANZ AGIC SYSTEMATIC GROWTH B	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	9,564.188	9.97%
b	ALLIANZ AGIC SYSTEMATIC GROWTH B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	5,031.275	5.25%
	Class C
a, b	ALLIANZ AGIC SYSTEMATIC GROWTH C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	72,352.068	29.95%
b	ALLIANZ AGIC SYSTEMATIC GROWTH C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	52,509.773	21.73%
	Class D
b	ALLIANZ AGIC SYSTEMATIC GROWTH D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	19,377.203	47.48%
b	ALLIANZ AGIC SYSTEMATIC GROWTH D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9,926.132	24.32%
	Administrative Class
a	ALLIANZ AGIC SYSTEMATIC GROWTH ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1,184.504	100.00%
	Institutional Class
a	ALLIANZ AGIC SYSTEMATIC GROWTH INSTL	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN DIVERSIFIED EQUITY P52D ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	164,904.933	27.77%
a	ALLIANZ AGIC SYSTEMATIC GROWTH INSTL	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZ GLOBAL INV SOL GLOBAL ALLOCATION FUND AGI SOLUTIONS ATTN STEPHEN SEXAUER 600 W BROADWAY SAN DIEGO CA 92101-3311	162,834.472	27.43%
	ALLIANZ AGIC SYSTEMATIC GROWTH INSTL	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 7-10 P51B ATTN STATE STREET TRUST OPERATIONS 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	106,862.307	18.00%
	ALLIANZ AGIC SYSTEMATIC GROWTH INSTL	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 0-6 P51A ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	61,758.200	10.40%
	Class P
a, b	ALLIANZ AGIC SYSTEMATIC GROWTH P	PERSHING LLC ATTN MUTUAL FUNDS PO BOX 2052 JERSEY CITY NJ 07303-2052	2,241.749	45.29%
a, b	ALLIANZ AGIC SYSTEMATIC GROWTH P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	1,346.051	27.19%
	ALLIANZ AGIC SYSTEMATIC GROWTH P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	717.633	14.50%
b	ALLIANZ AGIC SYSTEMATIC GROWTH P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	644.784	13.03%
	ALLIANZ AGIC TARGET FUND
	Class A
b	ALLIANZ AGIC TARGET A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	659,663.835	12.29%
	ALLIANZ AGIC TARGET A	HARTFORD LIFE INSURANCE CO 401K SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	581,541.762	10.83%
b	ALLIANZ AGIC TARGET A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	309,448.728	5.76%
b	ALLIANZ AGIC TARGET A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	294,374.641	5.48%
b	ALLIANZ AGIC TARGET A	CITIGROUP GLOBAL MARKETS, INC 00109801250 ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	272,592.669	5.08%
	Class B
b	ALLIANZ AGIC TARGET B	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	17,639.824	7.93%
b	ALLIANZ AGIC TARGET B	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	13,287.421	5.97%
	Class C
b	ALLIANZ AGIC TARGET C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,477,063.962	18.63%
b	ALLIANZ AGIC TARGET C	CITIGROUP GLOBAL MARKETS, INC 00109801250 ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	1,029,917.672	7.75%
b	ALLIANZ AGIC TARGET C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	931,153.623	7.00%
	Class D
a, b	ALLIANZ AGIC TARGET D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	13,774.243	38.48%
b	ALLIANZ AGIC TARGET D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	7,733.074	21.60%
	ALLIANZ AGIC TARGET D	MG TRUST COMPANY CUST FBO STILLWATER ISD 834 403(B) PLAN 700 17TH STREET SUITE 300 DENVER CO 80202-3531	7,431.580	20.76%
	ALLIANZ AGIC TARGET D	STRAFE & CO FBO EDWIN & WILMA PARKER FAM FOUNDA W01718001 PO BOX 6924 NEWARK DE 19714-6924	3,705.728	10.35%
	Administrative Class
a	ALLIANZ AGIC TARGET ADMIN	MCB TRUST SERVICES CUSTODIAN FBO CRAIG J LUBITSKI CONSULTING 401K 700 17TH ST STE 100 DENVER CO 80202-3507	1,392.999	45.58%
	ALLIANZ AGIC TARGET ADMIN	STATE STREET BANK & TRUST CO CUST HARRY S BAUCOM IRA 432 SW DOLORES AVE PORT ST LUCIE FL 34983-1939	513.471	16.80%
	ALLIANZ AGIC TARGET ADMIN	STATE STREET BANK & TRUST CO CUST AGNES O’KELLY IRA R/O PO BOX 3671 PAWLEYS ISL SC 29585-3671	336.664	11.02%
	ALLIANZ AGIC TARGET ADMIN	THOMAS MICHAEL GOMEZ ONNALEE ANNE HENNEBERRY JT WROS 2332 MASSEY LN DECATUR GA 30033-1221	238.798	7.81%
	ALLIANZ AGIC TARGET ADMIN	STATE STREET BANK & TRUST CO CUST LINDA R HESS IRA R/O 17 DEVONSHIRE DR SE ROME GA 30161-4062	208.280	6.82%
	ALLIANZ AGIC TARGET ADMIN	STATE STREET BANK & TRUST CO CUST IRA A/C NANCY M MORRIS 535 SAINT PHILIP ST NEW ORLEANS LA 70116-3322	163.048	5.34%
	Institutional Class

				Percentage of
			Amount and Nature of	Oustanding Shares of
Fund Name		Registration	Beneficial Ownership	Class Owned
a, b	ALLIANZ AGIC TARGET INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	262,191.120	78.79%
b	ALLIANZ AGIC TARGET INSTL	PRUDENTIAL INVESTMENT MANAGEMENT SERVICES FBO MUTUAL FUND CLIENTS 100 MULBERRY ST 3 GATEWAY CENTER FL 11 MAIL STOP NJ 05-11-20 NEWARK NJ 07102-4056	53,985.778	16.22%
	Class P
a, b	ALLIANZ AGIC TARGET P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	45,120.250	49.81%
a, b	ALLIANZ AGIC TARGET P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	27,248.646	30.08%
b	ALLIANZ AGIC TARGET P	PERSHING LLC ATTN MUTUAL FUNDS PO BOX 2052 JERSEY CITY NJ 07303-2052	8,965.554	9.90%
b	ALLIANZ AGIC TARGET P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	6,259.571	6.91%
	ALLIANZ NFJ ALL-CAP VALUE FUND
	Class A
b	ALLIANZ NFJ ALL-CAP VALUE A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	253,516.367	22.29%
b	ALLIANZ NFJ ALL-CAP VALUE A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	161,291.961	14.18%
b	ALLIANZ NFJ ALL-CAP VALUE A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	130,208.622	11.45%
b	ALLIANZ NFJ ALL-CAP VALUE A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	107,452.703	9.45%
	Class B
b	ALLIANZ NFJ ALL-CAP VALUE B	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	13,003.665	13.33%
b	ALLIANZ NFJ ALL-CAP VALUE B	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	7,668.451	7.86%
	Class C
b	ALLIANZ NFJ ALL-CAP VALUE C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	113,482.544	20.10%
b	ALLIANZ NFJ ALL-CAP VALUE C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	58,310.266	10.33%
b	ALLIANZ NFJ ALL-CAP VALUE C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	46,973.094	8.32%
b	ALLIANZ NFJ ALL-CAP VALUE C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	39,682.830	7.03%
	Class D
a, b	ALLIANZ NFJ ALL-CAP VALUE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	95,227.264	54.05%
a, b	ALLIANZ NFJ ALL-CAP VALUE D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	52,442.903	29.77%
	Administrative Class
a	ALLIANZ NFJ ALL-CAP VALUE ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1,774.735	100.00%
	Institutional Class
a	ALLIANZ NFJ ALL-CAP VALUE INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP MARKETING ALLOCATION ATTN: VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	840.336	50.01%
a, b	ALLIANZ NFJ ALL-CAP VALUE INSTL	PERSHING LLC ATTN MUTUAL FUNDS PO BOX 2052 JERSEY CITY NJ 07303-2052	839.631	49.96%
	Class P
a, b	ALLIANZ NFJ ALL-CAP VALUE P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	95,748.734	78.29%
b	ALLIANZ NFJ ALL-CAP VALUE P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	20,437.676	16.71%
	ALLIANZ NFJ DIVIDEND VALUE FUND
	Class A
b	ALLIANZ NFJ DIVIDEND VALUE A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	21,195,636.749	14.18%
b	ALLIANZ NFJ DIVIDEND VALUE A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	16,738,800.013	11.20%
b	ALLIANZ NFJ DIVIDEND VALUE A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	13,069,340.138	8.75%
b	ALLIANZ NFJ DIVIDEND VALUE A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8,719,249.288	5.83%
	Class B
b	ALLIANZ NFJ DIVIDEND VALUE B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	699,173.491	15.83%
b	ALLIANZ NFJ DIVIDEND VALUE B	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	371,442.201	8.41%
b	ALLIANZ NFJ DIVIDEND VALUE B	CITIGROUP GLOBAL MARKETS, INC 00109801250 ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	244,191.342	5.53%
	Class C
a, b	ALLIANZ NFJ DIVIDEND VALUE C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10,047,158.463	26.05%
b	ALLIANZ NFJ DIVIDEND VALUE C	CITIGROUP GLOBAL MARKETS, INC 00109801250 ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	3,986,317.289	10.33%
b	ALLIANZ NFJ DIVIDEND VALUE C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,449,524.003	8.94%
b	ALLIANZ NFJ DIVIDEND VALUE C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	3,150,271.005	8.17%
b	ALLIANZ NFJ DIVIDEND VALUE C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	2,750,661.836	7.13%
	Class D
a, b	ALLIANZ NFJ DIVIDEND VALUE D	EDWARD D JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	49,659,143.606	65.70%
b	ALLIANZ NFJ DIVIDEND VALUE D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	16,245,669.228	21.49%
b	ALLIANZ NFJ DIVIDEND VALUE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6,665,728.561	8.82%
	Class R
a	ALLIANZ NFJ DIVIDEND VALUE R	HARTFORD LIFE INSURANCE CO 401K SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	7,627,218.376	37.68%
	ALLIANZ NFJ DIVIDEND VALUE R	DCGT AS TTEE AND/OR CUST FBO THE CHURCH OF GOD ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	1,304,959.055	6.45%
b	ALLIANZ NFJ DIVIDEND VALUE R	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,164,593.989	5.75%

				Percentage of
			Amount and Nature of	Oustanding Shares
	Fund Name	Registration	Beneficial Ownership	of Class Owned
	Administrative Class
a, b	ALLIANZ NFJ DIVIDEND VALUE ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	57,226,951.721	63.75%
	ALLIANZ NFJ DIVIDEND VALUE ADMIN	VANTAGETRUST - NAV 777 NORTH CAPITAL ST NE WASHINGTON DC 20002-4239	8,976,745.512	10.00%
	ALLIANZ NFJ DIVIDEND VALUE ADMIN	VANTAGETRUST - UNITIZED 777 NORTH CAPITAL ST NE WASHINGTON DC 20002-4239	5,376,713.862	5.99%
	Institutional Class
a, b	ALLIANZ NFJ DIVIDEND VALUE INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	87,546,091.738	43.29%
b	ALLIANZ NFJ DIVIDEND VALUE INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	26,708,023.109	13.21%
	ALLIANZ NFJ DIVIDEND VALUE INSTL	ING LIFE INSURANCE AND ANNUITY CO 1 ORANGE WAY # C1N WINDSOR CT 06095-4773	13,791,138.429	6.82%
	Class P
a, b	ALLIANZ NFJ DIVIDEND VALUE P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	67,556,553.862	66.81%
b	ALLIANZ NFJ DIVIDEND VALUE P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	18,739,440.344	18.53%
b	ALLIANZ NFJ DIVIDEND VALUE P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	7,451,722.707	7.37%
b	ALLIANZ NFJ DIVIDEND VALUE P	PERSHING LLC ATTN MUTUAL FUNDS PO BOX 2052 JERSEY CITY NJ 07303-2052	5,735,728.357	5.67%
	ALLIANZ NFJ INTERNATIONAL VALUE FUND
	Class A
b	ALLIANZ NFJ INTERNATIONAL VALUE A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	5,260,259.996	13.83%
b	ALLIANZ NFJ INTERNATIONAL VALUE A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	5,079,051.910	13.36%
b	ALLIANZ NFJ INTERNATIONAL VALUE A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #890000611 PO BOX 9446 MINNEAPOLIS MN 55440-9446	3,221,143.765	8.47%
b	ALLIANZ NFJ INTERNATIONAL VALUE A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,796,230.540	7.35%
b	ALLIANZ NFJ INTERNATIONAL VALUE A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	2,258,411.237	5.94%
	Class C
a, b	ALLIANZ NFJ INTERNATIONAL VALUE C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,659,844.918	25.01%
b	ALLIANZ NFJ INTERNATIONAL VALUE C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,314,110.235	12.36%
b	ALLIANZ NFJ INTERNATIONAL VALUE C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,278,319.485	12.02%
b	ALLIANZ NFJ INTERNATIONAL VALUE C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	651,763.453	6.13%
b	ALLIANZ NFJ INTERNATIONAL VALUE C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	549,635.551	5.17%
	Class D
a, b	ALLIANZ NFJ INTERNATIONAL VALUE D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,687,930.343	47.02%
a, b	ALLIANZ NFJ INTERNATIONAL VALUE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,309,360.505	36.48%
	Class R
	ALLIANZ NFJ INTERNATIONAL VALUE R	HARTFORD LIFE INSURANCE CO 401K SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	27,490.468	22.55%
b	ALLIANZ NFJ INTERNATIONAL VALUE R	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	21,021.349	17.25%
	ALLIANZ NFJ INTERNATIONAL VALUE R	HARTFORD SECURITIES DISTRIBUTION COMPANY INC/PRG PO BOX 2999 HARTFORD CT 06104-2999	16,844.764	13.82%
b	ALLIANZ NFJ INTERNATIONAL VALUE R	ADVISORS CLEARING NETWORK INC FBO WRAP PENSIONS OMNIBUS 7 N FAIR OAKS AVE PASADENA CA 91103-3608	13,031.794	10.69%
b	ALLIANZ NFJ INTERNATIONAL VALUE R	C/O MUTUAL FUNDS WILMINGTON TR CO CUST FBO FULTON COUNTY SCHOOLS 403B TAX DEF A/C 096361-001 1 PO BOX 8880 WILMINGTON DE 19899-8880	9,522.482	7.81%
	Administrative Class
a, b	ALLIANZ NFJ INTERNATIONAL VALUE ADMIN	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	176,984.358	99.68%
	Institutional Class
a, b	ALLIANZ NFJ INTERNATIONAL VALUE INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	10,192,423.616	35.88%
b	ALLIANZ NFJ INTERNATIONAL VALUE INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	3,073,540.096	10.82%
b	ALLIANZ NFJ INTERNATIONAL VALUE INSTL	PRUDENTIAL INVESTMENT MANAGEMENT SERVICES FBO MUTUAL FUND CLIENTS 100 MULBERRY ST 3 GATEWAY CENTER FL 11 MAIL STOP NJ 05-11-20 NEWARK NJ 07102-4056	1,954,094.211	6.88%
b	ALLIANZ NFJ INTERNATIONAL VALUE INSTL	WILMINGTON TRUST RETIREMENT AND INSTITUTIONAL SERVICES COMPANY AS TTEE FBO MEBT - UNITIZED MUTUAL FUND ACCOUNT PO BOX 52129 PHOENIX AZ 85072-2129	1,782,152.661	6.27%
	Class P
a, b	ALLIANZ NFJ INTERNATIONAL VALUE P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	15,201,102.296	84.37%
b	ALLIANZ NFJ INTERNATIONAL VALUE P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	1,338,803.404	7.43%
	ALLIANZ NFJ LARGE-CAP VALUE FUND
	Class A
b	ALLIANZ NFJ LARGE CAP VALUE A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	1,140,420.416	8.62%
b	ALLIANZ NFJ LARGE CAP VALUE A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,074,258.417	8.12%
b	ALLIANZ NFJ LARGE CAP VALUE A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	845,547.739	6.39%
	Class B
b	ALLIANZ NFJ LARGE CAP VALUE B	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	202,987.571	11.92%
b	ALLIANZ NFJ LARGE CAP VALUE B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	109,054.463	6.40%
b	ALLIANZ NFJ LARGE CAP VALUE B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	94,674.131	5.56%
	Class C
b	ALLIANZ NFJ LARGE CAP VALUE C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,493,255.841	18.44%

				Percentage of
			Amount and Nature of	of Oustanding Shares
	Fund Name	Registration	Beneficial Ownership	Class Owned
b	ALLIANZ NFJ LARGE CAP VALUE C	CITIGROUP GLOBAL MARKETS, INC 00109801250 ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	614,519.848	7.59%
b	ALLIANZ NFJ LARGE CAP VALUE C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	453,835.247	5.60%
b	ALLIANZ NFJ LARGE CAP VALUE C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	449,477.403	5.55%
b	ALLIANZ NFJ LARGE CAP VALUE C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	445,617.102	5.50%
	Class D
a, b	ALLIANZ NFJ LARGE CAP VALUE D	EDWARD D JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	30,022,630.719	90.49%
	Class R
	ALLIANZ NFJ LARGE CAP VALUE R	EMJAY CORPORATION CUST FBO PLANS OF RPSA CUSTOMERS 401(K) PLAN C/O GREAT-WEST 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	120,436.321	17.15%
b	ALLIANZ NFJ LARGE CAP VALUE R	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	75,839.152	10.80%
	ALLIANZ NFJ LARGE CAP VALUE R	CAPITAL BANK & TRUST COMPANY TTEE F ABRASIVE SPECIALISTS INC 401K PSP 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	64,638.759	9.20%
	ALLIANZ NFJ LARGE CAP VALUE R	ING ENHANCED K-CHOICE TRUSTEE: RELIANCE TRUST COMPANY 400 ATRIUM DRIVE SOMERSET NJ 08873-4162	43,920.215	6.25%
	ALLIANZ NFJ LARGE CAP VALUE R	COUNSEL TRUST FBO PFC ENERGY INC 401(K) PLAN 1251 WATERFRONT PL PITTSBURGH PA 15222-4227	40,776.808	5.81%
	Administrative Class
a, b	ALLIANZ NFJ LARGE-CAP VALUE ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	276,074.158	53.28%
a	ALLIANZ NFJ LARGE-CAP VALUE ADMIN	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE CUST THE AAFP 401K PLAN PLAN # 007008 11400 TOMAHAWK CREEK PKWY LEAWOOD KS 66211-2680	159,214.512	30.72%
	ALLIANZ NFJ LARGE-CAP VALUE ADMIN	SCUDDER TRUST CO TTEE AMERICAN MEDIA INC EMP PSP ATTN ASSET RECON DEPT #062026 PO BOX 1757 SALEM NH 03079-1143	48,566.651	9.37%
	Institutional Class
a, b	ALLIANZ NFJ LARGE-CAP VALUE INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	2,996,857.855	25.46%
	ALLIANZ NFJ LARGE-CAP VALUE INSTL	MINNESOTA LIFE 401 ROBERT STREET NORTH MAILSTATION A6-5317 SAINT PAUL MN 55101-2005	2,911,395.073	24.73%
b	ALLIANZ NFJ LARGE-CAP VALUE INSTL	PRUDENTIAL INVESTMENT MANAGEMENT SERVICES FBO MUTUAL FUND CLIENTS 100 MULBERRY ST 3 GATEWAY CENTER FL 11 MAIL STOP NJ 05-11-20 NEWARK NJ 07102-4056	1,142,334.021	9.70%
b	ALLIANZ NFJ LARGE-CAP VALUE INSTL	NEW YORK LIFE TRUST CO CLIENT ACCT 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	1,117,671.242	9.49%
b	ALLIANZ NFJ LARGE-CAP VALUE INSTL	PERSHING LLC ATTN MUTUAL FUNDS PO BOX 2052 JERSEY CITY NJ 07303-2052	615,825.834	5.23%
	Class P
a, b	ALLIANZ NFJ LARGE-CAP VALUE P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	223,646.663	38.91%
a, b	ALLIANZ NFJ LARGE-CAP VALUE P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	169,602.001	29.50%
b	ALLIANZ NFJ LARGE-CAP VALUE P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	103,379.589	17.98%
b	ALLIANZ NFJ LARGE-CAP VALUE P	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	62,905.115	10.94%
	ALLIANZ NFJ MID-CAP VALUE
	Class A
b	ALLIANZ NFJ MID-CAP VALUE A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	104,936.640	17.82%
b	ALLIANZ NFJ MID-CAP VALUE A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	43,147.629	7.33%
	Class C
b	ALLIANZ NFJ MID-CAP VALUE C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	30,205.817	14.61%
b	ALLIANZ NFJ MID-CAP VALUE C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	26,551.740	12.84%
b	ALLIANZ NFJ MID-CAP VALUE C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	14,566.796	7.05%
	Class D
a, b	ALLIANZ NFJ MID-CAP VALUE D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	6,831.458	43.20%
a, b	ALLIANZ NFJ MID-CAP VALUE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	4,971.132	31.44%
b	ALLIANZ NFJ MID-CAP VALUE D	AMERITRADE INC FBO 9950065291 PO BOX 2226 OMAHA NE 68103-2226	1,304.372	8.25%
b	ALLIANZ NFJ MID-CAP VALUE D	U S BANCORP INVESTMENTS INC FBO 247846131 60 LIVINGSTON AVENUE ST PAUL MN 55107-2292	1,297.638	8.21%
	ALLIANZ NFJ MID-CAP VALUE D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	822.210	5.20%
	Institutional Class
a, b	ALLIANZ NFJ MID-CAP VALUE INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	10,438.723	53.38%
a, b	ALLIANZ NFJ MID-CAP VALUE INSTL	PERSHING LLC ATTN MUTUAL FUNDS PO BOX 2052 JERSEY CITY NJ 07303-2052	7,924.192	40.52%
	ALLIANZ NFJ MID-CAP VALUE INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1,191.933	6.10%
	Class P
a, b	ALLIANZ NFJ MID-CAP VALUE P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	30,635.648	79.33%
b	ALLIANZ NFJ MID-CAP VALUE P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	3,925.322	10.16%
b	ALLIANZ NFJ MID-CAP VALUE P	PERSHING LLC ATTN MUTUAL FUNDS PO BOX 2052 JERSEY CITY NJ 07303-2052	2,969.234	7.69%
	ALLIANZ NFJ RENAISSANCE FUND
	Class A
b	ALLIANZ NFJ RENAISSANCE A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,472,293.847	13.59%
b	ALLIANZ NFJ RENAISSANCE A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,771,631.946	6.93%
	ALLIANZ NFJ RENAISSANCE A	HARTFORD LIFE INSURANCE CO 401K SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	1,455,144.248	5.69%
b	ALLIANZ NFJ RENAISSANCE A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,393,963.426	5.46%
	Class B
b	ALLIANZ NFJ RENAISSANCE B	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	296,828.912	10.30%

				Percentage of
			Amount and Nature of	Oustanding Shares of
	Fund Name	Registration	Beneficial Ownership	Class Owned
b	ALLIANZ NFJ RENAISSANCE B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	154,772.920	5.37%
b	ALLIANZ NFJ RENAISSANCE B	AMERICAN ENTERPRISE INVESTMENT SVC FBO #890000611 PO BOX 9446 MINNEAPOLIS MN 55440-9446	149,887.611	5.20%
	Class C
b	ALLIANZ NFJ RENAISSANCE C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,482,012.238	16.94%
b	ALLIANZ NFJ RENAISSANCE C	CITIGROUP GLOBAL MARKETS, INC 00109801250 ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	1,206,670.272	8.23%
b	ALLIANZ NFJ RENAISSANCE C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	830,313.445	5.67%
b	ALLIANZ NFJ RENAISSANCE C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	748,732.534	5.11%
	Class D
a, b	ALLIANZ NFJ RENAISSANCE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	392,730.880	42.68%
a, b	ALLIANZ NFJ RENAISSANCE D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	305,546.156	33.20%
b	ALLIANZ NFJ RENAISSANCE D	AMERITRADE INC FBO 9950065291 PO BOX 2226 OMAHA NE 68103-2226	52,545.027	5.71%
	Class R
	ALLIANZ NFJ RENAISSANCE R	CAPITAL BANK & TRUST COMPANY TTEE FBO ALCAN ROLLED PRODUCTS- RAVENSWOOD LLC SALARIED DCP 401K C/O PLANPREMIER/FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	130,637.744	13.47%
	ALLIANZ NFJ RENAISSANCE R	CAPITAL BANK & TRUST CO TTEE FBO PICIS INC 401K PSP & TRUST C/O PLANPREMIER/FASCORP 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	102,523.712	10.57%
	ALLIANZ NFJ RENAISSANCE R	CAPITAL BANK & TRUST COMPANY TTEE FBO ALCAN ROLLED PRODUCTS- RAVENSWOOD LLC SAVINGS PLAN FOR USW REPRESENTED EMPLOYEES 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	82,068.728	8.46%
	ALLIANZ NFJ RENAISSANCE R	LEONARD MILLER FBO MILLER ADVERTISING AGENCY INC PROFIT SHARING PLAN DTD11/29/93 71 FIFTH AVE NEW YORK NY 10003-3004	67,499.933	6.96%
	ALLIANZ NFJ RENAISSANCE R	AMERICAN UNITED INSURANCE CO TTEE GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	48,556.025	5.00%
	Administrative Class
a	ALLIANZ NFJ RENAISSANCE ADMIN	AMERICAN UNITED LIFE INSURANCE CO SEPARATE ACCOUNTS ADMINISTRATION ONE AMERICAN SQUARE INDIANAPOLIS IN 46282-0002	130,258.491	37.69%
b	ALLIANZ NFJ RENAISSANCE ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	58,191.878	16.84%
	ALLIANZ NFJ RENAISSANCE ADMIN	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 9888888836 NC-1076 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	55,528.763	16.07%
	ALLIANZ NFJ RENAISSANCE ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION ONE AMERICAN SQUARE INDIANAPOLIS IN 46282-0002	42,222.762	12.22%
	ALLIANZ NFJ RENAISSANCE ADMIN	DWS TRUST CO TTEE FBO DEKALB CLINIC CHARTERED EMPLOYEES RETIREMENT PLAN PO BOX 1757 SALEM NH 03079-1143	23,498.828	6.80%
	Institutional Class
a, b	ALLIANZ NFJ RENAISSANCE INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	300,285.546	36.51%
	ALLIANZ NFJ RENAISSANCE INSTL	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZ GLOBAL INV SOL GLOBAL ALLOCATION FUND AGI SOLUTIONS ATTN STEPHEN SEXAUER 600 W BROADWAY SAN DIEGO CA 92101-3311	189,772.994	23.07%
b	ALLIANZ NFJ RENAISSANCE INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	88,675.164	10.78%
b	ALLIANZ NFJ RENAISSANCE INSTL	PRUDENTIAL INVESTMENT MANAGEMENT SERVICES FBO MUTUAL FUND CLIENTS 100 MULBERRY ST 3 GATEWAY CENTER FL 11 MAIL STOP NJ 05-11-20 NEWARK NJ 07102-4056	85,524.191	10.40%
	Class P
a, b	ALLIANZ NFJ RENAISSANCE P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5,703.600	50.17%
a, b	ALLIANZ NFJ RENAISSANCE P	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	3,692.634	32.48%
	ALLIANZ NFJ RENAISSANCE P	JMS LLC CUST FBO KEYSTONE A/C ELIZABETH M PANKEN 212 SOMERSTON RD YORKTOWN HTS NY 10598-2121	793.475	6.98%
	ALLIANZ NFJ RENAISSANCE P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	667.557	5.87%
	ALLIANZ NFJ SMALL-CAP VALUE FUND
	Class A
b	ALLIANZ NFJ SMALL-CAP VALUE A	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	8,945,587.786	11.42%
b	ALLIANZ NFJ SMALL-CAP VALUE A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7,592,278.931	9.69%
b	ALLIANZ NFJ SMALL-CAP VALUE A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	5,692,139.963	7.27%
	Class B
b	ALLIANZ NFJ SMALL-CAP VALUE B	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	87,668.936	10.87%
b	ALLIANZ NFJ SMALL-CAP VALUE B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	80,967.875	10.04%
b	ALLIANZ NFJ SMALL-CAP VALUE B	AMERICAN ENTERPRISE INVESTMENT SVC FBO #890000611 PO BOX 9446 MINNEAPOLIS MN 55440-9446	42,126.645	5.22%
	Class C
a, b	ALLIANZ NFJ SMALL-CAP VALUE C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,458,548.137	25.91%
b	ALLIANZ NFJ SMALL-CAP VALUE C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,220,558.988	9.14%
b	ALLIANZ NFJ SMALL-CAP VALUE C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	930,278.948	6.97%
b	ALLIANZ NFJ SMALL-CAP VALUE C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	885,968.345	6.64%
b	ALLIANZ NFJ SMALL-CAP VALUE C	CITIGROUP GLOBAL MARKETS, INC 00109801250 ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	807,100.714	6.05%
b	ALLIANZ NFJ SMALL-CAP VALUE C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	726,570.830	5.44%
	Class D
a, b	ALLIANZ NFJ SMALL-CAP VALUE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,987,800.536	44.21%
a, b	ALLIANZ NFJ SMALL-CAP VALUE D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,473,031.464	32.76%
b	ALLIANZ NFJ SMALL-CAP VALUE D	AMERITRADE INC FBO 9950065291 PO BOX 2226 OMAHA NE 68103-2226	400,388.069	8.91%
	Class R
	ALLIANZ NFJ SMALL-CAP VALUE R	HARTFORD LIFE INSURANCE CO 401K SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	933,661.355	17.69%
	ALLIANZ NFJ SMALL-CAP VALUE R	AMERICAN UNITED INSURANCE CO TTEE GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	873,014.861	16.54%
	ALLIANZ NFJ SMALL-CAP VALUE R	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	377,330.970	7.15%

				Percentage of
			Amount and Nature of	Oustanding Shares of
	Fund Name	Registration	Beneficial Ownership	Class Owned
	ALLIANZ NFJ SMALL-CAP VALUE R	AMERICAN UNITED INSURANCE CO TTEE UNIT INVESTMENT TRUST PO BOX 368 INDIANAPOLIS IN 46206-0368	318,233.963	6.03%
b	ALLIANZ NFJ SMALL-CAP VALUE R	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	290,810.987	5.51%
	Administrative Class
a, b	ALLIANZ NFJ SMALL-CAP VALUE ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	21,976,891.576	45.37%
b	ALLIANZ NFJ SMALL-CAP VALUE ADMIN	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,538,270.078	5.24%
	Institutional Class
a, b	ALLIANZ NFJ SMALL-CAP VALUE INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	32,630,398.015	38.84%
b	ALLIANZ NFJ SMALL-CAP VALUE INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	11,603,021.287	13.81%
b	ALLIANZ NFJ SMALL-CAP VALUE INSTL	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6,923,246.282	8.24%
	Class P
a, b	ALLIANZ NFJ SMALL-CAP VALUE P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,134,677.413	46.28%
a, b	ALLIANZ NFJ SMALL-CAP VALUE P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	819,359.225	33.42%
b	ALLIANZ NFJ SMALL-CAP VALUE P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	296,331.770	12.09%
	ALLIANZ RCM DISCIPLINED INTERNATIONAL EQUITY FUND
	Class A
b	ALLIANZ RCM DISCIPLINED INTL EQ A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	81,330.470	8.59%
b	ALLIANZ RCM DISCIPLINED INTL EQ A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	60,896.068	6.43%
b	ALLIANZ RCM DISCIPLINED INTL EQ A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	52,563.247	5.55%
	Class B
b	ALLIANZ RCM DISCIPLINED INTL EQ B	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	9,632.473	6.92%
b	ALLIANZ RCM DISCIPLINED INTL EQ B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7,777.771	5.59%
	Class C
b	ALLIANZ RCM DISCIPLINED INTL EQ C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	250,879.653	18.21%
b	ALLIANZ RCM DISCIPLINED INTL EQ C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	133,520.611	9.69%
b	ALLIANZ RCM DISCIPLINED INTL EQ C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	125,831.480	9.14%
b	ALLIANZ RCM DISCIPLINED INTL EQ C	CITIGROUP GLOBAL MARKETS, INC 00109801250 ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	95,380.964	6.92%
	Class D
	ALLIANZ RCM DISCIPLINED INTL EQ D	CHARLES T FRENCH CATHERINE L FRENCH JT WROS 3273 LENAPE DR DRESHER PA 19025-1824	20,501.586	22.76%
b	ALLIANZ RCM DISCIPLINED INTL EQ D	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	12,135.881	13.47%
b	ALLIANZ RCM DISCIPLINED INTL EQ D	MERRILL LYNCH PF&S INC FOR THE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6486	11,855.162	13.16%
b	ALLIANZ RCM DISCIPLINED INTL EQ D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7,654.308	8.50%
b	ALLIANZ RCM DISCIPLINED INTL EQ D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	6,875.598	7.63%
	ALLIANZ RCM DISCIPLINED INTL EQ D	JAMES J GOMBAS & JULIE THERESE GOMBAS JT WROS 7 S 501 ARBOR DRIVE NAPERVILLE IL 60540-6433	6,850.760	7.60%
	Administrative Class
	ALLIANZ RCM DISCIPLINED INTL EQ ADMI	STATE STREET BANK & TRUST CO CUST AGNES O'KELLY IRA R/O PO BOX 3671 PAWLEYS ISL SC 29585-3671	1,698.530	21.82%
	ALLIANZ RCM DISCIPLINED INTL EQ ADMI	THOMAS MICHAEL GOMEZ ONNALEE ANNE HENNEBERRY JT WROS 2332 MASSEY LN DECATUR GA 30033-1221	1,225.282	15.74%
b	ALLIANZ RCM DISCIPLINED INTL EQ ADMI	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	1,094.272	14.06%
	ALLIANZ RCM DISCIPLINED INTL EQ ADMI	STATE STREET BANK & TRUST CO CUST LINDA R HESS IRA R/O 17 DEVONSHIRE DR SE ROME GA 30161-4062	1,041.669	13.38%
	ALLIANZ RCM DISCIPLINED INTL EQ ADMI	STATE STREET BANK & TRUST CO CUST IRA A/C NANCY M MORRIS 535 SAINT PHILIP ST NEW ORLEANS LA 70116-3322	831.200	10.68%
	ALLIANZ RCM DISCIPLINED INTL EQ ADMI	MARK GREENBERG 1646 N CALIFORNIA BLVD STE 315 WALNUT CREEK CA 94596-4171	649.803	8.35%
	ALLIANZ RCM DISCIPLINED INTL EQ ADMI	STATE STREET BANK & TRUST CO CUST IRA MARY GNADT 237 WALNUT ST ELMHURST IL 60126-2655	628.846	8.08%
	ALLIANZ RCM DISCIPLINED INTL EQ ADMI	CHARLES SPERRAZZA 2128 NE 62ND ST FT LAUDERDALE FL 33308-2163	487.367	6.26%
	Institutional Class
a, b	ALLIANZ RCM DISCIPLINED INTL EQ INSTL	PERSHING LLC ATTN MUTUAL FUNDS PO BOX 2052 JERSEY CITY NJ 07303-2052	195,075.856	44.21%
	ALLIANZ RCM DISCIPLINED INTL EQ INSTL	BUILDING SERVICE PENSION PLAN ATTN NWA 2323 EASTLAKE AVE E SEATTLE WA 98102-3305	92,826.494	21.04%
	ALLIANZ RCM DISCIPLINED INTL EQ INSTL	CENTRAL CA IBEW-NECA PENSION TRUST FUND LOCAL #413 ATTN MR JOE FURINO 100 THOMAS RD BUELLTON CA 93427-9668	75,289.690	17.06%
b	ALLIANZ RCM DISCIPLINED INTL EQ INSTL	CHARLES SCHWAB COMPANY 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	64,767.832	14.68%
	ALLIANZ RCM GLOBAL COMMODITY EQUITY FUND
	Class A
b	ALLIANZ RCM GLOBAL COMMODITY EQUITY A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	75,540.040	9.69%
b	ALLIANZ RCM GLOBAL COMMODITY EQUITY A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	67,209.587	8.62%
b	ALLIANZ RCM GLOBAL COMMODITY EQUITY A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #890000611 PO BOX 9446 MINNEAPOLIS MN 55440-9446	38,987.862	5.00%
	Class C
b	ALLIANZ RCM GLOBAL COMMODITY EQUITY C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	92,563.631	17.06%
b	ALLIANZ RCM GLOBAL COMMODITY EQUITY C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	72,639.844	13.39%
b	ALLIANZ RCM GLOBAL COMMODITY EQUITY C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	29,640.966	5.46%

				Percentage of
			Amount and Nature of	Oustanding Shares of
	Fund Name	Registration	Beneficial Ownership	Class Owned
b	ALLIANZ RCM GLOBAL COMMODITY EQUITY C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	28,346.058	5.22%
	Class D
a, b	ALLIANZ RCM GLOBAL COMMODITY EQUITY D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	164,651.860	60.03%
b	ALLIANZ RCM GLOBAL COMMODITY EQUITY D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	59,090.217	21.54%
b	ALLIANZ RCM GLOBAL COMMODITY EQUITY D	AMERITRADE INC FBO 9950065291 PO BOX 2226 OMAHA NE 68103-2226	15,331.321	5.59%
	Class P
a, b	ALLIANZ RCM GLOBAL COMMODITY EQUITY P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	33,367.106	79.17%
b	ALLIANZ RCM GLOBAL COMMODITY EQUITY P	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	6,444.481	15.29%
	Institutional Class
a	ALLIANZ RCM GLOBAL COMMODITY EQUITY INSTL	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZ GLOBAL INV SOL GLOBAL ALLOCATION FUND AGI SOLUTIONS ATTN STEPHEN SEXAUER 600 W BROADWAY SAN DIEGO CA 92101-3311	605,138.016	42.71%
	ALLIANZ RCM GLOBAL COMMODITY EQUITY INSTL	STATE STREET BANK AND TRUST CO CUST SOUTH DAKOKA HIGHER EDUCATION TRUST (ALLIANZ RCM GLOBAL RESOURCES) 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	224,202.194	15.82%
	ALLIANZ RCM GLOBAL COMMODITY EQUITY INSTL	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 7-10 P51B ATTN STATE STREET TRUST OPERATIONS 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	126,394.037	8.92%
	ALLIANZ RCM GLOBAL COMMODITY EQUITY INSTL	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 0-6 P51A ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	97,001.954	6.85%
	ALLIANZ RCM GLOBAL COMMODITY EQUITY INSTL	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN DIVERSIFIED EQUITY P52D ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	86,393.364	6.10%
	ALLIANZ RCM GLOBAL COMMODITY EQUITY INSTL	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACESS 529 PLAN AGE-BASED PORTFOLIO 11-14 P51D ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	81,379.643	5.74%
	ALLIANZ RCM GLOBAL SMALL-CAP FUND
	Class A
b	ALLIANZ RCM GLOBAL SMALL-CAP A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	192,951.739	17.29%
b	ALLIANZ RCM GLOBAL SMALL-CAP A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #890000611 PO BOX 9446 MINNEAPOLIS MN 55440-9446	95,101.300	8.52%
	Class B
b	ALLIANZ RCM GLOBAL SMALL-CAP B	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	28,796.286	11.23%
b	ALLIANZ RCM GLOBAL SMALL-CAP B	AMERICAN ENTERPRISE INVESTMENT SVC FBO #890000611 PO BOX 9446 MINNEAPOLIS MN 55440-9446	21,911.441	8.55%
	Class C
b	ALLIANZ RCM GLOBAL SMALL-CAP C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	72,625.903	13.52%
b	ALLIANZ RCM GLOBAL SMALL-CAP C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	71,816.860	13.37%
b	ALLIANZ RCM GLOBAL SMALL-CAP C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	55,902.794	10.40%
	Class D
a, b	ALLIANZ RCM GLOBAL SMALL-CAP D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	326,342.689	49.40%
a, b	ALLIANZ RCM GLOBAL SMALL-CAP D	NATIONAL FINANCIAL SERVICES CORP FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	206,869.103	31.31%
	Institutional Class
a, b	ALLIANZ RCM GLOBAL SMALL-CAP INSTL	CHARLES SCHWAB COMPANY 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	287,010.426	58.80%
a, b	ALLIANZ RCM GLOBAL SMALL-CAP INSTL	PERSHING LLC ATTN MUTUAL FUNDS PO BOX 2052 JERSEY CITY NJ 07303-2052	146,699.797	30.06%
	Class P
a, b	ALLIANZ RCM GLOBAL SMALL-CAP P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	24,538.847	43.10%
a, b	ALLIANZ RCM GLOBAL SMALL-CAP P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	20,105.996	35.32%
b	ALLIANZ RCM GLOBAL SMALL-CAP P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	10,237.293	17.98%
	ALLIANZ RCM LARGE-CAP GROWTH FUND
	Class A
a	ALLIANZ RCM LARGE-CAP GROWTH A	NEW YORK LIFE INSURANCE CO 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	1,620,181.926	36.51%
a, b	ALLIANZ RCM LARGE-CAP GROWTH A	PRUDENTIAL INVESTMENT MGTS SERVICE (FBO) MUTUAL FUND CLIENTS ATTN PRUCHOICE UNIT 100 MULBERRY STREET MAIL STOP NJ 05-11-20 NEWARK NJ 07102-4056	1,244,812.001	28.05%
b	ALLIANZ RCM LARGE-CAP GROWTH A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	231,047.709	5.21%
	Class B
b	ALLIANZ RCM LARGE-CAP GROWTH B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	22,096.096	11.28%
b	ALLIANZ RCM LARGE-CAP GROWTH B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	17,932.448	9.15%
b	ALLIANZ RCM LARGE-CAP GROWTH B	AMERICAN ENTERPRISE INVESTMENT SVC FBO #890000611 PO BOX 9446 MINNEAPOLIS MN 55440-9446	12,909.917	6.59%
	Class C
b	ALLIANZ RCM LARGE-CAP GROWTH C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	160,270.918	23.22%
b	ALLIANZ RCM LARGE-CAP GROWTH C	CITIGROUP GLOBAL MARKETS, INC 00109801250 ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	72,009.298	10.43%
b	ALLIANZ RCM LARGE-CAP GROWTH C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	61,241.137	8.87%
b	ALLIANZ RCM LARGE-CAP GROWTH C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	40,436.208	5.86%
b	ALLIANZ RCM LARGE-CAP GROWTH C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	39,916.727	5.78%
	Class D
a, b	ALLIANZ RCM LARGE-CAP GROWTH D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,426,899.496	57.74%
b	ALLIANZ RCM LARGE-CAP GROWTH D	NATIONAL FINANCIAL SERVICES CORP FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEP 5TH FL 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	373,661.985	15.12%
b	ALLIANZ RCM LARGE-CAP GROWTH D	PRUDENTIAL INVESTMENT MGTS SERVICE (FBO) MUTUAL FUND CLIENTS ATTN PRUCHOICE UNIT 100 MULBERRY STREET MAIL STOP NJ 05-11-20 NEWARK NJ 07102-4056	254,583.686	10.30%
	ALLIANZ RCM LARGE-CAP GROWTH D	WELLS FARGO BANK NA FBO ENGLE NONEMER DC PENSION D 1150209500 PO BOX 1533 MINNEAPOLIS MN 55480-1533	159,633.908	6.46%

				Percentage of
			Amount and Nature of	Oustanding Shares of
	Fund Name	Registration	Beneficial Ownership	Class Owned
	Class R
a	ALLIANZ RCM LARGE-CAP GROWTH R	VRSCO FBO AIGFSB ÝCUST¨ ÝTTEE¨ FBO JEFFERSON CNTR FOR MENTAL HLTH 401K 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	20,229.088	83.62%
	ALLIANZ RCM LARGE-CAP GROWTH R	MG TRUST COMPANY CUST FBO ENDOW 403(B) RETIREMENT PLAN 700 17TH STREET SUITE 300 DENVER CO 80202-3531	1,209.937	5.00%
	Administrative Class
a, b	ALLIANZ RCM LARGE-CAP GROWTH ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	1,257,982.660	48.54%
a	ALLIANZ RCM LARGE-CAP GROWTH ADMIN	MERCER TRUST COMPANY TTEE FBO HEALTH NET INC 401K SAVINGS PLAN ATTN DC PLAN ADMIN TEAM 1 INVESTORS WAY MSC N-2-E NORWOOD MA 02062-1599	1,134,277.041	43.77%
	Institutional Class
b	ALLIANZ RCM LARGE-CAP GROWTH INSTL	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 720 UNION BANK 401(K) PLAN 400 CALIFORNIA ST FL 10 SAN FRANCISCO CA 94104-1318	4,784,553.860	21.95%
	ALLIANZ RCM LARGE-CAP GROWTH INSTL	MERCER TRUST COMPANY TTEE FBO NORDSTROM INC DCPA TEAM 650256 MSC 1 INVESTORS WAY MSC N-1-G NORWOOD MA 02062-1599	4,464,671.550	20.49%
	ALLIANZ RCM LARGE-CAP GROWTH INSTL	CHARLES SCHWAB COMPANY 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,379,966.058	10.92%
	ALLIANZ RCM LARGE-CAP GROWTH INSTL	THE NORTHERN TRUST CO AS TTEE FBO NORTEL NETWORKS 401K TRUST - D1 PO BOX 92994 CHICAGO IL 60675-0001	1,888,450.098	8.67%
	ALLIANZ RCM LARGE-CAP GROWTH INSTL	NEW YORK LIFE TRUST CO CLIENT ACCT 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	1,549,999.009	7.11%
	Class P
a, b	ALLIANZ RCM LARGE-CAP GROWTH P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	42,124.085	41.57%
a, b	ALLIANZ RCM LARGE-CAP GROWTH P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	31,322.734	30.91%
b	ALLIANZ RCM LARGE-CAP GROWTH P	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	15,137.456	14.94%
b	ALLIANZ RCM LARGE-CAP GROWTH P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	11,930.165	11.77%
	ALLIANZ RCM MID-CAP FUND
	Class A
b	ALLIANZ RCM MID-CAP A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	297,540.901	9.32%
b	ALLIANZ RCM MID-CAP A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #890000611 PO BOX 9446 MINNEAPOLIS MN 55440-9446	194,512.132	6.09%
b	ALLIANZ RCM MID-CAP A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	181,449.894	5.68%
	Class B
b	ALLIANZ RCM MID-CAP B	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	39,233.434	6.48%
b	ALLIANZ RCM MID-CAP B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	37,190.333	6.14%
	Class C
b	ALLIANZ RCM MID-CAP C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	205,244.745	11.50%
	ALLIANZ RCM MID-CAP C	RICHARD ROSETTI & JOAN ROSETTI JT TEN 20 E COBBLE HILL RD LOUDONVILLE NY 12211-1310	204,931.051	11.49%
b	ALLIANZ RCM MID-CAP C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	106,641.674	5.98%
b	ALLIANZ RCM MID-CAP C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	94,942.648	5.32%
	Class D
a, b	ALLIANZ RCM MID-CAP D	NATIONAL FINANCIAL SERVICES CORP FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	238,099.684	47.37%
a, b	ALLIANZ RCM MID-CAP D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	128,604.071	25.58%
b	ALLIANZ RCM MID-CAP D	AMERITRADE INC FBO 9950065291 PO BOX 2226 OMAHA NE 68103-2226	30,380.533	6.04%
	Administrative Class
a, b	ALLIANZ RCM MID CAP ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	821,208.622	98.91%
	Institutional Class
a	ALLIANZ RCM MID-CAP INSTL	ABBOTT LABORATORIES ANNUITY RETIREMENT TRUST FUND ATTN MR WILLIAM H S PREECE JR 1 ABBOTT PARK RD D310, AP6D/2 ABBOTT PARK IL 60064	7,470,804.181	48.00%
b	ALLIANZ RCM MID-CAP INSTL	UBATCO & CO C/O UNION BANK & TRUST ATTN TRUST OPERATIONS PO BOX 82535 LINCOLN NE 68501-2535	1,737,481.197	11.16%
b	ALLIANZ RCM MID-CAP INSTL	CHARLES SCHWAB COMPANY 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,732,833.445	11.13%
	ALLIANZ RCM MID-CAP INSTL	UBATCO & CO FBO NELNET INC PO BOX 82535 LINCOLN NE 68501-2535	887,969.570	5.71%
	Class R
b	ALLIANZ RCM MID-CAP R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	146,166.823	22.99%
	ALLIANZ RCM MID-CAP R	C/O FASCORE LLC SCOTT DIXON & TOM TUORI TTEES FBO HURST MECHANICAL INC 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	92,787.405	14.60%
	ALLIANZ RCM MID-CAP R	VRSCO FBO AIGFSB CUST TTEE FBO SEEING EYE 403B MATCHING SAVINGS PL 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	78,102.724	12.29%
	ALLIANZ RCM MID-CAP R	VRSCO FBO AIGFSB ÝCUST¨ ÝTTEE¨ FBO ALLEGHENY COUNTY 457B DEF COMP 292 ALLEN PARKWAY, A6-20 HOUSTON TX 77019	71,279.342	11.21%
	ALLIANZ RCM MID-CAP R	FRONTIER TR CO FBO W E LONG CO SAVINGS & PROTECT 210773 PO BOX 10758 FARGO ND 58106-0758	54,203.922	8.53%
	ALLIANZ RCM MID-CAP R	NTC & CO FBO UTE WATERMAN PO BOX 173859 DENVER CO 80217-3859	36,671.830	5.77%
	ALLIANZ RCM STRATEGIC GROWTH FUND
	Class A
b	ALLIANZ RCM STRATEGIC GROWTH A	PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	39,855.184	15.80%
b	ALLIANZ RCM STRATEGIC GROWTH A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #890000611 PO BOX 9446 MINNEAPOLIS MN 55440-9446	29,472.738	11.68%
b	ALLIANZ RCM STRATEGIC GROWTH A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	23,549.831	9.33%
b	ALLIANZ RCM STRATEGIC GROWTH A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	15,762.132	6.25%
	Class C
b	ALLIANZ RCM STRATEGIC GROWTH C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	20,625.172	22.93%

				Percentage of
			Amount and Nature of	Oustanding Shares of
	Fund Name	Registration	Beneficial Ownership	Class Owned
b	ALLIANZ RCM STRATEGIC GROWTH C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	6,852.585	7.62%
b	ALLIANZ RCM STRATEGIC GROWTH C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5,033.498	5.60%
	Class D
a, b	ALLIANZ RCM STRATEGIC GROWTH D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	10,365.416	32.65%
a, b	ALLIANZ RCM STRATEGIC GROWTH D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9,671.304	30.47%
b	ALLIANZ RCM STRATEGIC GROWTH D	E TRADE CLEARING LLC 643-12253-14 PO BOX 484 JERSEY CITY NJ 07303-0484	2,664.852	8.39%
	Administrative Class
a	ALLIANZ RCM STRATEGIC GROWTH ADMIN	ORCHARD TRUST CO LLC FBO EMPLOYEE BENEFITS CLIENTS C/O GREAT WEST 8515 E ORCHARD RD # 2T2 ENGLEWOOD CO 80111-5002	8,657.942	92.66%
	ALLIANZ RCM STRATEGIC GROWTH ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	686.060	7.34%
	Institutional Class
a	ALLIANZ RCM STRATEGIC GROWTH INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	119,475.292	97.53%
	Class P
a, b	ALLIANZ RCM STRATEGIC GROWTH P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8,666.436	89.67%
	ALLIANZ RCM STRATEGIC GROWTH P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	652.742	6.75%
	ALLIANZ RCM TECHNOLOGY FUND
	Class A
b	ALLIANZ RCM TECHNOLOGY A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	619,195.146	9.12%
b	ALLIANZ RCM TECHNOLOGY A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	504,283.592	7.43%
	Class B
b	ALLIANZ RCM TECHNOLOGY B	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	17,286.637	8.38%
	Class C
b	ALLIANZ RCM TECHNOLOGY C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	357,802.482	12.41%
b	ALLIANZ RCM TECHNOLOGY C	CITIGROUP GLOBAL MARKETS, INC 00109801250 ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	277,334.653	9.62%
b	ALLIANZ RCM TECHNOLOGY C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	245,034.103	8.50%
b	ALLIANZ RCM TECHNOLOGY C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	155,221.325	5.39%
b	ALLIANZ RCM TECHNOLOGY C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	154,513.866	5.36%
	Class D
a, b	ALLIANZ RCM TECHNOLOGY D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,523,022.069	44.22%
b	ALLIANZ RCM TECHNOLOGY D	NATIONAL FINANCIAL SERVICES CORP FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	700,458.691	20.34%
	Administrative Class
a	ALLIANZ RCM TECHNOLOGY ADMIN	STATE STREET BANK & TRUST AS TRUSTEE FBO ADVENTIST HEALTHCARE RETIREMENT PLAN ATTN MARK HANNA 105 ROSEMONT RD WESTWOOD MA 02090-2318	858,616.415	76.07%
b	ALLIANZ RCM TECHNOLOGY ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	79,035.424	7.00%
	ALLIANZ RCM TECHNOLOGY ADMIN	ICMA RETIREMENT CORP 401 (K) PLAN 777 NORTH CAPITOL STREET NE WASHINGTON DC 20002-4239	63,649.528	5.64%
	Institutional Class
b	ALLIANZ RCM TECHNOLOGY INSTL	CHARLES SCHWAB COMPANY 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,992,372.800	24.43%
	ALLIANZ RCM TECHNOLOGY INSTL	NORTHERN TRUST CO TTEE FBO HARRIS CORP MASTER TRUST PLAN - DV PO BOX 92994 CHICAGO IL 60675-0001	1,404,009.051	17.22%
b	ALLIANZ RCM TECHNOLOGY INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	1,321,779.089	16.21%
	ALLIANZ RCM TECHNOLOGY INSTL	VANGUARD FIDUCIARY TRUST CO 100 VANGUARD BLVD VM-613 OUTSIDE FUNDS MALVERN PA 19355-2331	622,880.322	7.64%
	Class P
a, b	ALLIANZ RCM TECHNOLOGY P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	670,479.417	77.31%
b	ALLIANZ RCM TECHNOLOGY P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	151,827.882	17.51%
	ALLIANZ RCM WELLNESS FUND
	Class A
b	ALLIANZ RCM WELLNESS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	41,914.825	6.63%
b	ALLIANZ RCM WELLNESS A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	34,154.434	5.40%
b	ALLIANZ RCM WELLNESS A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #890000611 PO BOX 9446 MINNEAPOLIS MN 55440-9446	32,717.333	5.17%
b	ALLIANZ RCM WELLNESS A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	31,763.836	5.02%
	Class B
b	ALLIANZ RCM WELLNESS B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	15,165.115	14.64%
b	ALLIANZ RCM WELLNESS B	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	12,104.015	11.69%
	Class C
b	ALLIANZ RCM WELLNESS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	60,205.101	21.08%
b	ALLIANZ RCM WELLNESS C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	20,104.399	7.04%
b	ALLIANZ RCM WELLNESS C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	19,688.984	6.89%
b	ALLIANZ RCM WELLNESS C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	18,645.550	6.53%
	Class D
a, b	ALLIANZ RCM WELLNESS D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,663,360.285	44.43%
b	ALLIANZ RCM WELLNESS D	NATIONAL FINANCIAL SERVICES FOR THE BENEFIT OF CUSTOMER ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST 1 WORLD FINANCIAL CENTER NEW YORK NY 10281-5503	890,362.555	23.78%
b	ALLIANZ RCM WELLNESS D	AMERITRADE INC FBO 9950065291 PO BOX 2226 OMAHA NE 68103-2226	230,228.370	6.15%

ALLIANZ FUNDS (THE “TRUST”)
PROXY VOTING POLICY
1.	It is the policy of the Trust that proxies should be voted in the interest of the shareholders of the appropriate fund, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.
2.	The Trust, for each fund advised by Allianz Global Investors Fund Management LLC (“AGIFM”), delegates the responsibility for voting proxies to AGIFM, which will in turn delegate such responsibility to the sub-adviser of the particular fund. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trust’s current sub-advisers are set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.
3.	The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.
4.	AGIFM and each sub-adviser of a fund of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of the Trust promptly after the adoption or amendment of any such policies.
5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 17 of Form N-1A; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.
6.	This Proxy Voting Policy Statement , the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a fund of the Trust with proxy voting authority for a fund and how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, shall be made available (i) without charge, upon request, by calling 1-800-988-8380; (ii) on the Trust’s website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trust’s SAI.

Appendix A
ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)
PROXY VOTING POLICY SUMMARY
1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.
2.	AGIFM, for each fund of Allianz Funds for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.
3.	The party voting proxies (e.g., the sub-adviser) will vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.
4.	AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.
5.	The party voting the proxy will: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 17 of Form N-1A; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.
6.	Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-988-8380; (ii) on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the SAI for the relevant fund.

Appendix B
RCM Capital Management LLC (“RCM”)
Description of Proxy Voting Policy and Procedures
In cases where RCM has authority to vote its clients’ proxies, such proxies are voted in a manner consistent with its clients’ best interests. RCM’s primary objectives are to honor its fiduciary duties to its clients and vote with regard to enhancing shareholder wealth and voting power.
Written proxy policies and procedures (the “Proxy Guidelines”) have been established by RCM’s Proxy Committee, which includes investment, compliance and operations personnel. The Proxy Guidelines are reasonably designed to ensure that RCM is voting in the best interest of its clients. The Proxy Guidelines reflect RCM’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, and changes to a portfolio company’s capital structure and corporate governance. For example, RCM generally votes against proposals that contain term limits for directors and generally opposes proposals to institute supermajority voting requirements relating to business combinations. Most issues will require a case-by-case analysis.
RCM reviews the proxy statement, third-party proxy research provided by Risk Metrics Group (a proxy voting service) and other information it believes relevant when determining how to vote a proxy in accordance with its Proxy Guidelines. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss the issues. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services. The Proxy Committee meets annually to review these guidelines and determine whether any revisions are appropriate.
RCM may refrain from voting under certain circumstances. These circumstances may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, or 5) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a reasonable-efforts basis.
Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, RCM believes the benefit to its clients of exercising voting rights does not outweigh the potential negative effects of not being able to sell the shares. Therefore, if share blocking is required RCM generally abstains from voting.
RCM will not be able to vote securities on loan under securities lending arrangements into which RCM’s clients have entered. For voting issues that may have a material impact on the investment, and if RCM believes the client account holds a sufficient number of shares to have a material impact on the vote, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities. RCM believes that these circumstances will be rare.
Conflicts of Interest. RCM may have conflicts of interest that can affect how it votes its clients’ proxies. For example, RCM or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Committee is responsible for analyzing potential conflicts of interest and determining how they should be addressed. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. RCM shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.
RCM will not be able to vote securities on loan under securities lending arrangements into which RCM’s clients have entered. However, under rare circumstances, for voting issues that may have a significant impact on the investment, and if the client holds a sufficient number of shares to have a material impact on the vote, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities.

NFJ Investment Group (“NFJ”)
Description of Proxy Voting Policy and Procedures
NFJ typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best economic interests of its clients. NFJ will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.
NFJ has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that it is voting in the best interest of its clients. The Proxy Guidelines reflect NFJ’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, NFJ generally votes for proposals to declassify boards and generally opposes proposals to institute supermajority voting requirements relating to business combinations. In addition, because Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue, some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) and may result in a vote being cast that will deviate from the Proxy Guidelines.
In accordance with the Proxy Guidelines, NFJ may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. NFJ may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, NFJ may refrain from voting a proxy on behalf of its clients’ accounts in certain circumstances, for example, due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers (including ADRs), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, NFJ may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on NFJ’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.
NFJ advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. NFJ will request that clients notify NFJ in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, NFJ will generally not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, NFJ will use reasonable efforts to request the client recall the loaned securities for voting if NFJ has knowledge that the proxy involves a material event (as determined by NFJ) effecting the loaned securities in time to recall and vote the loaned securities.
The ability to timely recall shares for proxy voting purposes is not within the control of NFJ and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.
To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in NFJ’s handling of proxy voting responsibilities.
Conflicts of Interest. NFJ may have conflicts of interest that can affect how it votes its clients’ proxies. For example, NFJ or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which NFJ votes its clients’ proxies. In order to ensure that all material conflicts of interest are handled appropriately while carrying out its obligation to vote proxies, NFJ’s Proxy Committee has established procedures addressing how NFJ identifies and resolves any material conflicts of interest with its clients.

Allianz Global Investors Capital LLC (“AGI Capital”)
Description of Proxy Voting Policy and Procedures
AGI Capital typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AGI Capital seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.
AGI Capital has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AGI Capital’s general voting positions on specific corporate governance issues and corporate actions. AGI Capital has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. In certain circumstances, a client may request in writing that AGI Capital vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. In that case, AGI Capital will vote the shares held by such client accounts in accordance with their direction which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.
AGI Capital will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AGI Capital cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AGI Capital may, from time to time, instruct the Proxy Provider to cast a vote for a proxy proposal in a share blocked country.
The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Committee meets at a minimum on an annual basis and when necessary to address potential conflicts of interest. AGI Capital may have conflicts of interest that can affect how it votes its client’s proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out AGI Capital’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between AGI Capital and its clients and to resolve such issues. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act.
The Proxy Committee monitors the outsourcing of voting obligations to the Proxy Provider and AGI Capital’s proxy voting recordkeeping practices; adheres to a process for resolution of voting issues that require a case-by-case analysis; and, to the extent the Proxy Guidelines do not cover potential proxy voting issues, determines a process for voting such issues.
In accordance with the Proxy Guidelines, AGI Capital may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, AGI Capital may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, AGI Capital may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AGI Capital, timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes,
(v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.
If a client has decided to participate in a securities lending program, AGI Capital will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AGI Capital will use reasonable efforts to notify the client of proxy measures that AGI Capital deems material.

APPENDIX D
PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES
(As of March 14, 2007)
A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.
1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Directors/Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.
2.	All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Director/Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Director/Trustee Consideration Meeting or an Interim Evaluation (as defined below).
3.	At a Director/Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Director/Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.
4.	A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Director/Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.
5.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Directors/Trustees or Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

PART C
Item 15. Indemnification
Reference is made to Article VIII, Section 1, of the Registrant’s Fifth Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference herein.

Item 16. Exhibits

(1)		Fifth Amended and Restated Agreement Declaration of Trust, dated as of July 16, 2007 (37).

(2)		Fifth Amended and Restated Bylaws, dated March 9, 2006 (29).

(3)		Voting trust agreements affecting more than 5 percent of any class of equity securities — None.

(4)		Agreement and Plan of Reorganization — Filed as Appendix A to Part A hereof.

(5) (a)		Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Second Amended and Restated Agreement and Declaration of Trust (2).

(b)		Article 9 (Issuance of Shares Certificates) and Article 11 (Shareholders’ Voting Powers and Meetings) of the Amended and Restated Bylaws (13).

(6) (a)	(i )	Form of Amended and Restated Investment Advisory Agreement dated as of May 5, 2000 (5).

	(ii)	Addendum to Investment Advisory Agreement to add the NFJ International Value Fund (26).

	(iii)	Form of Addendum to Investment Advisory Agreement to decrease the advisory fee rate with respect to PIMCO Growth & Income Fund (f/k/a PIMCO Mid-Cap Equity Fund) and to add the PIMCO Healthcare Innovation, PIMCO Internet Innovation, PIMCO Small-Cap Technology, PIMCO Telecom Innovation, PIMCO Electronics Innovation, PIMCO/Allianz New Asia, PIMCO/Allianz Europe Growth, PIMCO/Allianz Select World and PIMCO/Allianz Emerging Markets Funds (5)

	(iv)	Form of Addendum to Investment Advisory Agreement to add the Select Value Fund (9).

	(v )	Form of Addendum to Investment Advisory Agreement to add the PIMCO RCM International Growth Equity Fund, PIMCO RCM Emerging Markets Fund, PIMCO RCM Europe Fund, PIMCO RCM Global Small-Cap Fund, PIMCO RCM Global Technology Fund, PIMCO RCM Global Healthcare Fund, PIMCO RCM Large-Cap Growth Fund, PIMCO RCM Tax-Managed Growth Fund, PIMCO RCM Mid-Cap Fund, PIMCO RCM Small-Cap Fund, PIMCO RCM Biotechnology Fund, PIMCO RCM Balanced Fund and PIMCO RCM Global Equity Fund (10).

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(vi)	Form of addendum to Investment Advisory Agreement to add the PIMCO NACM Core Equity Fund, PIMCO NACM Global Fund, PIMCO NACM Growth Fund, PIMCO NACM International Fund, PIMCO NACM Flex-Cap Value Fund, PIMCO NACM Pacific Rim Fund and PIMCO NACM Value Fund (11).

(vii)	Form of Novation of Amended and Restated Investment Advisory Agreement, dated September 30, 2002, naming PIMCO Funds Advisors LLC as Adviser to the Trust (13).

(viii)	Form of Addendum to Investment Advisory Agreement to add the Multi-Discipline Portfolio (18).

(ix)	Form of Addendum to Investment Advisory Agreement to add the PIMCO RCM Europe Fund (20).

(x )	Form of Addendum to Investment Advisory Agreement to add the PIMCO RCM Global Resources Fund and PIMCO RCM Global Financial Services Fund (23).

(xi)	Form of Addendum to Investment Advisory Agreement to add the PIMCO NACM International Core Fund (22).

(xii)	Addendum to Investment Advisory Agreement to add the Allianz OCC Core Equity Fund (26).

(xiii)	Form of Addendum to Investment Advisory Agreement to add the Allianz RCM Small-Cap Growth Fund (28).

(xiv)	Form of Addendum to Investment Advisory Agreement to add the Allianz RCM Strategic Growth Fund (29).
Form of Addendum to Investment Advisory Agreement to add the Allianz NACM Emerging Markets Opportunities, Allianz NFJ Mid-Cap Value and Allianz OCC

(xv)	International Equity Funds (30).

(xvi)	Form of Addendum to Investment Advisory Agreement to add the Allianz NACM Income & Growth Fund (34).

(xvii)	Form of Addendum to Investment Advisory Agreement to add the Allianz NACM Mid-Cap Growth Fund (36).

(xviii)	Form of Addendum to Investment Advisory Agreement to add the Allianz OCC Small-Cap Value Fund (38).

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	(xix)	Addendum to Investment Advisory Agreement to reflect fee reduction for the Allianz RCM Global Small-Cap Fund dated October 4, 2011 (47).

(b)	(i )	Form of Portfolio Management Agreement with NFJ Investment Group (5).

	(ii)	Form of Portfolio Management Agreement with Cadence Capital Management (5).

	(iii)	Portfolio Management Agreement with Parametric Portfolio Associates (9).

	(iv)	Form of Portfolio Management Agreement with PIMCO/Allianz Investment Advisors LLC (6).

	(v )	Form of Portfolio Management Agreement with Dresdner RCM Global Investors LLC (10).

	(vi)	Form of Portfolio Management Agreement with Nicholas-Applegate Capital Management (11).

	(vii)	Form of Portfolio Management Agreement with Pacific Investment Management Company LLC (18).

	(viii)	Portfolio Management Agreement with PIMCO Equity Advisors LLC (24).

	(ix)	Portfolio Management Agreement with Oppenheimer Capital LLC (26).

	(x )	Form of Novation of Portfolio Management Agreement with NFJ Investment Group (13).

	(xi)	Form of Novation of Portfolio Management Agreement with Cadence Capital Management (13).

	(xii)	Form of Novation of Portfolio Management Agreement with Parametric Portfolio Associates (13).

	(xiii)	Form of Novation of Portfolio Management Agreement with PIMCO Equity Advisors (13).

	(xiv)	Form of Novation of Portfolio Management Agreement with Dresdner RCM Global Investors, LLC (13).

	(xv)	Form of Novation of Portfolio Management Agreement with Nicholas-Applegate Capital Management (13).

	(xvi)	Form of Addendum to Portfolio Management Agreement with PIMCO Equity Advisors (18).

	(xvii)	Form of Addendum to Portfolio Management Agreement with NFJ Investment Group (18).

	(xviii)	Form of Addendum to Portfolio Management Agreement with Dresdner RCM Global Investors, LLC (18).

	(xix)	Form of Addendum to Portfolio Management Agreement with Nicholas Applegate Capital Management (18).

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(xx)	Form of Portfolio Management Agreement with Parametric Portfolio Associates (18).

(xxi)	Form of Addendum to Portfolio Management Agreement with Dresdner RCM Global Investors, LLC (20).

(xxii)	Form of Addendum to Portfolio Management Agreement with Dresdner RCM Global Investors, LLC (21).

(xxiii)	Form of Addendum to Portfolio Management Agreement with Nicholas-Applegate Capital Management (22).

(xxiv)	Addendum to Portfolio Management Agreement with NFJ Investment Group to add the NFJ International Value Fund (26).

(xxv)	Form of Addendum to Portfolio Management Agreement with RCM Capital Management LLC to add the Allianz RCM Small-Cap Growth Fund (28).

(xxvi)	Form of Addendum to Portfolio Management Agreement with RCM Capital Management LLC to add the Allianz RCM Strategic Growth Fund (29).

(xxvii)	Form of Addendum to Portfolio Management Agreement with Oppenheimer Capital LLC to add the Allianz OCC International Equity Fund (30).

(xxviii)	Form of Addendum to Portfolio Management Agreement with Nicholas-Applegate Capital Management LLC to add the Allianz NACM Emerging Markets Opportunities Fund (31).

(xxix)	Form of Addendum to Portfolio Management Agreement with NFJ Investment Group to add the Allianz NFJ Mid-Cap Value Fund (32).

(xxx)	Form of Novation of Portfolio Management Agreement between Allianz Global Investors Fund Management LLC, PEA Capital LLC and Oppenheimer Capital LLC (33).

(xxxi)	Form of Addendum to Portfolio Management Agreement with Nicholas-Applegate Capital Management LLC to add the Allianz NACM Income & Growth Fund (34).

(xxxii)	Form of Addendum to Portfolio Management Agreement with Nicholas-Applegate Capital Management LLC to add the Allianz NACM Mid-Cap Growth Fund (36).

(xxxiv)	Addendum to Portfolio Management Agreement with NFJ Investment Group to add the Allianz Global Investors Value Fund (40).

4

	(xxxv)	Addendum to Portfolio Management Agreement with NFJ Investment Group to add the Allianz NFJ Renaissance Fund (42).

	(xxxvi)	Novation of Portfolio Management Agreement among Allianz Global Investors Fund Management LLC, Nicholas-Applegate Capital Management LLC and Allianz Global Investors Capital LLC dated August 25, 2010 (44).

	(xxxvii)	Novation of Portfolio Management Agreement among Allianz Global Investors Fund Management LLC, Oppenheimer Capital LLC and Allianz Global Investors Capital LLC dated August 25, 2010 (44).

	(xxxviii)	Addendum to Portfolio Management Agreement with RCM Capital Management LLC to reflect fee reduction relating to the Allianz RCM Global Small-Cap Fund dated October 4, 2011 (47).

(7) (a)		Form of Amended and Restated Distribution Contract (14).

(b)		Supplement to Distribution Contract to add the PIMCO Large-Cap Value, PIMCO International Value, PIMCO Balanced Value, PIMCO Core Equity, PIMCO Small-Cap Value, PIMCO Disciplined Value and PIMCO Mid-Cap Value Funds (16).

(c)		Form of Supplement to Distribution Contract to add PIMCO Multi-Discipline Portfolio (18).

(d)		Form of Supplement to Distribution Contract to add PIMCO RCM Europe Fund (20).

(e)		Supplement to Distribution Contract to add PIMCO RCM Global Resources Fund and PIMCO RCM Global Financial Services Fund (23).

(f)		Form of Supplement to Distribution Contract to add PIMCO NACM International Core Fund (22).

(g)		Supplement to Distribution Contract to add OCC Core Equity and NFJ International Value Funds (26).

(h)		Form of Dealer Agreement (7).

(i)		Form of Supplement to Distribution Contract to add the Allianz RCM Small-Cap Growth Fund (28).

(j)		Form of Supplement to Distribution Contract to add the Allianz RCM Strategic Growth Fund (29).

5

(k)			Form of Supplement to Distribution Contract to add the Allianz NACM Emerging Markets Opportunities, Allianz NFJ Mid- Cap Value and Allianz OCC International Equity Funds (30).

(l)			Form of Supplement to the Distribution Contract to add the Allianz NACM Income & Growth Fund (34).

(m)			Form of Supplement to Distribution Contract to add the Allianz NACM Mid-Cap Growth Fund (36).

(n)			Form of Supplement to Distribution Contract to add the Allianz OCC Small-Cap Value Fund (38).

(o)			Form of Amended and Restated Distribution Contract (39).

(p)			Amended and Restated Distribution Contract dated July 1, 2011 (47).

(8)			Bonus, profit-sharing or pension plans — None.

(9) (a)			Form of Custody and Investment Accounting Agreement dated January 1, 2000 with State Street Bank & Trust Company (5).

(b)			Form of Amendment to Custody and Investment Accounting Agreement with State Street Bank & Trust Company (9).

(10) (a)			Distribution and Servicing Plan (Class A) (3).

(b)			Distribution and Servicing Plan (Class B) (3).

(c)			Distribution and Servicing Plan (Class C) (3).

(d)			Form of Distribution Plan for Administrative Class Shares (3).

(e)			Amended and Restated Distribution Plan for Administrative Class Shares (25).

(f)			Distribution Plan for Class D Shares (47).

(g)			Distribution and Servicing Plan for Class R shares (15).

(h)			Twelfth Amended and Restated Multi-Class Plan dated September 27, 2011 (47).

(11)			Opinion and Consent of Counsel as to legality of securities being registered (48).

(12)			Opinion and Consent of Counsel as to tax matters — To be filed by post-effective amendment.

(13) (a)	(i	)	Form of Amended and Restated Administration Agreement between the Trust and PIMCO Advisors L.P. (5).

(1) Revised Schedule to Administrative Agreement (Exhibit A) as of December 6, 2001 (10).

6

(2)	Revised Schedule to Administration Agreement (Exhibit A) as of June, 2002 (11).

(ii)	Form of Administration Agreement between the Trust and PIMCO Funds Advisors LLC (13).

(1)	Form of Revised Schedule to Administrative Agreement (Exhibit A) as of December, 2002 (14).

(2)	Form of Revised Schedule to Administrative Agreement (Exhibit A) as of December, 2003 (19).

(iii)	Amended and Restated Administration Agreement between the Trust and PIMCO Advisors Fund Management LLC dated March 7, 2003 (17).

(1)	Updated Schedule to Administration Agreement (18).

(2)	Form of Updated Schedule to Administration Agreement (20).

(3)	Form of Updated Schedule to Administration Agreement (22).

(4)	Updated Schedule to Administration Agreement (23).

(iv)	Amended and Restated Administration Agreement (26).

(1)	Form of Revised Schedule to Amended and Restated Administration Agreement (Exhibit A) as of January 2006 (28).

(2)	Form of Revised Schedule to Amended and Restated Administration Agreement (Exhibit A) as of April 1, 2006 (29).

(3)	Form of Revised Schedule to Amended and Restated Administration Agreement (Exhibit A) (30).

(4)	Form of Revised Schedule to Amended and Restated Administration Agreement (Exhibit A) as of February 28, 2007 (35).

(5)	Form of Revised Schedule to Amended and Restated Administration Agreement (Exhibit A) as of June 27, 2007 (36).

(6)	Form of Revised Schedule to Amended and Restated Administration Agreement (Exhibit A) as of October 23, 2007 (38).

(v)	Form of Amended and Restated Administration Agreement between the Trust and Allianz Global Investors Fund Management LLC (39).

7

	(1)	Updated Schedule to Administration Agreement, dated September 17, 2009 (43).

	(2)	Updated Schedule to Administration Agreement, dated October 29, 2009 (43).

	(3)	Revised Schedule to Administrative Agreement (Exhibit A), dated February 17, 2012 (49).

(vi)		Amended and Restated Administration Agreement between the Trust and Allianz Global Investors Fund Management LLC dated July 1, 2011 (47).

(b)		Form of Agency Agreement and Addenda (1).

(c)		Form of Addendum to Agency Agreement (3).

(d)		Form of Assignment of Agency Agreement (3).

(e)		Form of Addendum to Agency Agreement (4).

(f) (i)		Form of Transfer Agency and Services Agreement with National Financial Data Services (8).

(ii)		Form of Transfer Agency and Services Agreement with First Data Investor Services Group, Inc. dated November 9, 1998, as amended July 20, 1999 (5).

	(1)	Amendment Number Two to the Transfer Agency and Series Agreement with First Data Investor Services Group, Inc. (9).

(iii)		Form of Transfer Agency and Services Agreement with State Street Bank and Trust Company, including Form of Novation and Amendment of Transfer Agency Agreement (10).

(iv)		Form of Revised Schedule to Transfer Agency and Services Agreement with Boston Financial Data Services, Inc. (39).

(v)		Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. dated October 3, 2008 (41).

(g)		Form of Service Plan for Institutional Services Shares (4).

(h)		Form of Administrative Services Plan for Administrative Class Shares (3).

(i)		Amended and Restated Administrative Services Plan for Administrative Class Shares (25).

(j)		Form of Securities Lending Authorization Agreement with State Street Bank and Trust Company (12).

(k)		Securities Lending Agency Agreement with Dresdner Bank AG (26).

(l)		Form of Sub-Administration Agreement between Allianz Global Investors Fund Management LLC and State Street Bank & Trust Company (27).

(m) (i)	(1)	Expense Waiver Agreement dated December 9, 2010 with Allianz Global Investors Fund Management LLC (45).

8

	(2)	Form of Side Letter dated February 15, 2011 relating to the Portfolio Management Agreement with Allianz Global Investors Capital LLC dated July 19, 2002 (45).

	(3)	Form of Side Letter dated February 15, 2011 relating to the Portfolio Management Agreement with RCM Capital Management LLC dated February 1, 2002 (45).
(ii)	(1)	Expense Waiver Agreement dated October 4, 2011 with Allianz Global Investors Fund Management LLC (47).

	(2)	Side Letter dated October 4, 2011 relating to the Portfolio Management Agreement with Allianz Global Investors Capital LLC dated July 19, 2002 (47).

	(3)	Side Letter dated October 4, 2011 relating to the Portfolio Management Agreement with NFJ Investment Group LLC dated May 5, 2000 (47).

(14)		Consent of PricewaterhouseCoopers LLP — Filed herewith.

(15)		Financial Statements omitted pursuant to Item 14(1) — None.

(16)		Powers of Attorney (48).

(17) (a)		Form of Proxy — Filed herewith.

(b)		Prospectus dated November 1, 2011, as supplemented, for Class A, Class B, Class C and Class R shares of the Trust (48).

(c)		Prospectus dated November 1, 2011, as supplemented, for Class D, Class P, Institutional and Administrative Class shares of the Trust (48).

(d)		Statement of Additional Information of the Trust, dated November 1, 2011, as supplemented — Filed herewith as part of Part B.

(e)		Statement of Additional Information of the Trust dated February 23, 2012 — Filed herewith as Part B.

(f)		The Registrant’s current Annual Report for Class A, Class B, Class C, Class D, Class R, Class P, Institutional and Administrative Class shares of the Trust, dated June 30, 2011 (48).

9

1.	Incorporated by reference from Post-Effective Amendment No. 22 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on July 1, 1996.

2.	Incorporated by reference from Definitive Proxy Statement of the Trust (File No. 811-06161), as filed on November 7, 1996.

3.	Incorporated by reference from Post-Effective Amendment No. 25 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on January 13, 1997.

4.	Incorporated by reference from Post-Effective Amendment No. 28 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 31, 1997.

5.	Incorporated by reference from Post-Effective Amendment No. 51 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on August 17, 2000.

6.	Incorporated by reference from Post-Effective Amendment No. 53 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 31, 2000.

7.	Incorporated by reference from the Registration Statement on Form N-14 of the Trust (File No. 333-54506), as filed on January 29, 2001.

8.	Incorporated by reference from Post-Effective Amendment No. 55 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on April 6, 2001.

9.	Incorporated by reference from Post-Effective Amendment No. 59 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on August 31, 2001.

10.	Incorporated by reference from Post-Effective Amendment No. 66 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on December 28, 2001.

11.	Incorporated by reference from Post-Effective Amendment No. 71 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on July 19, 2002.

12.	Incorporated by reference from Post-Effective Amendment No. 72 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on August 29, 2002.

13.	Incorporated by reference from Post-Effective Amendment No. 74 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 31, 2002.

14.	Incorporated by reference from Post-Effective Amendment No. 81 under the Investment Company Act to the Trust’s Registration Statement on Form N-1A (File No. 811-6161), as filed on December 16, 2002.

15.	Incorporated by reference from Post-Effective Amendment No. 76 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on December 30, 2002.

16.	Incorporated by reference from Post-Effective Amendment No. 79 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on April 1, 2003.

17.	Incorporated by reference from the Registration Statement on Form N-14 of the Trust (File No. 333-106248), as filed on June 18, 2003.

18.	Incorporated by reference from Post-Effective Amendment No. 83 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 28, 2003.

19.	Incorporated by reference from Post-Effective Amendment No. 85 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on December 15, 2003.

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20.	Incorporated by reference from Post-Effective Amendment No. 86 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on January 16, 2004.

21.	Incorporated by reference from Post-Effective Amendment No. 88 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on April 16, 2004.

22.	Incorporated by reference from Post-Effective Amendment No. 89 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on June 16, 2004.

23.	Incorporated by reference from Post-Effective Amendment No. 92 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on September 1, 2004.

24.	Incorporated by reference from Post-Effective Amendment No. 93 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on November 1, 2004.

25.	Incorporated by reference from Post-Effective Amendment No. 94 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on January 14, 2005.

26.	Incorporated by reference from Post-Effective Amendment No. 100 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on April 1, 2005.

27.	Incorporated by reference from Post-Effective Amendment No. 105 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on November 1, 2005.

28.	Incorporated by reference from Post-Effective Amendment No. 108 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on December 30, 2005.

29.	Incorporated by reference from Post-Effective Amendment No. 114 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on March 31, 2006.

30.	Incorporated by reference from Post-Effective Amendment No. 120 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on June 30, 2006.

31.	Incorporated by reference from Post-Effective Amendment No. 121 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on August 7, 2006.

32.	Incorporated by reference from Post-Effective Amendment No. 122 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on August 21, 2006.

33.	Incorporated by reference from Post-Effective Amendment No. 124 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on November 1, 2006.

34.	Incorporated by reference from Post-Effective Amendment No. 125 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on December 13, 2006.

35.	Incorporated by reference from Post-Effective Amendment No. 126 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on February 26, 2007.

36.	Incorporated by reference from Post-Effective Amendment No. 128 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on June 27, 2007.

37.	Incorporated by reference from Post-Effective Amendment No. 129 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on August 9, 2007.

38.	Incorporated by reference from Post-Effective Amendment No. 131 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 23, 2007.

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39.	Incorporated by reference from Post-Effective Amendment No. 134 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on July 1, 2008.

40.	Incorporated by reference from Post-Effective Amendment No. 135 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on August 29, 2008.

41.	Incorporated by reference from Post-Effective Amendment No. 136 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 31, 2008.

42.	Incorporated by reference from Post-Effective Amendment No. 137 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on August 28, 2009.

43.	Incorporated by reference from Post-Effective Amendment No. 138 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 30, 2009.

44.	Incorporated by reference from Post-Effective Amendment No. 140 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 29, 2010.

45.	Incorporated by reference from Post-Effective Amendment No. 143 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on February 18, 2011.

46.	Incorporated by reference from the Trust’s Annual Report on Form N-CSR (File No. 811-06161), as filed on August 26, 2011 (Accession No. 0001193125-11-234190).

47.	Incorporated by reference from Post-Effective Amendment No. 145 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on October 31, 2011.

48.	Incorporated by reference from the Trust’s Registration Statement on Form N-14 (File No. 333-179077), as filed on January 24, 2012.

49.	Incorporated by reference from Post-Effective Amendment No. 150 to the Trust’s Registration Statement on Form N-1A (File No. 33-36528), as filed on February 17, 2012.

Item 17. Undertakings
(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
(3) Pursuant to the requirements of Form N-14, the undersigned undertakes to file, by post-effective amendment to the Registration Statement, an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement relating to the merger of Allianz AGIC Target Fund with and into Allianz RCM Mid-Cap Fund that is part of the Registration Statement within a reasonable time after receipt of such opinion.

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NOTICE
     A copy of the Agreement and Declaration of Allianz Funds (the “Trust”), together with all amendments thereto, is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.
SIGNATURES
     As required by the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 1 (the “Amendment”) to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused the Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and the State of New York on the 23rd day of February, 2012.

ALLIANZ FUNDS
By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President

     As required by the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Name	Capacity	Date
/s/ Brian S. Shlissel Brian S. Shlissel	President	February 23, 2012

/s/ Lawrence G. Altadonna* Lawrence G. Altadonna	Treasurer and Principal Financial and Accounting Officer	February 23, 2012

/s/ Maryann Bruce* Maryann Bruce	Trustee	February 23, 2012

/s/ F. Ford Drummond* F. Ford Drummond	Trustee	February 23, 2012

/s/ Udo Frank* Udo Frank	Trustee	February 23, 2012

/s/ C. Kim Goodwin* C. Kim Goodwin	Trustee	February 23, 2012

/s/ James S. MacLeod* James S. MacLeod	Trustee	February 23, 2012

/s/ John C. Maney* John C. Maney	Trustee	February 23, 2012

/s/ Davey S. Scoon* Davey S. Scoon	Trustee	February 23, 2012

/s/ Edward E. Sheridan* Edward E. Sheridan	Trustee	February 23, 2012

Name	Capacity	Date
/s/ W. Bryant Stooks* W. Bryant Stooks	Trustee	February 23, 2012

/s/ Gerald M. Thorne* Gerald M. Thorne	Trustee	February 23, 2012

/s/ James W. Zug* James W. Zug	Trustee	February 23, 2012

*By:	/s/ Brian S. Shlissel
Brian S. Shlissel
Attorney-In-Fact Date: February 23, 2012

EXHIBIT INDEX

Exhibit No.	Exhibit Name
(14)	Consent of PricewaterhouseCoopers LLP

(17)(a)	Form of Proxy Card